                                                                                                 EXECUTION COPY

                               RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                                   Company,

                                       RESIDENTIAL FUNDING CORPORATION,

                                               Master Servicer,

                                                      and

                                        U.S. BANK NATIONAL ASSOCIATION,

                                                    Trustee

                                              SERIES SUPPLEMENT,

                                           DATED AS OF APRIL 1, 2006

                                                      TO

                                               STANDARD TERMS OF

                                        POOLING AND SERVICING AGREEMENT

                                          DATED AS OF JANUARY 1, 2006

                                      Mortgage Pass-Through Certificates

                                                Series 2006-S4

ARTICLE II        ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF
                  CERTIFICATES ............................................................15

        Section 2.01      Conveyance of Mortgage Loans. (See Section 2.01 of the Standard
                          Terms) ..........................................................15

        Section 2.02      Acceptance by Trustee.  (See Section 2.02 of the Standard Terms).15

        Section 2.03      Representations, Warranties and Covenants of the Master Servicer and the
                          Company..........................................................15

        Section 2.04      Representations and Warranties of Residential Funding.

        Section 2.08      Purposes and Powers of the Trust.  (See Section 2.08 of the

        Section 3.01      Master Servicer to Act as Servicer.  (See Section 3.01 of the
                          Standard Terms) .................................................19

        Section 3.02      Subservicing Agreements Between Master Servicer and Subservicers;
                          Enforcement of Subservicers' and Sellers' Obligations............19

        Section 3.03      Successor Subservicers.  (See Section 3.03 of the Standard Terms)20

        Section 3.04      Liability of the Master Servicer.  (See Section 3.04 of the
                          Standard Terms) .................................................20

        Section 3.05      No Contractual Relationship Between Subservicer and Trustee or
                          Certificateholders.  (See Section 3.05 of the Standard Terms)....20

        Section 3.06      Assumption or Termination of Subservicing Agreements by Trustee.
                         (See Section 3.06 of the Standard Terms)..........................20

        Section 3.07      Collection of Certain Mortgage Loan Payments; Deposits to
                          Custodial Account.(See Section 3.07 of the Standard Terms).......20

        Section 3.08      Subservicing Accounts; Servicing Accounts.
                          (See Section 3.08 of the Standard Terms).........................20

        Section 3.09      Access to Certain Documentation and Information Regarding the
                          Mortgage Loans.  (See Section 3.09 of the Standard Terms)........20

        Section 3.10      Permitted Withdrawals from the Custodial Account.
                          (See Section 3.10 of the Standard Terms).........................20

        Section 3.11      Maintenance of the Primary Insurance Policies;
                          Collections Thereunder.  (See Section 3.11 of the
                          Standard Terms).............................. ...................20

        Section 3.12      Maintenance of Fire Insurance and Omissions and Fidelity Coverage.
                          (See Section 3.12 of the Standard Terms).........................20

        Section 3.13      Enforcement of Due-on-Sale Clauses; Assumption and Modification
                          Agreements; Certain Assignments.  (See Section 3.13 of
                          the Standard Terms)... ..........................................20

        Section 3.14      Realization Upon Defaulted Mortgage Loans.  (See Section 3.14 of
                          the Standard Terms)..............................................20

        Section 3.15      Trustee to Cooperate; Release of Mortgage Files.
                          (See Section 3.15 of the Standard Terms).........................20

        Section 3.16      Servicing and Other Compensation; Compensating Interest.
                          (See Section 3.16 of the Standard Terms).........................20

        Section 3.17      Reports to the Trustee and the Company.
                          (See Section 3.17 of the Standard Terms).........................20

        Section 3.18      Annual Statement as to Compliance.
                          (See Section 3.18 of the Standard Terms) ........................21

        Section 3.19      Annual Independent Public Accountants' Servicing Report.
                          (See Section 3.19 of the Standard Terms).........................21

        Section 3.20      Rights of the Company in Respect of the Master Servicer.
                          (See Section 3.20 of the Standard Terms).........................21

        Section 3.21      Administration of Buydown Funds.

        Section 4.03      Statements to Certificateholders; Statements to Rating Agencies;
                          Exchange Act Reporting.  (See Section 4.03 of the Standard Terms)
                          and Exhibit Three hereto) .......................................31

        Section 4.04      Distribution of Reports to the Trustee and the Company;
                          Advances by the Master Servicer.
                          (See Section 4.04 of the Standard Terms)....... .................31

        Section 4.05      Allocation of Realized Losses....................................31

        Section 4.06      Reports of Foreclosures and Abandonment of Mortgaged Property.
                          (See Section 4.06 of the Standard Terms)........................33

        Section 4.07      Optional Purchase of Defaulted Mortgage Loans.

ARTICLE VI        THE COMPANY AND THE MASTER SERVICER (SEE ARTICLE VI OF THE

        Section 10.01     REMIC Administration.  (See Section 10.01 of the Standard Terms).39

        Section 10.02     Master Servicer; REMIC Administrator and Trustee Indemnification.
                          (See Section 10.02 of the Standard Terms)........................39

        Section 10.03     Designation of REMIC(s)..........................................39

        Section 10.04     Distributions on the Uncertificated Class A-V REMIC Regular

        Section 11.02     Recordation of Agreement, Counterparts.
                          (See Section 11.02 of the Standard Terms)........................41

        Section 11.03     Limitation on Rights of Certificateholders.
                          (See Section 11.03 of the Standard Terms).............. .........41

        Section 11.04     Governing Laws.  (See Section 11.04 of the Standard Terms).......41

        Section 11.05     Notices..........................................................41

        Section 11.06     Required Notices to Rating Agency and Subservicer.
                          (See Section 11.06 of the Standard Terms)........................42

        Section 11.07     Severability of Provisions.  (See Section 11.07 of the
                          Standard Terms) .................................................42

        Section 11.08     Supplemental Provisions for Resecuritization.

EXHIBITS

Exhibit One:      Mortgage Loan Schedule (Available from the Company upon request.)
Exhibit Two:      Schedule of Discount Fractions (Available from the Company upon request.)
Exhibit Three:    Information to be Included in Monthly Distribution Date Statement
Exhibit Four:     Standard Terms of Pooling and Servicing Agreement dated as of January 1, 2006

SCHEDULES

Schedule A:....Schedule of Aggregate Planned Principal Balances
Schedule B:....Schedule of Aggregate Targeted Principal Balances

        This is a Series  Supplement,  dated as of April 1, 2006 (the  "Series  Supplement"),  to the  Standard
Terms of Pooling and  Servicing  Agreement,  dated as of January 1, 2006 and  attached  as Exhibit  Four hereto
(the  "Standard  Terms" and,  together with this Series  Supplement,  the "Pooling and Servicing  Agreement" or
"Agreement"),  among  RESIDENTIAL  FUNDING  MORTGAGE  SECURITIES  I, INC.,  as the company  (together  with its permitted  successors  and  assigns,  the  "Company"),  RESIDENTIAL  FUNDING  CORPORATION,  as master  servicer
(together  with  its  permitted  successors  and  assigns,  the  "Master  Servicer"),  and U.S.  BANK  NATIONAL
ASSOCIATION, as Trustee (together with its permitted successors and assigns, the "Trustee").

                                             PRELIMINARY STATEMENT

        The Company intends to sell Mortgage Pass-Through Certificates (collectively,  the "Certificates"),  to be issued hereunder in multiple classes,  which in the aggregate will evidence the entire beneficial  ownership interest in the Trust Fund.  As provided  herein,  the REMIC  Administrator  will make an election to treat the entire  segregated  pool of assets  described in the  definition of Trust Fund,  and subject to this  Agreement
(including  the Mortgage  Loans but excluding the Initial  Monthly  Payment  Fund),  as a real estate  mortgage investment  conduit (the "REMIC") for federal  income tax purposes and such  segregated  pool of assets will be designated as "REMIC I." The  Uncertificated  REMIC Regular I Interests will be "regular  interests" in REMIC I and the Class R-I  Certificates  will be the sole class of "residual  interests" in REMIC I for purposes of the
REMIC  Provisions (as defined herein).  A segregated pool of assets  consisting of the  Uncertificated  REMIC I
Regular  Interests  will be designated as "REMIC II," and the REMIC  Administrator  will make a separate  REMIC election with respect thereto.  The Class A-1  Certificates,  Class A-2  Certificates,  Class A-3 Certificates,
Class A-4 Certificates,  Class A-5  Certificates,  Class A-6  Certificates,  Class A-7 Certificates,  Class A-8
Certificates,   Class  A-9  Certificates,   Class  A-10  Certificates,   Class  A-P  Certificates,   Class  M-1
Certificates,  Class M-2 Certificates,  Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates,
Class B-3  Certificates and the  Uncertificated  REMIC II Regular  Interests Z  will be "regular  interests" in
REMIC II and the Class R-II  Certificates will be the sole class of "residual  interests"  therein for purposes of the REMIC Provisions.  The Class A-V Certificates will represent the entire  beneficial  ownership  interest in the Uncertificated REMIC I Regular Interests Z.

        The terms and provisions of the Standard Terms are hereby  incorporated  by reference  herein as though set forth in full herein.  If any term or provision  contained  herein shall  conflict with or be  inconsistent with any provision  contained in the Standard Terms,  the terms and provisions of this Series  Supplement shall govern.  Any  cross-reference to a section of the Pooling and Servicing  Agreement,  to the extent the terms of the Standard Terms and Series Supplement  conflict with respect to that section,  shall be a cross-reference to the related section of the Series  Supplement.  All capitalized  terms not otherwise  defined herein shall have the meanings set forth in the Standard  Terms.  The Pooling and  Servicing  Agreement  shall be dated as of the date of the Series Supplement.

        The following table sets forth the designation,  type, Pass-Through Rate, aggregate Initial Certificate
Principal  Balance,  Maturity  Date,  initial  ratings  and  certain  features  for each Class of  Certificates comprising the interests in the Trust Fund created hereunder.

                                Aggregate
                                 Initial
                               Certificate
                Pass-Through    Principal                                             Maturity                             Minimum
  Designation       Rate         Balance      Features(1)                               Date            S&P/Fitch     Denominations(2)
                                                     Senior/TAC/Accretion
    Class A-1       6.00%       $77,887,000            Directed/Fixed Rate            April 2036          AAA/AAA         $100,000.00
   Class A-2       6.00%       $40,000,000          Senior/PAC/Fixed Rate            April 2036          AAA/AAA         $100,000.00
   Class A-3       5.50%       $94,464,000          Senior/PAC/Fixed Rate            April 2036          AAA/AAA         $100,000.00
   Class A-4       6.00%        Notional      Senior/Interest Only/PAC/Fixed Rate    April 2036          AAA/AAA        $1,000,000.00
   Class A-5       6.00%       $40,487,000           Senior/PAC/Fixed Rate           April 2036          AAA/AAA         $100,000.00
   Class A-6       6.00%       $4,635,000            Senior/PAC/Fixed Rate           April 2036          AAA/AAA         $100,000.00
   Class A-7       6.00%       $30,300,000     Super Senior/Lockout/Fixed Rate       April 2036          AAA/AAA         $100,000.00
                               $9,494,000              Senior/Companion/
   Class A-8       6.00%                             Accrual/Fixed Rate              April 2036          AAA/AAA         $100,000.00
                               $1,997,000       Senior/TAC/Accrual/Accretion
   Class A-9       6.00%                             Directed/Fixed Rate             April 2036          AAA/AAA         $100,000.00
                               $1,092,000       Senior Support/Lockout/ Fixed
  Class A-10       6.00%                                    Rate                     April 2036          AAA/AAA         $100,000.00
   Class A-P       0.00%       $2,574,100           Senior/Principal Only            April 2036          AAA/AAA         $100,000.00
                 Variable       Notional        Senior/Interest Only/Variable
   Class A-V     Rate(3)                                    Rate                     April 2036          AAA/AAA        $2,000,000.00
   Class R-I       6.00%         $50.00          Senior/Residual/Fixed Rate          April 2036          AAA/AAA      (4)
  Class R-II       6.00%         $50.00          Senior/Residual/Fixed Rate          April 2036          AAA/AAA             (4)
   Class M-1       6.00%       $5,964,500           Mezzanine/Fixed Rate             April 2036           NA/AA          $100,000.00
   Class M-2       6.00%       $1,883,600           Mezzanine/Fixed Rate             April 2036            NA/A          $250,000.00
   Class M-3       6.00%       $1,255,700           Mezzanine/Fixed Rate             April 2036           NA/BBB         $250,000.00
   Class B-1       6.00%        $627,900           Subordinate/Fixed Rate            April 2036           NA/BB          $250,000.00
   Class B-2       6.00%        $627,900           Subordinate/Fixed Rate            April 2036            NA/B          $250,000.00
   Class B-3       6.00%        $627,918           Subordinate/Fixed Rate            April 2036           NA/NA          $250,000.00

(1)  The Certificates,  other than the Class B and Class R Certificates shall be
     Book-Entry  Certificates.   The  Class  B  Certificates  and  the  Class  R
     Certificates  shall be delivered to the holders  thereof in physical  form.

(2)  The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar  denominations as indicated above (by Certificate  Principal
     Balance or Notional Amount, as applicable) and integral multiples of $1 (or
     $1,000 in the case of the Class B-1, Class B-2 and Class B-3  Certificates)
     in excess  thereof,  except that one  Certificate  of any of the Class B-1,
     Class B-2 and Class B-3  Certificates  that  contain an uneven  multiple of
     $1,000  shall be issued in a  denomination  equal to the sum of the related minimum  denomination  set forth  above and such uneven  multiple  for such
     Class or the sum of such denomination and an integral multiple of $1,000.

(3)  The initial Pass-Through Rate on the Class A-V Certificates is 0.1187%.

(4)  The Class R Certificates shall be issuable in minimum  denominations of not less than a 20% Percentage Interest;  provided,  however,  that one Class R
     Certificate will be issuable to Residential Funding as "tax matters person"
     pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $313,917,718.23.

        In consideration of the mutual agreements herein  contained,  the Company,  the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                  DEFINITIONS

Section 1.01...Definitions.

        Whenever  used in this  Agreement,  the  following  words and  phrases,  unless the  context  otherwise requires, shall have the meanings specified in this Article.

        Accretion Directed Certificates:  The Class A-1 Certificates and Class A-9 Certificates.

        Accretion  Termination  Date:  With respect to (i) the Class A-8  Certificates,  the earlier of (a) the
Distribution  Date on which  the  aggregate  Certificate  Principal  Balance  of the  Class  A-1 and  Class A-9
Certificates  is  reduced  to  zero  and (b) the  Credit  Support  Depletion  Date;  and  (ii)  the  Class  A-9
Certificates,  the  earlier of (a) the  Distribution  Date on which the  Certificate  Principal  Balance of the
Class A-1 Certificates is reduced to zero and (b) the Credit Support Depletion Date.

        Accrual Certificates:  The Class A-8 Certificates and Class A-9 Certificates.

        Accrual  Distribution  Amount: With respect to each Distribution Date, the sum of the Class A-8 Accrual
Distribution Amount and the Class A-9 Accrual Distribution Amount.

        Aggregate Planned  Principal  Balance:  With respect to each  Distribution  Date, the aggregate planned principal  balance set forth for that  Distribution  Date for the Class A-2, Class A-3, Class A-5 and Class A-6
Certificates in Schedule A hereto.

        Aggregate  Targeted  Principal  Balance:  With respect to each  Distribution Date and the Class A-1 and
Class A-9  Certificates,  the aggregate  targeted  principal  balance set forth for that  Distribution  Date in
Schedule B hereto.

        Bankruptcy  Amount:  As of any date of  determination  prior to the first  anniversary  of the  Cut-off
Date,  an amount  equal to the excess,  if any, of (A) $100,000  over (B) the  aggregate  amount of  Bankruptcy
Losses  allocated  solely to one or more specific  Classes of  Certificates  in accordance with Section 4.05 of this  Series  Supplement.  As of any date of  determination  on or after the first  anniversary  of the Cut-off
Date, an amount equal to the excess, if any, of

               (1)    the lesser of (a) the  Bankruptcy  Amount  calculated  as of the close of business on the
        Business Day immediately  preceding the most recent  anniversary of the Cut-off Date coinciding with or preceding  such date of  determination  (or, if such date of  determination  is an  anniversary  of the
        Cut-off Date, the Business Day immediately  preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A)    the  greater  of (i)  0.0006  times the  aggregate  principal  balance  of all the
               Mortgage  Loans in the  Mortgage  Pool as of the  Relevant  Anniversary  (other than  Additional
               Collateral  Loans,  if any) having a  Loan-to-Value  Ratio at origination  which exceeds 75% and
               (ii) $100,000; and

                      (B)    the  greater of (i) the product of (x) an amount  equal to the largest  difference in the related  Monthly  Payment for any  Non-Primary  Residence  Loan remaining in the Mortgage
               Pool (other than Additional Collateral Loans, if any) which had an original  Loan-to-Value Ratio of 80% or greater that would  result if the Net Mortgage  Rate thereof was equal to the weighted average (based on the principal  balance of the Mortgage  Loans as of the Relevant  Anniversary)
               of the Net Mortgage  Rates of all Mortgage Loans as of the Relevant  Anniversary  less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity,  in months, of all
               Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant  Anniversary,  and
               (z) one plus the  quotient of the number of all  Non-Primary  Residence  Loans  remaining in the
               Mortgage Pool divided by the total number of Outstanding  Mortgage Loans in the Mortgage Pool as
               of the Relevant Anniversary, and (ii) $100,000,

               over

               (2)    the aggregate amount of Bankruptcy Losses allocated solely to one or more specific
        Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including  accelerating the manner in which such coverage is reduced)  provided that prior to any such  reduction,  the Master  Servicer shall (i)
obtain written  confirmation  from each Rating Agency that such reduction  shall not reduce the rating assigned to any Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such  Certificates  as of the Closing  Date by such Rating  Agency and (ii)  provide a copy of such written confirmation to the Trustee.

        Business  Day:  Any  day  other  than  (i) a  Saturday  or a  Sunday  or  (ii) a day on  which  banking institutions  in the State of New York, the State of Michigan,  the State of California,  the State of Illinois
or the City of St.  Paul,  Minnesota  (and such  other  state or states in which the  Custodial  Account or the
Certificate  Account are at the time  located)  are  required or  authorized  by law or  executive  order to be closed.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate  Account:  The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "U.S. Bank National  Association,  as trustee,  in trust for the registered holders of Residential  Funding Mortgage  Securities I, Inc.,  Mortgage  Pass-Through  Certificates,
Series 2006-S4" and which must be an Eligible Account.

        Class A  Certificate:  Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6,
Class A-7, Class A-8, Class A-9, Class A-10, Class A-P or Class A-V  Certificates,  executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit
A.

        Class A-8 Accrual  Distribution  Amount: With respect to each Distribution Date preceding the Accretion
Termination  Date for the Class  A-8  Certificates,  an  amount  equal to the  amount  of  Accrued  Certificate
Interest  on the  Class  A-8  Certificates  for that  date,  which  amount  shall  be added to the  Certificate
Principal  Balance  thereof,  and distributed  pursuant to Section  4.02(a)(ii)(Y)(1)(A)  to the holders of the
Class A-1,  Class A-8 and Class A-9  Certificates,  as  principal in  reduction  of the  Certificate  Principal
Balances  thereof.  Any  distributions  of the Class A-8 Accrual  Distribution  Amount to the Class A-1,  Class
A-8,  and Class A-9  Certificates  shall reduce the  Certificate  Principal  Balances of those  classes by that amount.  The amount that is added to the  Certificate  Principal  Balance of the Class A-8  Certificates  shall accrue  interest  at a rate  of  6.00%  per  annum.  On  each  Distribution  Date  on or  after  the  Accretion
Termination  Date for the Class A-8  Certificates,  the entire  Accrued  Certificate  Interest on the Class A-8
Certificates for that date will be payable to the holders of the Class A-8 Certificates, as interest.

        Class A-9 Accrual  Distribution  Amount: With respect to each Distribution Date preceding the Accretion
Termination  Date for the Class  A-9  Certificates,  an  amount  equal to the  amount  of  Accrued  Certificate
Interest  on the  Class  A-9  Certificates  for that  date,  which  amount  shall  be added to the  Certificate
Principal  Balance  thereof,  and distributed  pursuant to Section  4.02(a)(ii)(Y)(1)(B)  to the holders of the
Class  A-1 and Class A-9  Certificates,  as  principal  in  reduction  of the  Certificate  Principal  Balances thereof.  Any  distributions  of the Class A-9 Accrual  Distribution  Amount to the and Class A-1 and Class A-9
Certificates  shall reduce the  Certificate  Principal  Balances of those  classes by that  amount.  The amount that is added to the Certificate  Principal  Balance of the Class A-9  Certificates  shall accrue interest at a rate of 6.00% per annum. On each  Distribution  Date on or after the Accretion  Termination  Date for the Class
A-9 Certificates,  the entire Accrued Certificate  Interest on the Class A-9 Certificates for that date will be payable to the holders of the Class A-9 Certificates, as interest.

        Class A-P Principal Distribution Amount: As defined in Section 4.02(b)(i).

        Class R Certificate:  Any one of the Class R-I or Class R-II  Certificates  executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit
D and  evidencing  an interest  designated  as a "residual  interest" in the related  REMIC for purposes of the
REMIC Provisions.

        Closing Date:  April 27, 2006.

        Corporate  Trust  Office:  The  principal  office of the  Trustee at which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution of this  Agreement is located at U.S.  Bank  National  Association,  U.S.  Bank  Corporate  Trust
Services,  EP-MN-WS3D,  60 Livingston Avenue, St. Paul, Minnesota 55107,  Attention:  Structured  Finance/RFMSI
2006-S4.

        Cut-off Date:  April 1, 2006.

        Determination  Date:  With  respect to any  Distribution  Date,  the second  Business Day prior to such
Distribution Date.

        Discount Net Mortgage Rate:  6.00% per annum.

        Due Period:  With respect to each  Distribution  Date and any Mortgage Loan, the calendar month of such
Distribution Date.

        Eligible Funds: On any Distribution  Date, the portion,  if any, of the Available  Distribution  Amount remaining  after  reduction  by the sum of (i) the  aggregate  amount of Accrued  Certificate  Interest  on the
Senior  Certificates,  (ii) the Senior  Principal  Distribution  Amount  (determined  without regard to Section
4.02(a)(ii)(Y)(2)(D)   of  this  Series  Supplement),   (iii)  the  Class  A-P  Principal  Distribution  Amount
(determined  without regard to Section  4.02(b)(i)(E) of this Series  Supplement) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Fraud Loss Amount:  As of any date of  determination  after the Cut-off  Date,  an amount equal to: (X)
prior to the first  anniversary  of the Cut-off  Date,  an amount equal to 1.00% of the  aggregate  outstanding principal  balance of all of the  Mortgage  Loans as of the Cut-off  Date minus the  aggregate  amount of Fraud
Losses  allocated  solely to one or more specific  Classes of  Certificates  in accordance with Section 4.05 of this  Series  Supplement  since the  Cut-off  Date up to such date of  determination,  (Y) prior to the  second anniversary  of the Cut-off Date, an amount equal to 2.00% of the aggregate  outstanding  principal  balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate  amount of Fraud Losses  allocated  solely to one or more  specific  Classes of  Certificates  in accordance  with Section 4.05 of this Series  Supplement since the Cut-off  Date up to such date of  determination  and (Z) from the third to the fifth  anniversary  of the  Cut-off  Date,  an  amount  equal to (1) the  lesser of (a) the Fraud  Loss  Amount as of the most  recent anniversary  of the Cut-off Date and (b) 1.00% of the  aggregate  outstanding  principal  balance of all of the
Mortgage Loans as of the most recent  anniversary  of the Cut-off Date minus (2) the aggregate  amount of Fraud
Losses  allocated  solely to one or more specific  Classes of  Certificates  in accordance with Section 4.05 of this  Series  Supplement  since  the  most  recent  anniversary  of  the  Cut-off  Date  up  to  such  date  of determination.  On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including  accelerating the manner in which such coverage is reduced)  provided that prior to any such  reduction,  the Master  Servicer shall (i)
obtain written  confirmation  from each Rating Agency that such reduction  shall not reduce the rating assigned to any Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such  Certificates  as of the Closing  Date by such Rating  Agency and (ii)  provide a copy of such written confirmation to the Trustee.

        Initial Monthly Payment Fund: $28,879  representing  scheduled  principal  amortization and interest at the Net Mortgage Rate during the month of April 2006,  for those  Mortgage Loans for which the Trustee will not be entitled to receive such payment in accordance  with the  definition of "Trust  Fund".  The Initial  Monthly
Payment Fund will not be part of any REMIC.

        Initial  Notional  Amount:  With  respect to any Class A-V  Certificates  or  Subclass  thereof  issued pursuant to Section  5.01(c),  the aggregate  Cut-off Date Principal  Balance of the Mortgage Loans relating to the  Uncertificated  REMIC I Regular  Interests Z, and  correspondingly,  the  Uncertificated  REMIC II Regular
Interests Z, corresponding to such Class or Subclass on such date.

        Interest  Accrual Period:  With respect to any  Certificates  and any  Distribution  Date, the calendar month preceding the month in which such Distribution Date occurs.

        Interest  Only  Certificates:  Any one of the Class A-V and Class A-4  Certificates.  The Interest Only
Certificates will have no Certificate Principal Balance.

        Lockout Amount:  With respect to any Distribution Date, an amount equal to the sum of the following:

        (a) the  product of (i) the Lockout  Percentage  for such  Distribution  Date,  and (ii) the  aggregate collections  described in clauses  (A), (B) and (E), to the extent  clause (E) relates to clause (A) or (B), of
Section  4.02(a)(ii)(Y)(2)  without  applying the Senior  Percentage  and the Senior  Accelerated  Distribution
Percentage on such Distribution Date, plus

        (b) the product of (i) the Lockout  Percentage for that Distribution  Date, (ii) the Lockout Prepayment
Percentage for such Distribution  Date, and (iii) the aggregate  collections  described in clauses (C) and (E), to the extent  clause (E) relates to clause  (C),  of Section  4.02(a)(ii)(Y)(2)  without  applying  the Senior
Accelerated Distribution Percentage on such Distribution Date.

        Lockout Certificates:  The Class A-7 Certificates and Class A-10 Certificates.

        Lockout  Percentage:  With respect to any Distribution Date prior to the Distribution Date in May 2011, zero, and with respect to such Distribution Date and any Distribution  Date thereafter,  a fraction,  expressed as a  percentage,  (i) the numerator of which is the aggregate  Certificate  Principal  Balances of the Lockout
Certificates  and (ii) the  denominator  of which is the  aggregate  Stated  Principal  Balance of the Mortgage
Loans other than the Discount Fraction of each Discount Mortgage Loan.

        Lockout  Prepayment  Percentage:  For any Distribution Date occurring prior to the Distribution Date in
May 2011,  0%. For any  Distribution  Date occurring  after the first five years  following the Closing Date, a percentage  determined as follows:  (i) for any Distribution Date during the sixth year after the Closing Date,
30%;  (ii) for any  Distribution  Date  during the  seventh  year after the Closing  Date,  40%;  (iii) for any
Distribution  Date during the eighth year after the Closing Date,  60%; (iv) for any  Distribution  Date during the ninth year after the Closing Date, 80%; and (v) for any Distribution Date thereafter, 100%.

        Maturity Date: With respect to each Class of Certificates,  the Distribution  Date in April 2036, which is the  Distribution  Date in the  month  immediately  following  the  latest  scheduled  maturity  date of any
Mortgage Loan.

        Mortgage Loan  Schedule:  The list or lists of the Mortgage  Loans  attached  hereto as Exhibit One (as amended  from time to time to reflect the  addition of  Qualified  Substitute  Mortgage  Loans),  which list or lists shall set forth the following information as to each Mortgage Loan:

        (a)    the Mortgage Loan identifying number ("RFC LOAN #");
        (b)    the maturity of the Mortgage Note ("MATURITY DATE");
        (c)    the Mortgage Rate ("ORIG RATE");
        (d)    the Subservicer pass-through rate ("CURR NET");
        (e)    the Net Mortgage Rate ("NET MTG RT");
        (f)    the Pool Strip Rate ("STRIP");
        (g)    the initial scheduled monthly payment of  principal, if any, and interest ("ORIGINAL P & I");
        (h)    the Cut-off Date Principal Balance ("PRINCIPAL BAL");
        (i)    the Loan-to-Value Ratio at origination ("LTV");
        (j)    the rate at which the  Subservicing  Fee accrues  ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");
        (k)    a code "T," "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the Mortgage  Loan is secured by a second or vacation residence; and
        (l)    a code "N" under the column  "OCCP  CODE,"  indicating  that the  Mortgage  Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Non-Discount Mortgage Loan: The mortgage loans other than the Discount Mortgage Loans.

        Notional Amount:  As of any  Distribution  Date with respect to any Class A-V  Certificates,  an amount equal to the aggregate  Stated  Principal  Balance of the Mortgage  Loans as of the day  immediately  preceding such  Distribution  Date (or,  with respect to the initial  Distribution  Date, at the close of business on the
Cut-off Date).  For federal income tax purposes,  as of any  Distribution  Date,  with respect to any Class A-V
Certificates or Subclass  thereof issued pursuant to Section 5.01(c),  the aggregate  Stated Principal  Balance of the Mortgage Loans  corresponding to the  Uncertificated  REMIC I Regular  Interests Z corresponding to such
Class or Subclass as of the day immediately  preceding such  Distribution Date (or, with respect to the initial
Distribution Date, at the close of business on the Cut-off Date).

        As of any Distribution  Date with respect to the Class A-4  Certificates,  an amount equal to 1/12th of the Certificate  Principal Balance of the Class A-3 Certificates  immediately prior to such Distribution  Date.
The initial Notional Amount for the Class A-4 Certificates is $7,872,333.

        Pass-Through Rate: With respect to the Class A Certificates  (other than the Class A-V Certificates and
Principal Only  Certificates),  Class M  Certificates,  Class B Certificates  and Class R Certificates  and any
Distribution  Date,  the per annum rates set forth in the  Preliminary  Statement  hereto.  With respect to the
Class A-V  Certificates  (other than any  Subclass  thereof) and any  Distribution  Date other than the initial
Distribution  Date, a rate equal to the weighted  average,  expressed as a percentage,  of the Pool Strip Rates of all  Mortgage  Loans as of the Due Date in the related Due Period,  weighted on the basis of the  respective
Stated Principal  Balances of such Mortgage Loans as of the day immediately  preceding such Distribution  Date.
With respect to the Class A-V Certificates and the initial  Distribution  Date, the Pass-Through  Rate is equal to 0.1187% per annum.  With  respect to any Subclass of Class A-V  Certificates  and any  Distribution  Date, a
rate equal to the weighted  average,  expressed as a percentage,  of the Pool Strip Rates of all Mortgage Loans corresponding to the  Uncertificated  Class A-V REMIC Regular Interests  represented by such Subclass as of the
Due Date in the related Due Period,  weighted on the basis of the respective Stated Principal  Balances of such
Mortgage  Loans as of the day  immediately  preceding  such  Distribution  Date (or with respect to the initial
Distribution  Date, at the close of business on the Cut-Off  Date).  The Principal  Only  Certificates  have no
Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Pool Strip Rate:  With respect to each  Mortgage  Loan, a per annum rate equal to the excess of (a) the
Net Mortgage  Rate of such  Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment  Assumption:  A prepayment  assumption of 300% of the prepayment speed assumption,  used for determining  the accrual of original issue  discount and market  discount and premium on the  Certificates  for federal  income tax  purposes.  The  prepayment  speed  assumption  assumes a constant  rate of  prepayment  of
Mortgage  Loans of 0.2% per annum of the then  outstanding  principal  balance  of such  Mortgage  Loans in the first month of the life of the Mortgage  Loans,  increasing by an additional  0.2% per annum in each succeeding month until the  thirtieth  month,  and a constant 6% per annum rate of prepayment  thereafter  for the life of the Mortgage Loans.

        Prepayment  Distribution  Percentage:  With  respect  to  any  Distribution  Date  and  each  Class  of
Subordinate  Certificates,  under the applicable  circumstances set forth below, the respective percentages set forth below:

        (i)    For any  Distribution  Date prior to the  Distribution  Date in May 2011 (unless the Certificate
               Principal Balances of the Senior  Certificates (other than the Class A-P Certificates) have been reduced to zero), 0%.

        (ii)   For any  Distribution  Date for which clause (i) above does not apply, and on which any Class of
               Subordinate Certificates is outstanding with a Certificate Principal Balance greater than zero:

                      (a)    in the case of the Class of Subordinate  Certificates  then  outstanding  with the
               Highest  Priority  and each  other  Class of  Subordinate  Certificates  for which  the  related
               Prepayment Distribution Trigger has been satisfied, a fraction,  expressed as a percentage,  the numerator of which is the Certificate  Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate  Principal Balances  immediately prior to such  date of (1) the  Class of  Subordinate  Certificates  then  outstanding  with the
               Highest Priority and (2) all other Classes of Subordinate  Certificates for which the respective
               Prepayment Distribution Triggers have been satisfied; and

                      (b)    in the  case of each  other  Class  of  Subordinate  Certificates  for  which  the
               Prepayment Distribution Triggers have not been satisfied, 0%; and

        (iii)  Notwithstanding  the  foregoing,  if  the  application  of  the  foregoing  percentages  on  any
               Distribution  Date as provided in Section  4.02 of this Series  Supplement  (determined  without regard to the proviso to the definition of "Subordinate  Principal  Distribution  Amount") would result in a  distribution  in  respect  of  principal  of any Class or  Classes  of  Subordinate
               Certificates in an amount greater than the remaining  Certificate Principal Balance thereof (any such class,  a "Maturing  Class"),  then:  (a) the  Prepayment  Distribution  Percentage of each
               Maturing Class shall be reduced to a level that, when applied as described above,  would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment  Distribution
               Percentage of each other Class of Subordinate  Certificates  (any such Class,  a  "Non-Maturing
               Class") shall be  recalculated  in accordance with the provisions in paragraph (ii) above, as if the  Certificate  Principal  Balance  of each  Maturing  Class had been  reduced  to zero  (such percentage  as  recalculated,  the  "Recalculated  Percentage");  (c) the  total  amount  of the reductions in the Prepayment Distribution  Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence,  expressed as an aggregate percentage,  shall be allocated among the  Non-Maturing  Classes in  proportion  to their  respective  Recalculated  Percentages  (the portion of such aggregate  reduction so allocated to any  Non-Maturing  Class,  the "Adjustment
               Percentage");  and (d) for  purposes of such  Distribution  Date,  the  Prepayment  Distribution
               Percentage  of  each  Non-Maturing  Class  shall  be  equal  to the  sum of (1)  the  Prepayment
               Distribution Percentage thereof,  calculated in accordance with the provisions in paragraph (ii)
               above as if the  Certificate  Principal  Balance of each Maturing  Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Record  Date:  With  respect to each  Distribution  Date and each Class of  Certificates,  the close of business on the last  Business  Day of the month next  preceding  the month in which the  related  Distribution
Date occurs.

        Related  Classes:  As to any  Uncertificated  REMIC I Regular  Interest,  those classes of Certificates identified  as  "Related  Classes of  Certificates"  to such  Uncertificated  REMIC I Regular  Interest  in the definition of Uncertificated REMIC I Regular Interest.

        REMIC  I:  The  segregated  pool of  assets  with  respect  to  which a REMIC  election  is to be made, consisting of:

               (i)    the Mortgage Loans and the related  Mortgage Files and collateral  securing such Mortgage
        Loans,

               (ii)   all  payments  and  collections  in respect of the  Mortgage  Loans due after the Cut-off
        Date (other than Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the
        Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

               (iii)  property  which  secured a Mortgage  Loan and which has been  acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv)   the hazard insurance policies and Primary Insurance Policies, if any, and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC II: The segregated  pool of assets  consisting of the  Uncertificated  REMIC I Regular  Interests
conveyed in trust to the Trustee for the benefit of the holders of each Class of  Certificates  (other than the
Class R-I  Certificates)  pursuant to  Section 2.06,  with respect to which a separate  REMIC election is to be made.

        Senior  Certificate:  Any one of the Class A  Certificates  or Class R  Certificates,  executed  by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the Standard
Terms as Exhibit A and Exhibit D, respectively.

        Senior  Percentage:  As of any  Distribution  Date,  the lesser of 100% and a fraction,  expressed as a percentage,  the numerator of which is the aggregate  Certificate  Principal Balance of the Senior Certificates
(other than the Class A-P  Certificates)  immediately  prior to such  Distribution  Date and the denominator of which is the  aggregate  Stated  Principal  Balance of all of the  Mortgage  Loans (or related REO  Properties)
(other  than  the  related  Discount  Fraction  of each  Discount  Mortgage  Loan)  immediately  prior  to such
Distribution Date.

        Senior Principal  Distribution  Amount:  As to any Distribution  Date, the lesser of (a) the balance of the Available  Distribution  Amount  remaining after the distribution of all amounts required to be distributed pursuant  to Section  4.02(a)(i),  Section  4.02(a)(ii)(X)  (excluding  any amount  distributable  pursuant  to
Section  4.02(b)(i)(E))  (or,  on or after the  Credit  Support  Depletion  Date,  the  amount  required  to be distributed  to the Class A-P  Certificateholders  pursuant to Section  4.02(c)) and Section  4.02(a)(ii)(Y)(1)
and  (b)  the  sum  of the  amounts  required  to be  distributed  to the  Senior  Certificateholders  on  such
Distribution Date pursuant to Section 4.02(a)(ii)(Y)(2).

        Senior Support Certificates:  The Class A-10 Certificates.

        Special  Hazard Amount:  As of any  Distribution  Date, an amount equal to $3,139,177  minus the sum of
(i) the  aggregate  amount of  Special  Hazard  Losses  allocated  solely to one or more  specific  Classes  of
Certificates  in accordance  with Section 4.05 of this Series  Supplement  and (ii) the  Adjustment  Amount (as
defined below) as most recently  calculated.  For each  anniversary of the Cut-off Date, the Adjustment  Amount shall be equal to the  amount,  if any,  by which  the  amount  calculated  in  accordance  with the  preceding sentence  (without giving effect to the deduction of the Adjustment  Amount for such  anniversary)  exceeds the greater of (A) the greatest of (i) twice the  outstanding  principal  balance of the Mortgage Loan in the Trust
Fund which has the largest  outstanding  principal balance on the Distribution Date immediately  preceding such anniversary,  (ii) the product of 1.00% multiplied by the outstanding  principal  balance of all Mortgage Loans on the Distribution Date immediately  preceding such anniversary and (iii) the aggregate  outstanding principal balance (as of the  immediately  preceding  Distribution  Date) of the Mortgage Loans in any single  five-digit
California zip code area with the largest amount of Mortgage  Loans by aggregate  principal  balance as of such anniversary  and (B) the greater of (i) the product of 0.50%  multiplied by the outstanding  principal  balance of all  Mortgage  Loans on the  Distribution  Date  immediately  preceding  such  anniversary  multiplied  by a fraction,  the  numerator  of  which  is  equal  to the  aggregate  outstanding  principal  balance  (as of the immediately  preceding  Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of  California  divided by the  aggregate  outstanding  principal  balance (as of the  immediately preceding  Distribution Date) of all of the Mortgage Loans,  expressed as a percentage,  and the denominator of which is equal to 42.11% (which  percentage is equal to the percentage of Mortgage Loans  initially  secured by
Mortgaged Properties located in the State of California) and (ii) the aggregate  outstanding  principal balance
(as of the  immediately  preceding  Distribution  Date) of the  largest  Mortgage  Loan  secured by a Mortgaged
Property located in the State of California.

        The Special Hazard Amount may be further reduced by the Master  Servicer  (including  accelerating  the manner in which coverage is reduced)  provided that prior to any such reduction,  the Master Servicer shall (i)
obtain written  confirmation  from each Rating Agency that such reduction  shall not reduce the rating assigned to any Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such  Certificates  as of the Closing  Date by such Rating  Agency and (ii)  provide a copy of such written confirmation to the Trustee.

        Subordinate  Principal  Distribution  Amount:  With respect to any Distribution  Date and each Class of
Subordinate  Certificates,  (a) the sum of (i) the product of (x) the related  Subordinate Class Percentage for such Class and (y) the aggregate of the amounts  calculated for such  Distribution  Date under clauses (1), (2)
and (3) of  Section  4.02(a)(ii)(Y)(2)(A)  of this  Series  Supplement  (without  giving  effect to the  Senior
Percentage) to the extent not payable to the Senior  Certificates;  (ii) such Class's pro rata share,  based on the  Certificate  Principal  Balance  of each  Class  of  Subordinate  Certificates  then  outstanding,  of the principal  collections described in Section  4.02(a)(ii)(Y)(2)(B)(b)  of this Series Supplement (without giving effect to the Senior  Accelerated  Distribution  Percentage) to the extent such  collections  are not otherwise distributed  to the  Senior  Certificates;  (iii)  the  product  of (x)  the  related  Prepayment  Distribution
Percentage  and (y) the  aggregate of all  Principal  Prepayments  in Full  received in the related  Prepayment
Period and Curtailments  received in the preceding  calendar month (other than the related Discount Fraction of such Principal  Prepayments in Full and  Curtailments  with respect to a Discount  Mortgage Loan) to the extent not payable to the Senior  Certificates;  (iv) if such Class is the Class of Subordinate  Certificates with the
Highest  Priority,  any Excess  Subordinate  Principal Amount for such  Distribution  Date; and (v) any amounts described  in clauses  (i),  (ii) and (iii) as  determined  for any  previous  Distribution  Date,  that remain undistributed  to the  extent  that such  amounts  are not  attributable  to  Realized  Losses  which have been allocated  to a Class of  Subordinate  Certificates  minus  (b) the sum of (i)  with  respect  to the  Class of
Subordinate  Certificates  with  the  Lowest  Priority,  any  Excess  Subordinate  Principal  Amount  for  such
Distribution  Date; and (ii) the  Capitalization  Reimbursement  Amount for such Distribution  Date, other than the  related  Discount  Fraction  of any  portion  of that  amount  related  to each  Discount  Mortgage  Loan, multiplied by a fraction,  the numerator of which is the  Subordinate  Principal  Distribution  Amount for such
Class of Subordinate  Certificates,  without giving effect to this clause (b)(ii), and the denominator of which is the sum of the  principal  distribution  amounts  for all Classes of  Certificates  other than the Class A-P
Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Super Senior Certificates: The Class A-7 Certificates.

        Super Senior Optimal  Percentage:  As to any Distribution Date on or after the Credit Support Depletion
Date, a fraction  expressed as a  percentage,  the numerator of which is the  aggregate  Certificate  Principal
Balance of the Class A-7  Certificates  immediately  prior to that  Distribution  Date and the  denominator  of which is the  aggregate  Certificate  Principal  Balance of the Senior  Certificates  (other than the Class A-P
Certificates) immediately prior to that Distribution Date.

        Super Senior Optimal Principal  Distribution Amount: As to any Distribution Date on or after the Credit
Support  Depletion  Date,  an amount  equal to the  product of (a) the then  applicable  Super  Senior  Optimal
Percentage  and (b) the amounts  described in clause (b) of the  definition  of Senior  Principal  Distribution
Amount.

        TAC Certificates: The Class A-1 and Class A-9 Certificates.

        Trust Fund:  The segregated pool of assets consisting of:

        (i)    the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

        (ii)   all  payments on and  collections  in respect of the  Mortgage  Loans due after the Cut-off Date
               (other than  Monthly  Payments  due in the month of the Cut-off  Date) as shall be on deposit in the Custodial  Account or in the  Certificate  Account and  identified as belonging to the Trust
               Fund but not including amounts on deposit in the Initial Monthly Payment Fund,

        (iii)  property  that  secured  a  Mortgage  Loan and that has been  acquired  for the  benefit  of the
               Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv)   the hazard insurance policies and Primary Insurance Policies, if any,

        (v)    the Initial Monthly Payment Fund, and

        (vi)   all proceeds of clauses (i) through (v) above.

        Uncertificated Accrued Interest:  With respect to each Distribution Date, (i) as to each Uncertificated
REMIC I Regular  Interest  other than each  Uncertificated  REMIC I Regular  Interest Z, an amount equal to the aggregate amount of Accrued  Certificate  Interest that would result under the terms of the definition  thereof on the Related Classes of Certificates  (excluding any Interest Only  Certificates) if the Pass-Through Rate on
such  Classes  were  equal to the  Uncertificated  Pass-Through  Rate on such  Uncertificated  REMIC I  Regular
Interest,  and (ii) as to each  Uncertificated  REMIC I Regular  Interest  Z and each  Uncertificated  REMIC II
Regular  Interest Z, an amount equal to their  respective  Uncertificated  Pass-Through  Rates  reduced by such
Certificate's  pro-rata share of any prepayment  interest  shortfalls or other reductions of interest allocable to the Class A-V Certificates, pursuant to Section 4.02.

        Uncertificated  Pass-Through  Rate:  With  respect  to  each  of the  Uncertificated  REMIC  I  Regular
Interest,  other than the  Uncertificated  REMIC I Regular  Interests  Z, the per annum rate  specified  in the definition of Uncertificated  REMIC I Regular Interests.  With respect to each  Uncertificated  REMIC I Regular
Interest Z, the Pool Strip Rate for the related  Mortgage Loan, and with respect to each  Uncertificated  REMIC
II Regular  Interest  Z, 100% of the  Uncertificated  Pass-Through  Rate on the  related  identically  numbered
Uncertificated REMIC I Regular Interest Z.

        Uncertificated  Principal Balance: With respect to each Uncertificated REMIC I Regular Interest,  other than the  Uncertificated  REMIC I Regular Interests Z, as defined in the definition of  Uncertificated  REMIC I
Regular Interest.

        Uncertificated  REMIC I Regular  Interests:  The  Uncertificated  REMIC I Regular  Interests Z together with the  interests  identified  in the table  below,  each  representing  an  undivided  beneficial  ownership interest in REMIC I, and having the following characteristics:

               1.     The principal balance from time to time of each  Uncertificated  REMIC I Regular Interest identified in the table below shall be the amount  identified as the Initial  Principal Balance thereof in such table,  minus the sum of (x) the aggregate of all amounts  previously  deemed  distributed with respect to such interest and applied to reduce the  Uncertificated  Principal  Balance thereof pursuant to  Section 10.04(a)(ii)  and (y) the aggregate of all  reductions  in  Certificate  Principal  Balance deemed to have occurred in connection  with Realized Losses that were  previously  deemed  allocated to the  Uncertificated  Principal  Balance of such  Uncertificated  REMIC I Regular  Interest  pursuant to
        Section 10.04(d),  which  equals  the  aggregate  principal  balance  of the  Classes  of  Certificates identified as related to such Uncertificated REMIC I Regular Interest in such table.

               2.     The  Uncertificated  Pass-Through Rate for each  Uncertificated  REMIC I Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through  Rate column of such table.

               3.     The  Uncertificated  REMIC I  Distribution  Amount  for  each  REMIC I  Regular  Interest identified in the table below shall be, for any Distribution  Date, the amount deemed  distributed with respect to such  Uncertificated  REMIC I Regular  Interest on such  Distribution  Date  pursuant to the provisions of Section 10.04(a).

------------------------- ------------------------- --------------------- -----------------------
 UNCERTIFICATED REMIC I      RELATED CLASSES OF                             INITIAL PRINCIPAL
    REGULAR INTEREST            CERTIFICATES         PASS-THROUGH RATE           BALANCE
------------------------- ------------------------- --------------------- -----------------------
           U              Class A-3, Class A-4             6.00%               $94,464,000.00
------------------------- ------------------------- --------------------- -----------------------
           W              Class A-P                        0.00%                $2,574,100.00
------------------------- ------------------------- --------------------- -----------------------
                          Class A-1, Class A-2,            6.00%              $216,879,568.23
           Y              Class A-5, Class A-6,
                          Class A-7, Class A-8,
                          Class A-9, Class A-10,
                          Class R-II, Class M-1,
                          Class M-2, Class M-3,
                          Class B-1, Class B-2,
                          Class B-3
------------------------- ------------------------- --------------------- -----------------------

        Uncertificated  REMIC  I  Regular  Interests:  The  478  uncertificated  partial  undivided  beneficial ownership  interests in the Trust Fund,  numbered  sequentially  from 1 to 478, each relating to the particular
Non-Discount  Mortgage  Loan  identified by sequential  number on the Mortgage  Loan  Schedule,  each having no principal  balance,  and each  bearing  interest  at the  respective  Pool Strip  Rate on the Stated  Principal
Balance of the related Mortgage Loan.

        Uncertificated  REMIC I Regular  Interests Z  Distribution  Amount:  With  respect to any  Distribution
Date, the sum of the amounts deemed to be distributed  on the  Uncertificated  REMIC I Regular  Interests Z for
such Distribution Date pursuant to Section 10.04(a).

        Uncertificated  REMIC I Regular  Interest  Distribution  Amounts:  With respect to each  Uncertificated
REMIC I Regular Interest,  other than the  Uncertificated  REMIC I Regular Interests Z, the amount specified as the  Uncertificated  REMIC I Regular  Interest  Distribution  Amount with respect  thereto in the definition of
Uncertificated  REMIC I Regular  Interests.  With respect to the  Uncertificated  REMIC I Regular  Interests Z,
the Uncertificated REMIC I Regular Interests Z Distribution Amount.

        Uncertificated  REMIC  II  Regular  Interests  Z:  Each of the  478  uncertificated  partial  undivided beneficial  ownership  interests in REMIC II relating to a particular  Uncertificated  REMIC I Regular Interest
Z, each  having no  principal  balance  and  bearing  interest  at a rate  equal to 100% of the  Uncertificated
Pass-Through  Rate on the related  Uncertificated  REMIC I Regular  Interest Z, comprising such  Uncertificated
REMIC   II   Regular    Interest   Z's   pro   rata   share   of   the   amount    distributed    pursuant   to
Section 10.04(a).Uncertificated   REMIC  II  Regular  Interests   Distribution  Amount:  With  respect  to  any
Distribution  Date,  the sum of the amounts deemed to be  distributed  on the  Uncertificated  REMIC II Regular
Interests Z for such Distribution Date pursuant to Section 10.04(a).

Section 1.02   Use of Words and Phrases.

        "Herein," "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter" and other equivalent words refer to the Pooling and  Servicing  Agreement  as a whole.  All  references  herein to  Articles,  Sections or
Subsections  shall mean the  corresponding  Articles,  Sections and  Subsections  in the Pooling and  Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

ARTICLE II

                                   ARTICLE II CONVEYANCE OF MORTGAGE LOANS;

                                       ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01   Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

Section 2.02   Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03   Representations, Warranties and Covenants of the Master Servicer and the Company.

(a)     For  representations,  warranties  and covenants of the Master  Servicer,  see  Section 2.03(a)  of the
Standard Terms.

(b)     The Company hereby  represents and warrants to the Trustee for the benefit of  Certificateholders  that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i)     No Mortgage  Loan is 30 or more days  Delinquent in payment of principal and interest as of the Cut-off
        Date and no Mortgage  Loan has been so  Delinquent  more than once in the 12-month  period prior to the
        Cut-off Date;

(ii)    The  information  set forth in Exhibit One hereto with  respect to each  Mortgage  Loan or the Mortgage
        Loans,  as the  case  may be,  is true  and  correct  in all  material  respects  at the  date or dates respecting which such information is furnished;

(iii)   The Mortgage Loans are fully-amortizing  (subject to interest only periods, if applicable),  fixed-rate mortgage loans with level Monthly  Payments due, with respect to a majority of the Mortgage  Loans,  on the first day of each month and terms to maturity at  origination or  modification  of not more than 30 years;

(iv)    To the best of the Company's  knowledge,  if a Mortgage Loan is secured by a Mortgaged  Property with a
        Loan-to-Value  Ratio at  origination  in excess of 80%,  such Mortgage Loan is the subject of a Primary
        Insurance  Policy that  insures that (a) at least 30% of the Stated  Principal  Balance of the Mortgage
        Loan at origination if the Loan-to-Value  Ratio is between 95.00% and 90.01%,  (b) at least 25% of such balance if the Loan-to-Value  Ratio is between 90.00% and 85.01%,  and (c) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's  knowledge,  each such Primary  Insurance  Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v)     The issuers of the Primary Insurance  Policies are insurance  companies whose  claims-paying  abilities are currently acceptable to each Rating Agency;

(vi)    No more than 0.9% of the Mortgage  Loans by aggregate  Cut-off  Date  Principal  Balance are secured by
        Mortgaged  Properties  located in any one zip code area in the State of Maryland  and no more than 0.8%
        of the Mortgage Loans by aggregate Cut-off Date Principal  Balance are secured by Mortgaged  Properties located in any one zip code area outside the State of Maryland;

(vii)   The  improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required  by the  Program  Guide,  including  flood  insurance  if required  under the  National  Flood
        Insurance  Act of 1968,  as amended.  The Mortgage  requires the  Mortgagor to maintain  such  casualty insurance at the Mortgagor's  expense,  and on the Mortgagor's  failure to do so, authorizes the holder of the  Mortgage  to  obtain  and  maintain  such  insurance  at the  Mortgagor's  expense  and to seek reimbursement therefor from the Mortgagor;

(viii)  Immediately  prior to the assignment of the Mortgage  Loans to the Trustee,  the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge,  lien,  encumbrance  or security  interest  (other  than rights to  servicing  and related  compensation)  and such  assignment validly  transfers  ownership of the Mortgage Loans to the Trustee free and clear of any pledge,  lien, encumbrance or security interest;

(ix)    No  more  than  36.02%  of the  Mortgage  Loans  by  aggregate  Cut-off  Date  Principal  Balance  were underwritten under a reduced loan documentation program;

(x)     Each Mortgagor  represented in its loan  application with respect to the related Mortgage Loan that the
        Mortgaged  Property would be  owner-occupied  and therefore would not be an investor property as of the date of origination of such Mortgage Loan.  No Mortgagor is a corporation or a partnership;

(xi)    None of the Mortgage Loans are Buydown Mortgage Loans;

(xii)   Each  Mortgage Loan  constitutes  a qualified  mortgage  under  Section  860G(a)(3)(A)  of the Code and
        Treasury Regulations Section 1.860G-2(a)(1);

(xiii)  A policy of title  insurance  was  effective as of the closing of each  Mortgage  Loan and is valid and binding and remains in full force and effect,  unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv)   Except with respect to 2 Mortgage Loans, none of the Mortgage Loans are Cooperative Loans;

(xv)    With respect to each Mortgage Loan  originated  under a  "streamlined"  Mortgage Loan program  (through which no new or updated  appraisals  of  Mortgaged  Properties  are  obtained  in  connection  with the refinancing  thereof),  the  related  Seller has  represented  that either (a) the value of the related
        Mortgaged  Property as of the date the Mortgage  Loan was  originated  was not less than the  appraised value  of  such  property  at the  time  of  origination  of the  refinanced  Mortgage  Loan or (b) the
        Loan-to-Value  Ratio of the Mortgage Loan as of the date of  origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)   Interest on each  Mortgage  Loan is  calculated  on the basis of a 360-day  year  consisting  of twelve
        30-day months;

(xvii)  None of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note; and

(xviii) None of the Mortgage Loans are Pledged Asset Loans or Additional Collateral Loans.

It is understood and agreed that the  representations  and  warranties set forth in this Section  2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company,  the Master Servicer,  the Trustee,  or any Custodian of a breach of any of the  representations  and warranties set forth in this Section  2.03(b) that materially and adversely affects the interests of the  Certificateholders  in any Mortgage Loan, the party discovering such breach shall give  prompt  written  notice  to the  other  parties  (any  Custodian  being so  obligated  under a  Custodial
Agreement);  provided,  however,  that in the event of a breach of the representation and warranty set forth in
Section  2.03(b)(xii),  the  party  discovering  such  breach  shall  give  such  notice  within  five  days of discovery.  Within 90 days of its  discovery or its receipt of notice of breach,  the Company  shall either (i)
cure such  breach in all  material  respects or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the
Purchase  Price and in the manner set forth in Section  2.02;  provided  that the Company shall have the option to  substitute  a Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan if such  substitution occurs within two years  following  the Closing  Date;  provided that if the omission or defect would cause the
Mortgage Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code,  any such cure or repurchase  must occur within 90 days from the date such breach was discovered.  Any such  substitution shall be  effected  by the  Company  under the same  terms and  conditions  as  provided  in  Section  2.04 for substitutions  by Residential  Funding.  It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or  substitute  for any Mortgage  Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy  respecting such breach available to the  Certificateholders  or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the  foregoing,  the  Company  shall not be required to cure breaches or purchase or substitute for Mortgage  Loans as provided in this Section  2.03(b) if the substance of the breach of a representation  set forth above also  constitutes  fraud in the origination of the Mortgage Loan.

Section 2.04   Representations and Warranties of Residential Funding.  (See Section 2.04 of the Standard Terms)

Section 2.05   Execution and Authentication of Class R-I Certificates.

        The Trustee  acknowledges  the  assignment to it of the Mortgage Loans and the delivery of the Mortgage
Files to it, or any Custodian on its behalf,  subject to any exceptions noted,  together with the assignment to it of all other  assets  included  in the Trust  Fund,  receipt of which is hereby  acknowledged.  Concurrently with such  delivery  and in exchange  therefor,  the  Trustee,  pursuant to the written  request of the Company executed by an officer of the Company has  executed  and caused to be  authenticated  and  delivered to or upon the order of the Company  the Class R-I  Certificates  in  authorized  denominations  which  together  with the
Uncertificated REMIC I Regular Interests, evidence the beneficial interest in REMIC I..

Section 2.06   Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

        The Company,  as of the Closing Date, and  concurrently  with the execution and delivery  hereof,  does hereby assign without  recourse all the right,  title and interest of the Company in and to the  Uncertificated
REMIC I Regular  Interests to the Trustee for the benefit of the Holders of each Class of  Certificates  (other than the Class R-I  Certificates).  The  Trustee  acknowledges  receipt of the  Uncertificated  REMIC I Regular
Interests  and declares  that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates  (other than the Class R-I  Certificates).  The rights of the Holders of each Class of Certificates  (other than the Class R-I Certificates) to receive  distributions from the proceeds of REMIC II in respect of such Classes,  and all  ownership  interests of the Holders of such
Classes in such distributions shall be as set forth in this Agreement.

Section 2.07   Issuance of Certificates Evidencing Interest in REMIC II.

        The Trustee  acknowledges  the assignment to it of the  Uncertificated  REMIC I Regular  Interests and,
concurrently  therewith and in exchange  therefor,  pursuant to the written request of the Company  executed by an officer of the Company,  the Trustee has executed and caused to be  authenticated  and  delivered to or upon the order of the Company,  all Classes of Certificates  (other than the Class R-I  Certificates)  in authorized denominations, which evidence the beneficial interest in the entire REMIC II.

Section 2.08   Purposes and Powers of the Trust.  (See Section 2.08 of the Standard Terms).

Section 2.09   Agreement Regarding Ability to Disclose.

        The Company,  the Master  Servicer and the Trustee hereby agree,  notwithstanding  any other express or implied  agreement  to the  contrary,  that  any  and  all  Persons,  and any of  their  respective  employees, representatives,  and other agents may disclose,  immediately upon commencement of discussions,  to any and all
Persons,  without  limitation  of any kind,  the tax treatment  and tax  structure of the  transaction  and all materials of any kind  (including  opinions or other tax analyses) that are provided to any of them relating to such tax  treatment and tax  structure.  For purposes of this  paragraph,  the terms "tax  treatment"  and "tax structure" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                         ADMINISTRATION AND SERVICING

                                               OF MORTGAGE LOANS

Section 3.01   Master Servicer to Act as Servicer.  (See Section 3.01 of the Standard Terms)

Section 3.02   Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers'
                      and Sellers' Obligations.

(a)     The Master Servicer may continue in effect Subservicing  Agreements entered into by Residential Funding and  Subservicers  prior to the execution and delivery of this Agreement,  and may enter into new  Subservicing
Agreements  with  Subservicers,  for the servicing  and  administration  of all or some of the Mortgage  Loans.
Each  Subservicer  shall be either (i) an  institution  the  accounts  of which are insured by the FDIC or (ii)
another  entity that engages in the business of  originating or servicing  mortgage  loans,  and in either case shall be authorized to transact  business in the state or states in which the related  Mortgaged  Properties it is to service are  situated,  if and to the extent  required by  applicable  law to enable the  Subservicer  to perform its obligations hereunder and under the Subservicing  Agreement,  and in either case shall be a Freddie
Mac,  Fannie Mae or HUD approved  mortgage  servicer.  In addition,  any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved  servicer,  and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved  servicer.  Each  Subservicer  of a Mortgage Loan shall be entitled to receive and retain,  as provided  in the  related  Subservicing  Agreement  and in Section  3.07,  the  related  Subservicing  Fee from payments of interest  received on such Mortgage  Loan after  payment of all amounts  required to be remitted to the  Master  Servicer  in  respect  of such  Mortgage  Loan.  For any  Mortgage  Loan that is a  Nonsubserviced
Mortgage  Loan,  the  Master  Servicer  shall  be  entitled  to  receive  and  retain  an  amount  equal to the
Subservicing  Fee from  payments  of  interest.  Unless the  context  otherwise  requires,  references  in this
Agreement to actions  taken or to be taken by the Master  Servicer in  servicing  the  Mortgage  Loans  include actions taken or to be taken by a Subservicer on behalf of the Master  Servicer.  Each  Subservicing  Agreement
will be upon such terms and  conditions  as are  generally  required by,  permitted by or  consistent  with the
Program  Guide and are not  inconsistent  with this  Agreement and as the Master  Servicer and the  Subservicer
have agreed;  provided that, the  Subservicing  Agreement  between the Master Servicer and Wells Fargo, if any, will be upon such terms and  conditions as are consistent  with this  Agreement and as the Master  Servicer and the  Subservicer  have agreed,  which may not be consistent  with the Program  Guide.  With the approval of the
Master  Servicer,  a Subservicer  may delegate its servicing  obligations  to third-party  servicers,  but such
Subservicer  will  remain  obligated  under the  related  Subservicing  Agreement.  The Master  Servicer  and a
Subservicer  may enter into  amendments  thereto or a different form of  Subservicing  Agreement,  and the form referred to or included in the Program  Guide is merely  provided  for  information  and shall not be deemed to limit in any respect the  discretion  of the Master  Servicer  to modify or enter into  different  Subservicing
Agreements;  provided,  however,  that any such  amendments or different forms shall be consistent with and not violate the  provisions of either this  Agreement or the Program Guide in a manner which would  materially  and adversely  affect  the  interests  of the  Certificateholders.  The  Program  Guide and any other  Subservicing
Agreement  entered into between the Master  Servicer  and any  Subservicer  shall  require the  Subservicer  to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)     (See Section 3.02(b) of the Standard Terms)

Section 3.03   Successor Subservicers.  (See Section 3.03 of the Standard Terms)

Section 3.04   Liability of the Master Servicer.  (See Section 3.04 of the Standard Terms)

Section 3.05   No Contractual Relationship Between Subservicer and Trustee or Certificateholders.  (See
                      Section 3.05 of the Standard Terms)

Section 3.06   Assumption or Termination of Subservicing Agreements by Trustee.  (See Section 3.06 of the
                      Standard Terms)

Section 3.07   Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.  (See Section 3.07
                      of the Standard Terms)

Section 3.08   Subservicing Accounts; Servicing Accounts.  (See Section 3.08 of the Standard Terms)

Section 3.09   Access to Certain Documentation and Information Regarding the Mortgage Loans.  (See Section
                      3.09 of the Standard Terms)

Section 3.10   Permitted Withdrawals from the Custodial Account.  (See Section 3.10 of the Standard Terms)

Section 3.11   Maintenance of the Primary Insurance Policies; Collections Thereunder.  (See Section 3.11 of
                      the Standard Terms)

Section 3.12   Maintenance of Fire Insurance and Omissions and Fidelity Coverage.  (See Section 3.12 of the
                      Standard Terms)

Section 3.13   Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain
                      Assignments.  (See Section 3.13 of the Standard Terms)

Section 3.14   Realization Upon Defaulted Mortgage Loans.  (See Section 3.14 of the Standard Terms)

Section 3.15   Trustee to Cooperate; Release of Mortgage Files.  (See Section 3.15 of the Standard Terms)

Section 3.16   Servicing and Other Compensation; Compensating Interest.  (See Section 3.16 of the Standard
                      Terms)

Section 3.17   Reports to the Trustee and the Company.  (See Section 3.17 of the Standard Terms)

Section 3.18   Annual Statement as to Compliance.  (See Section 3.18 of the Standard Terms)

Section 3.19   Annual Independent Public Accountants' Servicing Report.  (See Section 3.19 of the Standard
                      Terms)

Section 3.20   Rights of the Company in Respect of the Master Servicer.  (See Section 3.20 of the Standard
                      Terms)

Section 3.21   Administration of Buydown Funds.  (See Section 3.21 of the Standard Terms)

Section 3.22   Advance Facility.  (See Section 3.22 of the Standard Terms)

ARTICLE IV

                                                  PAYMENTS TO

                                              CERTIFICATEHOLDERS

Section 4.01   Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02   Distributions.

(a)     On each  Distribution  Date,  (x) the Master  Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee,  shall  distribute  (I) to the Master  Servicer or a  sub-servicer,  in the case of a distribution  pursuant to Section  4.02(a)(iii)  below,  the amount  required to be  distributed  to the Master
Servicer or a  sub-servicer  pursuant to Section  4.02(a)(iii)  below,  and (II) to each  Certificateholder  of record on the next  preceding  Record  Date  (other  than as  provided  in Section  9.01  respecting  the final distribution),  either (1) in  immediately  available  funds (by wire  transfer or otherwise) to the account of
such   Certificateholder  at  a  bank  or  other  entity  having  appropriate   facilities  therefor,  if  such
Certificateholder  has so notified the Master  Servicer or the Paying Agent, as the case may be, or (2) if such
Certificateholder  has not so notified the Master  Servicer or the Paying  Agent by the Record  Date,  by check mailed to such  Certificateholder  at the address of such Holder  appearing in the Certificate  Register,  such
Certificateholder's  share  (which  share  (A) with  respect  to each  Class of  Certificates  (other  than any
Subclass  of the  Class  A-V  Certificates),  shall be  based  on the  aggregate  of the  Percentage  Interests represented by  Certificates  of the  applicable  Class held by such Holder or (B) with respect to any Subclass of the  Class  A-V  Certificates,  shall be equal to the  amount  (if any)  distributed  pursuant  to  Section
4.02(a)(i)  below to each Holder of a Subclass  thereof) of the following  amounts,  in the following  order of priority  (subject to the  provisions of Section  4.02(b)  below),  in each case to the extent of the Available
Distribution Amount:

(i)     to the Senior  Certificates  (other than the Principal  Only  Certificates  and, prior to the Accretion
        Termination Date for any Class of the Accrual Certificates,  the related Class of Accrual Certificates)
        on a pro rata  basis  based on the  Accrued  Certificate  Interest  payable on such  Certificates  with respect to such Distribution  Date,  Accrued  Certificate  Interest on such Classes of Certificates (or
        Subclasses,  if any, with respect to the Class A-V Certificates)  for such Distribution  Date, plus any
        Accrued  Certificate  Interest thereon remaining unpaid from any previous  Distribution Date, except as provided  in the last  paragraph  of this  Section  4.02(a)  and,  with  respect to the Senior  Support
        Certificates and Super Senior Certificates, except as provided in Section 4.02(c);

(ii)    (X)           to the Class A-P Certificates,  the Class A-P Principal  Distribution  Amount (as defined in Section 4.02(b)(i)  herein),  until the Certificate  Principal Balance of the Class A-P Certificates
        has been reduced to zero; and

                      (Y)    (1)    from the balance of the Available  Distribution  Amount remaining after the distribution,  if any described in Section  4.02(a)(i) and Section  4.02(a)(ii)(X),  the Accrual
               Distribution Amount shall be distributed in the following order of priority:

                                    (A)     to  the  Class  A-1,  Class  A-8  and  Class  A-9  Certificates  in
                             reduction of the  Certificate  Principal  Balance  thereof,  the Class A-8 Accrual
                             Distribution  Amount in the  priority  set forth in  Sections  4.02(b)(ii)(D)  and
                             4.02(b)(ii)(E),

                                    (B)      to the Class A-1 and Class A-9  Certificates  in  reduction of the
                             Certificate  Principal  Balances  thereof,  the  Class  A-9  Accrual  Distribution
                             Amount in the priority set forth in Section 4.02(b)(ii)(F), and

                             (2)    to the Senior  Certificates  (other  than the Class A-P  Certificates),  in the priorities and amounts set forth in Sections  4.02(b)(ii)  through  4.02(d),  the sum of the following  (applied to reduce the  Certificate  Principal  Balances of such Senior
                      Certificates, as applicable):

(A)     the Senior Percentage for such Distribution Date times the sum of the following:

(1)     the  principal  portion of each Monthly  Payment due during the related Due Period on each  Outstanding
                                    Mortgage  Loan (other than the related  Discount  Fraction of the principal portion  of  such  payment  with  respect  to a  Discount  Mortgage  Loan), whether or not  received  on or prior to the  related  Determination  Date, minus the principal  portion of any Debt Service  Reduction (other than the related  Discount  Fraction of the  principal  portion of such Debt Service
                                    Reductions  with respect to each  Discount  Mortgage  Loan) which  together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2)     the Stated Principal Balance of any Mortgage Loan repurchased  during the preceding  calendar month (or deemed to have been so  repurchased in accordance  with Section  3.07(b) of the Standard Terms)  pursuant to Sections 2.02,  2.03, 2.04 or 4.07 and the amount of any shortfall  deposited in the  Custodial  Account in connection with the  substitution of a Deleted  Mortgage Loan pursuant to Section 2.03 or 2.04  during  the  preceding  calendar  month  (other  than the  related
                                    Discount  Fraction  of such  Stated  Principal  Balance or  shortfall  with respect to each Discount Mortgage Loan); and

(3)     the principal portion of all other unscheduled  collections  (other than Principal  Prepayments in Full
                                    and   Curtailments   and  amounts   received  in  connection  with  a  Cash
                                    Liquidation  or REO  Disposition  of a Mortgage Loan  described in Section
                                    4.02(a)(ii)(Y)(2)(B)   of  this  Series   Supplement,   including   without
                                    limitation  Insurance  Proceeds,  Liquidation  Proceeds  and REO  Proceeds)
                                    including  Subsequent  Recoveries  received  during the preceding  calendar month (or  deemed to have  been so  received  in  accordance  with  Section
                                    3.07(b)  of  the  Standard  Terms)  to the  extent  applied  by the  Master
                                    Servicer as recoveries  of principal of the related  Mortgage Loan pursuant to Section  3.14 of the  Standard  Terms  (other than the related  Discount
                                    Fraction of the principal  portion of such  unscheduled  collections,  with respect to each Discount Mortgage Loan);

(B)     with respect to each Mortgage Loan for which a Cash  Liquidation or a REO  Disposition  occurred during the preceding  calendar  month (or was deemed to have occurred  during such period in accordance  with Section  3.07(b) of the Standard  Terms) and did not result in any Excess Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy Losses
                             or  Extraordinary  Losses,  an  amount  equal  to the  lesser  of (a)  the  Senior
                             Percentage for such  Distribution  Date times the Stated Principal Balance of such
                             Mortgage Loan (other than the related  Discount  Fraction of such Stated Principal
                             Balance,  with  respect  to each  Discount  Mortgage  Loan)  and  (b)  the  Senior
                             Accelerated  Distribution  Percentage for such Distribution Date times the related
                             unscheduled   collections   (including  without  limitation   Insurance  Proceeds,
                             Liquidation  Proceeds  and REO  Proceeds)  to the  extent  applied  by the  Master
                             Servicer as  recoveries  of principal  of the related  Mortgage  Loan  pursuant to
                             Section  3.14 of the  Standard  Terms (in each case other than the portion of such unscheduled  collections,  with respect to a Discount  Mortgage Loan,  included in
                             Section 4.02(b)(i)(C) of this Series Supplement);

(C)     the Senior  Accelerated  Distribution  Percentage for such Distribution Date times the aggregate of all
                             Principal  Prepayments  in Full  received  in the  related  Prepayment  Period and
                             Curtailments  received in the  preceding  calendar  month  (other than the related
                             Discount  Fraction of such Principal  Prepayments in Full and  Curtailments,  with respect to each Discount Mortgage Loan);

(D)     any Excess Subordinate Principal Amount for such Distribution Date;

(E)     any amounts  described in  subsection  (ii)(Y),  clauses (A), (B) and (C) of this Section  4.02(a),  as
                             determined  for  any  previous   Distribution  Date,  which  remain  unpaid  after
                             application of amounts previously  distributed  pursuant to this clause (E) to the extent that such amounts are not  attributable  to Realized Losses which have been allocated to the Subordinate Certificates; minus

(F)     the  Capitalization  Reimbursement  Amount for such Distribution  Date, other than the related Discount
                             Fraction of any portion of that amount  related to each  Discount  Mortgage  Loan, multiplied  by a  fraction,  the  numerator  of  which  is  the  Senior  Principal
                             Distribution   Amount,   without  giving  effect  to  this  clause  (F),  and  the
                             denominator  of which is the sum of the  principal  distribution  amounts  for all
                             Classes of  Certificates  other than the Class A-P  Certificates,  without  giving effect to any reductions for the Capitalization Reimbursement Amount;

(iii)   if the Certificate  Principal  Balances of the Subordinate  Certificates have not been reduced to zero, to the Master Servicer or a  Sub-Servicer,  by remitting for deposit to the Custodial  Account,  to the extent of and in reimbursement for any Advances or Sub-Servicer  Advances  previously made with respect to any Mortgage Loan or REO Property which remain  unreimbursed  in whole or in part following the Cash
        Liquidation  or REO  Disposition  of such Mortgage  Loan or REO Property,  minus any such Advances that were made with respect to  delinquencies  that  ultimately  constituted  Excess  Special Hazard Losses,
        Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

(iv)    to the  Holders of the Class M-1  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
        Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous
        Distribution Date, except as provided below;

(v)     to the  Holders  of the  Class  M-1  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous
        Distribution  Dates,  to the  extent  the  amounts  available  pursuant  to  clause  (x) of  Sections
        4.02(a)(vii),  (ix), (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient  therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

(vi)    to the  Holders of the Class M-2  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
        Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous
        Distribution Date, except as provided below;

(vii)   to the  Holders  of the  Class  M-2  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous
        Distribution  Dates,  to the  extent  the  amounts  available  pursuant  to  clause  (x) of  Sections
        4.02(a)(ix),  (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

(viii)  to the  Holders of the Class M-3  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
        Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous
        Distribution Date, except as provided below;

(ix)    to the  Holders  of the  Class  M-3  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of Certificates for such  Distribution Date minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous
        Distribution  Dates,  to the  extent  the  amounts  available  pursuant  to  clause  (x) of  Sections
        4.02(a)(xi),  (xiii),  (xiv) and (xv) of this Series Supplement are insufficient  therefor,  applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

(x)     to the  Holders of the Class B-1  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
        Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous
        Distribution Date, except as provided below;

(xi)    to the  Holders  of the  Class  B-1  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of Certificates for such  Distribution Date minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous
        Distribution  Dates,  to the  extent  the  amounts  available  pursuant  to  clause  (x) of  Sections
        4.02(a)(xiii),  (xiv)  and  (xv) of this  Series  Supplement  are  insufficient  therefor,  applied  in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

(xii)   to the  Holders of the Class B-2  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
        Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous
        Distribution Date, except as provided below;

(xiii)  to the  Holders  of the  Class  B-2  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of Certificates for such  Distribution Date minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous
        Distribution  Dates,  to the  extent  the  amounts  available  pursuant  to  clause  (x) of  Sections
        4.02(a)(xiv) and (xv) of this Series Supplement are insufficient therefor,  applied in reduction of the
        Certificate Principal Balance of the Class B-2 Certificates;

(xiv)   to the Holders of the Class B-3 Certificates,  an amount equal to (x) the Accrued Certificate  Interest thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous  Distribution  Date, except as provided below,  minus (y) the amount of any Class A-P
        Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous  Distribution
        Dates,  to the extent the  amounts  available  pursuant  to clause (x) of Section  4.02(a)(xv)  of this
        Series Supplement are insufficient therefor;

(xv)    to the  Holders  of the  Class  B-3  Certificates,  an amount  equal to (x) the  Subordinate  Principal
        Distribution  Amount for such Class of Certificates for such  Distribution Date minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous
        Distribution  Dates,  applied  in  reduction  of the  Certificate  Principal  Balance  of the Class B-3
        Certificates;

(xvi)   to the Senior  Certificates,  in the priority set forth in Section  4.02(b) of this Series  Supplement, the portion, if any, of the Available Distribution Amount remaining after the foregoing  distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates,  but in no event more than the  aggregate  of the  outstanding  Certificate  Principal  Balances of each such Class of Senior
        Certificates,  and thereafter,  to each Class of Subordinate  Certificates  then outstanding  beginning with such Class with the Highest Priority,  any portion of the Available  Distribution Amount remaining after the Senior  Certificates have been retired,  applied to reduce the Certificate  Principal Balance of each such Class of Subordinate  Certificates,  but in no event more than the outstanding Certificate
        Principal Balance of each such Class of Subordinate Certificates; and

(xvii)  to the Class R-II Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding  the  foregoing,  on any  Distribution  Date,  with respect to the Class of Subordinate
Certificates  outstanding on such Distribution  Date with the Lowest Priority,  or in the event the Subordinate
Certificates  are no  longer  outstanding,  the  Senior  Certificates,  Accrued  Certificate  Interest  thereon remaining  unpaid  from any  previous  Distribution  Date will be  distributable  only to the extent that (1) a shortfall in the amounts  available to pay Accrued  Certificate  Interest on any Class of Certificates  results from an interest  rate  reduction  in  connection  with a Servicing  Modification,  or (2) such unpaid  Accrued
Certificate  Interest was  attributable to interest  shortfalls  relating to the failure of the Master Servicer to make any required  Advance,  or the  determination by the Master Servicer that any proposed Advance would be a  Nonrecoverable  Advance with respect to the related  Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related  Liquidation  Proceeds,  Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b)     Distributions of principal on the Senior  Certificates on each Distribution Date occurring prior to the
Credit Support Depletion Date will be made as follows:

(i)     to the Class A-P Certificates,  until the Certificate  Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

(A)     the related  Discount  Fraction  of the  principal  portion of each  Monthly  Payment on each  Discount
               Mortgage  Loan due during the  related Due  Period,  whether or not  received on or prior to the related  Determination Date, minus the Discount Fraction of the principal portion of any related
               Debt Service  Reduction  which  together with other  Bankruptcy  Losses  exceeds the  Bankruptcy
               Amount;

(B)     the related Discount Fraction of the principal portion of all unscheduled  collections on each Discount
               Mortgage  Loan  received  during  the  preceding  calendar  month or,  in the case of  Principal
               Prepayments  in Full,  during the related  Prepayment  Period  (other than  amounts  received in connection with a Cash  Liquidation or REO Disposition of a Discount  Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments,  Subsequent Recoveries
               and repurchases  (including  deemed  repurchases under Section 3.07(b) of the Standard Terms) of
               Discount  Mortgage  Loans (or, in the case of a  substitution  of a Deleted  Mortgage  Loan, the
               Discount  Fraction  of the  amount  of any  shortfall  deposited  in the  Custodial  Account  in connection with such substitution);

(C)     in connection  with the Cash  Liquidation or REO  Disposition of a Discount  Mortgage Loan that did not result in any Excess Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses or
               Extraordinary  Losses, an amount equal to the lesser of (1) the applicable  Discount Fraction of the  Stated  Principal  Balance  of  such  Discount  Mortgage  Loan  immediately  prior  to such
               Distribution  Date and (2) the aggregate  amount of the  collections  on such Discount  Mortgage
               Loan to the extent applied as recoveries of principal;

(D)     any amounts allocable to principal for any previous  Distribution Date (calculated pursuant to clauses
               (A) through (C) above) that remain undistributed; and

(E)     the amount of any Class A-P  Collection  Shortfalls  for such  Distribution  Date and the amount of any
               Class A-P Collection  Shortfalls remaining unpaid for all previous  Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

(F)     the  related  Discount  Fraction  of the portion of the  Capitalization  Reimbursement  Amount for such
               Distribution Date, if any, related to each Discount Mortgage Loan; and

(ii)    the Senior Principal Distribution Amount shall be distributed in the following order of priority:

                      (A)    first,  to the Class R-I and Class  R-II  Certificates,  pro rata,  in  accordance with their respective  Certificate Principal Balances,  until the Certificate Principal Balances thereof have been reduced to zero;

                      (B)    second,  to the Class A-7 and Class A-10  Certificates,  pro rata,  in  accordance with their respective  Certificate  Principal  Balances,  an amount up to the Lockout Amount for that Distribution  Date, until the Certificate  Principal  Balances thereof have been reduced to zero;

                      (C)    third,  to the Class A-2,  Class  A-3,  Class A-5 and Class A-6  Certificates,  an
               amount up to the amount necessary to cause the aggregate  Certificate  Principal Balance thereof to equal  their  Aggregate  Planned  Principal  Balance  for  that  Distribution  Date  shall be distributed in following order of priority:

                             (1)    first,  to  the  Class  A-2  and  Class  A-3  Certificates,  pro  rata,  in accordance with their respective  Certificate  Principal Balances,  until the Certificate
                      Principal Balances thereof have been reduced to zero;

                             (2)    second,  to the  Class A-5 and Class  A-6  Certificates,  sequentially,  in that order, until the Certificate Principal Balances thereof have been reduced to zero;

                      (D)    fourth,  to the Class A-1 and Class A-9  Certificates,  an amount up to the amount necessary to cause the aggregate  Certificate Principal Balance thereof to equal their Aggregate
               Targeted Principal Balance for that Distribution Date, until the Certificate  Principal Balances thereof have been reduced to zero;

                      (E)    fifth,  to the Class A-8  Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero;

                      (F)    sixth, to the Class A-1 and Class A-9 Certificates,  sequentially,  in that order, and without regard to their Aggregate  Targeted  Principal Balance for that  Distribution  Date, until the Certificate Principal Balances thereof have been reduced to zero;

                      (G)    seventh,  to the Class A-2 and Class A-3  Certificates,  pro rata,  in  accordance with their  respective  Certificate  Principal  Balances and without  regard to their  Aggregate
               Planned Principal Balance for that Distribution  Date, until the Certificate  Principal Balances thereof have been reduced to zero;

                      (H)    eighth,  to the  Class  A-5 and  Class  A-6  Certificates,  sequentially,  in that order,  without regard to their Aggregate Planned Principal Balance for that Distribution  Date, until the Certificate Principal Balances thereof have been reduced to zero;

                      (I)    ninth,  to the Class A-7 and Class  A-10  Certificates,  pro rata,  in  accordance with their respective  Certificate  Principal  Balances and without regard to the Lockout Amount for that Distribution  Date, until the Certificate  Principal Balances thereof have been reduced to zero.

(c)     On or  after  the  occurrence  of the  Credit  Support  Depletion  Date,  all  priorities  relating  to distributions  as  described in Section  4.02(b) of this Series  Supplement  in respect of principal  among the
Senior  Certificates  (other than the Class A-P Certificates)  will be disregarded,  and (i) an amount equal to the Discount Fraction of the principal portion of scheduled  payments and unscheduled  collections  received or advanced  in  respect  of the  Discount  Mortgage  Loans  minus the  Discount  Fraction  of the  portion of the
Capitalization  Reimbursement  Amount  for  such  Distribution  Date  will  be  distributed  to the  Class  A-P
Certificates,  (ii) the Senior  Principal  Distribution  Amount will be  distributed  to the  remaining  Senior
Certificates  (other than the Class A-P Certificates) pro rata in accordance with their respective  outstanding
Certificate  Principal  Balances  and  (iii)  the  amount  set  forth  in  Section  4.02(a)(i)  herein  will be distributed  as set forth  therein;  provided,  however,  that until  reduction  of the  Certificate  Principal
Balances of the Class A-7 Certificates to zero, the aggregate  amount  distributable to the Class A-7 and Class
A-10  Certificates in respect of the aggregate  Accrued  Certificate  Interest  thereon and in respect of their aggregate pro rata portion of the Senior  Principal  Distribution  Amount will be  distributed  among the Class
A-7 and Class A-10  Certificates  in the following  priority:  first, to the Class A-7  Certificates,  up to an amount  equal to the Accrued  Certificate  Interest  on the Class A-7  Certificates;  second,  to the Class A-7
Certificates,  up to an amount equal to the Super Senior Optimal  Principal  Distribution  Amount, in reduction of the  Certificate  Principal  Balance  thereof,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;  third,  to the Class A-10  Certificates,  up to an amount  equal to the  Accrued  Certificate
Interest thereon; and fourth, to the Class A-10 Certificates,  the remainder,  until the Certificate  Principal
Balance thereof has been reduced to zero.

(d)     After the reduction of the Certificate  Principal Balances of the Senior  Certificates  (other than the
Class A-P  Certificates)  to zero but prior to the Credit  Support  Depletion  Date,  the  Senior  Certificates
(other than the Class A-P  Certificates)  will be entitled to no further  distributions  of  principal  thereon and the  Available  Distribution  Amount  will be paid  solely to the  holders  of the Class A-P  Certificates,
Class A-V Certificates, Class M Certificates and Class B Certificates, in each case as described herein.

(e)     In addition to the  foregoing  distributions,  with respect to any  Subsequent  Recoveries,  the Master
Servicer  shall  deposit such funds into the  Custodial  Account  pursuant to Section  3.07(b)(iii).  If, after taking into account such Subsequent  Recoveries,  the amount of a Realized Loss is reduced,  the amount of such
Subsequent  Recoveries  will be  applied  to  increase  the  Certificate  Principal  Balance  of the  Class  of
Subordinate  Certificates  with the Highest  Priority to which Realized  Losses,  other than Excess  Bankruptcy
Losses, Excess Fraud Losses,  Excess Special Hazard Losses and Extraordinary  Losses, have been allocated,  but not by more than the amount of Realized Losses previously  allocated to that Class of Certificates  pursuant to
Section 4.05. The amount of any remaining  Subsequent  Recoveries  will be applied to increase the  Certificate
Principal  Balance  of the  Class of  Certificates  with the next  Lower  Priority,  up to the  amount  of such
Realized  Losses  previously  allocated to that Class of  Certificates  pursuant to Section 4.05. Any remaining
Subsequent  Recoveries  will in turn be applied to increase the Certificate  Principal  Balance of the Class of
Certificates  with the next Lower  Priority up to the amount of such Realized  Losses  previously  allocated to that Class of  Certificates  pursuant to Section  4.05,  and so on.  Holders of such  Certificates  will not be entitled to any payment in respect of Accrued  Certificate  Interest  on the amount of such  increases  for any
Interest  Accrual Period  preceding the  Distribution  Date on which such increase  occurs.  Any such increases shall be applied to the  Certificate  Principal  Balance of each  Certificate of such Class in accordance  with its respective Percentage Interest.

(f)     Each distribution with respect to a Book-Entry  Certificate shall be paid to the Depository,  as Holder thereof,  and the Depository shall be solely  responsible for crediting the amount of such  distribution to the
accounts  of  its  Depository   Participants  in  accordance  with  its  normal  procedures.   Each  Depository
Participant  shall  be  responsible  for  disbursing  such  distribution  to the  Certificate  Owners  that  it represents and to each indirect  participating  brokerage firm (a "brokerage  firm" or "indirect  participating firm")  for which it acts as agent.  Each  brokerage  firm shall be  responsible  for  disbursing  funds to the
Certificate  Owners that it represents.  None of the Trustee,  the  Certificate  Registrar,  the Company or the
Master Servicer shall have any  responsibility  therefor except as otherwise provided by this Series Supplement or applicable law.

(g)     Except as  otherwise  provided  in  Section  9.01,  if the  Master  Servicer  anticipates  that a final distribution with respect to any Class of Certificates will be made on a future  Distribution  Date, the Master
Servicer  shall,  no later than 40 days prior to such final  distribution,  notify the  Trustee and the Trustee shall,  not earlier than the 15th day and not later than the 25th day of the month next  preceding the month of such final  distribution,  distribute,  or cause to be distributed to each Holder of such Class of Certificates a notice to the effect  that:  (i) the Trustee  anticipates  that the final  distribution  with respect to such
Class of Certificates  will be made on such  Distribution Date but only upon presentation and surrender of such
Certificates  at the office of the  Trustee or as  otherwise  specified  therein,  and (ii) no  interest  shall accrue on such  Certificates  from and after the end of the related Interest Accrual Period.  In the event that
Certificateholders  required to  surrender  their  Certificates  pursuant to Section  9.01(c) do not  surrender their  Certificates for final  cancellation,  the Trustee shall cause funds  distributable with respect to such
Certificates  to be withdrawn from the  Certificate  Account and credited to a separate  escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

(h)     On each  Distribution  Date  preceding  the  Accretion  Termination  Date  for  any  Class  of  Accrual
Certificates,  an amount equal to the Accrued Certificate  Interest that would otherwise be distributed to such
Class  of  Accrual  Certificates  will be  added  to the  Certificate  Principal  Balance  thereof  and will be distributed to the holders of the related Class of Accretion  Directed  Certificates  and such Class of Accrual
Certificates  as  distributions  of  principal  pursuant  to  Section  4.02(a)(ii)(Y)(1)  in  reduction  of the
Certificate  Principal Balances thereof.  The amount that is added to the Certificate  Principal Balance of any of the Accrual  Certificates  will accrue interest at a rate of 6.00% per annum. On each  Distribution  Date on or after the Accretion Termination Date for any Class of Accrual  Certificates,  the entire Accrued Certificate
Interest  on such Class of Accrual  Certificates  for such date will be payable to the holders of such Class of
Accrual Certificates, as interest.

Section 4.03   Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.  (See
                      Section 4.03 of the Standard Terms) and Exhibit Three hereto)

Section 4.04   Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.  (See
                      Section 4.04 of the Standard Terms)
Section 4.05   Allocation of Realized Losses.

        Prior to each  Distribution  Date,  the Master  Servicer  shall  determine the total amount of Realized
Losses,  if any, that resulted  from any Cash  Liquidation,  Servicing  Modification,  Debt Service  Reduction,
Deficient  Valuation or REO Disposition that occurred during the related  Prepayment  Period or, in the case of a Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the  reduction in the  interest  portion of the Monthly  Payment due during the related Due Period.  The amount of each Realized Loss shall be evidenced by an Officers'  Certificate.  All Realized Losses,  other than Excess
Special  Hazard  Losses,  Extraordinary  Losses,  Excess  Bankruptcy  Losses or Excess Fraud  Losses,  shall be allocated as follows:  first, to the Class B-3  Certificates  until the Certificate  Principal  Balance thereof has been  reduced to zero;  second,  to the Class B-2  Certificates  until the  Certificate  Principal  Balance thereof  has been  reduced  to zero;  third,  to the Class B-1  Certificates  until the  Certificate  Principal
Balance  thereof  has been  reduced  to zero;  fourth,  to the Class  M-3  Certificates  until the  Certificate
Principal  Balance  thereof  has been  reduced  to  zero;  fifth,  to the  Class  M-2  Certificates  until  the
Certificate  Principal  Balance thereof has been reduced to zero;  sixth, to the Class M-1  Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero;  and,  thereafter,  if any such Realized
Losses are on a Discount  Mortgage  Loan,  to the Class A-P  Certificates  in an amount  equal to the  Discount
Fraction of the principal  portion thereof,  and the remainder of such Realized Losses on the Discount Mortgage
Loans and the entire amount of such Realized  Losses on  Non-Discount  Mortgage  Loans will be allocated  among all the Senior  Certificates  (other than the Class A-V Certificates and Class A-P Certificates) in the case of the  principal  portion of such loss on a pro rata basis and among all of the Senior  Certificates  (other than the  Class  A-P  Certificates)  in the  case of the  interest  portion  of such  loss on a pro rata  basis,  as described  below;  provided,  however,  that  such  Realized  Losses  otherwise  allocable  to  the  Class  A-7
Certificates will be allocated to the Class A-10 Certificates,  until the Certificate  Principal Balance of the
Class A-10 Certificates has been reduced to zero.

        On any Distribution Date,  Realized Losses will be allocated as set forth herein after distributions of principal on the Certificates as set forth herein.

        As used herein,  an  allocation  of a Realized  Loss on a "pro rata basis" among two or more  specified
Classes of Certificates  means an allocation on a pro rata basis,  among the various  Classes so specified,  to each such Class of Certificates on the basis of their then  outstanding  Certificate  Principal  Balances prior to giving effect to distributions  to be made on such  Distribution  Date in the case of the principal  portion of a Realized Loss or based on the Accrued  Certificate  Interest  thereon  payable on such  Distribution  Date
(without regard to any  Compensating  Interest for such  Distribution  Date) in the case of an interest portion of a Realized  Loss;  provided  that for the purposes of  determining  "pro rata",  the  Certificate  Principal
Balance  of each  class of the  Accrual  Certificates  shall be  deemed  to be the  lesser  of (a) the  related
Certificate  Principal Balance thereof as of the Closing Date or (b) the related Certificate  Principal Balance thereof as of such date of  determination.  Except as provided in the  following  sentence,  any  allocation of the  principal  portion of Realized  Losses  (other than Debt Service  Reductions)  to a Class of  Certificates shall be made by  reducing  the  Certificate  Principal  Balance  thereof  by the  amount so  allocated,  which allocation shall be deemed to have occurred on such  Distribution  Date;  provided that no such reduction shall reduce the aggregate  Certificate  Principal  Balance of the Certificates  below the aggregate Stated Principal
Balance of the Mortgage  Loans.  Any  allocation of the principal  portion of Realized  Losses (other than Debt
Service  Reductions) to the Subordinate  Certificates  then  outstanding with the Lowest Priority shall be made by operation of the  definition  of  "Certificate  Principal  Balance"  and by operation of the  provisions  of
Section  4.02(a).  Allocations  of the  interest  portions of Realized  Losses  (other than any  interest  rate reduction  resulting  from a  Servicing  Modification)  shall be made in  proportion  to the  amount of Accrued
Certificate Interest and by operation of the definition of "Accrued  Certificate  Interest" and by operation of the provisions of Section  4.02(a).  Allocations  of the interest  portion of a Realized Loss resulting from an interest  rate  reduction  in  connection  with a  Servicing  Modification  shall be made by  operation  of the provisions of Section 4.02(a).  Allocations of the principal  portion of Debt Service  Reductions shall be made by operation of the  provisions of Section  4.02(a).  All Realized  Losses and all other losses  allocated to a
Class of  Certificates  hereunder will be allocated  among the  Certificates of such Class in proportion to the
Percentage  Interests  evidenced  thereby;  provided that if any Subclasses of the Class A-V Certificates  have been issued  pursuant to Section  5.01(c),  such  Realized  Losses and other losses  allocated to the Class A-V
Certificates  shall be allocated  among such  Subclasses  in proportion  to the  respective  amounts of Accrued
Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06   Reports of Foreclosures and Abandonment of Mortgaged Property.  (See Section 4.06 of the
                      Standard Terms)

Section 4.07   Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the Standard Terms)

Section 4.08   Surety Bond.  (See Section 4.08 of the Standard Terms)

ARTICLE V

                                               THE CERTIFICATES

                                     (SEE ARTICLE V OF THE STANDARD TERMS)

ARTICLE VI

                                      THE COMPANY AND THE MASTER SERVICER
                                    (SEE ARTICLE VI OF THE STANDARD TERMS)

ARTICLE VII

                                                    DEFAULT
                                    (SEE ARTICLE VII OF THE STANDARD TERMS)

ARTICLE VIII

                                            CONCERNING THE TRUSTEE
                                   (SEE ARTICLE VIII OF THE STANDARD TERMS)

ARTICLE IX

                                                  TERMINATION
                                    (SEE ARTICLE IX OF THE STANDARD TERMS)

ARTICLE X

                                               REMIC PROVISIONS

Section 10.01  REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02  Master Servicer; REMIC Administrator and Trustee Indemnification.  (See Section 10.02 of the
                      Standard Terms)

Section 10.03  Designation of REMIC(s).

        The REMIC  Administrator will make an election to treat the entire segregated pool of assets (including the Mortgage Loans but excluding the Initial  Monthly  Payment Fund) described in the definition of Trust Fund, and subject to this  Agreement,  as a REMIC  ("REMIC I") and shall make an election to treat the pool of assets comprised of the  Uncertificated  REMIC I Regular  Interests as a REMIC ("REMIC II"), in each case, for federal income tax purposes.

        The Uncertificated  REMIC I Regular Interests will be "regular  interests" in REMIC I and the Class R-I
Certificates  will be the sole class of "residual  interests"  in REMIC I for purposes of the REMIC  Provisions under the federal income tax law.

        The Class A-1,  Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9,
Class A-10,  Class A-P, Class M-1, Class M-2,  Class M-3, Class B-1, Class B-2 and Class B-3  Certificates  and
the  Uncertificated  REMIC I Regular  Interests Z, the rights in and to which will be  represented by the Class
A-V  Certificates,  will be "regular  interests" in the REMIC II, and the Class R-II  Certificates  will be the sole class of "residual  interests"  therein for purposes of the REMIC  Provisions  (as defined in the Standard
Terms)  under  federal  income  tax law.  On and  after  the date of  issuance  of any  Subclass  of Class  A-V
Certificates  pursuant  to Section  5.01(c)  of the  Standard  Terms,  any such  Subclass  will  represent  the
Uncertificated  REMIC I Regular  Interest  or  Interests Z  specified  by the  initial  Holder of the Class A-V
Certificates pursuant to said Section.

Section 10.04  Distributions on the Uncertificated REMIC I Regular Interests Z.

(a)     On each  Distribution  Date the Trustee shall be deemed to  distribute to itself,  as the holder of the
Uncertificated REMIC I Regular Interests,  the Uncertificated REMIC I Regular Interest  Distribution Amounts in
the following  order of priority to the extent of the Available  Distribution  Amount reduced by  distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

(i)     Uncertificated  Accrued Interest on the Uncertificated  REMIC I Regular Interests for such Distribution
        Date, plus any Uncertificated  Accrued Interest thereon remaining unpaid from any previous Distribution
        Date; and

(ii)    In  accordance  with the  priority  set forth in  Section 10.04(b),  an amount  equal to the sum of the amounts in respect of principal  distributable on each Class of Certificates  (other than the Class R-I
        Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b), (c) and (d).

(b)     The amount described in Section 10.04(a)(ii)  shall be deemed distributed to (i) Uncertificated REMIC I
Regular Interest U, (ii)  Uncertificated  REMIC I Regular Interest W and (iii)  Uncertificated  REMIC I Regular
Interest Y with the amount to be distributed  allocated  among such  interests in accordance  with the priority assigned to each Related Class of Certificates  (other than the Class R-I  Certificates),  respectively,  under
Section 4.02(b),  (c) and (d) until the  Uncertificated  Principal  Balance of each such interest is reduced to zero.

(c)     The  portion  of the  Uncertificated  REMIC  I  Regular  Interest  Distribution  Amounts  described  in
Section 10.04(a)(ii)  shall be  deemed  distributed  by REMIC I to REMIC  II in  accordance  with the  priority assigned  to  the  REMIC  II  Certificates  relative  to  that  assigned  to the  REMIC  I  Certificates  under
Section 4.02(b), (c) and (d).

(d)     In determining from time to time the Uncertificated  REMIC I Regular Interest  Distribution Amounts and
Uncertificated REMIC II Regular Interest Distribution Amounts:

(i)     Realized Losses allocated to the Class A-V Certificates  under  Section 4.05  shall be deemed allocated to the  Uncertificated  REMIC II Regular  Interests Z pro-rata  according to the respective  amounts of
        Uncertificated  Accrued  Interest  that would  have  accrued  on such  Uncertificated  REMIC II Regular
        Interests Z for the  Distribution  Date for which such  allocation is being made in the absence of such allocation;

(ii)    Realized Losses  allocated to the Class A-3 and, Class A-4  Certificates  under  Section 4.05  shall be deemed allocated to Uncertificated REMIC I Regular Interest U;

(iii)   Realized Losses allocated to the Class A-P Certificates  under  Section 4.05  shall be deemed allocated to Uncertificated REMIC I Regular Interest W;

(iv)    Realized Losses allocated to the Class A-1,  Class A-2,  Class A-5,  Class A-6,  Class A-7,  Class A-8,
        Class A-9, Class A-10,  Class R-II, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3
        Certificates under  Section 4.05  shall be deemed allocated to Uncertificated  REMIC I Regular Interest
        Y; and

(v)     Realized Losses allocated to the  Uncertificated  REMIC II Regular  Interests Z under clause (i) above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.

(e)     On each Distribution Date the Trustee shall be deemed to distribute from REMIC II,  in the priority set forth in  Sections  4.02(a) and (b),  to the  Holders of each Class of  Certificates  (other than the Class R-I
Certificates) the amounts  distributable  thereon from the Uncertificated REMIC I Regular Interest Distribution
Amounts  deemed to have been  received by REMIC II from REMIC I under this  Section 10.04.  The amounts  deemed distributed  hereunder with respect to the Class A-V  Certificates  shall be deemed to have been distributed in respect of the Uncertificated  REMIC II Regular Interests Z in accordance with their respective  Uncertificated
REMIC II Regular Interest  Distribution  Amounts, as such Uncertificated  REMIC II Regular Interests Z comprise the Class A-V Certificates.

(f)     Notwithstanding  the  deemed  distributions  on  the  Uncertificated  REMIC  I  Regular  Interests  and
Uncertificated  REMIC II Regular  Interests Z described in this Section 10.04,  distributions of funds from the
Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05  Compliance with Withholding Requirements.

        Notwithstanding any other provision of this Agreement,  the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding  requirements  respecting payments to  Certificateholders,  including interest or original  issue  discount  payments or advances  thereof that the Trustee or any Paying  Agent,  as applicable,  reasonably believes are applicable under the Code. The consent of Certificateholders  shall not be required for such  withholding.  In the event the Trustee or any Paying  Agent,  as  applicable,  does withhold any amount from  interest or original  issue  discount  payments or advances  thereof to any  Certificateholder pursuant to federal withholding  requirements,  the Trustee or any Paying Agent, as applicable,  shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                                           MISCELLANEOUS PROVISIONS

Section 11.01  Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02  Recordation of Agreement, Counterparts.  (See Section 11.02 of the Standard Terms)

Section 11.03  Limitation on Rights of Certificateholders.  (See Section 11.03 of the Standard Terms)

Section 11.04  Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05  Notices.  All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

            Recipient                                       Address

Company                           8400 Normandale Lake Boulevard
                                  Suite 250, Minneapolis, Minnesota 55437,
                                  Attention: President

Master Servicer                   2255 N. Ontario Street, Suite 400
                                  Burbank, California 91504-2130,
                                  Attention: Managing Director/Master Servicing
Trustee                           U.S. Bank National Association
                                  Mail Code: EP-MN-WS3D
                                  60 Livingston Avenue
                                  St. Paul, Minnesota 55107-2292
                                  Attention:  Structured Finance/RFMSI 2006-S4

Fitch Ratings                     One State Street Plaza
                                  New York, New York  10004

Moody's Investors Service, Inc.   99 Church Street, 4th Floor
                                  New York, New York  10007
Standard & Poor's                 55 Water Street
                                  New York, New York 10041

Any notice  required  or  permitted  to be mailed to a  Certificateholder  shall be given by first  class mail, postage  prepaid,  at the address of such  Holder as shown in the  Certificate  Register.  Any notice so mailed within the time prescribed in this Agreement shall be  conclusively  presumed to have been duly given,  whether or not the Certificateholder receives such notice.

Section 11.06  Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of the Standard Terms)

Section 11.07  Severability of Provisions.  (See Section 11.07 of the Standard Terms)

Section 11.08  Supplemental Provisions for Resecuritization.  (See Section 11.08 of the Standard Terms)

Section 11.09  Allocation of Voting Rights.

        97.0% of all Voting Rights shall be allocated  among Holders of  Certificates,  other than the Interest
Only  Certificates  and the Class R  Certificates,  in  proportion  to the  outstanding  Certificate  Principal
Balances of their  respective  Certificates,  1.0% of all Voting Rights shall be allocated among the Holders of the Class A-V  Certificates  in  accordance  with their  respective  Percentage  Interests,  1.0% of all Voting
Rights shall be allocated among the Holders of the Class A-4  Certificates in accordance with their  respective
Percentage  Interests,  and 0.50% and 0.50% of all Voting  Rights shall be  allocated  among the Holders of the
Class R-I and Class R-II Certificates, respectively, in accordance with their respective Percentage Interests.

Section 11.10  No Petition.  (See Section 11.10 of the Standard Terms).

ARTICLE XII

                                         COMPLIANCE WITH REGULATION AB

                                    (SEE ARTICLE XII OF THE STANDARD TERMS)

        IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer and the Trustee have caused their names to be signed  hereto by their  respective  officers  thereunto  duly  authorized  and their  respective  seals,  duly attested, to be hereunto affixed, all as of the day and year first above written.

[Seal]                                          RESIDENTIAL FUNDING MORTGAGE
                                                     SECURITIES I, INC.

Attest:                                         By:
        Name: Tim Jacobson                           Name: Heather Anderson
        Title:   Vice President                      Title:   Vice President

[Seal]                                          RESIDENTIAL FUNDING CORPORATION

Attest:                                         By:
        Name: Heather Anderson                       Name: Tim Jacobson
        Title:   Associate                           Title:   Associate

[Seal]                                          U.S. BANK NATIONAL ASSOCIATION
                                                                  as Trustee

Attest:                                         By:
        Name: Tamara Schultz-Fugh                    Name: Michelle Moeller
        Title: Vice President                        Title: Assistant Vice President

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

               On the ___ day of April,  2006  before  me, a notary  public in and for said  State,  personally appeared Heather  Anderson,  known to me to be a Vice President of Residential  Funding Mortgage  Securities I,
Inc., one of the corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such  corporation  executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                            Notary Public

                                            ____________________________________

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

               On the ____ day of April,  2006  before me, a notary  public in and for said  State,  personally appeared  Tim  Jacobson,  known  to me to be an  Associate  of  Residential  Funding  Corporation,  one  of the
corporations  that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ______________________________

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF RAMSEY             )

               On the ___ day of April,  2006  before  me, a notary  public in and for said  State,  personally appeared  ____________________,  known to me to be a(n) __________________ of U.S. Bank National Association, a
national  banking  association that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national  banking  association and  acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            _____________________________

[Notarial Seal]

                                                  EXHIBIT ONE

                                            MORTGAGE LOAN SCHEDULE

                                                  EXHIBIT TWO

                                        SCHEDULE OF DISCOUNT FRACTIONS

                                   (AVAILABLE FROM THE COMPANY UPON REQUEST)

                                                 EXHIBIT THREE

                                         INFORMATION TO BE INCLUDED IN
                                      MONTHLY DISTRIBUTION DATE STATEMENT

        (i)    the applicable Record Date, Determination Date and Distribution Date;

        (ii)   the  aggregate  amount of  payments  received  with  respect to the  Mortgage  Loans,  including prepayment amounts;

        (iii)  the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

        (iv)   the amount of any other fees or expenses paid;

        (v)    (a) the amount of such  distribution to the  Certificateholders  of such Class applied to reduce the  Certificate  Principal  Balance  thereof,  and (b) the  aggregate  amount  included  therein  representing
Principal Prepayments;

        (vi)   the amount of such distribution to Holders of such Class of Certificates allocable to interest;

        (vii)  if the  distribution  to the Holders of such Class of  Certificates is less than the full amount that would be distributable to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall;

        (viii) the  aggregate  Certificate  Principal  Balance  of each  Class of  Certificates  and the Senior
Percentage,  before and after giving effect to the amounts  distributed on such Distribution  Date,  separately identifying  any  reduction  thereof due to Realized  Losses other than pursuant to an actual  distribution  of principal;

        (ix)   the weighted  average  remaining  term to maturity of the Mortgage  Loans after giving effect to the amounts distributed on such Distribution Date;

        (x)    the weighted  average  Mortgage  Rates of the Mortgage  Loans after giving effect to the amounts distributed on such Distribution Date;

        (xi)   if  applicable,  the Special Hazard  Amount,  Fraud Loss Amount and Bankruptcy  Amount as of the
close of business on the applicable Distribution Date;

        (xii)  the  number and Stated  Principal  Balance of the  Mortgage  Loans  after  giving  effect to the distribution of principal on such  Distribution  Date and the number of Mortgage Loans at the beginning and end of the preceding Due Period;

        (xiii) on the basis of the most recent reports furnished to it by Sub-Servicers,  the number and Stated
Principal  Balances of Mortgage  Loans that are  Delinquent  (A) 30-59 days,  (B) 60-89 days and (C) 90 or more days and the number and Stated Principal Balance of Mortgage Loans that are in foreclosure;

        (xiv)  the aggregate amount of Realized Losses for such Distribution Date;

        (xv)   the amount, terms and general purpose of any Advance by the Master Servicer pursuant to Section
4.04;

        (xvi)  any material modifications,  extensions or waivers to the terms of the Mortgage Loans during the
Due Period or that have cumulatively become material over time;

        (xvii) any  material  breaches of Mortgage  Loan  representations  or  warranties  or  covenants in the
Agreement.

        (xviii)the related Subordinate Principal Distribution Amount;

        (xix)  the number, Stated Principal Balance and actual principal balance of REO Properties;

        (xx)   the  aggregate  Accrued  Certificate  Interest  remaining  unpaid,  if any,  for  each  Class of
Certificates, after giving effect to the distribution made on such Distribution Date;

        (xxi)  the Pass-Through Rate with respect to the Class A-V Certificates;

        (xxii) the Notional Amount with respect to each class of Interest Only Certificates;

        (xxiii)the occurrence of the Credit Support Depletion Date;

        (xxiv) the Senior Accelerated Distribution Percentage for applicable to such distribution;

        (xxv)  the Senior Percentage for such Distribution Date; and

        (xxvi) the aggregate amount of any recoveries on previously foreclosed loans from Sellers.

In the case of  information  furnished  pursuant to clauses (i) and (ii) above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

The  Trustee's  internet  website  will  initially  be located at  http://www.usbank.com/mbs.  To receive  this statement via first class mail, telephone the Trustee at 1 (800) 934-6802.

                                                 EXHIBIT FOUR

                                    STANDARD TERMS OF POOLING AND SERVICING
                                     AGREEMENT DATED AS OF JANUARY 1, 2006

===============================================================================================================

                                               STANDARD TERMS OF
                                        POOLING AND SERVICING AGREEMENT

                                          Dated as of January 1, 2006

                                Residential Funding Mortgage Securities I, Inc.

                                      Mortgage Pass-Through Certificates

===============================================================================================================

        Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the
                          Company..........................................................39

        Section 2.04.     Representations and Warranties of Residential Funding............41

        Section 2.05.     Execution and Authentication of Certificates/Issuance of Certificates
                          Evidencing Interests in REMIC I..................................43

        Section 2.06.     Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;
                          Acceptance by the Trustee........................................43

        Section 2.07.     Issuance of Certificates Evidencing Interests in REMIC II........43

        Section 2.08.     Purposes and Powers of the Trust.................................43

ARTICLE III    ADMINISTRATION AND SERVICING OF MORTGAGE LOANS..............................43

        Section 3.01.     Master Servicer to Act as Servicer...............................43

        Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers; Enforcement

        Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or
                          Certificateholders...............................................47

        Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee..47

        Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                                Account ...................................................48

        Section 3.08.     Subservicing Accounts; Servicing Accounts........................50

        Section 3.09.     Access to Certain Documentation and Information Regarding the
                                Mortgage Loans ............................................52

        Section 3.10.     Permitted Withdrawals from the Custodial Account.................52

        Section 3.11.     Maintenance of the Primary Insurance Policies; Collections
                          Thereunder ......................................................54

        Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage55

        Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;

        Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies;
                          Exchange Act Reporting..........................................71

        Section 4.04.     Distribution of Reports to the Trustee and the Company; Advances by the

        Section 6.02.     Merger or Consolidation of the Company or the Master Servicer;
                          Assignment of Rights and Delegation of Duties by Master
                          Servicer............... .........................................85

        Section 6.03.     Limitation on Liability of the Company, the Master Servicer

        Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses;

        Section 9.01.     Optional Purchase by the Master Servicer of All Certificates;
                          Termination Upon Purchase by the Master Servicer or

        Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification107

                                                  (continued)

EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Seller/Servicer Contract
Exhibit F:     Forms of Request for Release
Exhibit G-1:   Form of Transfer Affidavit and Agreement
Exhibit G-2:   Form of Transferor Certificate
Exhibit H:     Form of Investor Representation Letter
Exhibit I:     Form of Transferor Representation Letter
Exhibit J:     Form of Rule 144A Investment Representation Letter
Exhibit K:     Text of Amendment to Pooling and Servicing Agreement Pursuant to  Section 11.01(e) for a Limited
               Guaranty
Exhibit L:     Form of Limited Guaranty
Exhibit M:     Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:     Request for Exchange Form
Exhibit O:     Form of Form 10-K Certification
Exhibit P:     Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:     Information to be Provided by the Master Servicer to the Rating Agencies  Relating to Reportable
               Modified Mortgage Loans
Exhibit R:     Servicing Criteria

        This is the  Standard  Terms of  Pooling  and  Servicing  Agreement,  dated as of  January 1, 2006 (the
"Standard  Terms",  and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the
"Pooling and Servicing  Agreement" or "Agreement"),  among RESIDENTIAL  FUNDING MORTGAGE SECURITIES I, INC., as the  company  (together  with its  permitted  successors  and  assigns,  the  "Company"),  RESIDENTIAL  FUNDING
CORPORATION,  as master servicer (together with its permitted  successors and assigns,  the "Master Servicer"), and the  trustee  named in the  applicable  Series  Supplement  (together  with its  permitted  successors  and assigns, the "Trustee").

                                            PRELIMINARY STATEMENT:

        The  Company  intends  to  sell  certain  mortgage   pass-through   certificates   (collectively,   the
"Certificates"),  to be issued under each Agreement in multiple  classes,  which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein  contained,  the Company,  the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                  DEFINITIONS

Section 1.01...Definitions.

        Whenever  used in this  Agreement,  the  following  words and  phrases,  unless the  context  otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued  Certificate  Interest:  With respect to each Distribution Date, as to any Class or Subclass of
Certificates  (other than any  Principal  Only  Certificates),  interest  accrued  during the related  Interest
Accrual  Period at the related  Pass-Through  Rate on the  Certificate  Principal  Balance or  Notional  Amount
thereof  immediately prior to such Distribution  Date. Accrued  Certificate  Interest will be calculated on the basis of a 360-day year,  consisting of twelve 30-day months. In each case Accrued Certificate  Interest on any
Class or Subclass of Certificates will be reduced by the amount of:

        (i)    Prepayment  Interest  Shortfalls on all Mortgage  Loans or, if the Mortgage Pool is comprised of two or more Loan  Groups,  on the  Mortgage  Loans in the related  Loan Group (to the extent not offset  by the  Master  Servicer  with  a  payment  of  Compensating  Interest  as  provided  in
               Section 4.01),

        (ii)   the interest  portion  (adjusted to the Net Mortgage  Rate (or the Modified Net Mortgage Rate in
               the case of a Modified  Mortgage  Loan)) of  Realized  Losses on all  Mortgage  Loans or, if the
               Mortgage  Pool is  comprised of two or more Loan  Groups,  on the Mortgage  Loans in the related
               Loan Group  (including  Excess  Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy
               Losses  and  Extraordinary  Losses) not  allocated  solely to one or more  specific  Classes  of
               Certificates pursuant to Section 4.05,

        (iii)  the interest portion of Advances that were  (A) previously  made with respect to a Mortgage Loan or REO Property on all Mortgage  Loans or, if the Mortgage Pool is comprised of two or more Loan
               Groups, on the Mortgage Loans in the related Loan Group, which remained  unreimbursed  following the Cash  Liquidation or REO  Disposition of such Mortgage Loan or REO Property or (B) made with respect to  delinquencies  that were  ultimately  determined to be Excess Special Hazard Losses,
               Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv)   any  other  interest  shortfalls  not  covered  by the  subordination  provided  by the  Class M
               Certificates  and Class B  Certificates,  including  interest that is not  collectible  from the
               Mortgagor pursuant to the Relief Act,

with all such  reductions  allocated  (A) among  all of the  Certificates  in  proportion  to their  respective amounts of Accrued  Certificate  Interest  payable on such  Distribution  Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups,  the related  Senior  Percentage of such  reductions among the related Senior  Certificates  in proportion to the amounts of Accrued  Certificate  Interest  payable from the related  Loan Group on such  Distribution  Date absent such  reductions,  with the  remainder  of such reductions  allocated  among the holders of the Class M Certificates  and Class B Certificates in proportion to their  respective  amounts of Accrued  Certificate  Interest  payable on such  Distribution  Date  absent  such reductions.  In addition  to that  portion of the  reductions  described  in the  preceding  sentence  that are allocated  to any Class of Class B  Certificates  or any  Class of Class M  Certificates,  Accrued  Certificate
Interest on such Class of Class B  Certificates  or such Class of Class M  Certificates  will be reduced by the interest  portion  (adjusted to the Net Mortgage  Rate) of  Realized  Losses that are allocated  solely to such
Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum and  Assignment  Agreement:  The Addendum and  Assignment  Agreement,  dated as of January 31,
1995, between MLCC and the Master Servicer.

        Additional  Collateral:  Any of the following held, in addition to the related Mortgaged  Property,  as
security  for  a  Mortgage  Loan:  (i) all  money,  securities,   security  entitlements,   accounts,   general
intangibles,  payment rights, instruments,  documents,  deposit accounts,  certificates of deposit, commodities contracts and other  investment  property and other  property of whatever kind or  description  now existing or hereafter  acquired  which is pledged as security for the  repayment of such  Mortgage  Loan,  (ii) third-party guarantees,  and (A) all money,  securities,  security  entitlements,  accounts,  general intangibles,  payment rights,  instruments,  documents,  deposit accounts,  certificates of deposit,  commodities contracts and other investment  property and other  property of whatever  kind or  description  now existing or hereafter  acquired which is pledged as collateral for such guarantee or (B) any  mortgaged  property  securing the  performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional Collateral Loan:  Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of  determination,  the Mortgage
Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance:  As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate:  With respect to any Person,  any other Person  controlling,  controlled  by or under common control with such first Person.  For the purposes of this  definition,  "control" means the power to direct the management  and  policies of such  Person,  directly or  indirectly,  whether  through the  ownership of voting securities,  by contract or otherwise;  and the terms "controlling" and "controlled" have meanings  correlative to the foregoing.

        Ambac:  Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future  Distribution:  As to any  Distribution  Date and,  with respect to any Mortgage
Pool that is  comprised  of two or more Loan  Groups,  each Loan Group,  the total of the  amounts  held in the
Custodial Account at the close of business on the preceding  Determination  Date on account of  (i) Liquidation
Proceeds,  Subsequent Recoveries,  Insurance Proceeds,  Curtailments,  Mortgage Loan purchases made pursuant to
Section 2.02,  2.03,  2.04 or 4.07 and  Mortgage  Loan  substitutions  made  pursuant to  Section 2.03  or 2.04 received  or made in the month of such  Distribution  Date  (other than such  Liquidation  Proceeds,  Insurance
Proceeds and  purchases  of Mortgage  Loans that the Master  Servicer  has deemed to have been  received in the preceding month in accordance with  Section 3.07(b)),  and Principal Prepayments in Full made after the related
Prepayment  Period,  and  (ii) payments  which represent  early receipt of scheduled  payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised  Value:  As to any  Mortgaged  Property,  the  lesser  of  (i) the  appraised  value  of such
Mortgaged  Property based upon the appraisal made at the time of the origination of the related  Mortgage Loan, and  (ii) the  sales  price of the  Mortgaged  Property  at such time of  origination,  except in the case of a
Mortgaged  Property  securing a refinanced  or modified  Mortgage  Loan as to which it is either the  appraised value  determined  above or the  appraised  value  determined  in an  appraisal at the time of  refinancing  or modification, as the case may be.

        Assigned  Contracts:  With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement;  the
Funding and Pledge Agreement,  among GMAC Mortgage  Corporation,  National Financial  Services  Corporation and
the  Mortgagor or other person  pledging the related  Pledged  Assets;  the  Additional  Collateral  Agreement,
between GMAC Mortgage  Corporation and the Mortgagor or other person  pledging the related  Pledged Assets;  or such other contracts as may be set forth in the Series Supplement.

        Assignment:  An assignment of the Mortgage,  notice of transfer or equivalent instrument, in recordable form,  sufficient  under the laws of the  jurisdiction  wherein  the related  Mortgaged  Property is located to reflect of record the sale of the  Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which assignment,  notice of transfer or equivalent  instrument may be in the form of one or more blanket assignments covering  Mortgages  secured by  Mortgaged  Properties  located in the same  county,  if  permitted  by law and accompanied by an Opinion of Counsel to that effect.

        Assignment  Agreement:  The  Assignment  and  Assumption  Agreement,  dated the Closing  Date,  between
Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of  Proprietary  Lease:  With respect to a Cooperative  Loan,  the assignment of the related
Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available  Distribution  Amount:  As to any  Distribution  Date and,  with respect to any Mortgage Pool comprised  of two or more Loan  Groups,  each Loan  Group,  an amount  equal to (a) the  sum of (i) the  amount relating  to the  Mortgage  Loans on  deposit  in the  Custodial  Account  as of the close of  business  on the immediately  preceding  Determination Date, including any Subsequent  Recoveries,  and amounts deposited in the
Custodial Account in connection with the substitution of Qualified  Substitute Mortgage Loans,  (ii) the amount of any Advance made on the immediately  preceding  Certificate Account Deposit Date, (iii) any amount deposited in the Certificate  Account on the related  Certificate  Account Deposit Date pursuant to the second  paragraph of  Section 3.12(a),  (iv) any amount  deposited in the Certificate  Account  pursuant to Section 4.07  and any amounts  deposited in the Custodial  Account pursuant to Section 9.01,  (v) any amount that the Master Servicer
is  not  permitted  to  withdraw  from  the  Custodial   Account  or  the  Certificate   Account   pursuant  to
Section 3.16(e),  (vi) any  amount  received  by the  Trustee  pursuant  to the Surety  Bond in respect of such
Distribution  Date and (vii) the  proceeds of any Pledged Assets  received by the Master  Servicer,  reduced by
(b) the sum as of the close of business on the immediately preceding  Determination Date of (x) the Amount Held for Future  Distribution,  and (y) amounts  permitted to be withdrawn by the Master Servicer from the Custodial
Account in respect of the Mortgage Loans pursuant to clauses  (ii)-(x),  inclusive,  of  Section 3.10(a).  Such amount shall be  determined  separately  for each Loan Group.  Additionally,  with respect to any Mortgage Pool that is  comprised of two or more Loan Groups,  if on any  Distribution  Date  Compensating  Interest  provided pursuant to  Section 3.16(e) is  less than  Prepayment  Interest  Shortfalls  incurred on the Mortgage Loans in connection with Principal  Prepayments in Full received during the related  Prepayment  Period and Curtailments made in the prior calendar month,  such  Compensating  Interest shall be allocated on such Distribution Date to the Available  Distribution  Amount for each Loan Group on a pro rata basis in accordance  with the  respective amounts of such  Prepayment  Interest  Shortfalls  incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy  Loss: With respect to any Mortgage Loan, a Deficient  Valuation or Debt Service  Reduction;
provided,  however,  that  neither  a  Deficient  Valuation  nor a Debt  Service  Reduction  shall be  deemed a
Bankruptcy  Loss  hereunder so long as the Master  Servicer has notified the Trustee in writing that the Master
Servicer is  diligently  pursuing  any  remedies  that may exist in  connection  with the  representations  and warranties  made  regarding  the related  Mortgage  Loan and either  (A) the  related  Mortgage  Loan is not in default with regard to payments due thereunder or  (B) delinquent  payments of principal and interest under the related  Mortgage  Loan and any premiums on any  applicable  primary  hazard  insurance  policy and any related escrow  payments in respect of such Mortgage Loan are being advanced on a current basis by the Master  Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry  Certificate:  Any Certificate  registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business  Day:  Any day  other  than  (i) a  Saturday  or a  Sunday  or  (ii) a  day on  which  banking institutions  in the State of New York, the State of Michigan,  the State of California , the State of Illinois
or the City of St.  Paul,  Minnesota  (and such  other  state or states in which the  Custodial  Account or the
Certificate  Account  are at the time  located) are  required or  authorized  by law or  executive  order to be closed.

        Buydown  Funds:  Any amount  contributed  by the seller of a Mortgaged  Property,  the Company or other source in order to enable the Mortgagor to reduce the payments  required to be made from the Mortgagor's  funds in the early  years of a Mortgage  Loan.  Buydown  Funds are not part of the Trust  Fund prior to deposit  into the Custodial or Certificate Account.

        Buydown  Mortgage  Loan:  Any Mortgage  Loan as to which a specified  amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Capitalization  Reimbursement  Amount: As to any Distribution Date, the amount of Advances or Servicing
Advances  that were added to the  Stated  Principal  Balance of the  related  Mortgage  Loans  during the prior calendar month and  reimbursed to the Master  Servicer or  Subservicer  on or prior to such  Distribution  Date
pursuant  to   Section 3.10(a)(vii),   plus  the  Capitalization   Reimbursement   Shortfall  Amount  remaining
unreimbursed  from any prior  Distribution  Date and  reimbursed to the Master  Servicer or  Subservicer  on or prior to such Distribution Date.

        Capitalization  Reimbursement  Shortfall  Amount:  As to any Distribution  Date, the amount, if any, by which the amount of Advances  or  Servicing  Advances  that were added to the Stated  Principal  Balance of the
Mortgage  Loans during the preceding  calendar  month exceeds the amount of principal  payments on the Mortgage
Loans included in the Available Distribution Amount for that Distribution Date.

        Call Rights:  As defined in Section 9.01(f).

        Cash  Liquidation:  As to any  defaulted  Mortgage  Loan other than a Mortgage  Loan as to which an REO
Acquisition  occurred,  a  determination  by the Master  Servicer that it has received all Insurance  Proceeds,
Liquidation  Proceeds and other payments or cash recoveries  which the Master  Servicer  reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date:  As to any Distribution Date, the Business Day prior thereto.

        Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the  Certificate
Register,  and, in respect of any Insured  Certificates,  the  Certificate  Insurer to the extent of Cumulative
Insurance Payments,  except that neither a Disqualified  Organization nor a Non-United States Person shall be a holder of a Class R  Certificate  for  purposes  hereof  and,  solely for the  purpose of giving any consent or direction  pursuant to this Agreement,  any  Certificate,  other than a Class R Certificate,  registered in the name of the Company,  the Master  Servicer or any  Subservicer or any Affiliate  thereof shall be deemed not to be outstanding and the Percentage  Interest or Voting Rights evidenced  thereby shall not be taken into account in determining  whether the requisite  amount of Percentage  Interests or Voting Rights necessary to effect any such  consent or direction  has been  obtained.  All  references  herein to  "Holders" or  "Certificateholders"
shall  reflect  the rights of  Certificate  Owners as they may  indirectly  exercise  such  rights  through the
Depository and participating  members thereof,  except as otherwise specified herein;  provided,  however, that the Trustee shall be required to recognize as a "Holder" or  "Certificateholder"  only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer:  As defined in the Series Supplement.

        Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such  Certificate,  as  reflected  on the  books of an  indirect  participating  brokerage  firm for which a
Depository Participant acts as agent, if any, and otherwise on the books of a Depository  Participant,  if any, and otherwise on the books of the Depository.

        Certificate  Principal  Balance:  With  respect  to each  Certificate  (other  than any  Interest  Only
Certificate), on any date of determination, an amount equal to:

        (i)    the Initial Certificate  Principal Balance of such Certificate as specified on the face thereof, plus

        (ii)   any  Subsequent  Recoveries  added to the  Certificate  Principal  Balance  of such  Certificate pursuant to Section 4.02, plus

        (iii)  in the case of each Accrual  Certificate,  an amount equal to the aggregate Accrued  Certificate
               Interest  added  to  the   Certificate   Principal   Balance  thereof  prior  to  such  date  of
               determination, minus

        (iv)   the sum of  (x) the  aggregate  of all  amounts  previously  distributed  with  respect  to such
               Certificate (or any  predecessor  Certificate) and  applied to reduce the Certificate  Principal
               Balance  thereof  pursuant  to  Section 4.02(a) and  (y) the  aggregate  of  all  reductions  in
               Certificate  Principal  Balance deemed to have occurred in connection with Realized Losses which were  previously  allocated to such  Certificate (or any  predecessor  Certificate) pursuant  to
               Section 4.05;

provided,  that the  Certificate  Principal  Balance of the Class of Subordinate  Certificates  with the Lowest
Priority at any given time shall be further  reduced by an amount equal to the  Percentage  Interest  evidenced by such Certificate  multiplied by the excess, if any, of (A) the then aggregate  Certificate Principal Balance of all Classes of Certificates  then outstanding  over (B) the then aggregate  Stated Principal  Balance of the
Mortgage Loans.

        Certificate  Register and Certificate  Registrar:  The register  maintained and the registrar appointed pursuant to Section 5.02.

        Class:  Collectively,  all of the  Certificates  bearing the same  designation.  The initial  Class A-V
Certificates and any Subclass thereof issued pursuant to  Section 5.01(c) shall  be a single Class for purposes of this Agreement.

        Class A-P Certificate:  Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection  Shortfall:  With respect to the Cash Liquidation or REO Disposition of a Discount
Mortgage Loan and any Distribution  Date, the excess of the amount  described in  Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

        Class A-V  Certificate:  Any one of the Certificates  designated as a Class A-V Certificate,  including any Subclass thereof.

        Class B  Certificate:  Any one of the  Certificates  designated as a Class B-1  Certificate,  Class B-2
Certificate or Class B-3 Certificate.

        Class M  Certificate:  Any one of the  Certificates  designated as a Class M-1  Certificate,  Class M-2
Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

        Combined Collateral LLC:  Combined Collateral LLC, a Delaware limited liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating  Interest:  With respect to any Distribution Date, an amount equal to Prepayment  Interest
Shortfalls  resulting from Principal  Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available  Distribution  Amount for such Distribution Date, but not more than the lesser of  (a) one-twelfth  of 0.125% of the  Stated  Principal  Balance of the  Mortgage
Loans  immediately  preceding  such  Distribution  Date and (b) the sum of the Servicing Fee and all income and
gain  on  amounts  held  in  the   Custodial   Account  and  the   Certificate   Account  and  payable  to  the
Certificateholders  with respect to such Distribution  Date;  provided that for purposes of this definition the amount  of the  Servicing  Fee  will not be  reduced  pursuant  to  Section 7.02(a) except  as may be  required pursuant to the last sentence of such paragraph.

        Cooperative:  A private,  cooperative  housing corporation which owns or leases land and all or part of a building or buildings,  including  apartments,  spaces used for commercial  purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment:  A dwelling unit in a multi-dwelling  building owned or leased by a Cooperative, which unit the  Mortgagor  has an exclusive  right to occupy  pursuant to the terms of a  proprietary  lease or occupancy agreement.

        Cooperative  Lease: With respect to a Cooperative  Loan, the proprietary  lease or occupancy  agreement with respect to the  Cooperative  Apartment  occupied by the Mortgagor and relating to the related  Cooperative
Stock,  which lease or agreement  confers an exclusive right to the holder of such Cooperative  Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative  Apartment,  evidenced by a Mortgage Note and secured by (i) a  Security  Agreement,  (ii) the  related  Cooperative  Stock  Certificate,
(iii) an  assignment  of the  Cooperative  Lease,  (iv) financing  statements  and (v) a  stock power (or other similar  instrument),  and  ancillary  thereto,  a  recognition  agreement  between  the  Cooperative  and  the originator of the  Cooperative  Loan,  each of which was  transferred  and assigned to the Trustee  pursuant to
Section 2.01 and are from time to time held as part of the Trust Fund.

        Cooperative  Stock:  With  respect  to a  Cooperative  Loan,  the  single  outstanding  class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative  Stock  Certificate:  With respect to a Cooperative  Loan,  the stock  certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

        Credit  Support  Depletion  Date:  The  first  Distribution  Date on which  the  Certificate  Principal
Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement:  The Credit Support Pledge  Agreement,  dated as of November 24, 1998, among the Master Servicer,  GMAC Mortgage  Corporation,  Combined Collateral LLC and The First National Bank of
Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial  Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a depository institution,  as custodian for the holders of the Certificates,  for the holders of certain  other  interests  in  mortgage  loans  serviced  or sold by the  Master  Servicer  and for the  Master
Servicer,  into which the amounts set forth in Section 3.07  shall be deposited  directly.  Any such account or accounts shall be an Eligible Account.

        Custodial  Agreement:  An agreement  that may be entered into among the Company,  the Master  Servicer, the  Trustee and a  Custodian  pursuant to which the  Custodian  will hold  certain  documents  relating to the
Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal  Balance:  As to any Mortgage Loan, the unpaid principal  balance thereof at the
Cut-off Date after giving  effect to all  installments  of principal due on or prior thereto (or due during the month of the Cut-Off Date), whether or not received.

        Debt  Service  Reduction:  With respect to any Mortgage  Loan,  a reduction  in the  scheduled  Monthly
Payment for such  Mortgage  Loan by a court of  competent  jurisdiction  in a proceeding  under the  Bankruptcy
Code, except such a reduction  constituting a Deficient  Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient  Valuation:  With  respect  to any  Mortgage  Loan,  a  valuation  by a  court  of  competent jurisdiction  of the  Mortgaged  Property in an amount less than the then  outstanding  indebtedness  under the
Mortgage  Loan,  or any  reduction  in the amount of  principal  to be paid in  connection  with any  scheduled
Monthly Payment that  constitutes a permanent  forgiveness of principal,  which valuation or reduction  results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any Certificate other than a Book-Entry Certificate.

        Deleted  Mortgage  Loan:  A Mortgage  Loan  replaced  or to be  replaced  with a  Qualified  Substitute
Mortgage Loan.

        Delinquent:  As used  herein,  a  Mortgage  Loan is  considered  to be:  "30 to 59 days" or "30 or more days"  delinquent  when a payment due on any scheduled  due date remains  unpaid as of the close of business on the last business day immediately  prior to the next following  monthly  scheduled due date; "60 to 89 days" or
"60 or more days"  delinquent  when a payment due on any scheduled  due date remains  unpaid as of the close of business on the last business day immediately  prior to the second  following  monthly  scheduled due date; and
so on. The  determination  as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last  business  day of each month.  For example,  a Mortgage  Loan with a payment due on July 1 that  remained  unpaid as of the close of  business  on July 31 would  then be  considered  to be 30 to 59 days delinquent.  Delinquency  information  as of the Cut-off  Date is  determined  and  prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository:  The Depository  Trust Company,  or any successor  Depository  hereafter named. The nominee of  the  initial  Depository  for  purposes  of  registering  those  Certificates  that  are  to be  Book-Entry
Certificates  is Cede & Co.  The  Depository  shall at all times be a  "clearing  corporation"  as  defined  in
Section 8-102(a)(5) of  the  Uniform  Commercial  Code  of  the  State  of New  York  and a  "clearing  agency"
registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other Person for whom from time to time a Depository effects book-entry  transfers and pledges of securities  deposited with the
Depository.

        Destroyed  Mortgage Note: A Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

        Determination Date:  As defined in the Series Supplement.

        Discount  Fraction:  With  respect  to  each  Discount  Mortgage  Loan,  the  fraction  expressed  as a percentage,  the  numerator  of which is the Discount  Net  Mortgage  Rate minus the Net Mortgage  Rate (or the initial  Net  Mortgage  Rate with  respect to any  Discount  Mortgage  Loans as to which the  Mortgage  Rate is modified  pursuant  to  3.07(a)) for  such  Mortgage  Loan and the  denominator  of which is the  Discount  Net
Mortgage  Rate.  The Discount  Fraction with respect to each Discount  Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount  Mortgage  Loan:  Any Mortgage  Loan having a Net  Mortgage  Rate (or the initial Net Mortgage
Rate) of  less than the  Discount Net  Mortgage  Rate per annum and any  Mortgage  Loan deemed to be a Discount
Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified   Organization:   Any  organization   defined  as  a  "disqualified   organization"  under
Section 860E(e)(5) of  the Code, and if not otherwise  included,  any of the following:  (i) the United States, any  State  or  political  subdivision  thereof,  any  possession  of  the  United  States,  or any  agency  or instrumentality  of any of the foregoing  (other than an  instrumentality  which is a corporation if all of its activities  are  subject to tax and,  except for  Freddie  Mac, a  majority  of its board of  directors  is not selected by such governmental unit), (ii) a foreign government, any international  organization,  or any agency or instrumentality of any of the foregoing,  (iii) any  organization (other than certain farmers'  cooperatives described  in  Section 521  of the  Code) which  is  exempt  from  the tax  imposed  by  Chapter  1 of the Code
(including  the tax imposed by  Section 511  of the Code on  unrelated  business  taxable  income),  (iv) rural electric and telephone  cooperatives  described in  Section 1381(a)(2)(C) of  the Code, (v) any "electing large partnership," as defined in  Section 775(a) of  the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an  Ownership  Interest in a Class R  Certificate  by such
Person  may cause the Trust  Fund or any  Person  having an  Ownership  Interest  in any Class of  Certificates
(other  than such  Person) to  incur a liability  for any  federal  tax  imposed  under the Code that would not otherwise  be imposed but for the Transfer of an Ownership  Interest in a Class R  Certificate  to such Person.
The terms  "United  States",  "State" and  "international  organization"  shall have the  meanings set forth in
Section 7701 of the Code or successor provisions.

        Distribution  Date: The 25th day of any month  beginning in the month  immediately  following the month of the initial  issuance of the  Certificates  or, if such 25th day is not a Business  Day,  the  Business  Day immediately following such 25th day.

        Due Date: With respect to any  Distribution  Date and any Mortgage Loan, the day during the related Due
Period on which the Monthly Payment is due.

        Due  Period:  With  respect to any  Distribution  Date,  the  one-month  period set forth in the Series
Supplement.

        Eligible  Account:  An  account  that  is any  of  the  following:  (i) maintained  with  a  depository institution  the debt  obligations  of which  have  been  rated by each  Rating  Agency in its  highest  rating available,  or (ii) an  account or  accounts  in a  depository  institution  in which such  accounts  are fully insured to the limits  established by the FDIC,  provided that any deposits not so insured shall, to the extent acceptable  to each Rating  Agency,  as  evidenced  in writing,  be  maintained  such that (as  evidenced by an
Opinion of Counsel  delivered to the Trustee and each Rating  Agency) the  registered  Holders of  Certificates have a claim with  respect to the funds in such  account or a perfected  first  security  interest  against any collateral  (which  shall be limited to Permitted  Investments) securing  such funds that is superior to claims of any other depositors or creditors of the depository  institution  with which such account is maintained,  or
(iii) in the case of the  Custodial  Account,  a trust account or accounts  maintained  in the corporate  trust department  of the  Trustee,  or (iv) in  the case of the  Certificate  Account,  a trust  account or  accounts maintained in the corporate  trust  department  of the Trustee,  or (v) an  account or accounts of a depository institution  acceptable  to each Rating  Agency (as  evidenced in writing by each Rating Agency that use of any such account as the Custodial  Account or the  Certificate  Account will not reduce the rating  assigned to any
Class of Certificates by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

        Excess  Bankruptcy  Loss: Any Bankruptcy  Loss, or portion  thereof,  which exceeds the then applicable
Bankruptcy Amount.

        Excess Fraud Loss: Any Fraud Loss, or portion  thereof,  which exceeds the then  applicable  Fraud Loss
Amount.

        Excess  Special  Hazard  Loss:  Any Special  Hazard  Loss,  or portion  thereof,  that exceeds the then applicable Special Hazard Amount.

        Excess  Subordinate  Principal  Amount:  With respect to any  Distribution  Date on which the aggregate
Certificate  Principal  Balance  of the Class of  Subordinate  Certificates  then  outstanding  with the Lowest
Priority is to be reduced to zero and on which  Realized  Losses are to be  allocated to such class or classes, the excess,  if any, of (i) the amount that would  otherwise be  distributable  in respect of principal on such class or classes of  Certificates  on such  Distribution  Date over (ii) the  excess,  if any, of the aggregate
Certificate  Principal Balance of such class or classes of Certificates  immediately prior to such Distribution
Date over the  aggregate  amount of Realized  Losses to be allocated to such  classes of  Certificates  on such
Distribution Date as reduced by any amount calculated  pursuant to  Section 4.02(b)(i)(E).  With respect to any
Mortgage Pool that is comprised of two or more Loan Groups,  the Excess  Subordinate  Principal  Amount will be allocated  between  each Loan  Group on a pro rata  basis in  accordance  with the  amount of  Realized  Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Extraordinary  Events:  Any of the following  conditions with respect to a Mortgaged Property (or, with respect to a  Cooperative  Loan,  the  Cooperative  Apartment) or  Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

        (a)....losses  that are of the type that  would be  covered  by the  fidelity  bond and the  errors and omissions  insurance  policy  required to be maintained  pursuant to  Section 3.12(b) but  are in excess of the coverage maintained thereunder;

        (b)....nuclear reaction or nuclear radiation or radioactive  contamination,  all whether  controlled or uncontrolled,  and  whether  such  loss be direct or  indirect,  proximate  or remote or be in whole or in part caused by,  contributed  to or  aggravated by a peril  covered by the  definition  of the term "Special  Hazard
Loss";

        (c)....hostile or warlike action in time of peace or war,  including action in hindering,  combating or defending against an actual, impending or expected attack:

               1.     by any  government  or  sovereign  power,  de  jure  or de  facto,  or by  any  authority maintaining or using military, naval or air forces; or

               2.     by military, naval or air forces; or

               3.     by an agent of any such government, power, authority or forces;

        (d)....any weapon of war  employing  atomic  fission or  radioactive  force whether in time of peace or war; or

        (e)....insurrection,  rebellion,  revolution,  civil war, usurped power or action taken by governmental authority in  hindering,  combating  or defending  against such an  occurrence,  seizure or  destruction  under quarantine or customs  regulations,  confiscation by order of any government or public  authority;  or risks of contraband or illegal transportation or trade.

        Extraordinary  Losses:  Any  loss  incurred  on  a  Mortgage  Loan  caused  by  or  resulting  from  an
Extraordinary Event.

        Fannie  Mae:  Federal  National  Mortgage  Association,  a  federally  chartered  and  privately  owned corporation  organized  and  existing  under the Federal  National  Mortgage  Association  Charter  Act, or any
successor thereto.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final  Distribution  Date:  The  Distribution  Date on which the final  distribution  in respect of the
Certificates  will be made pursuant to Section 9.01,  which Final  Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch, Inc. or its successor in interest.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Foreclosure  Profits: As to any Distribution Date or related  Determination Date and any Mortgage Loan, the  excess,  if any,  of  Liquidation  Proceeds,  Insurance  Proceeds  and REO  Proceeds  (net of all  amounts reimbursable  therefrom pursuant to  Section 3.10(a)(ii)) in  respect of each Mortgage Loan or REO Property for which a Cash  Liquidation  or REO  Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid  principal  balance  of  such  Mortgage  Loan  or  REO  Property  (determined,  in  the  case  of an REO
Disposition,  in accordance  with  Section 3.14) plus  accrued and unpaid interest at the Mortgage Rate on such unpaid  principal  balance from the Due Date to which  interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Fraud  Losses:  Losses  on  Mortgage  Loans as to which  there  was  fraud in the  origination  of such
Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation,  a corporate  instrumentality of the United States created and existing  under Title III of the Emergency  Home Finance Act of 1970, as amended,  or any successor thereto.

        Highest  Priority:  As of any  date of  determination,  the  Class  of  Subordinate  Certificates  then outstanding  with a Certificate  Principal  Balance greater than zero, with the earliest  priority for payments pursuant to  Section 4.02(a),  in the following  order:  Class M-1,  Class M-2, Class M-3, Class B-1, Class B-2
and Class B-3 Certificates.

        Independent:  When used with respect to any  specified  Person,  means such a Person who (i) is in fact independent of the Company,  the Master Servicer and the Trustee, or any Affiliate thereof,  (ii) does not have any direct financial interest or any material indirect  financial interest in the Company,  the Master Servicer or the Trustee or in an Affiliate  thereof,  and (iii) is not connected with the Company,  the Master  Servicer or  the  Trustee  as an  officer,  employee,  promoter,  underwriter,  trustee,  partner,  director  or  person performing similar functions.

        Initial  Certificate  Principal  Balance:  With respect to each Class of Certificates,  the Certificate
Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing  scheduled principal  amortization and interest at the Net Mortgage  Rate for the Due Date in the first Due Period  commencing  subsequent to the Cut-off Date for those  Mortgage  Loans for which  the  Trustee  will not be  entitled  to  receive  such  payment,  and as more specifically defined in the Series Supplement.

        Initial  Notional  Amount:  With respect to any Class or Subclass of Interest  Only  Certificates,  the
amount  initially used as the principal  basis for the  calculation  of any interest  payment  amount,  as more specifically defined in the Series Supplement.

        Initial Subordinate Class Percentage:  As defined in the Series Supplement.

        Insurance  Proceeds:  Proceeds paid in respect of the Mortgage Loans pursuant to any Primary  Insurance
Policy or any other related  insurance  policy covering a Mortgage Loan  (excluding any Certificate  Policy (as defined  in the Series  Supplement)),  to the extent  such  proceeds  are  payable to the  mortgagee  under the
Mortgage,  any  Subservicer,  the Master  Servicer or the Trustee and are not applied to the restoration of the related  Mortgaged  Property (or, with respect to a Cooperative  Loan,  the related  Cooperative  Apartment) or released  to the  Mortgagor  in  accordance  with the  procedures  that the  Master  Servicer  would  follow in servicing mortgage loans held for its own account.

        Insurer:  Any named insurer under any Primary  Insurance  Policy or any successor  thereto or the named insurer in any replacement policy.

        Interest Accrual Period:  As defined in the Series Supplement.

        Interest  Only  Certificates:  A Class  or  Subclass  of  Certificates  not  entitled  to  payments  of principal,  and  designated  as such in the Series  Supplement.  The Interest  Only  Certificates  will have no
Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        Junior  Certificateholder:  The Holder of not less than 95% of the  Percentage  Interests of the Junior
Class of Certificates.

        Junior Class of Certificates:  The Class of Subordinate  Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to Section 4.07 herein that has the Lowest Priority.

        Late  Collections:  With  respect to any Mortgage  Loan,  all amounts  received  during any Due Period, whether as late  payments of Monthly  Payments or as Insurance  Proceeds,  Liquidation  Proceeds or  otherwise, which  represent late payments or collections of Monthly  Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation  Proceeds:  Amounts  (other than  Insurance  Proceeds) received  by the Master  Servicer in connection  with the taking of an entire  Mortgaged  Property  by  exercise  of the power of eminent  domain or condemnation  or in  connection  with the  liquidation  of a defaulted  Mortgage Loan through  trustee's  sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans  designated as a separate loan group in the Series  Supplement.
The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value  Ratio: As of any date, the fraction,  expressed as a percentage,  the numerator of which is the  current  principal  balance  of the  related  Mortgage  Loan  at the  date  of  determination  and  the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority:  As of any date of determination and any Class of Subordinate  Certificates,  any other
Class of Subordinate  Certificates  then  outstanding with a Certificate  Principal  Balance greater than zero, with later priority for payments pursuant to Section 4.02(a).

        Lowest  Priority:  As of any  date  of  determination,  the  Class  of  Subordinate  Certificates  then outstanding with the latest priority for payments pursuant to  Section 4.02(a),  in the following order:  Class
B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity    Date:    The    latest    possible     maturity    date,    solely    for    purposes    of
Section 1.860G-1(a)(4)(iii) of  the Treasury  regulations,  by which the Certificate  Principal Balance of each
Class of  Certificates  (other  than  the  Interest  Only  Certificates  which  have no  Certificate  Principal
Balance) and each  Uncertificated  REMIC Regular Interest would be reduced to zero, as designated in the Series
Supplement.

        MERS: Mortgage Electronic  Registration  Systems,  Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

        Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified  Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing  Modification,  the
Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        Modified Net Mortgage  Rate: As to any Mortgage  Loan that is the subject of a Servicing  Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan:  With respect to any Mortgage  Loan,  MERS acting as the  mortgagee  of such  Mortgage  Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns,  at the  origination thereof.

        Monthly Payment:  With respect to any Mortgage Loan (including any REO  Property) and any Due Date, the payment of  principal  and  interest  due  thereon in  accordance  with the  amortization  schedule at the time applicable thereto (after  adjustment,  if any, for Curtailments and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such  amortization  schedule by reason of any  bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding or any  moratorium  or similar  waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage:  With respect to each  Mortgage  Note related to a Mortgage  Loan which is not a  Cooperative
Loan,  the mortgage,  deed of trust or other  comparable  instrument  creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage  Loans:  Such of the  mortgage  loans  transferred  and  assigned to the  Trustee  pursuant to
Section 2.01  as from  time to time are held or deemed to be held as a part of the  Trust  Fund,  the  Mortgage
Loans  originally so held being  identified in the initial  Mortgage Loan  Schedule,  and Qualified  Substitute
Mortgage Loans held or deemed held as part of the Trust Fund including,  without  limitation,  (i) with respect to each  Cooperative  Loan, the related Mortgage Note,  Security  Agreement,  Assignment of Proprietary  Lease,
Cooperative Stock Certificate,  Cooperative Lease and Mortgage File and all rights  appertaining  thereto,  and
(ii) with  respect to each Mortgage Loan other than a Cooperative  Loan, each related  Mortgage Note,  Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage  Note:  The  originally  executed  note or  other  evidence  of  indebtedness  evidencing  the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage  Pool:  The pool of mortgage  loans,  including  all Loan Groups,  if any,  consisting  of the
Mortgage Loans.

        Mortgage Rate: As to any Mortgage  Loan,  the interest rate borne by the related  Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged  Property:  The  underlying  real  property  securing a Mortgage  Loan or, with  respect to a
Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net  Mortgage  Rate:  As to each  Mortgage  Loan,  a per annum rate of interest  equal to the  Adjusted
Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan:  A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary  Residence  Loans:  The  Mortgage  Loans  designated  as  secured  by  second  or  vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable  Advance:  Any Advance  previously made or proposed to be made by the Master Servicer or
Subservicer  in  respect of a Mortgage  Loan  (other  than a Deleted  Mortgage  Loan) which,  in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed  Advance,  would not, be  ultimately recoverable by the Master Servicer from related Late Collections,  Insurance  Proceeds,  Liquidation  Proceeds,
REO  Proceeds  or amounts  reimbursable  to the Master  Servicer  pursuant  to  Section 4.02(a) hereof.  To the extent that any  Mortgagor is not  obligated  under the related  Mortgage  documents  to pay or  reimburse  any portion of any Servicing  Advances that are outstanding  with respect to the related  Mortgage Loan as a result of a  modification  of such  Mortgage  Loan by the Master  Servicer,  which  forgives  amounts which the Master
Servicer or Subservicer had previously  advanced,  and the Master  Servicer  determines that no other source of payment or  reimbursement  for such advances is available to it, such Servicing  Advances shall be deemed to be
Nonrecoverable  Advances.  The  determination by the Master Servicer that it has made a Nonrecoverable  Advance or that any proposed  Advance would  constitute a  Nonrecoverable  Advance,  shall be evidenced by an Officers'
Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced  Mortgage  Loan:  Any  Mortgage  Loan that,  at the time of  reference  thereto,  is not subject to a Subservicing Agreement.

        Notional Amount:  With respect to any Class or Subclass of Interest Only  Certificates,  an amount used as the principal basis for the  calculation of any interest  payment amount,  as more  specifically  defined in the Series Supplement.

        Officers'  Certificate:  A  certificate  signed by the Chairman of the Board,  the  President or a Vice
President  or  Assistant  Vice  President,  or a Director  or  Managing  Director,  and by the  Treasurer,  the
Secretary,  or one of the Assistant Treasurers or Assistant  Secretaries of the Company or the Master Servicer,
as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel:  A written  opinion of counsel  acceptable to the Trustee and the Master  Servicer, who may be counsel for the Company or the Master  Servicer,  provided that any opinion of counsel  (i) referred to in the definition of "Disqualified  Organization" or (ii) relating to the  qualification of any REMIC formed under the Series  Supplement or compliance with the REMIC Provisions must,  unless otherwise  specified,  be an opinion of Independent counsel.

        Outstanding  Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO  Property) which  was not the subject of a Principal  Prepayment  in Full,  Cash  Liquidation  or REO  Disposition  and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership  Interest:  As to any Certificate,  any ownership or security  interest in such  Certificate, including  any interest in such  Certificate  as the Holder  thereof and any other  interest  therein,  whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent:  The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage  Interest:  With  respect  to any  Certificate  (other  than a  Class  R  Certificate),  the undivided  percentage  ownership interest in the related Class evidenced by such Certificate,  which percentage ownership  interest shall be equal to the Initial  Certificate  Principal  Balance thereof or Initial  Notional
Amount (in the case of any Interest  Only  Certificate) thereof  divided by the aggregate  Initial  Certificate
Principal Balance or the aggregate of the Initial Notional Amounts,  as applicable,  of all the Certificates of the same Class.  With respect to a Class R Certificate,  the interest in  distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

        (i)    obligations  of or guaranteed as to principal and interest by the United States or any agency or instrumentality  thereof  when such  obligations  are backed by the full faith and credit of the
               United States;

        (ii)   repurchase  agreements on obligations specified in  clause (i) maturing  not more than one month from the date of  acquisition  thereof,  provided  that the unsecured  obligations  of the party agreeing to  repurchase  such  obligations  are at the time rated by each  Rating  Agency in its highest short-term rating available;

        (iii)  federal funds,  certificates of deposit, demand deposits, time deposits and bankers' acceptances
               (which  shall  each have an  original  maturity  of not more  than 90 days  and,  in the case of bankers'  acceptances,  shall in no event have an  original  maturity of more than 365 days or a remaining  maturity  of more than 30  days) denominated  in United  States  dollars  of any U.S.
               depository  institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic  branch of a foreign  depository  institution or trust company;
               provided that the debt  obligations of such depository  institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository  institution in a depository  institution  holding  company,  debt  obligations  of the  depository  institution holding  company) at  the date of  acquisition  thereof have been rated by each Rating Agency in its highest  short-term rating  available;  and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal  subsidiary of a bank holding  company and the debt  obligations  of such  subsidiary are not  separately  rated,  the applicable rating shall be that of the bank holding company;  and, provided further that, if the original  maturity of such short-term  obligations of a domestic branch of a foreign  depository institution  or trust company shall exceed 30 days, the  short-term  rating of such  institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

        (iv)   commercial paper and demand notes (having original  maturities of not more than 365 days) of any corporation  incorporated  under the laws of the United States or any state thereof which on the date of  acquisition  has been rated by each  Rating  Agency in its  highest  short-term  rating available;  provided that such commercial paper shall have a remaining maturity of not more than
               30 days;

        (v)    a money market fund or a qualified  investment  fund rated by each Rating  Agency in its highest long-term rating available; and

        (vi)   other  obligations  or  securities  that are  acceptable  to each  Rating  Agency as a Permitted
               Investment  hereunder and will not reduce the rating  assigned to any Class of  Certificates  by such Rating  Agency below the lower of the  then-current  rating or the rating  assigned to such
               Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided,  however,  no instrument  shall be a Permitted  Investment if it represents,  either (1) the right to receive only  interest  payments  with respect to the  underlying  debt  instrument or (2) the right to receive both principal and interest  payments  derived from  obligations  underlying  such instrument and the principal and interest  payments  with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such underlying  obligations.  References herein to the highest rating available on unsecured  long-term  debt  shall  mean AAA in the case of  Standard  & Poor's and Fitch and Aaa in the case of
Moody's,  and references  herein to the highest rating  available on unsecured  commercial paper and short-term debt  obligations  shall mean A-1 in the case of  Standard & Poor's,  P-1 in the case of Moody's and either A-1 by  Standard  & Poor's,  P-1 by  Moody's  or F-1 by Fitch in the case of  Fitch;  provided,  however,  that any
Permitted  Investment  that is a  short-term  debt  obligation  rated A-1 by Standard & Poor's must satisfy the following  additional  conditions:  (i) the  total  amount  of debt from A-1  issuers  must be  limited  to the investment of monthly principal and interest payments  (assuming fully amortizing  collateral);  (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate  outstanding  Certificate Principal
Balance of the  Certificates  and each  investment  must not mature  beyond 30 days;  (iii) investments  in A-1 rated  securities are not eligible for the Reserve Fund;  (iv) the terms of the debt must have a  predetermined fixed  dollar  amount of  principal  due at  maturity  that  cannot  vary;  and (v) if the  investments  may be liquidated  prior to their maturity or are being relied on to meet a certain yield,  interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index.

        Permitted Transferee:  Any Transferee of a Class R Certificate,  other than a Disqualified Organization or Non-United States Person.

        Person:  Any  individual,   corporation,   limited  liability  company,  partnership,   joint  venture,
association,  joint-stock company, trust,  unincorporated organization or government or any agency or political subdivision thereof.

        Pledged  Amount:  With  respect to any  Pledged  Asset Loan,  the amount of money  remitted to Combined
Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged  Asset Loan:  Any Mortgage Loan  supported by Pledged  Assets or such other  collateral,  other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged  Assets:  With respect to any Mortgage  Loan,  all money,  securities,  security  entitlements, accounts,  general intangibles,  instruments,  documents,  certificates of deposit,  commodities  contracts and other  investment  property and other property of whatever kind or description  pledged by Combined  Collateral
LLC as security in respect of any  Realized  Losses in  connection  with such  Mortgage  Loan up to the Pledged
Amount for such Mortgage  Loan,  and any related  collateral,  or such other  collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement:  The Pledged Asset Mortgage Servicing  Agreement,  dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and  Servicing  Agreement  or  Agreement:  With  respect to any  Series,  this  Standard  Terms together with the related Series Supplement.

        Pool Stated  Principal  Balance:  As to any  Distribution  Date, the aggregate of the Stated  Principal
Balances of each Mortgage Loan.

        Pool Strip Rate:  With respect to each  Mortgage  Loan, a per annum rate equal to the excess of (a) the
Net Mortgage Rate of such Mortgage Loan over (b) the  Discount Net Mortgage Rate (but not less than  0.00%) per annum.

        Prepayment  Distribution  Trigger:  With respect to any Distribution  Date and any Class of Subordinate
Certificates  (other  than the  Class  M-1  Certificates),  a test  that  shall be  satisfied  if the  fraction
(expressed  as a  percentage) equal  to the sum of the  Certificate  Principal  Balances of such Class and each
Class  of  Subordinate  Certificates  with  a  Lower  Priority  than  such  Class  immediately  prior  to  such
Distribution  Date divided by the aggregate Stated  Principal  Balance of all of the Mortgage Loans (or related
REO  Properties) immediately  prior  to such  Distribution  Date is  greater  than or  equal  to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment  Interest  Shortfall:  As to any  Distribution  Date and any  Mortgage  Loan  (other  than a
Mortgage Loan relating to an REO  Property) that  was the subject of (a) a Principal  Prepayment in Full during the portion of the related  Prepayment  Period that falls during the prior calendar  month,  an amount equal to the excess of one month's  interest at the Net Mortgage  Rate (or  Modified Net Mortgage  Rate in the case of a
Modified  Mortgage  Loan) on the Stated  Principal  Balance of such  Mortgage  Loan over the amount of interest
(adjusted  to the Net  Mortgage  Rate  (or  Modified  Net  Mortgage  Rate in the  case of a  Modified  Mortgage
Loan)) paid  by the  Mortgagor  for  such  month  to the  date of such  Principal  Prepayment  in Full or (b) a
Curtailment  during the prior calendar month, an amount equal to one month's  interest at the Net Mortgage Rate
(or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment  Period:  As to  any  Distribution  Date  and  Principal  Prepayment  in  Full,  the  period commencing on the 16th day of the month prior to the month prior to the month in which that  Distribution  Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary  Insurance  Policy:  Each primary  policy of mortgage  guaranty  insurance  or any  replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only  Certificates:  A Class of Certificates  not entitled to payments of interest,  and more specifically designated as such in the Series Supplement.

        Principal  Prepayment:  Any payment of  principal  or other  recovery on a Mortgage  Loan,  including a recovery that takes the form of  Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal  Prepayment in Full: Any Principal  Prepayment of the entire principal  balance of a Mortgage
Loan that is made by the Mortgagor.

        Program  Guide:  Collectively,  the  Client  Guide and the  Servicer  Guide for  Residential  Funding's
mortgage loan purchase and conduit  servicing  program and all supplements and amendments  thereto published by
Residential Funding from time to time.

        Purchase  Price:  With  respect to any  Mortgage  Loan (or REO  Property) required  to be or  otherwise purchased on any date pursuant to  Section 2.02,  2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated  Principal  Balance  thereof plus the  principal  portion of any related  unreimbursed  Advances and
(ii) unpaid  accrued  interest at the Adjusted  Mortgage  Rate (or Modified Net Mortgage Rate plus the rate per annum at which  the  Servicing  Fee is  calculated  in the case of a  Modified  Mortgage  Loan) (or  at the Net
Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a  Modified  Mortgage  Loan) in  the case of a purchase  made by the Master  Servicer) on  the  Stated  Principal  Balance  thereof to the Due Date in the Due
Period related to the  Distribution  Date  occurring in the month  following the month of purchase from the Due
Date to which interest was last paid by the Mortgagor.

        Qualified  Substitute  Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted  Mortgage  Loan which  must,  on the date of such  substitution,  as  confirmed  in an  Officers'
Certificate delivered to the Trustee, with a copy to the Custodian,

        (i)    have an outstanding  principal balance,  after deduction of the principal portion of the monthly payment  due in the month of  substitution  (or in the case of a  substitution  of more than one
               Mortgage Loan for a Deleted Mortgage Loan, an aggregate  outstanding  principal  balance,  after such  deduction),  not in excess of the Stated  Principal  Balance of the Deleted  Mortgage Loan
               (the amount of any shortfall to be deposited by Residential  Funding in the Custodial Account in
               the month of substitution);

        (ii)   have a  Mortgage  Rate and a Net  Mortgage  Rate no lower  than and not more  than 1% per  annum higher than the Mortgage Rate and Net Mortgage Rate, respectively,  of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a  Loan-to-Value  Ratio at the time of  substitution  no higher  than  that of the  Deleted
               Mortgage Loan at the time of substitution;

        (iv)   have a  remaining  term to stated  maturity  not  greater  than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v)    comply with each  representation  and  warranty  set forth in Sections  2.03 and 2.04 hereof and
               Section 4 of the Assignment Agreement; and

        (vi)   have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding  any other  provisions  herein,  (x) with  respect to any  Qualified  Substitute  Mortgage Loan substituted  for a Deleted  Mortgage  Loan  which was a  Discount  Mortgage  Loan,  such  Qualified  Substitute
Mortgage  Loan shall be deemed to be a Discount  Mortgage  Loan and to have a  Discount  Fraction  equal to the
Discount  Fraction  of the  Deleted  Mortgage  Loan and  (y) in  the event  that the "Pool  Strip  Rate" of any
Qualified  Substitute  Mortgage Loan as calculated  pursuant to the  definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i)    the Pool Strip Rate of such Qualified  Substitute Mortgage Loan shall be equal to the Pool Strip
               Rate of the related Deleted Mortgage Loan for purposes of calculating the  Pass-Through  Rate on the Class A-V Certificates and

        (ii)   the excess of the Pool Strip  Rate on such  Qualified  Substitute  Mortgage  Loan as  calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related  Deleted
               Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency:  Each of the statistical credit rating agencies  specified in the Preliminary  Statement of the Series  Supplement.  If any agency or a successor is no longer in  existence,  "Rating  Agency" shall be such statistical credit rating agency, or other comparable Person,  designated by the Company,  notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a)....as to which a Cash  Liquidation  or REO  Disposition  has  occurred,  an  amount  (not less than zero) equal to (i) the Stated  Principal  Balance of the Mortgage Loan (or REO Property) as of the date of Cash
Liquidation or REO  Disposition,  plus  (ii) interest  (and REO Imputed  Interest,  if any) at the Net Mortgage
Rate from the Due Date as to which  interest  was last paid or  advanced  to  Certificateholders  up to the Due
Date in the Due  Period  related  to the  Distribution  Date on which  such  Realized  Loss  will be  allocated pursuant to Section 4.05 on the Stated  Principal  Balance of such Mortgage Loan (or REO  Property) outstanding during  each Due  Period  that such  interest  was not paid or  advanced,  minus  (iii) the  proceeds,  if any, received during the month in which such Cash Liquidation (or REO  Disposition) occurred,  to the extent applied as recoveries of interest at the Net Mortgage  Rate and to principal of the Mortgage  Loan,  net of the portion thereof  reimbursable  to the Master Servicer or any Subservicer  with respect to related  Advances,  Servicing
Advances  or other  expenses  as to which the Master  Servicer or  Subservicer  is  entitled  to  reimbursement thereunder but which have not been previously reimbursed,

        (b)....which is the  subject of a  Servicing  Modification,  (i) (1) the  amount by which the  interest portion of a Monthly  Payment or the principal  balance of such Mortgage Loan was reduced or (2) the sum of any other  amounts owing under the Mortgage Loan that were  forgiven and that  constitute  Servicing  Advances that are  reimbursable to the Master  Servicer or a Subservicer,  and (ii) any such amount with respect to a Monthly
Payment  that was or would  have been due in the month  immediately  following  the month in which a  Principal
Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c)....which has become the subject of a Deficient  Valuation,  the  difference  between the  principal balance of the Mortgage  Loan  outstanding  immediately  prior to such  Deficient  Valuation  and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d)....which has  become  the  object of a Debt  Service  Reduction,  the  amount of such Debt  Service
Reduction.

Notwithstanding  the above,  neither a  Deficient  Valuation  nor a Debt  Service  Reduction  shall be deemed a
Realized  Loss  hereunder  so long as the Master  Servicer  has notified the Trustee in writing that the Master
Servicer is  diligently  pursuing  any  remedies  that may exist in  connection  with the  representations  and warranties  made  regarding  the related  Mortgage  Loan and either  (A) the  related  Mortgage  Loan is not in default with regard to payments due thereunder or  (B) delinquent  payments of principal and interest under the related  Mortgage  Loan and any premiums on any  applicable  primary  hazard  insurance  policy and any related escrow  payments in respect of such Mortgage Loan are being advanced on a current basis by the Master  Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master  Servicer  receives  Subsequent  Recoveries  with  respect to any Mortgage  Loan,  the amount of the Realized Loss with respect to that  Mortgage  Loan will be reduced to the extent such  recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date:  With respect to each  Distribution  Date,  the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

        Regular Certificate:  Any of the Certificates other than a Class R Certificate.

        Regulation   AB:   Subpart   229.1100  -  Asset   Backed   Securities   (Regulation   AB),   17  C.F.R.
ss.ss.229.1100-229.1123,  as such  may be  amended  from  time to  time,  and  subject  to such  clarification  and interpretation  as have been  provided by the  Commission  in the adopting  release  (Asset-Backed  Securities,
Securities  Act Release No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January 7,  2005)) or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.
        Relief Act: The  Servicemembers  Civil Relief Act or similar  legislation  or  regulations as in effect from time to time.

        Relief Act  Shortfalls:  Shortfalls in interest  payable by a Mortgagor that are not  collectible  from the Mortgagor pursuant to the Relief Act.

        REMIC:  A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

        REMIC Administrator:  Residential Funding  Corporation.  If Residential Funding Corporation is found by a court of  competent  jurisdiction  to no longer be able to fulfill  its  obligations  as REMIC  Administrator under this Agreement the Master  Servicer or Trustee acting as Master  Servicer shall appoint a successor REMIC
Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC  Provisions:  Provisions  of the  federal  income  tax  law  relating  to  real  estate  mortgage investment  conduits,  which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related  provisions,  and  temporary  and final  regulations  (or,  to the  extent not  inconsistent  with such temporary  or final  regulations,  proposed  regulations) and  published  rulings,  notices  and  announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO  Acquisition:  The  acquisition by the Master  Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO  Disposition:  As to any REO Property,  a determination by the Master Servicer that it has received all  Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds and other  payments and  recoveries  (including proceeds of a final  sale) which the Master Servicer  expects to be finally  recoverable from the sale or other disposition of the REO Property.

        REO Imputed  Interest:  As to any REO Property,  for any period,  an amount  equivalent to interest (at
the  Net  Mortgage  Rate  that  would  have  been  applicable  to  the  related   Mortgage  Loan  had  it  been
outstanding) on  the unpaid  principal  balance of the Mortgage Loan as of the date of acquisition  thereof for such period.

        REO Proceeds:  Proceeds, net of expenses,  received in respect of any REO Property (including,  without limitation,  proceeds  from the rental of the related  Mortgaged  Property  or, with  respect to a  Cooperative
Loan,  the related  Cooperative  Apartment) which  proceeds  are required to be  deposited  into the  Custodial
Account only upon the related REO Disposition.

        REO Property:  A Mortgaged  Property  acquired by the Master  Servicer  through  foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable  Modified  Mortgage  Loan:  Any Mortgage  Loan that (i) has been subject to an interest rate reduction,  (ii) has  been subject to a term  extension or (iii) has  had amounts  owing on such  Mortgage Loan capitalized by adding such amount to the Stated  Principal  Balance of such Mortgage Loan;  provided,  however, that a Mortgage  Loan  modified in  accordance  with  clause (i) above  for a temporary  period  shall not be a
Reportable  Modified  Mortgage Loan if such Mortgage Loan has not been  delinquent in payments of principal and interest  for six months  since the date of such  modification  if that  interest  rate  reduction  is not made permanent thereafter.

        Request for  Release:  A request for release,  the forms of which are attached as Exhibit F hereto,  or an electronic request in a form acceptable to the Custodian.

        Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be  maintained  from time to time  under this  Agreement,  the  Program  Guide or the  related  Subservicing
Agreement in respect of such Mortgage Loan.

        Required  Surety  Payment:  With respect to any  Additional  Collateral  Loan that becomes a Liquidated
Mortgage  Loan,  the lesser of (i) the  principal  portion of the Realized  Loss with respect to such  Mortgage
Loan and (ii) the  excess,  if any, of (a) the amount of Additional  Collateral  required at  origination  with respect  to such  Mortgage  Loan over  (b) the  net  proceeds  realized  by the  Subservicer  from the  related
Additional Collateral.

        Residential  Funding:  Residential  Funding  Corporation,  a Delaware  corporation,  in its capacity as seller of the  Mortgage  Loans to the Company and not in its  capacity as Master  Servicer,  and any  successor thereto.

        Responsible  Officer:  When used with  respect  to the  Trustee,  any  officer of the  Corporate  Trust
Department  of the Trustee,  including  any Senior Vice  President,  any Vice  President,  any  Assistant  Vice
President,  any Assistant Secretary,  any Trust Officer or Assistant Trust Officer, or any other officer of the
Trustee  customarily  performing  functions similar to those performed by any of the above designated  officers to  whom,  with  respect  to  a  particular  matter,  such  matter  is  referred,  in  each  case  with  direct responsibility for the administration of the Agreements.

        Retail  Certificates:  A Senior  Certificate,  if any,  offered in smaller minimum  denominations  than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount  Fractions:  The schedule setting forth the Discount Fractions with respect to the
Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Securitization  Transaction:  Any  transaction  involving a sale or other  transfer  of mortgage  loans directly or indirectly to an issuing in connection  with an issuance of publicly  offered or privately  placed, rated or unrated mortgage-backed securities.

        Security  Agreement:  With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller:  As to any  Mortgage  Loan,  a Person,  including  any  Subservicer,  that  executed a Seller's
Agreement applicable to such Mortgage Loan.

        Seller's  Agreement:  An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller  Contract  referred  to or  contained  in the  Program  Guide,  or in such other form as has been approved by the Master Servicer and the Company,  each containing  representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior  Accelerated  Distribution  Percentage:  With respect to any  Distribution  Date occurring on or prior to the 60th  Distribution  Date and,  with  respect to any  Mortgage  Pool  comprised of two or more Loan
Groups,  any Loan Group,  100%.  With respect to any  Distribution  Date thereafter and any such Loan Group, if applicable, as follows:

        (i)    for any  Distribution  Date  after  the  60th  Distribution  Date  but on or  prior  to the 72nd
               Distribution  Date, the related Senior  Percentage  for such  Distribution  Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii)   for any  Distribution  Date  after  the  72nd  Distribution  Date  but on or  prior  to the 84th
               Distribution  Date, the related Senior  Percentage  for such  Distribution  Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii)  for any  Distribution  Date  after  the  84th  Distribution  Date  but on or  prior  to the 96th
               Distribution  Date, the related Senior  Percentage  for such  Distribution  Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv)   for any  Distribution  Date  after  the 96th  Distribution  Date  but on or  prior to the  108th
               Distribution  Date, the related Senior  Percentage  for such  Distribution  Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

        (v)    for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i)    that any scheduled reduction to the Senior Accelerated  Distribution  Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X)     the  outstanding  principal  balance of the Mortgage  Loans  delinquent 60 days or more  averaged  over the last six months,  as a percentage  of the  aggregate  outstanding  Certificate
        Principal Balance of the Subordinate  Certificates,  is less than 50% or (Y) the outstanding  principal balance  of  Mortgage  Loans  delinquent  60 days or more  averaged  over  the last  six  months,  as a percentage of the aggregate  outstanding principal balance of all Mortgage Loans averaged over the last six  months,  does  not  exceed  2% and  (2) Realized  Losses  on the  Mortgage  Loans to date for such
        Distribution  Date if occurring  during the sixth,  seventh,  eighth,  ninth or tenth year (or any year thereafter) after  the Closing Date are less than 30%, 35%, 40%, 45% or 50%,  respectively,  of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

               (b)(1) the outstanding  principal  balance of Mortgage Loans delinquent 60 days or more averaged over the last six  months,  as a  percentage  of the  aggregate  outstanding  principal  balance of all
        Mortgage Loans  averaged over the last six months,  does not exceed 4% and  (2) Realized  Losses on the
        Mortgage Loans to date for such  Distribution  Date, if occurring  during the sixth,  seventh,  eighth, ninth or tenth year (or any year  thereafter) after  the Closing Date are less than 10%,  15%, 20%, 25%
        or 30%,  respectively,  of the sum of the Initial  Certificate  Principal  Balances of the  Subordinate
        Certificates, and

        (ii)   that for any Distribution  Date on which the Senior Percentage is greater than the Percentage as of the Closing Date, the Senior Accelerated  Distribution  Percentage for such Distribution Date shall be 100%,  or,  if the  Mortgage  Pool is  comprised  of two or more Loan  Groups,  for any
               Distribution  Date on which the weighted average of the Senior  Percentages for each Loan Group, weighted  on the basis of the Stated  Principal  Balances of the  Mortgage  Loans in the related
               Loan Group,  exceeds the weighted average of the initial Senior Percentages  (calculated on such basis) for each Loan Group,  each of the Senior  Accelerated  Distribution  Percentages for such
               Distribution Date will equal 100%.

Notwithstanding the foregoing,  upon the reduction of the Certificate  Principal Balances of the related Senior
Certificates  (other  than the  Class A-P  Certificates,  if  any) to  zero,  the  related  Senior  Accelerated
Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage:  As defined in the Series Supplement.

        Senior  Support  Certificate:  A Senior  Certificate  that provides  additional  credit  enhancement to certain  other  classes of Senior  Certificates  and  designated  as such in the  Preliminary  Statement of the
Series Supplement.

        Series:  All of the Certificates  issued pursuant to a Pooling and Servicing  Agreement and bearing the same series designation.

        Series  Supplement:  The  agreement  into which this  Standard  Terms is  incorporated  and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

        Servicing  Advances:  All  customary,  reasonable  and  necessary  "out of pocket"  costs and  expenses incurred in connection  with a default,  delinquency or other  unanticipated  event by the Master Servicer or a
Subservicer  in the  performance  of its  servicing  obligations,  including,  but not  limited to, the cost of
(i) the  preservation,  restoration  and  protection of a Mortgaged  Property or, with respect to a Cooperative
Loan,  the  related  Cooperative   Apartment,   (ii) any   enforcement  or  judicial   proceedings,   including
foreclosures,  including  any  expenses  incurred  in  relation  to any such  proceedings  that result from the
Mortgage Loan being  registered on the MERS System,  (iii) the  management and liquidation of any REO Property,
(iv) any  mitigation  procedures  implemented in accordance  with  Section 3.07,  and  (v) compliance  with the obligations  under Sections 3.01, 3.08,  3.12(a) and 3.14,  including,  if the Master Servicer or any Affiliate of the Master  Servicer  provides  services such as  appraisals  and  brokerage  services that are  customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Criteria:  The "servicing  criteria" set forth in Item 1122(d) of  Regulation AB, as such may be amended from time to time.

        Servicing  Fee: With respect to any Mortgage Loan and  Distribution  Date,  the fee payable  monthly to the Master Servicer in respect of master  servicing  compensation  that accrues at an annual rate designated on the Mortgage Loan  Schedule as the "MSTR SERV FEE" for such  Mortgage  Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing  Modification:  Any reduction of the interest rate on or the outstanding principal balance of a Mortgage  Loan,  any  extension  of the final  maturity  date of a Mortgage  Loan,  and any  increase  to the outstanding  principal  balance of a Mortgage Loan by adding to the Stated  Principal  Balance unpaid principal and interest and other amounts owing under the Mortgage  Loan,  in each case  pursuant to a  modification  of a
Mortgage Loan that is in default,  or for which, in the judgment of the Master Servicer,  default is reasonably foreseeable, in accordance with Section 3.07(a).

        Servicing  Officer:  Any  officer  of  the  Master  Servicer  involved  in,  or  responsible  for,  the administration  and  servicing of the  Mortgage  Loans whose name and  specimen  signature  appear on a list of servicing  officers  furnished  to the  Trustee by the Master  Servicer,  as such list may from time to time be amended.

        Special  Hazard  Loss:  Any  Realized  Loss  not in  excess  of the cost of the  lesser  of  repair  or replacement  of a  Mortgaged  Property  (or,  with  respect to a  Cooperative  Loan,  the  related  Cooperative
Apartment) suffered  by such Mortgaged Property (or Cooperative  Apartment) on account of direct physical loss, exclusive of (i) any  loss of a type  covered by a hazard  policy or a flood  insurance  policy  required to be maintained  in respect of such  Mortgaged  Property  pursuant to  Section 3.12(a),  except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's:  Standard & Poor's, a division of The McGraw-Hill Companies,  Inc., or its successor in interest.

        Stated  Principal  Balance:  With respect to any Mortgage  Loan or related REO  Property,  at any given time,  (i) the sum of (a) the Cut-off Date Principal  Balance of the Mortgage Loan plus (b) any amount by which the Stated  Principal  Balance of the Mortgage Loan is increased  pursuant to a Servicing  Modification,  minus
(ii) the sum of (a) the  principal  portion of the Monthly  Payments due with respect to such  Mortgage Loan or
REO Property  during each Due Period ending prior to the most recent  Distribution  Date which were received or with respect to which an Advance was made,  and (b) all  Principal  Prepayments  with respect to such  Mortgage
Loan or REO  Property,  and all  Insurance  Proceeds,  Liquidation  Proceeds  and REO  Proceeds,  to the extent applied by the Master  Servicer as  recoveries  of principal in accordance  with  Section 3.14  with respect to such  Mortgage  Loan or REO  Property,  in each case which were  distributed  pursuant to  Section 4.02  on any previous  Distribution  Date, and (c) any  Realized Loss allocated to  Certificateholders  with respect thereto for any previous Distribution Date.

        Subclass:  With  respect  to the Class A-V  Certificates,  any  Subclass  thereof  issued  pursuant  to
Section 5.01(c).  Any such  Subclass  will  represent the  Uncertificated  Class A-V REMIC Regular  Interest or
Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate:  Any one of the Class M Certificates or Class B Certificates,  executed by the
Trustee and  authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate  Class  Percentage:  With  respect to any  Distribution  Date and any Class of  Subordinate
Certificates,  a fraction,  expressed as a  percentage,  the  numerator of which is the  aggregate  Certificate
Principal  Balance  of  such  Class  of  Subordinate  Certificates  immediately  prior  to  such  date  and the denominator  of which is the aggregate  Stated  Principal  Balance of all of the Mortgage Loans (or related REO
Properties) (other  than the related Discount  Fraction of each Discount  Mortgage  Loan) immediately  prior to such Distribution Date.

        Subordinate  Percentage:  As of any Distribution  Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups,  any Loan Group,  100% minus the related Senior  Percentage as of such Distribution
Date.

        Subsequent  Recoveries:  As of any Distribution  Date,  amounts received by the Master Servicer (net of any related  expenses  permitted to be  reimbursed  pursuant to  Section 3.10) or  surplus  amounts held by the
Master  Servicer to cover  estimated  expenses  (including,  but not limited to,  recoveries  in respect of the representations  and warranties  made by the related Seller pursuant to the applicable  Seller's  Agreement and assigned  to the  Trustee  pursuant  to  Section 2.04) specifically  related  to a  Mortgage  Loan that was the subject of a Cash Liquidation or an REO Disposition  prior to the related  Prepayment Period that resulted in a
Realized Loss.

        Subserviced  Mortgage Loan: Any Mortgage Loan that, at the time of reference  thereto,  is subject to a
Subservicing Agreement.

        Subservicer:  Any Person with whom the Master  Servicer has entered into a  Subservicing  Agreement and who generally  satisfied the requirements  set forth in the Program Guide in respect of the  qualification of a
Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer Advance:  Any delinquent  installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

        Subservicing  Agreement:  The written contract between the Master Servicer and any Subservicer relating to servicing and  administration  of certain Mortgage Loans as provided in Section 3.02,  generally in the form of the  servicer  contract  referred to or  contained  in the  Program  Guide or in such other form as has been approved by the Master Servicer and the Company.  With respect to Additional  Collateral  Loans  subserviced by
MLCC,  the  Subservicing  Agreement  shall also include the Addendum and  Assignment  Agreement and the Pledged
Asset  Mortgage  Servicing  Agreement.  With respect to any Pledged  Asset Loan  subserviced  by GMAC  Mortgage
Corporation,  the  Addendum  and  Assignment  Agreement,  dated as of  November  24,  1998,  between the Master
Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing  Fee: As to any Mortgage Loan, the fee payable monthly to the related  Subservicer (or, in the case of a  Nonsubserviced  Mortgage  Loan, to the Master  Servicer) in  respect of  subservicing  and other compensation  that  accrues at an annual  rate equal to the excess of the  Mortgage  Rate borne by the  related
Mortgage  Note over the rate per annum  designated  on the  Mortgage  Loan  Schedule as the "CURR NET" for such
Mortgage Loan.

        Surety:  Ambac, or its successors in interest,  or such other surety as may be identified in the Series
Supplement.

        Surety  Bond:  The Limited  Purpose  Surety Bond  (Policy No.  AB0039BE),  dated  February  28, 1996 in respect to Mortgage Loans  originated by MLCC, or the Surety Bond (Policy No.  AB0240BE),  dated March 17, 1999 in respect to Mortgage Loans  originated by Novus Financial  Corporation,  in each case issued by Ambac for the benefit of certain  beneficiaries,  including  the Trustee for the benefit of the Holders of the  Certificates, but only to the extent that such  Surety Bond covers any  Additional  Collateral  Loans,  or such other  Surety
Bond as may be identified in the Series Supplement.

        Tax Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,  U.S. Real Estate
Mortgage  Investment  Conduit Income Tax Return,  including  Schedule Q thereto,  Quarterly  Notice to Residual
Interest  Holders of REMIC  Taxable  Income or Net Loss  Allocation,  or any  successor  forms,  to be filed on behalf of any REMIC formed under the Series  Supplement and under the REMIC  Provisions,  together with any and all other  information,  reports or returns that may be required to be furnished to the  Certificateholders  or filed with the  Internal  Revenue  Service or any other  governmental  taxing  authority  under any  applicable provisions of federal, state or local tax laws.

        Transaction Party: As defined in Section 12.02(a).

        Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund:  The segregated pool of assets consisting of:

        (i)    the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

        (ii)   all  payments on and  collections  in respect of the  Mortgage  Loans due after the Cut-off Date
               (other than  Monthly  Payments due in the month of the Cut-Off  Date) as  shall be on deposit in the Custodial  Account or in the  Certificate  Account and  identified as belonging to the Trust
               Fund,  including the proceeds from the  liquidation of Additional  Collateral for any Additional
               Collateral  Loan or Pledged  Assets for any Pledged  Asset Loan,  but not  including  amounts on deposit in the Initial Monthly Payment Fund,

        (iii)  property  that  secured  a  Mortgage  Loan and that has been  acquired  for the  benefit  of the
               Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv)   the hazard insurance  policies and Primary Insurance  Policies,  if any, the Pledged Assets with respect to each  Pledged  Asset Loan,  and the  interest in the Surety Bond  transferred  to the
               Trustee pursuant to Section 2.01,

        (v)    the Initial Monthly Payment Fund, and

        (vi)   all proceeds of clauses (i) through (v) above.

        Trustee Information:  As specified in Section 12.05(a)(i)(A).

        Underwriter:  As defined in the Series Supplement.

        Uninsured  Cause:  Any  cause of  damage to  property  subject  to a  Mortgage  such that the  complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States,  a corporation,  partnership or other entity  created or organized in, or under the laws of, the United States,  provided  that, for purposes  solely of the  restrictions  on the  transfer of residual  interests,  no  partnership  or other  entity  treated as a partnership  for United States  federal  income tax purposes  shall be treated as a United States Person unless all  persons  that own an  interest  in such  partnership  either  directly or through any entity that is not a corporation  for United States federal income tax purposes are required by the applicable  operating  agreement to be United  States  Persons,  any  state  thereof,  or the  District  of  Columbia  (except  in the case of a partnership,  to the extent  provided in Treasury  regulations) or  any political  subdivision  thereof,  or an
estate  that  is  described  in   Section 7701(a)(30)(D) of   the  Code,  or  a  trust  that  is  described  in
Section 7701(a)(30)(E) of the Code.

        Voting Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any
Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02...Use of Words and Phrases.

        "Herein," "hereby,"  "hereunder,"  'hereof,"  "hereinbefore,"  "hereinafter" and other equivalent words refer to the Pooling and  Servicing  Agreement  as a whole.  All  references  herein to  Articles,  Sections or
Subsections  shall mean the  corresponding  Articles,  Sections and  Subsections  in the Pooling and  Servicing
Agreement.  The definition set forth herein include both the singular and the plural.

ARTICLE II

                                         CONVEYANCE OF MORTGAGE LOANS;
                                       ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01...Conveyance of Mortgage Loans.

(a)     The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date).  In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate
Policy (as defined in the Series Supplement), if any.  The Company, the Master Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust that is (i) a "High-Cost Home Loan"
as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a "High Cost Home
Mortgage Loan" as defined in the Massachusetts Predatory Home Practices Act effective November 7, 2004 or
(iv) a "High-Cost Home Loan" as defined in the Indiana House Enrolled Act No. 1229, effective as of January 1,
2005.

(b)     In connection with such assignment, except as set forth in Section 2.01(c) and subject to
Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage
Loan so assigned (other than a Cooperative Loan):

(i)     The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related
        Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)    The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii)   Unless the Mortgage Loan is registered on the MERS(R)System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)    The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage
        Loan is registered on the MERS(R)System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)     The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

and (II) with respect to each Cooperative Loan so assigned:

(vi)    The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related
        Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(vii)   A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(viii)  The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(ix)    The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(x)     The Security Agreement;

(xi)    Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of
        Proprietary Lease;

(xii)   Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of
        Proprietary Lease;

(xiii)  An executed assignment of the interest of the originator in the Security Agreement, Assignment of
        Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(xiv)   The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(xv)    A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the
        Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c)     The Company may, in lieu of delivering the original of the documents set forth in
Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence.
Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii), (iv), (vii),
(ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the
Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d)     Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the
Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company  shall  promptly  cause to be recorded in the  appropriate  public office for real property records the Assignment referred to in  clause (I)(iii) of  Section 2.01(b),  except (a) in states where, in the opinion of counsel  acceptable to the Master Servicer,  such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any  subsequent  transferee or any successor to or creditor of the Company or the  originator  of such  Mortgage  Loan or (b) if MERS is identified on the Mortgage or on a properly  recorded  assignment  of the Mortgage as the mortgagee of record solely as nominee for the Seller and its  successors  and  assigns,  and  shall  promptly  cause to be filed  the Form  UCC-3  assignment  and UCC-1 financing  statement  referred  to in  clause (II)(vii) and  (x),  respectively,  of  Section 2.01(b).  If  any
Assignment,  Form UCC-3 or Form UCC-1, as applicable,  is lost or returned unrecorded to the Company because of any  defect  therein,  the  Company  shall  prepare a  substitute  Assignment,  Form  UCC-3 or Form  UCC-1,  as applicable,  or cure such defect,  as the case may be, and cause such  Assignment  to be recorded in accordance with this  paragraph.  The  Company  shall  promptly  deliver or cause to be  delivered  to the  Trustee or the respective  Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable,  (or copy thereof as  permitted  by  Section 2.01(b)) with  evidence of  recording  indicated  thereon at the time  specified  in
Section 2.01(c).  In connection with its servicing of Cooperative  Loans, the Master Servicer will use its best efforts  to file  timely  continuation  statements  with  regard to each  financing  statement  and  assignment relating to Cooperative  Loans as to which the related  Cooperative  Apartment is located  outside of the State of New York.

        If the Company  delivers to the Trustee or Custodian  any Mortgage  Note or  Assignment  of Mortgage in
blank,  the Company shall,  or shall cause the Custodian to,  complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim  Certification  issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and (v) and (II)(vi) and (vii) and
that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection  with the  assignment of any Mortgage  Loan  registered on the MERS(R)System,  the Company further  agrees that it will cause,  at the  Company's  own expense,  within 30 Business Days after the Closing
Date,  the MERS(R)System to indicate that such  Mortgage  Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the  Certificateholders  by including (or deleting, in the case of Mortgage  Loans which are  repurchased  in  accordance  with this  Agreement) in  such  computer  files
(a) the  code in the field which  identifies  the  specific  Trustee and (b) the code in the field "Pool Field"
which  identifies the series of the  Certificates  issued in connection with such Mortgage  Loans.  The Company further  agrees that it will not, and will not permit the Master  Servicer to, and the Master  Servicer  agrees that it will not,  alter the codes  referenced in this  paragraph  with respect to any Mortgage Loan during the term of this  Agreement  unless and until such Mortgage  Loan is  repurchased  in accordance  with the terms of this Agreement.

(e)     Residential Funding hereby assigns to the Trustee its security interest in and to any Additional
Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional
Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans.  With respect to any Additional
Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the
Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f)     It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in
Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any
Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular
Interests by the Company to the Trustee to secure a debt or other obligation of the Company.  However, if the
Mortgage Loans and any Uncertificated REMIC Regular Interests are held to be property of the Company or of
Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated REMIC Regular Interests, then it is intended that (a) this
Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform
Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following:  (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage
Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative
Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and
Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated
REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment
Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage
Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and
(d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts  or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's  direction,  Residential Funding and the Trustee shall, to the extent consistent  with this  Agreement,  take such  reasonable  actions as may be necessary  to ensure that,  if this
Agreement  were  determined  to create a security  interest in the Mortgage  Loans,  any  Uncertificated  REMIC
Regular  Interests and the other property  described above,  such security interest would be determined to be a perfected  security  interest of first priority under  applicable law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the foregoing,  the Company shall prepare and deliver to the  Trustee  not less than 15 days prior to any filing  date and,  the  Trustee  shall  forward for filing,  or shall cause to be forwarded  for filing,  at the expense of the Company,  all filings  necessary to maintain the  effectiveness  of any original filings  necessary under the Uniform  Commercial Code as in effect in any  jurisdiction  to perfect  the  Trustee's  security  interest in or lien on the  Mortgage  Loans and any
Uncertificated  REMIC Regular  Interests,  as evidenced by an Officers'  Certificate of the Company,  including without limitation  (x) continuation  statements, and (y) such other statements as may be occasioned by (1) any change of name of  Residential  Funding,  the Company or the Trustee (such  preparation  and filing shall be at the expense of the Trustee,  if occasioned by a change in the Trustee's  name),  (2) any  change of location of the place of business or the chief executive  office of Residential  Funding or the Company,  (3) any  transfer of any  interest  of  Residential  Funding or the  Company in any  Mortgage  Loan or  (4) any  transfer  of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g)     The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund.  The
Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such
Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date.
Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC.  To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury
Regulations.

(h)     The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Company as owner of such
Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account,
(iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof.  The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee  acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based  solely  upon a receipt  or  certification  executed  by the  Custodian,  receipt  by the  respective
Custodian   as   the   duly   appointed   agent   of   the   Trustee) of   the   documents   referred   to   in
Section 2.01(b)(I)(i) and  Section 2.01(b)(II)(i),  (iii), (v), (vi) and (viii) above (except that for purposes of such  acknowledgment  only, a Mortgage Note may be endorsed in  blank) and  declares that it, or a Custodian as its agent,  holds and will hold such documents and the other  documents  constituting a part of the Mortgage
Files delivered to it, or a Custodian as its agent,  and the rights of Residential  Funding with respect to any
Pledged Assets,  Additional  Collateral and the Surety Bond assigned to the Trustee  pursuant to  Section 2.01, in trust for the use and  benefit  of all  present  and future  Certificateholders.  The  Trustee or  Custodian
(such   Custodian   being  so   obligated   under  a   Custodial   Agreement) agrees,   for  the   benefit   of
Certificateholders,  to review each Mortgage File  delivered to it pursuant to  Section 2.01(b) within  45 days
after  the  Closing  Date  to  ascertain   that  all  required   documents   (specifically   as  set  forth  in
Section 2.01(b)),  have been  executed and  received,  and that such  documents  relate to the  Mortgage  Loans identified on the Mortgage Loan  Schedule,  as  supplemented,  that have been conveyed to it, and to deliver to the  Trustee a  certificate  (the  "Interim  Certification") to  the effect that all  documents  required to be delivered pursuant to  Section 2.01(b) above  have been executed and received and that such documents relate to the Mortgage  Loans  identified on the Mortgage Loan Schedule,  except for any exceptions  listed on Schedule A attached  to such  Interim  Certification.  Upon  delivery of the  Mortgage  Files by the Company or the Master
Servicer,  the Trustee shall  acknowledge  receipt (or,  with respect to Mortgage  Loans subject to a Custodial
Agreement,  and based  solely  upon a receipt  or  certification  executed  by the  Custodian,  receipt  by the
respective   Custodian  as  the  duly  appointed  agent  of  the  Trustee) of  the  documents  referred  to  in
Section 2.01(c) above.

        If the  Custodian,  as the Trustee's  agent,  finds any document or documents  constituting a part of a
Mortgage File to be missing or  defective,  the Trustee  shall  promptly so notify the Master  Servicer and the
Company.  Pursuant to Section 2.3 of the Custodial  Agreement,  the Custodian will notify the Master  Servicer, the Company and the Trustee of any such  omission or defect  found by it in respect of any  Mortgage  File held by it in respect of the items  reviewed by it pursuant to the Custodial  Agreement.  If such omission or defect materially and adversely  affects the interests of the  Certificateholders,  the Master Servicer shall promptly notify  Residential  Funding of such omission or defect and request that  Residential  Funding  correct or cure such  omission or defect  within 60 days from the date the Master  Servicer  was  notified of such  omission or defect and, if  Residential  Funding does not correct or cure such omission or defect  within such period,  the
Master  Servicer  shall require  Residential  Funding to purchase such Mortgage Loan from the Trust Fund at its
Purchase  Price  within 90 days from the date the Master  Servicer  was  notified  of such  omission or defect;
provided that if the omission or defect would cause the Mortgage  Loan to be other than a "qualified  mortgage"
as defined in  Section 860G(a)(3) of  the Code, any such cure or repurchase  must occur within 90 days from the date such breach was  discovered.  The  Purchase  Price for any such  Mortgage  Loan shall be  deposited by the
Master Servicer in the Custodial  Account  maintained by it pursuant to  Section 3.07  and, upon receipt by the
Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Trustee or any Custodian,
as the case may be,  shall  release to  Residential  Funding the related  Mortgage  File and the Trustee  shall execute and deliver such instruments of transfer or assignment  prepared by the Master  Servicer,  in each case without  recourse,  as shall be necessary  to vest in  Residential  Funding or its  designee any Mortgage  Loan released  pursuant  hereto  and  thereafter  such  Mortgage  Loan  shall not be part of the Trust  Fund.  It is understood and agreed that the  obligation of  Residential  Funding to so cure or purchase any Mortgage Loan as to which a material and adverse  defect in or omission of a constituent  document  exists shall  constitute the sole remedy  respecting  such defect or omission  available to  Certificateholders  or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants of the Master Servicer and the Company.

(a)     The Master Servicer hereby represents and warrants to the Trustee for the benefit of the
Certificateholders that:

(i)     The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)    The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)   This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv)    The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v)     No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the
        Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)    The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)   No information, certificate of an officer, statement furnished in writing or report delivered to the
        Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii)  The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements
        will comply with the provisions of Section 3.02; and

(ix)    The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

        It  is  understood   and  agreed  that  the   representations   and   warranties   set  forth  in  this
        Section 2.03(a) shall  survive  delivery  of  the  respective  Mortgage  Files  to the  Trustee  or any
        Custodian.

        Upon discovery by either the Company, the Master Servicer,  the Trustee or any Custodian of a breach of any  representation  or warranty set forth in this  Section 2.03(a) which  materially and adversely affects the interests of the  Certificateholders  in any Mortgage Loan, the party discovering such breach shall give prompt written  notice to the other parties (any Custodian  being so obligated  under a Custodial  Agreement).  Within
90 days of its discovery or its receipt of notice of such breach,  the Master  Servicer  shall either  (i) cure such breach in all  material  respects  or (ii) to  the extent  that such breach is with  respect to a Mortgage
Loan or a related  document,  purchase such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02;  provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3) of  the Code,  any such cure or repurchase must occur within 90 days from the date such breach was  discovered.  The obligation of the Master  Servicer to cure such breach or to so purchase such Mortgage Loan shall  constitute  the sole remedy in respect of a breach of a representation and warranty set forth in this  Section 2.03(a) available  to the Certificateholders or the
Trustee on behalf of the Certificateholders.

(b)     Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the
Series Supplement.

Section 2.04.  Representations and Warranties of Residential Funding.

        The Company, as assignee of Residential Funding under the Assignment  Agreement,  hereby assigns to the
Trustee  for the  benefit  of  Certificateholders  all of its  right,  title and  interest  in  respect  of the
Assignment  Agreement (to the extent assigned to the Company  pursuant to the Assignment  Agreement) applicable to a Mortgage Loan.  Insofar as the Assignment  Agreement  relates to the  representations  and warranties made by  Residential  Funding or the  related  Seller in respect of such  Mortgage  Loan and any  remedies  provided thereunder  for any breach of such  representations  and  warranties,  such right,  title and  interest  may be enforced by the Master  Servicer on behalf of the Trustee and the  Certificateholders.  Upon the  discovery  by the Company,  the Master Servicer,  the Trustee or any Custodian of a breach of any of the  representations and warranties made in the Assignment  Agreement (which,  for purposes hereof,  will be deemed to include any other cause giving rise to a repurchase  obligation under the Assignment  Agreement) in  respect of any Mortgage Loan which  materially  and adversely  affects the interests of the  Certificateholders  in such Mortgage  Loan, the party  discovering  such breach shall give prompt written  notice to the other parties (any Custodian  being so obligated  under a Custodial  Agreement).  The Master  Servicer shall promptly  notify  Residential  Funding of such breach and request that  Residential  Funding either (i) cure such breach in all material  respects within
90 days from the date the Master  Servicer  was notified of such breach or  (ii) purchase  such  Mortgage  Loan from the  Trust  Fund at the  Purchase  Price  and in the  manner  set  forth in  Section 2.02;  provided  that
Residential  Funding  shall have the option to  substitute a Qualified  Substitute  Mortgage  Loan or Loans for
such Mortgage Loan if such  substitution  occurs within two years following the Closing Date;  provided that if
the  breach  would  cause  the  Mortgage  Loan  to  be  other  than  a  "qualified   mortgage"  as  defined  in
Section 860G(a)(3) of  the Code, any such cure,  repurchase or substitution  must occur within 90 days from the date the breach was discovered.  If the breach of representation  and warranty that gave rise to the obligation to  repurchase  or  substitute  a Mortgage  Loan  pursuant to  Section 4 of the  Assignment  Agreement  was the
representation and warranty set forth in  clause (xxxi) of  Section 4  thereof,  then the Master Servicer shall request  that  Residential  Funding pay to the Trust Fund,  concurrently  with and in addition to the  remedies provided in the  preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted  from such breach,  or if incurred and paid by the Trust Fund thereafter,  concurrently with such payment.  In the event that Residential
Funding  elects to  substitute  a  Qualified  Substitute  Mortgage  Loan or Loans for a Deleted  Mortgage  Loan
pursuant  to this  Section 2.04,  Residential  Funding  shall  deliver to the  Trustee  for the  benefit of the
Certificateholders  with respect to such Qualified  Substitute  Mortgage Loan or Loans,  the original  Mortgage
Note,  the Mortgage,  an Assignment of the Mortgage in recordable  form if required  pursuant to  Section 2.01, and such other  documents and  agreements as are required by  Section 2.01,  with the Mortgage Note endorsed as required by  Section 2.01.  No  substitution  will be made in any calendar month after the  Determination  Date for such month.  Monthly  Payments  due with  respect to Qualified  Substitute  Mortgage  Loans in the month of substitution  shall not be part of the Trust Fund and will be retained by the Master  Servicer  and remitted by the  Master  Servicer  to  Residential  Funding  on the next  succeeding  Distribution  Date.  For the month of substitution,  distributions  to the  Certificateholders  will  include  the  Monthly  Payment due on a Deleted
Mortgage  Loan for such month and  thereafter  Residential  Funding  shall be  entitled  to retain all  amounts received in respect of such Deleted  Mortgage Loan. The Master  Servicer shall amend or cause to be amended the
Mortgage  Loan  Schedule,  and, if the Deleted  Mortgage  Loan was a Discount  Mortgage  Loan,  the Schedule of
Discount Fractions,  for the benefit of the  Certificateholders to reflect the removal of such Deleted Mortgage
Loan and the  substitution  of the Qualified  Substitute  Mortgage Loan or Loans and the Master  Servicer shall deliver the amended  Mortgage Loan Schedule,  and, if the Deleted  Mortgage Loan was a Discount  Mortgage Loan,
the amended Schedule of Discount Fractions,  to the Trustee.  Upon such substitution,  the Qualified Substitute
Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related  Subservicing  Agreement in all respects,  Residential  Funding shall be deemed to have made the  representations  and  warranties  with respect to the  Qualified  Substitute  Mortgage Loan  contained in the related  Assignment  Agreement,  and the
Company  and the  Master  Servicer  shall be  deemed  to have made with  respect  to any  Qualified  Substitute
Mortgage Loan or Loans,  as of the date of  substitution,  the  covenants,  representations  and warranties set forth in this  Section 2.04,  in  Section 2.03  hereof and in Section 4 of the  Assignment  Agreement,  and the
Master  Servicer shall be obligated to repurchase or substitute for any Qualified  Substitute  Mortgage Loan as to which a Repurchase  Event (as defined in the  Assignment  Agreement) has  occurred  pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified  Substitute Mortgage Loans for one or more
Deleted  Mortgage  Loans,  the Master  Servicer  will  determine  the amount (if  any) by  which the  aggregate principal balance of all such Qualified  Substitute  Mortgage Loans as of the date of substitution is less than the aggregate  Stated Principal  Balance of all such Deleted Mortgage Loans (in each case after  application of the principal  portion of the Monthly  Payments due in the month of substitution  that are to be distributed to the  Certificateholders  in the month of  substitution).  Residential  Funding shall deposit the amount of such shortfall  into  the  Custodial  Account  on the  day of  substitution,  without  any  reimbursement  therefor.
Residential  Funding  shall  give  notice in  writing  to the  Trustee of such  event,  which  notice  shall be
accompanied  by  an  Officers'   Certificate  as  to  the   calculation  of  such  shortfall  and  (subject  to
Section 10.01(f)) by  an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund,  including  without  limitation,  any  federal tax imposed on  "prohibited transactions"  under  Section 860F(a)(1) of  the  Code or on  "contributions  after  the  startup  date"  under
Section 860G(d)(1) of  the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any
Certificate is outstanding.

        It is understood and agreed that the obligation of Residential  Funding to cure such breach or purchase or to substitute  for, a such  Mortgage  Loan as to which such a breach has occurred and is  continuing  and to make any  additional  payments  required  under the  Assignment  Agreement in  connection  with a breach of the representation and warranty in  clause (xxxi) of  Section 4 thereof shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of  Certificateholders.  If the Master
Servicer is  Residential  Funding,  then the  Trustee  shall also have the right to give the  notification  and require the  purchase or  substitution  provided for in the second  preceding  paragraph in the event of such a breach  of a  representation  or  warranty  made  by  Residential  Funding  in  the  Assignment  Agreement.  In
connection  with the  purchase of or  substitution  for any such  Mortgage  Loan by  Residential  Funding,  the
Trustee shall assign to Residential  Funding all of the Trustee's  right,  title and interest in respect of the
Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in
                      REMIC I.

        As provided in Section 2.05 of the Series Supplement.

Section 2.06.  Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

        As provided in Section 2.06 of the Series Supplement.

Section 2.07.  Issuance of Certificates Evidencing Interests in REMIC II.

        As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)     to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c)     to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)     subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

        The trust is hereby authorized to engage in the foregoing  activities.  Notwithstanding  the provisions of  Section 11.01,  the trust shall not engage in any activity  other than in connection  with the foregoing or other than as required or authorized by the terms of this Agreement while any  Certificate is outstanding,  and this Section 2.08 may not be amended,  without the consent of the  Certificateholders  evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                                         ADMINISTRATION AND SERVICING
                                               OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a)     The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans , following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and in the case of the Mortgage Loans being subserviced by Wells Fargo, if any, such procedures that comply with applicable federal, state and local law and that are in accordance with accepted mortgage servicing practices of prudent mortgage lending institutions which service loans of the same type as the Mortgage Loans in the jurisdiction in which the related Mortgaged Property is located, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration.  Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master
Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R)System, or cause the removal from the registration of any Mortgage Loan on the
MERS(R)System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.  Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the
MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master
Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans.  The
Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer
shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.
In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of
the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b)     All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage
Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c)     The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers'
                      and Sellers' Obligations.

(a)     The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing
Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans.
Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related
Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest.
Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the
Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer.  Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the
Master Servicer and the Subservicer have agreed.  A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E.  With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related
Subservicing Agreement.  The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master
Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this
Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the
Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master
Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)     As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to such obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a
Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.  The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related
Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.  For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master  Servicer  shall be entitled  to  terminate  any  Subservicing  Agreement  that may exist in accordance  with the terms and conditions of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination of any Subservicing  Agreement by the
Master Servicer or the  Subservicer,  the Master Servicer shall either act as servicer of the related  Mortgage
Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  If the Master  Servicer or any Affiliate of Residential  Funding acts as servicer,  it will not assume  liability for the  representations  and warranties of the  Subservicer  which it replaces.  If the Master  Servicer  enters into a  Subservicing  Agreement  with a successor  Subservicer,  the
Master  Servicer  shall use  reasonable  efforts to have the  successor  Subservicer  assume  liability for the representations  and  warranties  made by the terminated  Subservicer in respect of the related  Mortgage Loans and,  in the event of any such  assumption  by the  successor  Subservicer,  the Master  Servicer  may,  in the exercise of its business judgment,  release the terminated  Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding  any  Subservicing  Agreement,  any of the  provisions  of this  Agreement  relating to agreements or  arrangements  between the Master Servicer or a Subservicer or reference to actions taken through a  Subservicer  or  otherwise,  the Master  Servicer  shall remain  obligated and liable to the Trustee and the
Certificateholders  for  the  servicing  and  administering  of the  Mortgage  Loans  in  accordance  with  the provisions of Section 3.01  without  diminution of such obligation or liability by virtue of such  Subservicing
Agreements or  arrangements  or by virtue of  indemnification  from the  Subservicer  or the Company and to the same  extent and under the same  terms and  conditions  as if the Master  Servicer  alone  were  servicing  and administering  the Mortgage  Loans.  The Master  Servicer  shall be entitled to enter into any agreement with a
Subservicer  or Seller for  indemnification  of the Master  Servicer and nothing  contained  in this  Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing  Agreement that may be entered into and any other transactions or services relating to the Mortgage  Loans  involving a Subservicer  in its capacity as such and not as an originator  shall be deemed to be between the Subservicer and the Master  Servicer alone and the Trustee and the  Certificateholders  shall not be deemed  parties  thereto  and shall have no claims,  rights,  obligations,  duties or  liabilities  with respect  to the  Subservicer  in its  capacity  as such  except as set  forth in  Section 3.06.  The  foregoing provision  shall  not in any  way  limit  a  Subservicer's  obligation  to cure an  omission  or  defect  or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into.  The
Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the
Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing
Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing
Agreement.

(b)     The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the
Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)     The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this
Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage.  Notwithstanding anything in this Section to the contrary, the Master Servicer or any Subservicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law.  In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated
Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage
Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-Off Date, but not less than the sum of the rates at which the Servicing Fee and the
Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the
Certificate Insurer, if any, accrues, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any
Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage
Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating
Agencies and the Certificate Insurer, if any.  In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such
Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by
Subservicers that have been approved by the Master Servicer for such purpose.  In connection with any
Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the
Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the
Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b)     The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage
Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i)     All payments on account of principal, including Principal Prepayments made by Mortgagors on the
        Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii)    All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including
        Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)   Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the
        Subservicer);

(iv)    All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute
        Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)     Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi)    All amounts transferred from the Certificate Account to the Custodial Account in accordance with
        Section 4.02(a);

(vii)   Any amounts realized by the Subservicer and received by the Master Servicer in respect of any
        Additional Collateral; and

(viii)  Any amounts received by the Master Servicer in respect of Pledged Assets.

        The  foregoing  requirements  for  deposit  in the  Custodial  Account  shall  be  exclusive,  it being understood and agreed that,  without  limiting the generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting  of  payments  in respect of  principal  and  interest on the
Mortgage  Loans due on or before the Cut-off  Date) and  payments or  collections  in the nature of  prepayment charges or late payment  charges or  assumption  fees may but need not be  deposited by the Master  Servicer in the  Custodial  Account.  In the event any amount not required to be deposited in the  Custodial  Account is so deposited,  the Master Servicer may at any time withdraw such amount from the Custodial Account,  any provision herein to the contrary  notwithstanding.  The  Custodial  Account may contain  funds that belong to one or more trust  funds  created for  mortgage  pass-through  certificates  of other  series and may  contain  other funds respecting  payments on mortgage loans  belonging to the Master  Servicer or serviced or master  serviced by it on behalf of others.  Notwithstanding  such  commingling of funds,  the Master Servicer shall keep records that accurately  reflect the funds on deposit in the  Custodial  Account  that have been  identified  by it as being attributable to the Mortgage Loans.

        With  respect to  Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds  and the  proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03,  2.04 and 4.07 received in any calendar  month, the Master  Servicer may elect to treat such amounts as included in the Available  Distribution  Amount for the
Distribution  Date in the month of receipt,  but is not  obligated to do so. If the Master  Servicer so elects, such  amounts  will be deemed to have been  received  (and any  related  Realized  Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)     The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial
Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted
Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the
Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d)     The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an
Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency.  The Subservicer will be required thereby to deposit into the
Subservicing Account on a daily basis , or with respect to the Mortgage Loans, subserviced by Wells Fargo, if any, within two (2) Business Days of receipt, all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the
Subservicing Agreement.  If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees.  On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the
Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing
Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer.  This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise.  All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b)     The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master
Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net
Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage
Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related
Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month.  Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)     In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any
Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the
Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums,
Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors.
Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a
Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance
Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with
Section 9.01 or in accordance with the Program Guide.  As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the
Mortgagors interest on funds in this account to the extent required by law.

(d)     The Master Servicer shall advance the payments referred to in the preceding subSection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the
Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and Information Regarding the Mortgage Loans.

        If compliance  with this  Section 3.09  shall make any Class of  Certificates  legal for  investment by federally insured savings and loan associations,  the Master Servicer shall provide,  or cause the Subservicers to  provide,  to the  Trustee,  the Office of Thrift  Supervision  or the FDIC and the  supervisory  agents and examiners thereof access to the documentation  regarding the Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such  access  being  afforded  without  charge but only upon  reasonable request  and  during  normal  business  hours at the  offices  designated  by the Master  Servicer.  The Master
Servicer shall permit such  representatives  to photocopy any such  documentation  and shall provide  equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial
Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)     to make deposits into the Certificate Account in the amounts and in the manner provided for in
        Section 4.01;

(ii)    to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing
        Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds,
        Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to
        Section 2.02, 2.03, 2.04, 4.07 or 9.01) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to
        Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of
        Servicing Advances;

(iii)   to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv)    to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by
        Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the
        Certificateholders;

(vi)    to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate
        Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)   to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the
        manner and to the extent provided in subSection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master
        Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the  Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a
        prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii)  to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's
        Agreement;

(ix)    to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)     to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07; and

(xi)    to reimburse or pay any Subservicer any such amounts as are due thereto under the applicable
        Subservicing Agreement and have not been retained by or paid to the Subservicer, to the extent provided in the related Subservicing Agreement.

(b)     Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master
Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)     The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any
Certificate Account Deposit Date succeeding the date of such determination.  Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section 4.04 on any such Certificate
Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance Policies; Collections Thereunder.

(a)     The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the
Master Servicer or Subservicer, would have been covered thereunder.  To the extent coverage is available, the
Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the
Company had knowledge of such Primary Insurance Policy.  The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal
Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related
Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value
Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date.  In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value
Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price.  The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such
Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement
Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the
Certificates as of the Closing Date by such Rating Agency.

(b)     In connection with its activities as administrator and servicer of the Mortgage Loans, the Master
Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary
Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance
Policies respecting defaulted Mortgage Loans.  Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial
Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)     The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative
Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing
Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained.  The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative
Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit.  Such costs shall be recoverable by the Master
Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds
to the extent permitted by Section 3.10.  It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a
Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master  Servicer  shall  obtain and  maintain a blanket  fire  insurance  policy  with  extended coverage  insuring against hazard losses on all of the Mortgage Loans, it shall  conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this  Section 3.12(a),  it being understood and agreed  that such policy may contain a  deductible  clause,  in which case the Master  Servicer  shall,  in the event that there shall not have been maintained on the related  Mortgaged  Property a policy complying with the first sentence of this  Section 3.12(a) and  there shall have been a loss which would have been covered by such policy,  deposit in the Certificate  Account the amount not otherwise  payable under the blanket policy because of such deductible  clause.  Any such deposit by the Master  Servicer shall be made on the Certificate  Account
Deposit  Date next  preceding  the  Distribution  Date which occurs in the month  following  the month in which payments  under any such policy would have been  deposited in the Custodial  Account.  In  connection  with its activities as  administrator  and servicer of the Mortgage Loans,  the Master  Servicer  agrees to present,  on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

The Master  Servicer shall obtain and maintain at its own expense and keep in full force and effect  throughout the term of this Agreement a blanket  fidelity bond and an errors and omissions  insurance  policy covering the
Master  Servicer's  officers  and  employees  and other  persons  acting on behalf of the  Master  Servicer  in connection  with its  activities  under this  Agreement.  The amount of coverage shall be at least equal to the coverage  that would be required  by Fannie Mae or Freddie  Mac,  whichever  is  greater,  with  respect to the
Master  Servicer if the Master Servicer were servicing and  administering  the Mortgage Loans for Fannie Mae or
Freddie  Mac.  In the event that any such bond or policy  ceases to be in effect,  the  Master  Servicer  shall obtain a  comparable  replacement  bond or policy  from an issuer or insurer,  as the case may be,  meeting the requirements,  if any, of the Program  Guide and  acceptable  to the Company.  Coverage of the Master  Servicer
under a policy or bond obtained by an Affiliate of the Master  Servicer and providing the coverage  required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a)     When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the
extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage
Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance
Policy.  Notwithstanding the foregoing:

(i)     the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii)    if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in
Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or
Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and
(B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the
Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or
(ii) constitute "contributions" after the start-up date under the REMIC Provisions.  The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage
Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the
Mortgage Loan.  Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan.  Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)     The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any
REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions"
after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master
Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d)     Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master
Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage
Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the
Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following:  (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage
Loan.  Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master
Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO
Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07.  Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07.  In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide, as applicable; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement.  The
Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance
Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this
Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to
Section 3.10.

        In addition to the  foregoing,  the Master  Servicer shall use its best  reasonable  efforts to realize upon any  Additional  Collateral  for such of the  Additional  Collateral  Loans as come into and  continue  in default  and as to  which no  satisfactory  arrangements  can be made for  collection  of  delinquent  payments pursuant to Section 3.07;  provided that the Master Servicer shall not, on behalf of the Trustee,  obtain title to any such  Additional  Collateral  as a result of or in lieu of the  disposition  thereof or  otherwise;  and provided  further that (i) the Master Servicer shall not proceed with respect to such Additional  Collateral in any manner that would  impair the  ability to recover  against the related  Mortgaged  Property,  and  (ii) the
Master  Servicer  shall proceed with any REO  Acquisition  in a manner that  preserves the ability to apply the proceeds of such Additional  Collateral  against  amounts owed under the defaulted  Mortgage Loan. Any proceeds realized  from such  Additional  Collateral  (other than amounts to be released to the Mortgagor or the related guarantor in accordance  with  procedures that the Master Servicer would follow in servicing loans held for its own account,  subject to the terms and  conditions  of the related  Mortgage and Mortgage Note and to the terms and  conditions of any security  agreement,  guarantee  agreement,  mortgage or other  agreement  governing the disposition  of the  proceeds of such  Additional  Collateral) shall  be deposited  in the  Custodial  Account, subject to withdrawal  pursuant to  Section 3.10.  Any other payment received by the Master Servicer in respect of such Additional  Collateral  shall be deposited in the Custodial  Account subject to withdrawal  pursuant to
Section 3.10.

        For so long as the Master  Servicer is the Master  Servicer under the Credit  Support Pledge  Agreement and any of the Mortgage  Loans and Pledged  Asset Loans,  the Master  Servicer  shall  perform its  obligations under the Credit  Support  Pledge  Agreement in accordance  with such  agreement and in a manner that is in the best interests of the  Certificateholders.  Further,  the Master Servicer shall use its best reasonable efforts to realize  upon any Pledged  Assets for such of the Pledged  Asset Loans as come into and  continue in default and as to which no  satisfactory  arrangements  can be made for collection of delinquent  payments  pursuant to
Section 3.07;  provided that the Master Servicer shall not, on behalf of the Trustee,  obtain title to any such
Pledged Assets as a result of or in lieu of the  disposition  thereof or otherwise;  and provided  further that
(i) the  Master  Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover  against the related  Mortgaged  Property,  and (ii) the  Master  Servicer shall proceed with any REO  Acquisition  in a manner that  preserves the ability to apply the proceeds of such Pledged Assets against  amounts owed under the  defaulted  Mortgage  Loan.  Any  proceeds  realized  from such Pledged  Assets
(other than amounts to be released to the  Mortgagor or the related  guarantor in  accordance  with  procedures that the Master  Servicer  would follow in servicing  loans held for its own account,  subject to the terms and conditions  of the  related  Mortgage  and  Mortgage  Note and to the  terms  and  conditions  of any  security agreement,  guarantee agreement,  mortgage or other agreement governing the disposition of the proceeds of such
Pledged  Assets) shall be deposited in the Custodial Account,  subject to withdrawal  pursuant to Section 3.10.
Any other payment  received by the Master  Servicer in respect of such Pledged Assets shall be deposited in the
Custodial Account subject to withdrawal pursuant to Section 3.10.

        Concurrently  with the foregoing,  the Master Servicer may pursue any remedies that may be available in connection  with a  breach  of a  representation  and  warranty  with  respect  to any  such  Mortgage  Loan in accordance  with Sections  2.03 and 2.04.  However,  the Master  Servicer is not required to continue to pursue both  foreclosure  (or similar  remedies) with  respect to the Mortgage Loans and remedies in connection with a breach of a  representation  and warranty if the Master Servicer  determines in its reasonable  discretion that one such remedy is more likely to result in a greater  recovery as to the Mortgage  Loan.  Upon the  occurrence of a Cash  Liquidation  or REO  Disposition,  following the deposit in the  Custodial  Account of all Insurance
Proceeds,  Liquidation  Proceeds  and other  payments and  recoveries  referred to in the  definition  of "Cash
Liquidation" or "REO Disposition," as applicable,  upon receipt by the Trustee of written  notification of such deposit signed by a Servicing Officer,  the Trustee or any Custodian,  as the case may be, shall release to the
Master  Servicer  the related  Mortgage  File and the Trustee  shall  execute and deliver such  instruments  of transfer or assignment  prepared by the Master Servicer,  in each case without recourse,  as shall be necessary to vest in the Master Servicer or its designee,  as the case may be, the related  Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding  the foregoing or any other  provision of this Agreement,  in the Master  Servicer's  sole  discretion with respect to any defaulted  Mortgage Loan or
REO  Property as to either of the  following  provisions,  (i) a Cash  Liquidation  or REO  Disposition  may be
deemed to have  occurred  if  substantially  all  amounts  expected  by the Master  Servicer  to be received in connection with the related defaulted  Mortgage Loan or REO Property have been received,  and (ii) for purposes of  determining  the  amount  of any  Liquidation  Proceeds,  Insurance  Proceeds,  REO  Proceeds  or any other unscheduled  collections or the amount of any Realized Loss, the Master  Servicer may take into account minimal amounts of  additional  receipts  expected to be  received or any  estimated  additional  liquidation  expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)     If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders.  Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold.  Consistent with the foregoing for purposes of all calculations hereunder so long as such REO
Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)     If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such
REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state
(including any state in which such property is located) law to maintain the status of any portion of any
REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust
Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the
Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the
Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such
Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no
REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such
REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the
Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master
Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)     The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery (other than Subsequent Recoveries) resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii) and, in the case of Wells Fargo as a  Subservicer, if applicable, to reimburse such
Subservicer for any Subservicing Fees payable therefrom; second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage
Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the
Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all
Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation);
and fifth, to Foreclosure Profits.

(e)     In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States
Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together,
"foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a)     Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the
Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File.  Within two Business Days of
receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer.  The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R)System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release.  No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the
Custodial Account or the Certificate Account.

(b)     From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master
Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the
Mortgage Loan under any Required Insurance Policy.  Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The
Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the
Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the
Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.  In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related
Liquidation Proceeds in the Custodial Account.

(c)     The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master
Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity.  Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any
Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a)     The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below.  The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis.  In the event that Liquidation Proceeds, Insurance
Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net
Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master
Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any
Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)     Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c)     The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance
Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

(d)     The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master
Servicer under this Agreement.

(e)     Notwithstanding any other provision herein, the amount of servicing compensation that the Master
Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution
Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such
Distribution Date.  Such reduction shall be applied during such period as follows:  first, to any Servicing
Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii) and second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate
Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively.  In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to
Section 3.10(a)(iii) and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than  fifteen days after it receives a written  request from the Trustee or the Company,  the
Master  Servicer  shall forward to the Trustee and the Company a statement,  certified by a Servicing  Officer, setting forth the status of the Custodial  Account as of the close of business on such  Distribution Date as it relates  to the  Mortgage  Loans and  showing,  for the period  covered by such  statement,  the  aggregate  of deposits in or  withdrawals  from the Custodial  Account in respect of the Mortgage  Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company,  the Trustee and any Certificate  Insurer on or before the earlier of (a) March 31 of each year or (b) with  respect to any calendar  year during which the  Company's annual  report on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the rules and regulations  of the  Commission,  the date on which the annual  report on Form 10-K is  required to be filed in accordance  with the  Exchange  Act and the rules and  regulations  of the  Commission,  a servicer  compliance certificate,  signed  by an  authorized  officer  of the  Master  Servicer,  as  described  in  Items  1122(a),
1122(b) and 1123 of Regulation AB, to the effect that:

        (i)    A review of the Master Servicer's  activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

        (ii)   To the  best of such  officer's  knowledge,  based  on such  review,  the  Master  Servicer  has fulfilled  all of its  obligations  under this  Agreement in all material  respects  throughout  the  reporting period or, if there has been a failure to fulfill  any such  obligation  in any  material  respect,  specifying each such failure known to such officer and the nature and status thereof.

        The  Master  Servicer  shall use  commercially  reasonable  efforts  to obtain  from all other  parties participating in the servicing  function any additional  certifications  required under Item 1123 of Regulation
AB to the extent  required  to be  included  in a Report on Form  10-K;  provided,  however,  that a failure to obtain such  certifications  shall not be a breach of the Master  Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year or (b) with  respect to any calendar  year during which the  Company's  annual  report on Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and regulations of the  Commission,  the date on which the annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations of the  Commission,  the Master
Servicer at its expense shall cause a firm of  independent  public  accountants,  which shall be members of the
American Institute of Certified Public  Accountants,  to furnish to the Company and the Trustee the attestation required under Item 1122(b) of  Regulation AB. In rendering such  statement,  such firm may rely, as to matters relating  to  the  direct  servicing  of  mortgage  loans  by  Subservicers,  upon  comparable  statements  for
examinations   conducted  by  independent  public  accountants   substantially  in  accordance  with  standards
established  by the American  Institute  of  Certified  Public  Accountants  (rendered  within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master  Servicer shall afford the Company,  upon  reasonable  notice,  during normal business hours access to all records  maintained  by the Master  Servicer in respect of its rights and  obligations  hereunder and access to officers of the Master  Servicer  responsible  for such  obligations.  Upon  request,  the Master
Servicer  shall furnish the Company with its most recent  financial  statements  and such other  information as the  Master  Servicer  possesses  regarding  its  business,  affairs,  property  and  condition,  financial  or otherwise.  The Master Servicer shall also cooperate with all reasonable  requests for  information  including, but not  limited  to,  notices,  tapes  and  copies of  files,  regarding  itself,  the  Mortgage  Loans or the
Certificates  from any Person or Persons  identified by the Company or  Residential  Funding.  The Company may,
but is not  obligated  to,  enforce  the  obligations  of the Master  Servicer  hereunder  and may,  but is not obligated  to,  perform,  or cause a designee to  perform,  any  defaulted  obligation  of the Master  Servicer hereunder or exercise the rights of the Master  Servicer  hereunder;  provided that the Master  Servicer  shall not be  relieved  of any of its  obligations  hereunder  by virtue of such  performance  by the  Company or its designee.  The Company shall not have any  responsibility  or liability for any action or failure to act by the
Master  Servicer and is not obligated to supervise the  performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds.

(a)     With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due
Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b)     If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the
"Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown
Account in accordance with the related buydown agreement.  The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan.  If the Mortgagor on a Buydown Mortgage Loan defaults on such
Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance
Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such
Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the
Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default.  Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.  Advance Facility.

(a)     The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another
Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any
Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or
Servicing Advances required to be made by the Master Servicer pursuant to this Agreement.  No consent of the
Company, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility.  Notwithstanding the existence of any Advance Facility under which an
Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the
Master Servicer  shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement.  If the Master Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including
Nonrecoverable Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable
Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts,
"Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the
Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such
Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian
(an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.22(b).  Notwithstanding the foregoing, if so required pursuant to the terms of the Advance
Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence.  An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or
Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this
Agreement.  Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to
Certificateholders.

(b)     If the Master Servicer enters into an Advance Facility and makes the election set forth in
Section 3.22(a), the Master Servicer and the related Advancing Person shall deliver to the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement
Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility
Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master
Servicer and the related Advancing Person (and any related Advance Facility Trustee).

(c)     Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no
Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement.  Neither the Company nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Company or the Trustee have any responsibility to track or monitor the administration of the Advance Facility and the Company shall not have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related
Advancing Person or Advance Facility Trustee. The Master Servicer shall maintain and provide to any Successor
Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person.  The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d)     Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments, certificates, and other documents provided by the Master Servicer and reasonably satisfactory to the Trustee recognizing the interests of any Advancing Person or Advance Facility Trustee in
such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22, and such other documents in connection with such Advance Facility as may be reasonably requested from time to time by any Advancing Person or Advance Facility Trustee and reasonably satisfactory to the Trustee.

(e)     Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a
"first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

(i)     Any successor Master Servicer to Residential Funding (a "Successor Master Servicer") and the Advancing
        Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.22(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance
        Facility Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the
        Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor
        Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage
        Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing
        Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance
        Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are
        Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer
        pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made.  In the event that, as a result of the FIFO allocation made pursuant to this Section 3.22(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the
        Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount.  Without limiting the generality of the foregoing, Residential
        Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for
        all Advances and Servicing Advances funded by Residential Funding to the extent the related
        Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility
        Trustee.  The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the
        Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

(ii)    By way of illustration, and not by way of limiting the generality of the foregoing, if the Master
        Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance
        Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation
        Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance
        Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or
        Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement.
        To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the
        Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

(f)     The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

(g)     Any amendment to this Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor Master Servicer, may be entered into by the
Trustee, the Company and the Master Servicer without the consent of any Certificateholder, with written confirmation from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, and an opinion of counsel as required by Section 11.01(c) notwithstanding anything to the contrary in
Section 11.01 of or elsewhere in this Agreement.

(h)     Any rights of set-off that the Trust Fund, the Trustee, the Company, any Successor Master Servicer or
any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

(i)     At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received
Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the
Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related
Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

(j)     After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV

                                        PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a)     The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New
York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07 and (iv) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b)     The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such
Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution
Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity.  Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

Section 4.02.  Distributions.

        As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)     Concurrently with each distribution charged to the Certificate Account and with respect to each
Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number.  The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail.  The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification.  In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.  Also, at the request of a
Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage
Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b)     Within a reasonable period of time after it receives a written request from a Holder of a Certificate, other than a Class R Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses
(v) and (vi) of the exhibit to the Series Supplement referred to in subSection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)     Within a reasonable period of time after it receives a written request from any Holder of a Class R
Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a
Class R Certificate.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d)     Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)     The Master Servicer shall, on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the
Exchange Act, and the rules and regulations of the Commission thereunder including, without limitation, reports on Form 10-K, Form 10-D and Form 8-K.  In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by a Responsible Officer of the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the
Certificateholders at the request of the Company or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the Series Supplement.
Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

(f)     Any Form 10-K filed with the Commission in connection with this Section 4.03 shall include, with respect to the Certificates relating to such 10-K:

(i)     A certification, signed by the senior officer in charge of the servicing functions of the Master
        Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

(ii)    A report regarding its assessment of compliance during the preceding calendar year with all applicable servicing criteria set forth in relevant Commission regulations with respect to mortgage-backed securities transactions taken as a whole involving the Master Servicer that are backed by the same types of assets as those backing the certificates, as well as similar reports on assessment of compliance received from other parties participating in the servicing function as required by relevant
        Commission regulations, as described in Item 1122(a) of Regulation AB.  The Master Servicer shall obtain from all other parties participating in the servicing function any required assessments.

(iii)   With respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations, as described in Regulation 1122(b) of Regulation AB and
        Section 3.19

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)     In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

(h)     This Section 4.03 may be amended in accordance with this Agreement without the consent of the
Certificateholders.

(i)     The Trustee shall make available on the Trustee's internet website each of the reports filed with the
Commission by or on behalf of the Company under the Exchange Act upon delivery of such reports to the Trustee.

Section 4.04.  Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

(a)     Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders and any Certificate Insurer by the Master Servicer on request) setting forth
(i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial
Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit
Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)     On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the
Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related
Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments
(with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related
Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the
Mortgagor pursuant to the Relief Act, on the Outstanding Mortgage Loans as of the related Due Date, which
Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for
Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance.  Any portion of the Amount Held for Future
Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate
Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date.  The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this
Section 4.04.  The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due
Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time.  Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The  determination  by the  Master  Servicer  that it has  made a  Nonrecoverable  Advance  or that any proposed  Advance,  if made,  would  constitute a  Nonrecoverable  Advance,  shall be evidenced by an Officers'
Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master  Servicer  determines as of the Business Day preceding any  Certificate  Account  Deposit
Date that it will be unable to deposit in the  Certificate  Account an amount equal to the Advance  required to be made for the  immediately  succeeding  Distribution  Date,  it  shall  give  notice  to the  Trustee  of its inability to advance (such notice may be given by telecopy),  not later than 3:00 P.M.,  New York time, on such
Business  Day,  specifying  the portion of such  amount that it will be unable to deposit.  Not later than 3:00
P.M.,  New York time, on the  Certificate  Account  Deposit Date the Trustee  shall,  unless by 12:00 Noon, New
York time, on such day the Trustee shall have been notified in writing (by  telecopy) that  the Master Servicer shall have  directly or  indirectly  deposited  in the  Certificate  Account  such portion of the amount of the
Advance as to which the Master  Servicer shall have given notice pursuant to the preceding  sentence,  pursuant to  Section 7.01,  (a) terminate  all of the rights and obligations of the Master Servicer under this Agreement in accordance with  Section 7.01  and (b) assume the rights and  obligations of the Master Servicer  hereunder, including  the  obligation  to  deposit  in the  Certificate  Account an amount  equal to the  Advance  for the immediately succeeding Distribution Date.

        The Trustee  shall deposit all funds it receives  pursuant to this  Section 4.04  into the  Certificate
Account.

Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers  shall file information  returns with respect to the receipt of mortgage  interests  received in a trade or  business,  the reports of  foreclosures  and  abandonments  of any
Mortgaged  Property and the information  returns  relating to cancellation of indebtedness  income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P,  respectively,  of the Code, and deliver to the Trustee an  Officers'  Certificate  on or before  March 31 of each year  stating  that such reports have been  filed.  Such  reports  shall be in form and  substance  sufficient  to meet  the  reporting  requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

(a)     With respect to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master
Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor;
provided, that such Mortgage Loan that becomes 90 days or more delinquent during any given calendar quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first
Business Day of the following calendar quarter, and ending at the close of business on the second-to-last
Business Day of such following calendar quarter; and provided, further, that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.  Such option if not exercised shall not thereafter be reinstated
as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent calendar quarter.

(b)     If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan as provided in clause (a) above, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the
Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto.  Such assignment shall be an assignment outright and not for security.  The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the
Trustee or the Certificateholders with respect thereto.

        If, however,  the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this  Section 4.07 upon the written request of and with funds provided by the Junior  Certificateholder  and thereupon transferred such Mortgage Loan to the Junior  Certificateholder,  the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a)     If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional
Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the
Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b)     Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such
Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c)     The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety
Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in
Section 4.02.

ARTICLE V

                                               THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in
Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01.  The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile  signature on behalf of an authorized officer of the Trustee.  Certificates  bearing the manual or facsimile  signatures of individuals  who were at any time the proper  officers of the Trustee shall bind the Trustee,  notwithstanding  that such  individuals  or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Certificate or did not hold such  offices at the date of such  Certificates.  No  Certificate  shall be entitled to any benefit  under this  Agreement,  or be valid for any purpose,  unless  there  appears on such  Certificate  a  certificate  of authentication  substantially  in the form provided for herein executed by the Certificate  Registrar by manual signature,  and such  certificate  upon any Certificate  shall be conclusive  evidence,  and the only evidence, that such Certificate has been duly  authenticated  and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

(b)     Except as provided below, registration of Book-Entry Certificates may not be transferred by the
Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate
Owners with Ownership Interests therein.  The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the
Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such
Ownership Interests.  All transfers by Certificate Owners of their respective Ownership Interests in the
Book-Entry Certificates shall be made in accordance with the procedures established by the Depository
Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The  Trustee,  the Master  Servicer  and the  Company  may for all  purposes  (including  the making of payments due on the respective Classes of Book-Entry  Certificates) deal  with the Depository as the authorized representative  of the  Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates for the purposes of exercising the rights of  Certificateholders  hereunder.  The rights of Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  shall be limited to those  established by law and  agreements  between such  Certificate  Owners and the  Depository  Participants  and  brokerage  firms representing  such Certificate  Owners.  Multiple requests and directions from, and votes of, the Depository as
Holder of any Class of  Book-Entry  Certificates  with  respect to any  particular  matter  shall not be deemed inconsistent  if they are made with  respect to  different  Certificate  Owners.  The Trustee  may  establish a reasonable record date in connection with  solicitations of consents from or voting by  Certificateholders  and shall give notice to the Depository of such record date.

        If with respect to any Book-Entry  Certificate  (i)(A) the  Company advises the Trustee in writing that the  Depository is no longer  willing or able to properly  discharge its  responsibilities  as Depository  with respect to such  Book-Entry  Certificate  and  (B) the  Company is unable to locate a qualified  successor,  or
(ii)(A) the  Depositor at its option  advises the Trustee in writing that it elects to terminate the book-entry system for such  Book-Entry  Certificate  through  the  Depositary  and  (B) upon  receipt  of notice  from the
Depository of the  Depositor's  election to terminate the book-entry  system for such  Book-Entry  Certificate, the Depository  Participants  holding  beneficial  interests in such Book-Entry  Certificates agree to initiate such termination,  the Trustee shall notify all Certificate Owner of such Book-Entry  Certificate,  through the
Depository,  of the  occurrence  of any such  event  and of the  availability  of  Definitive  Certificates  to
Certificate  Owners  requesting the same.  Upon surrender to the Trustee of the Book-Entry  Certificates by the
Depository,  accompanied by registration  instructions  from the Depository for  registration of transfer,  the
Trustee shall execute, authenticate and deliver the Definitive Certificates.

        In addition,  if an Event of Default has occurred and is continuing,  each Certificate Owner materially adversely  affected  thereby may at its option request a Definitive  Certificate  evidencing  such  Certificate
Owner's  Percentage  Interest  in the  related  Class of  Certificates.  In order to make  such  request,  such
Certificate Owner shall,  subject to the rules and procedures of the Depository,  provide the Depository or the related  Depository  Participant  with  directions  for the Trustee to  exchange  or cause the  exchange of the
Certificate  Owner's  interest in such Class of  Certificates  for an equivalent  Percentage  Interest in fully registered  definitive  form.  Upon receipt by the Trustee of  instruction  from the  Depository  directing the
Trustee to effect such exchange (such instructions to contain  information  regarding the Class of Certificates and the  Certificate  Balance  being  exchanged,  the  Depository  Participant  account to be debited  with the decrease,  the registered  holder of and delivery  instructions  for the Definitive  Certificates and any other information  reasonably  required by the Trustee),  (i) the Trustee shall instruct the Depository to reduce the related  Depository  Participant's  account by the aggregate  Certificate  Principal  Balance of the Definitive
Certificates,  (ii) the Trustee shall execute,  authenticate  and deliver,  in accordance with the registration and delivery  instructions  provided by the Depository,  a Definitive  Certificate  evidencing such Certificate
Owner's  Percentage   Interest  in  such  Class  of  Certificates  and  (iii) the  Trustee  shall  execute  and authenticate  a new Book-Entry  Certificate  reflecting  the reduction in the aggregate  Certificate  Principal
Balance of such Class of Certificates by the amount of the Definitive Certificates.

        None of the Company,  the Master  Servicer or the Trustee  shall be liable for any actions taken by the
Depository or its nominee,  including,  without limitation,  any delay in delivery of any instruction  required under this  Section and  may  conclusively  rely on, and shall be protected  in relying on, such  instructions.
Upon the  issuance of  Definitive  Certificates  all  references  herein to  obligations  imposed upon or to be performed by the  Depository in connection  with the issuance of the Definitive  Certificates  pursuant to this
Section 5.01  shall be deemed to be imposed upon and  performed by the Trustee,  and the Trustee and the Master
Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c)     From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated
Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange.
Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated Class A-V REMIC Regular Interest
or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the
Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for
Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular
Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued.
Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a).  Every Certificate presented or surrendered for exchange by the initial
Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing.  The Certificates of any Subclass of Class A-V Certificates may be
transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Trustee is initially appointed Certificate
Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.  The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b)     Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R
Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the
Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c)     At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the
Certificates of such Class which the Certificateholder making the exchange is entitled to receive.  Every
Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the
Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)     No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities
Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of
Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master
Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any
Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any
Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the
Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and
(B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the
Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e)     (i)  In the case of any Class B or Class R Certificate presented for registration in the name of any
Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase and holding of such Class B or Class R Certificate are permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of
1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R
Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (each, a "Plan"), or any Person (including, without limitation, an investment manager, a named fiduciary or a trustee of any
Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. Section 2510.3-101, of any Plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied:  (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or any interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited
Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE
95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

(ii)    Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or any interest therein) that either (a) such Transferee is not a Plan or a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited
        Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as most recently amended by
        PTE 2002-41, 67 Fed. Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard &
        Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

(iii)   (A)           If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding
        Transferee that either (i) is not a Plan or a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any
        Person for making any payments due on such Certificate to such preceding Transferee.

(B)     Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or any interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer,
               each Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f)     (i)    Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale.  The rights of each Person acquiring any Ownership
Interest in a Class R Certificate are expressly subject to the following provisions:

(A)     Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted
               Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)     In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the
               Trustee shall require delivery to it, and shall not register the Transfer of any Class R
               Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and
               Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its
               Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)     Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an
               Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D)     Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its
               Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E)     Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an
               Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a
               "pass-through interest holder" within the meaning of Temporary Treasury Regulations
               Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R
               Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii)    The Trustee will register the Transfer of any Class R Certificate only if it shall have received the
        Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to
        Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii)   (A)    If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R
        Certificate.  If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such
        Class R Certificate.  If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted
        Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The
        Trustee shall be under no liability to any Person for any registration of Transfer of a Class R
        Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)     If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R
               Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose.  Such purported Transferee shall promptly endorse and deliver each Class R
               Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its
               Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee.  The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv)    The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the
        Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an
        Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization,
        including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations
        Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A)     written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B)     subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master
               Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master
               Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a
               REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person
               that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)     No service charge shall be made for any transfer or exchange of Certificates of any Class, but the
Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)     All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated  Certificate is surrendered to the Certificate  Registrar,  or the Trustee and the
Certificate  Registrar  receive  evidence  to  their  satisfaction  of the  destruction,  loss or  theft of any
Certificate,  and  (ii) there  is  delivered  to the Trustee and the  Certificate  Registrar  such  security or indemnity  as may be  required  by them to save each of them  harmless,  then,  in the absence of notice to the
Trustee or the Certificate  Registrar that such  Certificate  has been acquired by a bona fide  purchaser,  the
Trustee shall execute and the  Certificate  Registrar  shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Certificate,  a new Certificate of like tenor, Class and
Percentage  Interest  but  bearing a number not  contemporaneously  outstanding.  Upon the  issuance of any new
Certificate  under this  Section,  the Trustee may require the payment of a sum  sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto and any other expenses  (including the fees and expenses of the Trustee and the  Certificate  Registrar) connected  therewith.  Any  duplicate  Certificate issued pursuant to this Section shall  constitute complete and indefeasible  evidence of ownership in the Trust
Fund, as if originally issued,  whether or not the lost, stolen or destroyed  Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due  presentation  of a Certificate  for  registration  of transfer,  the Company,  the Master
Servicer,  the Trustee, any Certificate  Insurer,  the Certificate  Registrar and any agent of the Company, the
Master  Servicer,  the Trustee,  any Certificate  Insurer or the Certificate  Registrar may treat the Person in whose name any  Certificate  is  registered  as the owner of such  Certificate  for the  purpose  of  receiving distributions  pursuant to  Section 4.02  and for all other  purposes  whatsoever,  except as and to the extent provided in the definition of  "Certificateholder,"  and neither the Company, the Master Servicer, the Trustee, any Certificate  Insurer,  the Certificate  Registrar nor any agent of the Company,  the Master  Servicer,  the
Trustee,  any  Certificate  Insurer or the  Certificate  Registrar  shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The   Trustee  may  appoint  a  Paying   Agent  for  the  purpose  of  making   distributions   to  the
Certificateholders  pursuant  to  Section 4.02.  In the  event  of any  such  appointment,  on or prior to each
Distribution  Date the Master  Servicer on behalf of the Trustee  shall  deposit or cause to be deposited  with the Paying  Agent a sum  sufficient  to make the payments to the  Certificateholders  in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee  shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying  Agent shall  agree with the Trustee  that such Paying  Agent will hold all sums held by it for the payment to the  Certificateholders  in trust for the benefit of the  Certificateholders  entitled thereto until such sums shall be paid to such  Certificateholders.  Any sums so held by such Paying  Agent shall be held only in Eligible  Accounts  to the extent such sums are not  distributed  to the  Certificateholders  on the date of receipt by such Paying Agent.

ARTICLE VI

                                      THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master  Servicer shall each be liable in accordance  herewith only to the extent of the  obligations  specifically  and  respectively  imposed  upon and  undertaken  by the Company and the Master
Servicer  herein.  By way of illustration  and not limitation,  the Company is not liable for the servicing and administration  of the Mortgage  Loans,  nor is it obligated by  Section 7.01  or  Section 10.01  to assume any obligations of the Master  Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other  obligation  hereunder  that it may, but is not  obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.  Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and
                      Delegation of Duties by Master Servicer.

(a)     The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b)     Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each
Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)     Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master
Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the
Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence. This Section 6.02 shall not apply to any sale, transfer, pledge or assignment by
Residential Funding of the Call Rights.

Section 6.03.  Limitation on Liability of the Company, the Master Servicer and Others.

        Neither the Company,  the Master  Servicer nor any of the directors,  officers,  employees or agents of the Company or the Master  Servicer  shall be under any  liability to the Trust Fund or the  Certificateholders for any  action  taken or for  refraining  from  the  taking  of any  action  in good  faith  pursuant  to this
Agreement,  or for errors in judgment;  provided,  however,  that this provision shall not protect the Company, the Master  Servicer or any such Person against any breach of warranties or  representations  or covenants made herein or any liability which would otherwise be imposed by reason of willful  misfeasance,  bad faith or gross negligence  in the  performance  of duties or by  reason  of  reckless  disregard  of  obligations  and  duties hereunder.  The Company,  the Master  Servicer and any director,  officer,  employee or agent of the Company or the Master  Servicer  may rely in good faith on any  document of any kind prima  facie  properly  executed  and submitted by any Person  respecting any matters  arising  hereunder.  The Company,  the Master Servicer and any director,  officer,  employee or agent of the Company or the Master  Servicer shall be indemnified by the Trust
Fund and held harmless  against any loss,  liability or expense  incurred in  connection  with any legal action relating to this  Agreement  or the  Certificates,  other than any loss,  liability  or expense  related to any specific  Mortgage  Loan or Mortgage  Loans  (except as any such loss,  liability or expense shall be otherwise reimbursable  pursuant to this  Agreement) and  any loss,  liability  or expense  incurred by reason of willful misfeasance,  bad faith or gross  negligence in the  performance  of duties  hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master  Servicer shall be under any  obligation to appear in,  prosecute or defend any legal or  administrative  action,  proceeding,  hearing or examination that is not incidental to its respective  duties under this  Agreement  and which in its opinion may involve it in any expense or  liability;
provided,  however,  that the Company or the Master  Servicer may in its discretion  undertake any such action, proceeding,  hearing or  examination  that it may deem  necessary or desirable in respect to this Agreement and the rights and duties of the parties  hereto and the  interests of the  Certificateholders  hereunder.  In such event,  the legal  expenses and costs of such action,  proceeding,  hearing or  examination  and any  liability resulting  therefrom  shall be  expenses,  costs and  liabilities  of the Trust  Fund,  and the Company and the
Master Servicer shall be entitled to be reimbursed  therefor out of amounts  attributable to the Mortgage Loans on deposit in the Custodial  Account as provided by  Section 3.10  and, on the  Distribution  Date(s) following such  reimbursement,  the  aggregate of such  expenses and costs shall be allocated in reduction of the Accrued
Certificate  Interest  on each  Class  entitled  thereto  in the same  manner  as if such  expenses  and  costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the  provisions of  Section 6.02,  neither the Company nor the Master  Servicer shall resign from its  respective  obligations  and duties hereby  imposed on it except upon  determination  that its duties hereunder are no longer  permissible  under applicable law. Any such  determination  permitting the resignation of the Company or the Master  Servicer shall be evidenced by an Opinion of Counsel to such effect  delivered to the  Trustee.  No such  resignation  by the Master  Servicer  shall  become  effective  until the  Trustee or a successor  servicer shall have assumed the Master  Servicer's  responsibilities  and  obligations in accordance with Section 7.02.

ARTICLE VII

                                                    DEFAULT

Section 7.01.  Events of Default.

        Event of Default,  wherever used herein,  means any one of the following  events  (whatever  reason for such Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order, rule or regulation of any  administrative or governmental body):

(i)     the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the
        Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii)    the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance
        Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer,
        the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)     the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)    the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall  occur, then, and in each and every such  case,  so long as such Event of Default  shall not have been  remedied,  either the  Company or the
Trustee may, and at the  direction of Holders of  Certificates  entitled to at least 51% of the Voting  Rights, the Trustee shall,  by notice in writing to the Master  Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company),  terminate all of the rights and  obligations  of the Master  Servicer under this  Agreement  and in and to the Mortgage  Loans and the proceeds  thereof,  other than its rights as a
Certificateholder  hereunder.  If an Event of Default described in clause (vi) hereof  shall occur, the Trustee shall,  by notice  to the  Master  Servicer  and the  Company,  immediately  terminate  all of the  rights  and obligations  of the Master  Servicer  under this  Agreement  and in and to the Mortgage  Loans and the proceeds thereof,  other than its rights as a Certificateholder  hereunder as provided in  Section 4.04(b).  On or after the receipt by the Master  Servicer of such written  notice,  all  authority  and power of the Master  Servicer under this  Agreement,  whether  with  respect to the  Certificates  (other  than as a Holder  thereof) or  the
Mortgage  Loans or  otherwise,  shall  subject  to  Section 7.02  pass to and be vested in the  Trustee  or the
Trustee's  designee  appointed  pursuant  to  Section 7.02;  and,  without  limitation,  the  Trustee is hereby authorized  and empowered to execute and deliver,  on behalf of the Master  Servicer,  as  attorney-in-fact  or otherwise,  any and all  documents  and other  instruments,  and to do or  accomplish  all other acts or things necessary  or  appropriate  to effect the  purposes of such  notice of  termination,  whether to  complete  the transfer and endorsement or assignment of the Mortgage Loans and related  documents,  or otherwise.  The Master
Servicer  agrees  to  cooperate  with the  Trustee  in  effecting  the  termination  of the  Master  Servicer's responsibilities  and rights  hereunder,  including,  without  limitation,  the  transfer to the Trustee or its designee  for  administration  by it of all cash amounts  which shall at the time be credited to the  Custodial
Account or the  Certificate  Account or  thereafter  be received  with respect to the Mortgage  Loans.  No such termination  shall release the Master  Servicer for any liability  that it would  otherwise  have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding  any  termination of the  activities of  Residential  Funding in its capacity as Master
Servicer hereunder,  Residential Funding shall be entitled to receive,  out of any late collection of a Monthly
Payment on a  Mortgage  Loan which was due prior to the notice  terminating  Residential  Funding's  rights and obligations  as Master  Servicer  hereunder and received after such notice,  that portion to which  Residential
Funding  would have been entitled  pursuant to Sections  3.10(a)(ii),  (vi) and  (vii) as well as its Servicing
Fee in respect  thereof,  and any other amounts  payable to Residential  Funding  hereunder the  entitlement to which  arose  prior to the  termination  of its  activities  hereunder.  Upon the  termination  of  Residential
Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a)     On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial
Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder.  As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial
Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage
Loans held in the Custodial Account or the Certificate Account.  If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the
Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.  Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided.  In connection with such appointment and assumption, the
Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.  The Master Servicer shall pay the reasonable expenses of the Trustee in connection with any servicing transition hereunder.

(b)     In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor
Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor
Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such
Mortgage Loan or servicing of such Mortgage Loan on the MERS(R)System to the successor Master Servicer.  The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office.  The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subSection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the
Certificate Register.

(b)     Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all
Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such
Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders  representing  at least 66% of the Voting Rights  affected by a default or Event of Default hereunder  may waive such  default  or Event of  Default;  provided,  however,  that (a) a  default or Event of
Default under clause (i) of  Section 7.01 may be waived only by all of the Holders of Certificates  affected by such default or Event of Default and (b) no waiver  pursuant to this  Section 7.04  shall affect the Holders of
Certificates  in the  manner set forth in  Section 11.01(b)(i) or  (ii).  Upon any such  waiver of a default or
Event of Default by the  Holders  representing  the  requisite  percentage  of Voting  Rights  affected by such default or Event of  Default,  such  default or Event of  Default  shall  cease to exist and shall be deemed to have been  remedied  for every  purpose  hereunder.  No such waiver  shall  extend to any  subsequent  or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                            CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all
Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b)     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.  The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The  Trustee  shall  forward or cause to be  forwarded  in a timely  fashion the  notices,  reports and statements  required to be  forwarded  by the Trustee  pursuant to Sections  4.03,  4.06,  7.03 and 10.01.  The
Trustee shall furnish in a timely fashion to the Master  Servicer such  information as the Master  Servicer may reasonably  request  from time to time for the  Master  Servicer  to  fulfill  its  duties as set forth in this
Agreement.  The Trustee  covenants  and agrees that it shall perform its  obligations  hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series  Supplement  as a REMIC under the
REMIC  Provisions and (subject to  Section 10.01(f)) to  prevent the imposition of any federal,  state or local income,  prohibited  transaction,  contribution  or other tax on the Trust Fund to the extent that  maintaining such status and  avoiding  such taxes are  reasonably  within the  control of the  Trustee  and are  reasonably within the scope of its duties under this Agreement.

(c)     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of
        Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii)    The Trustee shall not be personally liable for an error of judgment made in good faith by a
        Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding
        Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)    The Trustee shall not be charged with knowledge of any default (other than a default in payment to the
        Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii),
        (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the
        Company or any Certificateholder; and

(v)     Except to the extent provided in Section 7.02, no provision in this Agreement shall require the
        Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)     The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the
Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution,
        Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this
        Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this
        Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;
        nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)    The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)     Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage
        Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi)    The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

(vii)   To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a
        Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax
        Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)     Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the
Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or
(ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals  contained  herein and in the  Certificates  (other than the execution of the Certificates and relating to the  acceptance  and receipt of the Mortgage  Loans) shall  be taken as the  statements  of the
Company or the  Master  Servicer  as the case may be,  and the  Trustee  assumes  no  responsibility  for their correctness.  The Trustee makes no  representations  as to the validity or  sufficiency of this Agreement or of the Certificates  (except that the Certificates  shall be duly and validly executed and  authenticated by it as
Certificate  Registrar) or  of any Mortgage Loan or related  document,  or of MERS or the MERS(R)System.  Except as otherwise  provided  herein,  the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the  Certificates or of the proceeds of such  Certificates,  or for the use or application  of any funds paid to the  Company  or the Master  Servicer  in  respect of the  Mortgage  Loans or deposited in or withdrawn from the Custodial  Account or the  Certificate  Account by the Company or the Master
Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its  individual  or any other  capacity may become the owner or pledgee of  Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)     The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement
(including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.
(b)     The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses
(including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, and the Custodial Agreement and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in
Section 2.01(a) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph, provided that:

(i)     with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the
        Master Servicer in preparing such defense; and

(iii)   notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master
        Servicer which consent shall  not be unreasonably withheld.

        No termination of this Agreement shall affect the obligations  created by this  Section 8.05(b) of  the
Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding  the  foregoing,   the  indemnification   provided  by  the  Master  Servicer  in  this
Section 8.05(b) shall  not pertain to any loss,  liability or expense of the Trustee,  including  the costs and expenses of defending  itself against any claim,  incurred in connection  with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking  association having its principal  office in a state and city  acceptable  to the Company and organized  and doing  business  under the laws of such state or the United  States of America,  authorized  under such laws to exercise  corporate  trust powers,  having a  combined  capital  and  surplus  of at least  $50,000,000  and  subject  to  supervision  or examination by federal or state  authority.  If such  corporation  or national  banking  association  publishes reports of condition at least annually,  pursuant to law or to the  requirements  of the aforesaid  supervising or  examining  authority,  then for the  purposes  of this  Section the  combined  capital  and surplus of such corporation  shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of condition  so  published.  In case at any time the Trustee  shall cease to be eligible in  accordance  with the provisions of this Section,  the Trustee shall resign  immediately in the manner and with the effect  specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company and the Master Servicer.  Upon receiving such notice of resignation, the
Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.  If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b)     If at any time the Trustee shall cease to be eligible in accordance with the provisions of
Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the
Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the
Trustee or of its property shall be appointed, or any public officer shall take charge or control of the
Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.
In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above), other than any failure to comply with the provisions of Article XII, in which case no notice or grace period shall be applicable) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the
Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)     The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the
Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such
Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a)     Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The predecessor trustee shall deliver to the successor trustee all
Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the
Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)     Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.  If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national  banking  association  into which the Trustee may be merged or converted or with which it may be  consolidated  or any  corporation  or national  banking  association  resulting  from any merger,  conversion or  consolidation  to which the Trustee shall be a party,  or any  corporation  or national banking  association  succeeding  to the  business  of the  Trustee,  shall  be the  successor  of the  Trustee hereunder,  provided such  corporation or national banking  association  shall be eligible under the provisions of  Section 8.06,  without  the  execution  or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the
Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master
Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of
Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed
(whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the
Trustee.

(c)     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this
Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the
Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d)     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master  Servicer and the Company,  or shall,  at the direction of the Company and the Master  Servicer,  appoint one or more Custodians who are not Affiliates of the Company, the Master  Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee,  by entering into a Custodial  Agreement.  Subject to Article VIII,  the Trustee agrees to comply with the terms of each  Custodial  Agreement  and to enforce  the terms and  provisions  thereof  against the  Custodian  for the benefit of the  Certificateholders.  Each Custodian  shall be a depository  institution  subject to supervision by federal or state authority,  shall have a combined capital and surplus of at least  $15,000,000 and shall be qualified to do business in the  jurisdiction  in which it holds any Mortgage File.  Each  Custodial  Agreement may be amended  only as provided in  Section 11.01.  The Trustee  shall  notify the  Certificateholders  of the appointment  of any Custodian  (other than the  Custodian  appointed as of the Closing  Date) pursuant  to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency at the address  designated in Section 11.05 of the Series
Supplement where  Certificates  may be surrendered for  registration of transfer or exchange.  The Trustee will maintain an office at the address stated in  Section 11.05  of the Series  Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                             TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01.  Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the
                      Master Servicer or Liquidation of All Mortgage Loans.

(a)     Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master
Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the
Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)     the later of the final payment or other liquidation (or any Advance with respect thereto) of the last
        Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)    the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any
        Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance on the day of repurchase plus accrued interest thereon at the Mortgage Rate (or Modified Mortgage Rate in the case of any Modified Mortgage Loan) from the Due Date to which interest was last paid by the Mortgagor to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond (i) the Maturity Date or
        (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
        Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.  The purchase price paid by the Master Servicer shall also include any amounts owed by the Master Servicer pursuant to Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (xii) of such Section that remain unpaid on the date of such purchase.

        The  right  of the  Master  Servicer  to  purchase  all  the  assets  of the  Trust  Fund  pursuant  to clause (ii) above  is conditioned upon the Pool Stated  Principal  Balance as of the Final  Distribution  Date,
prior to giving effect to  distributions to be made on such  Distribution  Date, being less than ten percent of the Cut-off Date Principal  Balance of the Mortgage Loans.  If such right is exercised by the Master  Servicer, the Master  Servicer  shall be  entitled to  reimbursement  for the full  amount of any  unreimbursed  Advances theretofore  made by it with respect to the Mortgage Loans pursuant to  Section 3.10.  In addition,  the Master
Servicer  shall  provide to the Trustee the  certification  required  by  Section 3.15  and the Trustee and any
Custodian  shall,  promptly  following  payment of the  purchase  price,  release to the  Master  Servicer  the
Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing,  on any  Distribution  Date on which the Pool Stated  Principal  Balance, prior to giving  effect to  distributions  to be made on such  Distribution  Date,  is less than ten percent of the Cut off Date Principal  Balance of the Mortgage  Loans,  the Master  Servicer shall have the right,  at its option,  to  purchase  the  Certificates  in  whole,  but not in  part,  at a price  equal  to the  outstanding
Certificate  Principal Balance of such Certificates  plus the sum of Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

(b)     The Master Servicer shall give the Trustee not less than 40 days' prior notice of the Distribution
Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders
(whether as a result of the exercise by Residential Funding of its right to purchase the assets of the Trust
Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by Residential Funding of its right to purchase the outstanding Certificates).  Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the
Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates shall be given promptly by the Master Servicer (if
Residential Funding is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter.  Such notice shall be prepared by the Master Servicer (in the case of Residential Funding exercising its right to purchase the assets of the
Trust Fund or to purchase the outstanding Certificates) or the Trustee (in any other case) and mailed by the
Trustee to the Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i)     the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master
        Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(ii)    the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(iii)   that the Record Date otherwise applicable to such Distribution Date is not applicable and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the
        Trustee therein specified.

        If the Master Servicer is obligated to give notice to  Certificateholders  as aforesaid,  it shall give such  notice to the  Certificate  Registrar  at the time such  notice is given to  Certificateholders  and,  if
Residential  Funding is exercising its rights to purchase the  outstanding  Certificates,  Residential  Funding shall give such  notice to each  Rating  Agency at the time such  notice is given to  Certificateholders.  As a result of the  exercise by  Residential  Funding of its right to  purchase  the assets of the Trust Fund or the outstanding  Certificates,  Residential  Funding  shall  deposit  in the  Custodial  Account  before  the Final
Distribution  Date in immediately  available  funds an amount equal to the purchase price for the assets of the
Trust Fund, computed as provided above.

(c)     Upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by Residential Funding of its right to purchase the Certificates, the Trustee shall distribute to the Certificateholders on the Final Distribution Date the respective amounts determined in accordance with Section 4.02. Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

(d)     If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if Residential Funding
exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any
Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their
Certificates.  The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master
Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e)     If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Custodial Account deposited therein by Residential Funding pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their
Certificates for payment of the purchase price therefor.  If within six months after the second notice any
Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their
Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this
Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders.  No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master
Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto.

(f)     All rights of Residential Funding to purchase the assets of the Trust Fund, or to purchase specified classes of Certificates, as set forth in Section 9.01(a) are referred to in this Agreement as the "Call
Rights".  Notwithstanding any other provision of this Agreement, Residential Funding shall have the right to sell, transfer, pledge or otherwise assign the Call Rights at any time to any Person.  Upon written notice by
Residential Funding to the Trustee and the Master Servicer of any such assignment of the Call Rights to any assignee, the Trustee and the Master Servicer shall be obligated to recognize such assignee as the holder of the Call Rights.  Such entity, if not Residential Funding or an affiliate, shall be deemed to represent, at the time of such sale, transfer, pledge or other assignment, that one of the following will be, and at the time the Call Right is exercised is, true and correct:  (i) the exercise of such Call Right shall not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (including by reason of U.S. Department of Labor ("DOL") Prohibited Transaction Class Exemption ("PTCE") 75-1 (Part I),
84-14, 90-1, 91-38, 95-60 or 96-23 or other applicable exemption) or (ii) such entity is (A) not a party in interest under Section 3(14) of ERISA or a disqualified person under Section 4975(e)(2) of the Code with respect to any employee benefit plan subject to Section 406 of ERISA or any plan subject to Section 4975 of the Code (other than an employee benefit plan or plan sponsored or maintained by the entity, provided that no assets of such employee benefit plan or plan are invested or deemed to be invested in the Certificates) and
(B) not a "benefit plan investor" as described in DOL regulation Section 2510.3-101(f)(2).  If any such assignee of the Call Right is unable to exercise such Call Right by reason of the preceding sentence, then the Call Right shall revert to the immediately preceding assignor of such Call Right subject to the rights of any secured party therein.

Section 9.02.  Additional Termination Requirements.

(a)     Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not
(i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)     The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to
        Treasury regulations Section 1.860F-1.  The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii)    The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)   If Residential Funding or the Company is exercising its right to purchase the assets of the Trust
        Fund, Residential Funding shall, during the 90-day liquidation period and at or prior to the Final
        Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b)     Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master
Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the
Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC  Administrator  makes two or more separate REMIC elections,  the applicable REMIC shall be terminated  on the  earlier of the Final  Distribution  Date and the date on which it is deemed to receive  the last deemed  distributions on the related  Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

ARTICLE X

                                               REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the
Code and, if necessary, under applicable state law.  The assets of each such REMIC will be set forth in the
Series Supplement.  Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of
"residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC
Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of
Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests"
and "residual interests" so designated.

(b)     The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of
Section 860G(a)(9) of the Code.

(c)     The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each
Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each
REMIC in the manner provided under Treasury regulations Section 1.860F-4(d) and Treasury regulations
Section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each
REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The legal expenses, including without limitation attorneys' or accountants'
fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust
Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.  If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC
Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)     The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner.  The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor.  The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions.  The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC
Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare
Tax Returns.

(e)     The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any
Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the
Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment
Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f)     The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC
Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the
Master Servicer and the REMIC Administrator to do so).  The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC
Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any
REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such
REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an
"Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an
Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust
Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the
effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied.  The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action.  In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC
Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an
Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur.  The Master Servicer or the
REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator.  At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as
"qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in
Section 860G(a)(5) of the Code.

(g)     In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master
Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the
Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by
Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)     The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)     Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the
Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)     Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)     Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the
Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each
Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the
Interest Only Certificates and Uncertificated REMIC Regular Interest represented by any Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l)     Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the
Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits
(REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m)     Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the
Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage
Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the
Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or (b) unless the Master
Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)     The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master
Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)     The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the
Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the
REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC
Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c)     The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the
Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax
Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

ARTICLE XI

                                           MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master
Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)   to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an
        Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)    to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate
        Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v)     to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such
        Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi)    to make any other provisions with respect to matters or questions arising under this Agreement or such
        Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, or

(vii)   to amend any provision herein or therein that is not material to any of the Certificateholders.

(b)     This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the
Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal
Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)     reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)    reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to
Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment is permitted hereunder and will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any
Certificate is outstanding.

(d)     Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)     The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the
Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund.  To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the
Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M
Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains
(subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the
Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.  In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential
Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by
Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit K, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting
Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b)     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the
Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b)     No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)     No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such
Class or all Classes, as the case may be.  For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the  Certificates  shall be governed by and construed in accordance with the laws of the State of New York and the  obligations,  rights and remedies of the parties  hereunder  shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company,  the Master Servicer or the Trustee,  as applicable,  shall  (i) notify each Rating Agency and the Subservicer at such time as it is otherwise  required  pursuant to this Agreement to give notice of the occurrence  of any of the events  described in  clause (a),  (b),  (c),  (d),  (g),  (h),  (i) or  (j) below or
(ii) provide a copy to each Rating Agency and  Subservicer  at such time as otherwise  required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d)     the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e)     the statement required to be delivered to the Holders of each Class of Certificates pursuant to
Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     a change in the location of the Custodial Account or the Certificate Account,

(h)     the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided,  however,  that with  respect to notice of the  occurrence  of the events  described  in clauses (d),
(g) or  (h) above,  the Master  Servicer  shall  provide  prompt  written  notice to each Rating Agency and the
Subservicer of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants,  agreements,  provisions or terms of this  Agreement  shall be for any reason  whatsoever  held  invalid,  then such  covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This  Agreement  may be  supplemented  by  means  of the  addition  of a  separate  Article  hereto  (a
"Supplemental  Article") for the purpose of resecuritizing any of the Certificates issued hereunder,  under the following  circumstances.  With  respect to any Class or  Classes  of  Certificates  issued  hereunder,  or any portion of any such Class,  as to which the Company or any of its Affiliates (or any designee  thereof) is  the registered Holder (the "Resecuritized  Certificates"),  the Company may deposit such Resecuritized Certificates into a new  REMIC,  grantor  trust or  custodial  arrangement  (a  "Restructuring  Vehicle") to  be held by the
Trustee  pursuant to a  Supplemental  Article.  The  instrument  adopting  such  Supplemental  Article shall be executed by the Company,  the Master Servicer and the Trustee;  provided,  that neither the Master Servicer nor the Trustee  shall  withhold  their  consent  thereto if their  respective  interests  would not be  materially adversely  affected  thereby.  To the  extent  that the  terms of the  Supplemental  Article  do not in any way affect  any  provisions  of this  Agreement  as to any of the  Certificates  initially  issued  hereunder,  the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each  Supplemental  Article  shall set forth all  necessary  provisions  relating to the holding of the
Resecuritized  Certificates by the Trustee,  the  establishment of the  Restructuring  Vehicle,  the issuing of various classes of new  certificates by the  Restructuring  Vehicle and the  distributions  to be made thereon, and any other provisions  necessary for the purposes  thereof.  In connection with each  Supplemental  Article, the  Company  shall  deliver to the  Trustee an Opinion  of Counsel to the effect  that  (i) the  Restructuring
Vehicle will qualify as a REMIC,  grantor trust or other entity not subject to taxation for federal  income tax purposes and (ii) the  adoption of the  Supplemental  Article will not endanger the status of the Trust Fund as a REMIC or (subject to  Section 10.01(f)) result  in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in  Section 860F(a)(2) of  the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

        As provided in Section 11.09 of the Series Supplement.

        SECTION 11.10 No Petition.

        The  Company,   Master  Servicer  and  the  Trustee,   by  entering  into  this  Agreement,   and  each
Certificateholder,  by  accepting  a  Certificate,  hereby  covenant  and agree  that they will not at any time institute  against  the  Trust  Fund,  or join in any  institution  against  the  Trust  Fund,  any  bankruptcy proceedings  under any  United  States  federal  or state  bankruptcy  or similar  law in  connection  with any obligation with respect to the Certificates or this Agreement.

ARTICLE XII

                                         COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of Parties; Reasonableness.

        The  Company,  the  Trustee  and the Master  Servicer  acknowledge  and agree that the  purpose of this
Article XII is to facilitate  compliance by the Company with the  provisions of Regulation AB and related rules and  regulations  of the  Commission.  The  Company  shall  not  exercise  its  right to  request  delivery  of information or other  performance  under these  provisions other than in good faith, or for purposes other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the  Securities  Act and the  Exchange  Act.  Each of the Master  Servicer  and the Trustee  acknowledges  that interpretations  of the  requirements  of  Regulation  AB may change  over time,  whether  due to  interpretive guidance  provided  by the  Commission  or its  staff,  consensus  among  participants  in the  mortgage-backed securities  markets,  advice of counsel,  or otherwise,  and agrees to comply with requests made by the Company in good faith for delivery of information  under these provisions on the basis of evolving  interpretations  of
Regulation  AB. Each of the Master  Servicer and the Trustee  shall  cooperate  reasonably  with the Company to deliver to the Company  (including  any of its assignees or  designees),  any and all  disclosure,  statements,
reports,  certifications,   records  and  any  other  information  necessary  in  the  reasonable,  good  faith determination of the Company to permit the Company to comply with the provisions of Regulation AB.

Section 12.02. Additional Representations and Warranties of the Trustee.

(a)     The Trustee shall be deemed to represent to the Company as of the date hereof and on each date on which information is provided to the Company under Sections 12.01, 12.02(b) or 12.03 that, except as disclosed in writing to the Company prior to such date:  (i) it is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other
Securitization Transaction due to any default of the Trustee; (ii) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its trustee obligations under this Agreement or any other Securitization Transaction as to which it is the trustee; (iii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it that would be material to Certificateholders; (iv) there are no relationships or transactions relating to the Trustee with respect to the Company or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as each of such terms are used in
Regulation AB) relating to the Securitization Transaction contemplated by the Agreement, as identified by the
Company to the Trustee in writing as of the Closing Date (each, a "Transaction Party") that are outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the Securitization Transaction, and that are material to the investors'
understanding of the Certificates; and (v) the Trustee is not an affiliate of any Transaction Party.  The
Company shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b)     If so requested by the Company on any date following the Closing Date, the Trustee shall, within five
Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide the pertinent facts, in writing, to the Company.  Any such request from the Company shall not be given more than once each calendar quarter, unless the Company shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

Section 12.03. Information to be Provided by the Trustee.

        For so long as the Certificates are outstanding,  for the purpose of satisfying the Company's reporting obligation under the Exchange Act with respect to any class of  Certificates,  the Trustee shall provide to the
Company a written  description of (a) any  litigation or governmental  proceedings  pending against the Trustee as of the  last  day of each  calendar  month  that  would  be  material  to  Certificateholders,  and  (b) any affiliations or relationships  (as described in Item 1119 of Regulation  AB) that develop following the Closing
Date  between  the  Trustee  and  any  Transaction  Party  of the  type  described  in  Section 12.02(a)(iv) or
12.02(a)(v) as  of the  last day of each  calendar  year.  Any  descriptions  required  with  respect  to legal proceedings,  as well as updates to previously provided  descriptions,  under this Section 12.03 shall be given no later than five  Business  Days prior to the  Determination  Date  following the month in which the relevant event occurs,  and any notices and descriptions  required with respect to  affiliations,  as well as updates to previously  provided  descriptions,  under this  Section 12.03  shall be given no later than  January 31 of the calendar  year  following  the year in which the relevant  event  occurs.  As of the date the Company or Master
Servicer files each Report on Form 10-D and Report on Form 10-K with respect to the  Certificates,  the Trustee will be deemed to represent  that any  information  previously  provided  under this Article XII is  materially correct  and does not  have  any  material  omissions  unless  the  Trustee  has  provided  an  update  to such information.  The Company  will allow the  Trustee to review any  disclosure  relating  to material  litigation against the Trustee prior to filing such  disclosure  with the Commission to the extent the Company changes the information provided by the Trustee.

Section 12.04. Report on Assessment of Compliance and Attestation.

        On or before March 15 of each calendar year, the Trustee shall:

(a)     deliver to the Company a report (in form and substance reasonably satisfactory to the
Company) regarding the Trustee's assessment of compliance with the applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item
1122 of Regulation AB.  Such report shall be addressed to the Company and signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit R hereto; and

(b)     deliver to the Company a report of a registered public accounting firm reasonably acceptable to the
Company that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and
2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05. Indemnification; Remedies.

(a)     The Trustee shall indemnify the Company, each affiliate of the Company, the Master Servicer and each broker dealer acting as underwriter, placement agent or initial purchaser of the Certificates or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of
the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)     (A)  any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' attestation or other material provided under this Article XII by or on behalf of the Trustee (collectively, the "Trustee Information"), or (B) the omission or alleged omission to state in the Trustee Information a material fact required to be stated in the Trustee
        Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Trustee Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Trustee Information or any portion thereof is presented together with or separately from such other information; or

(ii)    any failure by the Trustee to deliver any information, report, certification or other material when and as required under this Article XII, other than a failure by the Trustee to deliver an accountants'
        attestation.

(b)     In the case of any failure of performance described in clause (ii) of Section 12.05(a), the Trustee shall promptly reimburse the Company for all costs reasonably incurred by the Company in order to obtain the information, report, certification, accountants' attestation or other material not delivered as required by the Trustee and (ii) cooperate with the Company to mitigate any damages that may result from such failure.

(c)     The Company and the Master Servicer shall indemnify the Trustee, each affiliate of the Trustee or each
Person who controls the Trustee (within the meaning of Section 15 of the Securities Act and Section 20 of the
Exchange Act); and the respective present and former directors, officers, employees and agents of the
Trustee, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any untrue statement of a material fact contained or alleged to be contained in any information provided under this Agreement by or on behalf of the
Company or Master Servicer for inclusion in any report filed with Commission under the Exchange Act
(collectively, the "RFC Information"), or (ii) the omission or alleged omission to state in the RFC
Information a material fact required to be stated in the RFC Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (ii) of this paragraph shall be construed solely by reference to the RFC
Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the RFC Information or any portion thereof is presented together with or separately from such other information.

                                                   EXHIBIT A

    FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE
    AND [INTEREST ONLY/CLASS A-V] CERTIFICATE

        SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A "REAL
ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,
A NEW YORK  CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,
AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY
AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO. OR TO SUCH  OTHER  ENTITY AS IS
REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE  BY OR TO ANY  PERSON IS  WRONGFUL  INASMUCH  AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.]

Certificate No. [____]                          Rate [based on a Notional Amount]
Class [A-___] Senior                            Percentage Interest: ____%
Date of Pooling and Servicing Agreement         Aggregate Initial [Certificate Principal
and Cut-off Date:                               Balance] [Interest Only/Class A-V] [Notional
[______________]                                Amount] [Subclass Notional Amount] of the
                                                Class [A-___] Certificates: $________
First Distribution Date:                        [Initial] [Certificate Principal Balance]
[______________]                                [Interest Only/Class A-V] [Subclass]
                                                [Notional Amount] of this Certificate:
                                                $[______________]
Master Servicer:
Residential Funding Corporation
[Assumed] [Scheduled] Final Distribution Date:  CUSIP
[______________]                                [______________]
                                       MORTGAGE PASS-THROUGH CERTIFICATE
                                                SERIES ________

               evidencing  a  percentage  interest in the  distributions  allocable to the Class
               [A-___]  Certificates with respect to a Trust Fund consisting primarily of a pool of  conventional  one- to  four-family  fixed  interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

        This  Certificate  is payable  solely  from the assets of the Trust  Fund,  and does not  represent  an obligation  of or interest in  Residential  Funding  Mortgage  Securities  I, Inc.,  the Master  Servicer,  the
Trustee  referred to below or GMAC Mortgage Group,  Inc. or any of their  affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or  instrumentality or by Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group,
Inc. or any of their  affiliates.  None of the Company,  the Master Servicer,  GMAC Mortgage Group, Inc. or any
of their  affiliates will have any obligation with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

        This certifies that _____________ is the registered owner of the Percentage  Interest evidenced by this
Certificate  [(obtained by dividing the [Initial  Certificate  Principal Balance] [Initial [Interest Only/Class
A-V] Notional  Amount] of this  Certificate  by the aggregate  [Initial  Certificate  Principal  Balance of all
Class A- Certificates]  [Initial  [Interest  Only/Class A-V] Notional Amounts of all [Interest  Only/Class A-V]
Certificates],  both as specified  above)] in certain  distributions  with respect to the Trust Fund consisting primarily of an interest in a pool of  conventional  one- to  four-family  fixed  interest rate first  mortgage loans (the "Mortgage Loans"),  formed and sold by Residential Funding Mortgage Securities I, Inc.  (hereinafter called the  "Company,"  which term includes any successor  entity under the Agreement  referred to below).  The
Trust Fund was created  pursuant to a Series  Supplement,  dated as specified  above,  to the Standard Terms of
Pooling and Servicing Agreement dated as of ________________  (together,  the "Pooling and Servicing Agreement"
or the "Agreement") among the Company, the Master Servicer and _______________,  as trustee (the "Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not  defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the  "Distribution  Date"), commencing as described in the  Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last day (or if such last day is not a Business  Day,  the  Business  Day  immediately preceding  such last  day) of the month  immediately  preceding  the month of such  distribution  (the  "Record
Date"),  from the [related]  Available  Distribution Amount in an amount equal to the product of the Percentage
Interest  evidenced by this  Certificate  and the amount [(of interest and  principal,  if any)] required to be distributed to Holders of Class A-  Certificates  on such  Distribution  Date.  [the [Interest  Only/Class A-V]
Notional Amount of the [Interest  Only/Class A-V]  Certificates as of any date of determination is equal to the aggregate stated Principal  Balance of the Mortgage Loans  corresponding  to the  uncertificated  REMIC regular interests represented by such [Interest Only/Class A-V] Certificates.]

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the
Trustee or by a Paying  Agent  appointed by the Trustee in  immediately  available  funds (by wire  transfer or otherwise) for  the account of the Person  entitled  thereto if such Person  shall have so notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

        Notwithstanding  the above, the final distribution on this Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of this Certificate at the office or  agency  appointed  by the  Trustee  for that  purpose  in the City and  State of New  York.  [The  [Initial
Certificate  Principal Balance] [Initial [Interest  Only/Class A-V] Notional Amount] of this Certificate is set forth  above.]  [The  Certificate  Principal  Balance  hereof  will be reduced  to the extent of  distributions allocable to principal and any Realized Losses allocable hereto.]

        This  Certificate  is one of a  duly  authorized  issue  of  Certificates  issued  in  several  Classes designated as Mortgage  Pass-Through  Certificates of the Series specified hereon (herein  collectively  called the "Certificates").

        The Certificates are limited in right of payment to certain  collections and recoveries  respecting the
Mortgage Loans, all as more  specifically  set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created  for the  benefit  of  Certificateholders  may be made by the  Master  Servicer  from  time to time for
purposes  other  than  distributions  to   Certificateholders,   such  purposes  including  without  limitation
reimbursement  to the  Company and the Master  Servicer of advances  made,  or certain  expenses  incurred,  by either of them.

        The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification  of the rights and  obligations of the Company,  the Master  Servicer and the Trustee and the
rights of the  Certificateholders  under the Agreement at any time by the Company,  the Master Servicer and the
Trustee with the consent of the Holders of  Certificates  evidencing  in the  aggregate  not less than 66.6% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall  be  conclusive  and  binding  on such  Holder  and upon all  future  holders  of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether  or not  notation  of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the amendment thereof in certain  circumstances  without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration  of  transfer at the  offices or  agencies  appointed  by the Trustee in the City and State of New
York,  duly endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in  writing,  and  thereupon  one or more  new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

        The  Certificates  are  issuable  only as  registered  Certificates  without  coupons in Classes and in denominations  specified in the  Agreement.  As provided in the  Agreement  and subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental  charge  payable  in  connection therewith.

        The  Company,  the Master  Servicer,  the Trustee and the  Certificate  Registrar  and any agent of the
Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is  registered  as the owner hereof for all  purposes,  and neither the Company,  the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New
York.

        The  obligations  created by the  Agreement in respect of the  Certificates  and the Trust Fund created thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the
Trustee and required to be paid to them  pursuant to the Agreement  following  the earlier of (i) the  maturity or other  liquidation of the last Mortgage Loan [in the related Loan Group] subject  thereto or the disposition of all property  acquired upon  foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (ii) the purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans [in the  related  Loan
Group] and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the
Certificates.  The Agreement  permits,  but does not require,  the Master  Servicer to  (i) purchase at a price determined  as provided in the  Agreement  all  remaining  Mortgage  Loans [in the related  Loan Group] and all property  acquired in respect of any  Mortgage  Loan or  (ii) purchase  in whole,  but not in part,  all of the
[related]  Certificates from the Holders thereof;  provided,  that any such option may only be exercised if the
Pool Stated  Principal  Balance of the Mortgage Loans [in the related Loan Group] as of the  Distribution  Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off  Date
Principal Balance of the Mortgage Loans Group [in the related Loan Group].

        Reference  is hereby  made to the  further  provisions  of this  Certificate  set forth on the  reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the  certificate of  authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

        Dated:_________________                      [TRUSTEE],
                                                     _________________________________________
                                                     as Trustee

                                                     By:______________________________________

                                                     Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

        This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                            [TRUSTEE],
                                            as Certificate Registrar

                                            By:_______________________________________________
                                            Authorized Signatory

                                                  ASSIGNMENT

        FOR VALUE RECEIVED,  the undersigned hereby sell(s),  assign(s) and  transfer(s) unto
_____________________________________________________________________________________________
(Please print or typewrite  name and address  including  postal zip code of  assignee) a  Percentage  Interest evidenced by the within Mortgage  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further  direct the Certificate  Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:

        Dated:_______________________                     _______________________________________
                                                          Signature by or on behalf of assignor

                                                          _______________________________________
                                                          Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions  shall  be made,  by wire  transfer  or  otherwise,  in  immediately  available  funds to
_______________________for  the account of __________________ account number ______________,  or, if mailed by check, to ____________________________.  Applicable statements should be mailed to ________________________.

        This information is provided by  _____________________,  the assignee named above, or ________________, as its agent.

                                                   EXHIBIT B

                                            FORM OF CLASS M CERTIFICATE

        THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE [RELATED] SENIOR  CERTIFICATES  [CLASS M-1
CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A "REAL
ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,
A NEW YORK  CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,
AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY
AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO. OR TO SUCH  OTHER  ENTITY AS IS
REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE  BY OR TO ANY  PERSON IS  WRONGFUL  INASMUCH  AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.

        ANY  TRANSFEREE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS PURCHASE OR
HOLDING OF SUCH  CERTIFICATE  (OR ANY  INTEREST  HEREIN) THAT  EITHER  (A) SUCH  TRANSFEREE  IS NOT AN EMPLOYEE
BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME
SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION 4975  OF THE CODE (EACH,  A "PLAN"),  OR ANY PERSON
(INCLUDING,  WITHOUT  LIMITATION,  AN INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS
USING "PLAN ASSETS," WITHIN THE MEANING OF THE U.S.  DEPARTMENT OF LABOR REGULATION  PROMULGATED AT 29 C.F.R.ss.
2510.3-101,  OF ANY PLAN (EACH,  A "PLAN  INVESTOR") TO  EFFECT SUCH  ACQUISITION,  (B) IT HAS  ACQUIRED AND IS
HOLDING  THIS  CERTIFICATE  IN  RELIANCE  ON  U.S.  DEPARTMENT  OF  LABOR  PROHIBITED   TRANSACTION   EXEMPTION
("PTE") 94-29,  59 FED.  REG.  14674  (MARCH 29,  1994),  AS MOST  RECENTLY  AMENDED  BY PTE  2002-41,  67 FED.
REG. 54487  (AUGUST 22, 2002) (THE "RFC EXEMPTION"),  AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS
TO THE  AVAILABILITY  OF THE RFC  EXEMPTION  INCLUDING  THAT SUCH  CERTIFICATE  MUST BE  RATED,  AT THE TIME OF
PURCHASE,  NOT LOWER THAN  "BBB-" (OR ITS  EQUIVALENT) BY  STANDARD  & POOR'S,  FITCH OR MOODY'S OR  (C)(I) THE
TRANSFEREE IS AN INSURANCE  COMPANY,  (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THE CERTIFICATE (OR ANY
INTEREST  HEREIN) IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS DEFINED IN U.S.  DEPARTMENT OF LABOR PROHIBITED
TRANSACTION CLASS EXEMPTION  ("PTCE") 95-60),  AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE
95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

        IF THIS CERTIFICATE (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE
PRECEDING  PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT EITHER (A) IS NOT A PLAN OR A PLAN  INVESTOR,
(B) ACQUIRED  SUCH  CERTIFICATE IN COMPLIANCE  WITH THE RFC EXEMPTION OR (C) IS A COMPLYING  INSURANCE  COMPANY
SHALL BE RESTORED,  TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE  OWNER THEREOF
RETROACTIVE  TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY
PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR ANY INTEREST
HEREIN) WAS  EFFECTED IN  VIOLATION  OF THE  RESTRICTIONS  IN  SECTION 5.02(e) OF  THE  POOLING  AND  SERVICING
AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY,  THE TRUSTEE,  THE MASTER  SERVICER,  ANY SUBSERVICER,
AND THE TRUST FUND FROM AND  AGAINST  ANY AND ALL  LIABILITIES,  CLAIMS,  COSTS OR  EXPENSES  INCURRED  BY SUCH
PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. [____]
Class [M-___] Subordinate
Date of Pooling and Servicing Agreement         Principal Balance of the Class M
and Cut-off Date:                               Certificates: $_______________
[______________]
First Distribution Date:                        Initial Certificate Principal Balance of this
[______________]                                Certificate:
                                                $[______________]
Master Servicer:
Residential Funding Corporation
[Assumed] [Schedule] Final
Distribution Date:                              CUSIP
[______________]                                [______________]

                                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                                SERIES ________

               evidencing  a  percentage  interest in any  distributions  allocable to the Class
               M-___ Certificates with respect to the Trust Fund consisting  primarily of a pool of  conventional  one- to  four-family  fixed  interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

        This  Certificate  is payable  solely  from the assets of the Trust  Fund,  and does not  represent  an obligation  of or interest in  Residential  Funding  Mortgage  Securities  I, Inc.,  the Master  Servicer,  the
Trustee  referred to below or GMAC Mortgage Group,  Inc. or any of their  affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or  instrumentality or by Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group,
Inc. or any of their  affiliates.  None of the Company,  the Master Servicer,  GMAC Mortgage Group, Inc. or any
of their  affiliates will have any obligation with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

        This certifies that is the registered  owner of the Percentage  Interest  evidenced by this Certificate
(obtained by dividing the  Certificate  Principal  Balance of this  Certificate  by the  aggregate  Certificate
Principal  Balance of all Class M-___  Certificates,  both as specified  above) in certain  distributions  with respect to a Trust Fund  consisting  primarily of a pool of  conventional  one- to  four-family  fixed interest rate first mortgage loans (the "Mortgage Loans"),  formed and sold by Residential  Funding Mortgage  Securities
I, Inc.  (hereinafter  called the  "Company,"  which term  includes any  successor  entity under the  Agreement referred to below).  The Trust Fund was created pursuant to a Series  Supplement,  dated as specified above, to the Standard Terms of Pooling and Servicing  Agreement  dated as of  ________________  (together,  the "Pooling and  Servicing  Agreement" or the  "Agreement") among  the Company,  the Master  Servicer and  ___________,  as
trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions  of which is set forth  hereafter.
To the extent not  defined  herein,  the  capitalized  terms used  herein  have the  meanings  assigned  in the
Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions of the
Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the  "Distribution  Date"), commencing as described in the  Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last day (or if such last day is not a Business  Day,  the  Business  Day  immediately preceding  such last  day) of the month  immediately  preceding  the month of such  distribution  (the  "Record
Date"),  from the [related]  Available  Distribution Amount in an amount equal to the product of the Percentage
Interest  evidenced by this  Certificate  and the amount (of interest and  principal,  if  any) required  to be distributed to Holders of Class M-___ Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the
Trustee or by a Paying  Agent  appointed by the Trustee in  immediately  available  funds (by wire  transfer or otherwise) for  the account of the Person  entitled  thereto if such Person  shall have so notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

        Notwithstanding  the above, the final distribution on this Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of this Certificate at the office or  agency  appointed  by the  Trustee  for that  purpose  in the  City and  State  of New  York.  The  Initial
Certificate  Principal  Balance of this  Certificate  is set forth above.  The  Certificate  Principal  Balance hereof will be reduced to the extent of the  distributions  allocable  to  principal  and any  Realized  Losses allocable hereto.

        As described  above, any transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or any interest  herein) that  either (a) such transferee is not a
Plan or a Plan Investor,  (b) it has acquired and is holding this  Certificate in reliance on the RFC Exemption and that it understands that there are certain  conditions to the  availability of the RFC Exemption  including that this  Certificate  must be rated,  at the time of purchase,  not lower than "BBB-" (or its  equivalent) by
Standard & Poor's,  Fitch or Moody's or (c) the transferee is a Complying Insurance Company.  In addition,  any purported  Certificate  Owner whose  acquisition or holding of this  Certificate  (or any interest  herein) was effected in  violation of the  restrictions  in  Section 5.02(e) of  the  Agreement  shall  indemnify  and hold harmless the Company,  the Trustee, the Master Servicer,  any Subservicer,  and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

        This  Certificate  is one of a  duly  authorized  issue  of  Certificates  issued  in  several  Classes designated as Mortgage  Pass-Through  Certificates of the Series specified hereon (herein  collectively  called the "Certificates").

        The Certificates are limited in right of payment to certain  collections and recoveries  respecting the
Mortgage Loans, all as more  specifically  set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created  for the  benefit  of  Certificateholders  may be made by the  Master  Servicer  from  time to time for
purposes  other  than  distributions  to   Certificateholders,   such  purposes  including  without  limitation
reimbursement  to the  Company and the Master  Servicer of advances  made,  or certain  expenses  incurred,  by either of them.

        The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification  of the rights and  obligations of the Company,  the Master  Servicer and the Trustee and the
rights of the  Certificateholders  under the Agreement at any time by the Company,  the Master Servicer and the
Trustee with the consent of the Holders of  Certificates  evidencing  in the  aggregate  not less than 66.6% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall  be  conclusive  and  binding  on such  Holder  and upon all  future  holders  of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether  or not  notation  of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the amendment thereof in certain  circumstances  without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration  of  transfer at the  offices or  agencies  appointed  by the Trustee in the City and State of New
York,  duly endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in  writing,  and  thereupon  one or more  new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

        The  Certificates  are  issuable  only as  registered  Certificates  without  coupons in Classes and in denominations  specified in the  Agreement.  As provided in the  Agreement  and subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental  charge  payable  in  connection therewith.

        The  Company,  the Master  Servicer,  the Trustee and the  Certificate  Registrar  and any agent of the
Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is  registered  as the owner hereof for all  purposes,  and neither the Company,  the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New
York.

        The  obligations  created by the  Agreement in respect of the  Certificates  and the Trust Fund created thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the
Trustee and required to be paid to them  pursuant to the Agreement  following  the earlier of (i) the  maturity or other  liquidation of the last Mortgage Loan [in the related Loan Group] subject  thereto or the disposition of all property  acquired upon  foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (ii) the purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans [in the  related  Loan
Group] and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the
Certificates.  The Agreement  permits,  but does not require,  the Master  Servicer to  (i) purchase at a price determined  as provided in the  Agreement  all  remaining  Mortgage  Loans [in the related  Loan Group] and all property  acquired in respect of any  Mortgage  Loan or  (ii) purchase  in whole,  but not in part,  all of the
[related]  Certificates from the Holders thereof;  provided,  that any such option may only be exercised if the
Pool Stated  Principal  Balance of the Mortgage Loans [in the related Loan Group] as of the  Distribution  Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off  Date
Principal Balance of the Mortgage Loans Group [in the related Loan Group].

        Unless the  certificate of  authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

        Dated:_________________                      [TRUSTEE],
                                                     _________________________________________
                                                     as Trustee

                                                     By:______________________________________

                                                     Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

        This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                            [TRUSTEE],
                                            as Certificate Registrar

                                            By:_______________________________________________
                                            Authorized Signatory

                                                  ASSIGNMENT

        FOR VALUE RECEIVED,  the undersigned hereby sell(s),  assign(s) and  transfer(s) unto
_____________________________________________________________________________________________
(Please print or typewrite  name and address  including  postal zip code of  assignee) a  Percentage  Interest evidenced by the within Mortgage  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further  direct the Certificate  Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:

        Dated:_______________________                     _______________________________________
                                                          Signature by or on behalf of assignor

                                                          _______________________________________
                                                          Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions  shall  be made,  by wire  transfer  or  otherwise,  in  immediately  available  funds to
_______________________for  the account of __________________ account number ______________,  or, if mailed by check, to ____________________________.  Applicable statements should be mailed to ________________________.

        This information is provided by  _____________________,  the assignee named above, or ________________, as its agent.

                                                   EXHIBIT C

                                          FORM OF CLASS B CERTIFICATE

        THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE  RELATED  SENIOR  CERTIFICATES  AND THE
RELATED CLASS M CERTIFICATES  [AND CLASS B-1] [CLASS B-2  CERTIFICATES]  DESCRIBED IN THE AGREEMENT (AS DEFINED
HEREIN).

        THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO
SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM REGISTRATION  UNDER SUCH ACT
AND UNDER  APPLICABLE  STATE LAW AND IS TRANSFERRED IN ACCORDANCE  WITH THE PROVISIONS OF  SECTION 5.02  OF THE
AGREEMENT.

        NO  TRANSFER  OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN) MAY  BE MADE TO ANY  PERSON,  UNLESS THE
TRANSFEREE PROVIDES THE TRUSTEE,  THE COMPANY AND THE MASTER SERVICER WITH EITHER (A) A CERTIFICATION  PURSUANT
TO  SECTION 5.02(e) OF  THE  AGREEMENT OR (B) AN  OPINION OF COUNSEL  ACCEPTABLE  TO AND IN FORM AND  SUBSTANCE
SATISFACTORY  TO THE TRUSTEE,  THE COMPANY AND THE MASTER  SERVICER TO THE EFFECT THAT THE PURCHASE AND HOLDING
OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL NOT  CONSTITUTE  OR RESULT IN A NON-EXEMPT
PROHIBITED  TRANSACTION  UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA"),  OR  SECTION 4975  OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED  (THE  "CODE") (OR  COMPARABLE
PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND  WILL NOT SUBJECT THE TRUSTEE, THE COMPANY OR THE MASTER SERVICER
TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS  AND  LIABILITIES  UNDER ERISA OR  SECTION 4975  OF THE
CODE) IN  ADDITION TO THOSE  UNDERTAKEN IN THE  AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF
THE TRUSTEE, THE COMPANY OR THE MASTER SERVICER.

Certificate No. [____]
Class [B-___] Subordinate
Date of Pooling and Servicing Agreement         Principal Balance of the Class B-___
and Cut-off Date:                               Certificates as of the Cut-off Date: $________
[______________]
First Distribution Date:                        Initial Certificate Principal Balance of this
[______________]                                Certificate:
                                                $[______________]
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                CUSIP
[______________]                                [______________]

                                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                                SERIES _______

               evidencing  a  percentage  interest in the  distributions  allocable to the Class
               B-___  Certificates  with respect to a Trust Fund consisting  primarily of a pool of  conventional  one- to  four-family  fixed  interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

        This  Certificate  is payable  solely  from the assets of the Trust  Fund,  and does not  represent  an obligation  of or interest in  Residential  Funding  Mortgage  Securities  I, Inc.,  the Master  Servicer,  the
Trustee  referred to below or GMAC Mortgage Group,  Inc. or any of their  affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or  instrumentality or by Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group,
Inc. or any of their  affiliates.  None of the Company,  the Master Servicer,  GMAC Mortgage Group, Inc. or any
of their  affiliates will have any obligation with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

        This  certifies  that  _______________________  is the  registered  owner  of the  Percentage  Interest evidenced  by this  Certificate  (obtained  by  dividing  the  Initial  Certificate  Principal  Balance of this
Certificate by the aggregate Initial  Certificate  Principal Balance of all Class B-___  Certificates,  both as specified  above) in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of  conventional  one- to  four-family  fixed  interest  rate first  mortgage  loans  (the  "Mortgage
Loans"),  formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company,"
which term includes any successor  entity under the  Agreement  referred to below).  The Trust Fund was created pursuant to a Series  Supplement,  dated as specified  above,  to the Standard  Terms of Pooling and  Servicing
Agreement   dated  as  of   ________________   (together,   the  "Pooling  and  Servicing   Agreement"  or  the
"Agreement") among the Company, the Master Servicer and ___________,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the  "Distribution  Date"), commencing on the first  Distribution  Date specified  above,  to the Person in whose name this  Certificate is registered  at the close of business on the last day (or if such last day is not a Business  Day,  the Business
Day  immediately  preceding  such last day) of the month next  preceding  the month of such  distribution  (the
"Record  Date"),  from the  [related]  Available  Distribution  Amount in an amount equal to the product of the
Percentage  Interest evidenced by this Certificate and the amount (of interest and principal,  if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the
Trustee or by a Paying  Agent  appointed by the Trustee in  immediately  available  funds (by wire  transfer or otherwise) for  the account of the Person  entitled  thereto if such Person  shall have so notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

        Notwithstanding  the above, the final distribution on this Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of this Certificate at the office or  agency  appointed  by the  Trustee  for that  purpose  in the  City and  State  of New  York.  The  Initial
Certificate  Principal  Balance of this  Certificate  is set forth above.  The  Certificate  Principal  Balance hereof will be reduced to the extent of the  distributions  allocable  to  principal  and any  Realized  Losses allocable hereto.

        No  transfer  of this  Class B  Certificate  will be made  unless  such  transfer  is  exempt  from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable state securities laws or is made in  accordance  with said Act and laws.  In the event  that such a transfer  is to be made,  (i) the
Trustee or the Company may require an opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee and the Company  that such  transfer is exempt  (describing  the  applicable  exemption  and the basis  therefor) from  or is being made pursuant to the  registration  requirements  of the  Securities  Act of
1933,  as  amended,  and of any  applicable  statute  of any state and  (ii) the  transferee  shall  execute an investment  letter in the form described by  Section 5.02(e) of  the Agreement.  The Holder hereof  desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee,  the Company,  the Master Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against any liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        As described above, no transfer of this  Certificate (or any interest  herein) shall be made unless the transferee provides the Trustee,  the Company and the Master Servicer with either (a) a certification  pursuant to  Section 5.02(e) of  the Agreement  stating that either  (i) the  transferee  is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions of ERISA or  Section 4975  of the Code (each,  a
"Plan"), or any Person (including,  without  limitation,  an investment manager, a named fiduciary or a trustee of any  Plan) who  is using  "plan  assets,"  within the  meaning of the U.S.  Department  of Labor  regulation promulgated at 29 C.F.R.ss. 2510.3-101,  of any Plan (each, a "Plan  Investor") to  effect such  acquisition or
(ii) the  transferee  is an insurance  company,  the source of funds used to purchase or hold such  Certificate
(or any interest  therein) is an "insurance  company general  account" (as defined in U.S.  Department of Labor
Prohibited  Transaction  Class Exemption  ("PTCE") 95-60  and the conditions set forth in Sections I and III of
PTCE  95-60  have  been  satisfied,  or (b) an  opinion  of  counsel  acceptable  to and in form and  substance satisfactory  to the Trustee,  the Company and the Master  Servicer to the effect that the purchase and holding of this  Certificate  is  permissible  under  applicable  law,  will not  constitute  or result in a non-exempt prohibited  transaction  under  Section 406 of ERISA or Section 4975  of the Code (or comparable  provisions of any  subsequent  enactments),  and will not subject  the  Trustee,  the  Company or the Master  Servicer to any
obligation or liability  (including  obligations or  liabilities  under ERISA or  Section 4975  of the Code) in addition  to those  undertaken  in the  Agreement,  which  opinion  of  counsel  shall not be an expense of the
Trustee, the Company or the Master Servicer.

        This  Certificate  is one of a  duly  authorized  issue  of  Certificates  issued  in  several  Classes designated as Mortgage  Pass-Through  Certificates of the Series specified hereon (herein  collectively  called the "Certificates").

        The Certificates are limited in right of payment to certain  collections and recoveries  respecting the
Mortgage Loans, all as more  specifically  set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created  for the  benefit  of  Certificateholders  may be made by the  Master  Servicer  from  time to time for
purposes  other  than  distributions  to   Certificateholders,   such  purposes  including  without  limitation
reimbursement  to the  Company and the Master  Servicer of advances  made,  or certain  expenses  incurred,  by either of them.

        The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification  of the rights and  obligations of the Company,  the Master  Servicer and the Trustee and the
rights of the  Certificateholders  under the Agreement at any time by the Company,  the Master Servicer and the
Trustee with the consent of the Holders of  Certificates  evidencing  in the  aggregate  not less than 66.6% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall  be  conclusive  and  binding  on such  Holder  and upon all  future  holders  of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether  or not  notation  of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the amendment thereof in certain  circumstances  without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration  of  transfer at the  offices or  agencies  appointed  by the Trustee in the City and State of New
York,  duly endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in  writing,  and  thereupon  one or more  new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

        The  Certificates  are  issuable  only as  registered  Certificates  without  coupons in Classes and in denominations  specified in the  Agreement.  As provided in the  Agreement  and subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental  charge  payable  in  connection therewith.

        The  Company,  the Master  Servicer,  the Trustee and the  Certificate  Registrar  and any agent of the
Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is  registered  as the owner hereof for all  purposes,  and neither the Company,  the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New
York.

        The  obligations  created by the  Agreement in respect of the  Certificates  and the Trust Fund created thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the
Trustee and required to be paid to them  pursuant to the Agreement  following  the earlier of (i) the  maturity or other  liquidation of the last Mortgage Loan [in the related Loan Group] subject  thereto or the disposition of all property  acquired upon  foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (ii) the purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans [in the  related  Loan
Group] and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the
Certificates.  The Agreement  permits,  but does not require,  the Master  Servicer to  (i) purchase at a price determined  as provided in the  Agreement  all  remaining  Mortgage  Loans [in the related  Loan Group] and all property  acquired in respect of any  Mortgage  Loan or  (ii) purchase  in whole,  but not in part,  all of the
[related]  Certificates from the Holders thereof;  provided,  that any such option may only be exercised if the
Pool Stated  Principal  Balance of the Mortgage Loans [in the related Loan Group] as of the  Distribution  Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off  Date
Principal Balance of the Mortgage Loans Group [in the related Loan Group].

        Unless the  certificate of  authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

        Dated:_________________                      [TRUSTEE],
                                                     _________________________________________
                                                     as Trustee

                                                     By:______________________________________

                                                     Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

        This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                            [TRUSTEE],
                                            as Certificate Registrar

                                            By:_______________________________________________
                                            Authorized Signatory

                                                  ASSIGNMENT

        FOR VALUE RECEIVED,  the undersigned hereby sell(s),  assign(s) and  transfer(s) unto
_____________________________________________________________________________________________
(Please print or typewrite  name and address  including  postal zip code of  assignee) a  Percentage  Interest evidenced by the within Mortgage  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further  direct the Certificate  Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:

        Dated:_______________________                     _______________________________________
                                                          Signature by or on behalf of assignor

                                                          _______________________________________
                                                          Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions  shall  be made,  by wire  transfer  or  otherwise,  in  immediately  available  funds to
_______________________for  the account of __________________ account number ______________,  or, if mailed by check, to ____________________________.  Applicable statements should be mailed to ________________________.

        This information is provided by  _____________________,  the assignee named above, or ________________, as its agent.

                                                  EXHIBIT D

                                          FORM OF CLASS R CERTIFICATE

        THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A NON-UNITED  STATES PERSON OR A DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

        SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "RESIDUAL  INTEREST" IN A "REAL
ESTATE  MORTGAGE  INVESTMENT  CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        NO  TRANSFER  OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN) MAY  BE MADE TO ANY  PERSON,  UNLESS THE
TRANSFEREE PROVIDES THE TRUSTEE,  THE COMPANY AND THE MASTER SERVICER WITH EITHER (A) A CERTIFICATION  PURSUANT
TO  SECTION 5.02(e) OF  THE  AGREEMENT OR (B) AN  OPINION OF COUNSEL  ACCEPTABLE  TO AND IN FORM AND  SUBSTANCE
SATISFACTORY  TO THE TRUSTEE,  THE COMPANY AND THE MASTER  SERVICER TO THE EFFECT THAT THE PURCHASE AND HOLDING
OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL NOT  CONSTITUTE  OR RESULT IN A NON-EXEMPT
PROHIBITED  TRANSACTION  UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA"),  OR SECTION 4975 OF THE CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND  WILL NOT
SUBJECT THE TRUSTEE, THE COMPANY OR THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS
AND  LIABILITIES  UNDER ERISA OR SECTION 4975  OF THE CODE) IN  ADDITION TO THOSE  UNDERTAKEN IN THE AGREEMENT,
WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE COMPANY OR THE MASTER SERVICER.

        ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE  ONLY IF THE  PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER  SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE IS
NOT (A) THE UNITED STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES,
OR  ANY  AGENCY  OR  INSTRUMENTALITY  OF ANY OF  THE  FOREGOING  (OTHER  THAN  AN  INSTRUMENTALITY  WHICH  IS A
CORPORATION  IF ALL OF ITS  ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE  MAC, A MAJORITY OF ITS BOARD
OF  DIRECTORS  IS NOT  SELECTED  BY SUCH  GOVERNMENTAL  UNIT),  (B) A  FOREIGN  GOVERNMENT,  ANY  INTERNATIONAL
ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING,  (C) ANY  ORGANIZATION  (OTHER THAN
CERTAIN  FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF THE  CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY
CHAPTER 1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED  BY  SECTION 511  OF THE CODE
(INCLUDING  THE TAX  IMPOSED BY  SECTION 511  OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL
ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN  SECTION 1381(A)(2)(C) OF  THE CODE,  (E) AN  ELECTING LARGE
PARTNERSHIP  UNDER  SECTION 775(A) OF  THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED
ORGANIZATION,  (2) NO  PURPOSE OF SUCH  TRANSFER IS TO IMPEDE THE  ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH
TRANSFEREE  SATISFIES  CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE  FINANCIAL  CONDITION  OF THE  PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE  REGISTRATION  IN THE  CERTIFICATE  REGISTER OR ANY  TRANSFER,  SALE OR OTHER
DISPOSITION  OF THIS  CERTIFICATE TO A DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,
SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON SHALL NOT BE
DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY  PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF
DISTRIBUTIONS ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE BY ACCEPTANCE OF THIS  CERTIFICATE  SHALL
BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. [____]
Class [R-___] Senior
Date of Pooling and Servicing Agreement         Aggregate Initial Certificate Principal
and Cut-off Date:                               Balance of the Class R-___ Certificates:
[______________]                                $100.00
First Distribution Date:                        Initial Certificate Principal Balance of this
[______________]                                Certificate:
                                                $[______________]
Master Servicer:                                Percentage Interest: _____%
Residential Funding Corporation
Assumed Final Distribution Date:                CUSIP
[______________]                                [______________]

                                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                                SERIES _______

               evidencing  a  percentage  interest in the  distributions  allocable to the Class
               R[-__]  Certificates with respect to a Trust Fund consisting  primarily of a pool of  conventional  one- to  four-family  fixed  interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

        This  Certificate  is payable  solely  from the assets of the Trust  Fund,  and does not  represent  an obligation  of or interest in  Residential  Funding  Mortgage  Securities  I, Inc.,  the Master  Servicer,  the
Trustee  referred to below or GMAC Mortgage Group,  Inc. or any of their  affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or  instrumentality or by Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group,
Inc. or any of their  affiliates.  None of the Company,  the Master Servicer,  GMAC Mortgage Group, Inc. or any
of their  affiliates will have any obligation with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

        This certifies that is the registered  owner of the Percentage  Interest  evidenced by this Certificate
(obtained by dividing the Initial  Certificate  Principal  Balance of this Certificate by the aggregate Initial
Certificate  Principal  Balance  of  all  Class  R[-__]  Certificates,  both  as  specified  above) in  certain distributions  with respect to the Trust Fund  consisting  primarily  of an interest in a pool of  conventional one- to  four-family  fixed  interest rate first  mortgage  loans (the  "Mortgage  Loans"),  formed and sold by
Residential  Funding  Mortgage  Securities I, Inc.  (hereinafter  called the "Company," which term includes any successor  entity  under the  Agreement  referred to below).  The Trust Fund was  created  pursuant to a Series
Supplement,  dated as specified  above,  to the Standard Terms of Pooling and Servicing  Agreement  dated as of
________________  (together,  the "Pooling and Servicing Agreement" or the  "Agreement") among the Company, the
Master Servicer and ___________,  as trustee (the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject  to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the  "Distribution  Date"), commencing as described in the  Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last day (or if such last day is not a Business  Day,  the  Business  Day  immediately preceding  such last  day) of the month  immediately  preceding  the month of such  distribution  (the  "Record
Date"),  from the [related]  Available  Distribution Amount in an amount equal to the product of the Percentage
Interest  evidenced by this  Certificate  and the amount (of interest and  principal,  if  any) required  to be distributed to Holders of Class R Certificates on such Distribution Date.

        Each  Holder of this  Certificate  will be deemed to have  agreed to be bound by the  restrictions  set forth in the Agreement to the effect that (i) each  person holding or acquiring any Ownership  Interest in this
Certificate  must be a United  States  Person and a Permitted  Transferee,  (ii) the  transfer of any Ownership
Interest in this Certificate  will be conditioned  upon the delivery to the Trustee of, among other things,  an affidavit to the effect that it is a United  States  Person and Permitted  Transferee,  (iii) any  attempted or purported  transfer of any Ownership  Interest in this  Certificate in violation of such  restrictions  will be absolutely  null and void and will vest no rights in the  purported  transferee,  and (iv) if any person  other than a United States Person and a Permitted  Transferee  acquires any Ownership Interest in this Certificate in violation  of such  restrictions,  then the Company  will have the right,  in its sole  discretion  and without notice to the Holder of this  Certificate,  to sell this  Certificate  to a purchaser  selected by the Company, which  purchaser  may be the Company,  or any  affiliate of the Company,  on such terms and  conditions  as the
Company may choose.

        Notwithstanding  the above, the final distribution on this Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of this Certificate at the office or  agency  appointed  by the  Trustee  for that  purpose  in the  City and  State  of New  York.  The  Initial
Certificate  Principal  Balance of this  Certificate  is set forth above.  The  Certificate  Principal  Balance hereof  will be  reduced  to the  extent of  distributions  allocable  to  principal  and any  Realized  Losses allocable  hereto.  Notwithstanding  the reduction of the  Certificate  Principal  Balance hereof to zero, this
Certificate will remain  outstanding under the Agreement and the Holder hereof may have additional  obligations with  respect to this  Certificate,  including  tax  liabilities,  and may be  entitled  to certain  additional distributions hereon, in accordance with the terms and provisions of the Agreement.

        As described above, no transfer of this  Certificate (or any interest  herein) shall be made unless the transferee provides the Trustee,  the Company and the Master Servicer with either (a) a certification  pursuant to  Section 5.02(e) of  the  Agreement  stating that the  transferee  is not an employee  benefit or other plan subject to the prohibited  transaction  provisions of ERISA or  Section 4975  of the Code (each, a "Plan"),  or any Person (including,  without limitation,  an insurance company investing its general accounts, an investment manager,  a named  fiduciary or a trustee of any  Plan) who is using "plan  assets,"  within the meaning of the
U.S.  Department  of Labor  regulation  promulgated  at 29 C.F.R.ss.  2510.3-101,  of any Plan  (each,  a "Plan
Investor") to  effect such  acquisition,  or (b) an opinion of counsel  acceptable to and in form and substance satisfactory  to the Trustee,  the Company and the Master  Servicer to the effect that the purchase and holding of this  Certificate  is  permissible  under  applicable  law,  will not  constitute  or result in a non-exempt prohibited  transaction  under  Section 406 of ERISA or Section 4975  of the Code (or comparable  provisions of any  subsequent  enactments),  and will not subject  the  Trustee,  the  Company or the Master  Servicer to any
obligation or liability  (including  obligations or  liabilities  under ERISA or  Section 4975  of the Code) in addition  to those  undertaken  in the  Agreement,  which  opinion  of  counsel  shall not be an expense of the
Trustee, the Company or the Master Servicer.

        This  Certificate  is one of a  duly  authorized  issue  of  Certificates  issued  in  several  Classes designated as Mortgage  Pass-Through  Certificates of the Series specified hereon (herein  collectively  called the "Certificates").

        The Certificates are limited in right of payment to certain  collections and recoveries  respecting the
Mortgage Loans, all as more  specifically  set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created  for the  benefit  of  Certificateholders  may be made by the  Master  Servicer  from  time to time for
purposes  other  than  distributions  to   Certificateholders,   such  purposes  including  without  limitation
reimbursement  to the  Company and the Master  Servicer of advances  made,  or certain  expenses  incurred,  by either of them.

        The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification  of the rights and  obligations of the Company,  the Master  Servicer and the Trustee and the
rights of the  Certificateholders  under the Agreement at any time by the Company,  the Master Servicer and the
Trustee with the consent of the Holders of  Certificates  evidencing  in the  aggregate  not less than 66.6% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall  be  conclusive  and  binding  on such  Holder  and upon all  future  holders  of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether  or not  notation  of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the amendment thereof in certain  circumstances  without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration  of  transfer at the  offices or  agencies  appointed  by the Trustee in the City and State of New
York,  duly endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in  writing,  and  thereupon  one or more  new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

        The  Certificates  are  issuable  only as  registered  Certificates  without  coupons in Classes and in denominations  specified in the  Agreement.  As provided in the  Agreement  and subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental  charge  payable  in  connection therewith.

        The  Company,  the Master  Servicer,  the Trustee and the  Certificate  Registrar  and any agent of the
Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is  registered  as the owner hereof for all  purposes,  and neither the Company,  the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New
York.

        The  obligations  created by the  Agreement in respect of the  Certificates  and the Trust Fund created thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the
Trustee and required to be paid to them  pursuant to the Agreement  following  the earlier of (i) the  maturity or other  liquidation of the last Mortgage Loan [in the related Loan Group] subject  thereto or the disposition of all property  acquired upon  foreclosure  or deed in lieu of  foreclosure  of any Mortgage Loan and (ii) the purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans [in the  related  Loan
Group] and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the
Certificates.  The Agreement  permits,  but does not require,  the Master  Servicer to  (i) purchase at a price determined  as provided in the  Agreement  all  remaining  Mortgage  Loans [in the related  Loan Group] and all property  acquired in respect of any  Mortgage  Loan or  (ii) purchase  in whole,  but not in part,  all of the
[related]  Certificates from the Holders thereof;  provided,  that any such option may only be exercised if the
Pool Stated  Principal  Balance of the Mortgage Loans [in the related Loan Group] as of the  Distribution  Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off  Date
Principal Balance of the Mortgage Loans Group [in the related Loan Group].

        Reference  is hereby  made to the  further  provisions  of this  Certificate  set forth on the  reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the  certificate of  authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

        Dated:_________________                      [TRUSTEE],
                                                     _________________________________________
                                                     as Trustee

                                                     By:______________________________________

                                                     Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

        This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                            [TRUSTEE],
                                            as Certificate Registrar

                                            By:_______________________________________________
                                            Authorized Signatory

                                                  ASSIGNMENT

        FOR VALUE RECEIVED,  the undersigned hereby sell(s),  assign(s) and  transfer(s) unto
_____________________________________________________________________________________________
(Please print or typewrite  name and address  including  postal zip code of  assignee) a  Percentage  Interest evidenced by the within Mortgage  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further  direct the Certificate  Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:

        Dated:_______________________                     _______________________________________
                                                          Signature by or on behalf of assignor

                                                          _______________________________________
                                                          Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions  shall  be made,  by wire  transfer  or  otherwise,  in  immediately  available  funds to
_______________________for  the account of __________________ account number ______________,  or, if mailed by check, to ____________________________.  Applicable statements should be mailed to ________________________.

        This information is provided by  _____________________,  the assignee named above, or ________________, as its agent.

                                                   EXHIBIT E

                                       FORM OF SELLER/SERVICER CONTRACT

        This  Seller/Servicer  Contract (as may be amended,  supplemented  or otherwise  modified  from time to time,  this  "Contract") is  made  this  day  of  _____________,  20__,  by  and  between  Residential  Funding
Corporation,  its successors and assigns  ("Residential  Funding") and  (the  "Seller/Servicer,"  and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS,  the Seller/Servicer  desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential  Funding  desires to purchase Loans from the  Seller/Servicer  and/or have the  Seller/Servicer service  various of its Loans,  pursuant to the terms of this Contract and the  Residential  Funding Seller and
Servicer Guides incorporated  herein by reference,  as amended,  supplemented or otherwise modified,  from time to time (together, the "Guides").

        NOW, THEREFORE,  in consideration of the premises,  and the terms,  conditions and agreements set forth below, the parties agree as follows:

INCORPORATION OF GUIDES BY REFERENCE.

        The  Seller/Servicer  acknowledges  that it has received  and read the Guides.  All  provisions  of the
Guides are  incorporated  by  reference  into and made a part of this  Contract,  and shall be binding upon the parties;  provided,  however,  that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for  Residential  Funding  only if and for so long as it shall  have been  authorized  to do so by  Residential
Funding in writing.  Specific  reference in this  Contract to  particular  provisions  of the Guides and not to other  provisions  does not mean that those  provisions of the Guides not  specifically  cited in this Contract are not  applicable.  All terms used  herein  shall have the same  meanings  as such terms have in the  Guides, unless the context clearly requires otherwise.

AMENDMENTS.

        This  Contract may not be amended or modified  orally,  and no provision of this Contract may be waived or amended  except in writing  signed by the party against whom  enforcement  is sought.  Such a written waiver or amendment must expressly  reference this  Contract.  However,  by their terms,  the Guides may be amended or supplemented  by Residential  Funding from time to time. Any such  amendment(s) to  the Guides shall be binding upon the parties hereto.

REPRESENTATIONS AND WARRANTIES.

A.      Reciprocal Representations and Warranties.

        The  Seller/Servicer  and Residential  Funding each represents and warrants to the other that as of the date of this Contract:

(1)     Each  party  is  duly  organized,  validly  existing,  and in  good  standing  under  the  laws  of its jurisdiction  of  organization,  is  qualified,  if  necessary,  to do  business  and in good  standing in each jurisdiction  in which it is required to be so qualified,  and has the  requisite  power and authority to enter into this  Contract  and all other  agreements  which are  contemplated  by this  Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2)     This Contract has been duly  authorized,  executed and delivered by each party and  constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3)     There is no action,  proceeding or investigation pending or threatened,  and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4)     Insofar as its capacity to carry out any obligation under this Contract is concerned,  neither party is in violation of any charter, articles of incorporation,  bylaws, mortgage, indenture, indebtedness,  agreement, instrument,  judgment,  decree,  order, statute, rule or regulation and none of the foregoing adversely affects its  capacity  to fulfill  any of its  obligations  under this  Contract.  Its  execution  of, and  performance pursuant to, this Contract will not result in a violation of any of the foregoing.

B.      Seller/Servicer's Representations, Warranties and Covenants.

        In addition to the  representations,  warranties and covenants made by the Seller/Servicer  pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer  makes the representations,  warranties and covenants set forth in the Guides and, upon request,  agrees to deliver to Residential  Funding the certified  Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur,  Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the  Seller/Servicer  represent that it is acting as an agent of Residential  Funding.
The Seller/Servicer shall, at all times, act as an independent contractor.

PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates,  amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing  agreement executed by the  Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

ASSIGNMENT.

        This Contract may not be assigned or transferred,  in whole or in part, by the Seller/Servicer  without the prior written consent of Residential Funding.  Residential Funding may sell, assign,  convey,  hypothecate, pledge or in any other way transfer,  in whole or in part, without restriction,  its rights under this Contract and the Guides with respect to any Commitment or Loan.

NOTICES.

        All notices,  requests,  demands or other communications that are to be given under this Contract shall be in writing,  addressed to the appropriate  parties and sent by telefacsimile  or by overnight  courier or by
United States mail,  postage prepaid,  to the addresses and  telefacsimile  numbers  specified below.  However, another name, address and/or  telefacsimile  number may be substituted by the  Seller/Servicer  pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential  Funding,  notices must be sent to the appropriate address or telefacsimile  number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

        Attention:
        Telefacsimile Number: (_____) _____-_________

JURISDICTION AND VENUE.

        Each of the parties  irrevocably  submits to the  jurisdiction of any state or federal court located in
Hennepin  County,  Minnesota,  over any action,  suit or  proceeding  to enforce or defend any right under this
Contract or otherwise  arising from any loan sale or servicing  relationship  existing in connection  with this
Contract,  and each of the  parties  irrevocably  agrees  that all  claims  in  respect  of any such  action or proceeding may be heard or determined in such state or federal court.  Each of the parties  irrevocably  waives the  defense  of an  inconvenient  forum to the  maintenance  of any such  action or  proceeding  and any other substantive  or procedural  rights or remedies it may have with respect to the  maintenance  of any such action or  proceeding  in any such  forum.  Each of the  parties  agrees  that a final  judgment in any such action or proceeding  shall be  conclusive  and may be enforced in any other  jurisdiction  by suit on the judgment or in any other manner  provided by law.  Each of the parties  further  agrees not to institute  any legal actions or proceedings  against the other party or any director,  officer,  employee,  attorney,  agent or property of the other party,  arising out of or relating to this Contract in any court other than as  hereinabove  specified in this paragraph 9.

MISCELLANEOUS.

        This  Contract,  including all  documents  incorporated  by reference  herein,  constitutes  the entire understanding  between the parties  hereto and  supersedes all other  agreements,  covenants,  representations, warranties,  understandings  and communications  between the parties,  whether written or oral, with respect to the transactions  contemplated by this Contract.  All paragraph  headings  contained herein are for convenience only and shall not be construed as part of this  Contract.  Any  provision of this  Contract that is prohibited or  unenforceable  in any  jurisdiction  shall, as to such  jurisdiction,  be ineffective to the extent of such prohibition or  unenforceability  without  invalidating the remaining portions hereof or affecting the validity or  enforceability  of such provision in any other  jurisdiction,  and, to this end, the provisions  hereof are severable.  This  Contract  shall be governed by, and construed  and enforced in  accordance  with,  applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF,  the duly authorized  officers of the  Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                      SELLER/SERVICER
[Corporate Seal]                             (Name of Seller/Servicer)
By:                                          By:
            (Signature)                                         (Signature)
By:                                          By:
            (Typed Name)                                       (Typed Name)
Title:                                       Title:

-----------------------------------------------------------------------------------------------

ATTEST:                                      RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]
By:                                          By:
            (Signature)                                         (Signature)
By:                                          By:

Title:                                       Title:

                                                   EXHIBIT F

                                         FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the referenced  pool, we request the release of the Mortgage Loan File described below.

Series Supplement, to the Standard Terms of Pooling and Servicing Agreement,

Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):

Reason for Document Request: (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in  connection  with such  payments  which are required  to be  deposited  have  been or  will be so  deposited  as  provided  in the  Pooling  and  Servicing
Agreement."

Residential Funding Corporation

Authorized Signature
******************************************************************************

TO  CUSTODIAN/TRUSTEE:  Please acknowledge this request,  and check off documents being enclosed with a copy of this  form.  You  should  retain  this form for your  files in  accordance  with the terms of the  Pooling  and
Servicing Agreement.

Enclosed Documents:   [ ] Promissory Note
                      [ ] Primary Insurance Policy
                      [ ] Mortgage or Deed of Trust
                      [ ] Assignment(s) of Mortgage or Deed of Trust
                      [ ] Title Insurance Policy
                      [ ] Other:

Name:___________________
Title:
Date:

                                                  EXHIBIT G-1

                                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF              )
                      ) ss.:
COUNTY OF             )

        [NAME OF OFFICER], being first duly sworn, deposes and says:

1.      That he is  [Title  of  Officer]  of  [Name of  Owner]  (record  or  beneficial  owner of the  Mortgage
 Pass-Through Certificates,  Series _______, Class R[-__] (the "Owner")), a [savings institution] [corporation]
 duly  organized  and  existing  under the laws of [the State of ] [the United  States],  on behalf of which he makes this affidavit and agreement.

2.      That  the  Owner  (i) is  not and  will  not be a  "disqualified  organization"  or an  electing  large partnership as of [date of transfer] within the meaning of Sections  860E(e)(5) and 775, respectively,  of the
 Internal   Revenue  Code  of  1986,  as  amended  (the   "Code") or  an  electing  large   partnership   under
 Section 775(a) of  the Code,  (ii) will endeavor to remain other than a disqualified  organization for so long as it retains its  ownership  interest in the Class  R[-__]  Certificates,  and (iii) is  acquiring  the Class
 R[-__]  Certificates  for its own  account or for the account of another  Owner from which it has  received an affidavit and agreement in  substantially  the same form as this affidavit and  agreement.  (For this purpose, a "disqualified  organization"  means an electing large  partnership under Section 775 of the Code, the United
 States,  any state or political  subdivision  thereof,  any agency or  instrumentality of any of the foregoing
 (other than an  instrumentality  all of the activities of which are subject to tax and, except for the Federal
 Home  Loan  Mortgage  Corporation,  a  majority  of  whose  board of  directors  is not  selected  by any such governmental  entity) or any foreign government,  international  organization or any agency or instrumentality of such foreign government or organization,  any rural electric or telephone cooperative,  or any organization
 (other than  certain  farmers'  cooperatives) that  is generally  exempt from  federal  income tax unless such organization is subject to the tax on unrelated business taxable income).

3.      That the Owner is aware (i) of the tax that would be imposed on transfers of Class R[-__]  Certificates to disqualified  organizations or electing large  partnerships,  under the Code, that applies to all transfers of Class R[-__]  Certificates  after March 31, 1988;  (ii) that such tax would be on the transferor  (or, with respect to  transfers to electing  large  partnerships,  on each such  partnership),  or, if such  transfer is through an agent (which person includes a broker,  nominee or middleman) for a disqualified  organization,  on
 the  agent;   (iii) that   the  person   (other   than  with   respect  to   transfers   to   electing   large
 partnerships) otherwise  liable  for the tax shall be  relieved  of  liability  for the tax if the  transferee furnishes to such person an affidavit  that the  transferee  is not a  disqualified  organization  and, at the time of transfer,  such person does not have actual  knowledge that the affidavit is false;  and (iv) that the
 Class R[-__] Certificates may be "noneconomic  residual interests" within the meaning of Treasury  regulations promulgated  pursuant to the Code and that the  transferor  of a  noneconomic  residual  interest  will remain liable for any taxes due with respect to the income on such residual interest,  unless no significant  purpose of the transfer was to impede the assessment or collection of tax.

4.      That  the  Owner  is  aware  of the  tax  imposed  on a  "pass-through  entity"  holding  Class  R[-__]
 Certificates  if either the  pass-through  entity is an electing large  partnership  under  Section 775 of the
 Code or if at any time during the taxable year of the pass-through  entity a disqualified  organization is the record  holder  of an  interest  in such  entity.  (For this  purpose,  a "pass  through  entity"  includes  a regulated  investment  company,  a real estate investment trust or common trust fund, a partnership,  trust or estate, and certain cooperatives.)

5.      The Owner is either (i) a citizen or resident of the United States, (ii) a corporation,  partnership or other entity  treated as a corporation  or a partnership  for U.S.  federal income tax purposes and created or organized in or under the laws of the United  States,  any state  thereof or the  District of Columbia  (other than a partnership that is not treated as a United States person under any applicable  Treasury  regulations),
 (iii) an  estate that is described in  Section 7701(a)(30)(D) of  the Code,  or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6.      The  Owner  hereby  agrees  that it will not cause  income  from the Class  R[-__]  Certificates  to be attributable to a foreign  permanent  establishment or fixed base (within the meaning of an applicable  income tax treaty) of the Owner of another United States taxpayer.

7.      That the  Owner is aware  that  the  Trustee  will not  register  the  transfer  of any  Class  R[- __]
 Certificates  unless the transferee,  or the  transferee's  agent,  delivers to it an affidavit and agreement, among other things,  in  substantially  the same form as this  affidavit and  agreement.  The Owner  expressly agrees that it will not consummate  any such transfer if it knows or believes that any of the  representations contained in such affidavit and agreement are false.

8.      That the Owner has reviewed  the  restrictions  set forth on the face of the Class R[-__]  Certificates and the  provisions of  Section 5.02(f) of  the Pooling and Servicing  Agreement  under which the Class R[-__]
 Certificates were issued (in particular,  clause (iii)(A) and (iii)(B) of  Section 5.02(f) which authorize the
 Trustee to deliver  payments to a person  other than the Owner and  negotiate a mandatory  sale by the Trustee in the event the Owner holds such  Certificates in violation of  Section 5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9.      That the Owner consents to any additional  restrictions or arrangements  that shall be deemed necessary upon advice of counsel to  constitute a reasonable  arrangement  to ensure that the Class R[-__]  Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10.     The Owner's Taxpayer Identification Number is ________________.

11.     This affidavit and agreement  relates only to the Class R[-__]  Certificates  held by the Owner and not to any other holder of the Class R[-__]  Certificates.  The Owner  understands that the liabilities  described herein relate only to the Class R[-__] Certificates.

12.     That no purpose of the Owner  relating to the transfer of any of the Class R[-__]  Certificates  by the
 Owner is or will be to impede the  assessment  or collection  of any tax; in making this  representation,  the
 Owner  warrants  that the  Owner is  familiar  with  (i) Treasury  Regulation  Section 1.860E-1(c) and  recent amendments  thereto,  effective as of July 19,  2002,  and (ii) the  preamble  describing  the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

13.     That the Owner has no present  knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the  Certificates  remain  outstanding.  In this  regard,  the Owner hereby represents  to and for the benefit of the person from whom it acquired the Class R[-__]  Certificate  that the
 Owner intends to pay taxes  associated  with holding such Class R[- __]  Certificate as they become due, fully understanding  that it may incur tax  liabilities  in excess of any cash flows  generated  by the Class R[-__]
 Certificate.

14.     That the Owner has no present  knowledge or expectation  that it will become  insolvent or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

15.     (a)    The Owner is not an employee  benefit plan or other plan subject to the  prohibited  transaction provisions of the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Code (each, a "Plan"), or any Person (including,  without  limitation,  an insurance company investing its general  accounts,  an  investment  manager,  a named  fiduciary or a trustee of any  Plan) who is using "plan assets,"  within  the  meaning  of the  U.S.  Department  of  Labor  regulation  promulgated  at 29  C.F.R.ss.
 2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition; or

(b)     The Owner has  provided  the Trustee,  the Company and the Master  Servicer  with an opinion of counsel acceptable to and in form and substance  satisfactory  to the Trustee,  the Company and the Master  Servicer to
the effect that the  purchase  and holding of  Certificates  is  permissible  under  applicable  law,  will not constitute or result in any non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments) and  will not  subject the  Trustee,  the
Company or the Master  Servicer to any obligation or liability  (including  obligations  or  liabilities  under
ERISA or  Section 4975  of the Code) in  addition to those  undertaken in the Pooling and Servicing  Agreement, which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

        In addition,  the Owner hereby certifies,  represents and warrants to, and covenants with, the Company, the Trustee and the Master  Servicer that the Purchaser will not transfer such  Certificates  to any transferee unless such transferee meets the requirements set forth in either (a) or (b) above.

        Capitalized  terms used but not  defined  herein  shall have the  meanings  assigned in the Pooling and
Servicing Agreement.

        IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf,  pursuant to the authority  of its  Board of  Directors,  by its  [Title  of  Officer]  and its  corporate  seal to be  hereunto attached, attested by its [Assistant] Secretary, this day of _____,___ 200__.

                                            [NAME OF OWNER]

                                            By:_______________________________________________
                                            [Name of Officer]
                                            [Title of Officer]
[Corporate Seal]

ATTEST:

        _______
[Assistant] Secretary

        Personally  appeared before me the above-named [Name of Officer],  known or proved to me to be the same person who executed the foregoing  instrument and to be the [Title of Officer] of the Owner,  and  acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

        Subscribed and sworn before me this ___ day of ________, 200 __.

                                            NOTARY PUBLIC

                                            COUNTY OF_________________________________________

                                            STATE OF__________________________________________

                                            My Commission expires the __ day of _____, 20__.

                                                   EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs).  The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.  Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

        The  collection  of  information  in this  final  rule has  been  reviewed  and,  pending  receipt  and evaluation of public comments,  approved by the Office of Management and Budget  (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

        The collection of information in this regulation is in Sec. 1.860E  -1(c)(5)(ii).  This  information is required to enable the IRS to verify that a taxpayer  is  complying  with the  conditions  of this  regulation.
The  collection  of  information  is mandatory  and is required.  Otherwise,  the taxpayer will not receive the benefit of safe harbor  treatment as provided in the  regulation.  The likely  respondents  are  businesses and other for-profit institutions.

        Comments  on the  collection  of  information  should be sent to the Office of  Management  and Budget,
Attn:  Desk  Officer  for the  Department  of the  Treasury,  Office of  Information  and  Regulatory  Affairs,
Washington,  DC, 20503,  with copies to the Internal  Revenue  Service,  Attn: IRS Reports  Clearance  Officer,
W:CAR:MP:FP:S,  Washington,  DC  20224.  Comments  on the  collection  of  information  should be  received  by
September 17, 2002.  Comments are specifically requested concerning:

        Whether the collection of  information is necessary for the proper  performance of the functions of the
Internal Revenue Service, including whether the information will have practical utility;

        The accuracy of the estimated burden associated with the collection of information (see below);

        How the quality, utility, and clarity of the information to be collected may be enhanced;

        How the burden of complying  with the  collection of information  may be minimized,  including  through the application of automated collection techniques or other forms of information technology; and

        Estimates of capital or start-up  costs and costs of  operation,  maintenance,  and purchase of service to provide information.

        An agency may not conduct or sponsor,  and a person is not  required  to respond  to, a  collection  of information unless it displays a valid control number assigned by the Office of Management and Budget.

        The estimated total annual reporting  burden is 470 hours,  based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

        Books or records  relating to a collection of  information  must be retained as long as their  contents may become material in the  administration of any internal revenue law.  Generally,  tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

        This document  contains  final  regulations  regarding  the proposed  amendments to 26 CFR part 1 under
Section 860E of the Internal  Revenue Code (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic REMIC residual interest meeting the investigation and  representation  requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

        Final  regulations  governing  REMICs,  issued  in  1992,  contain  rules  governing  the  transfer  of noneconomic  REMIC  residual  interests.  In  general,  a  transfer  of  a  noneconomic  residual  interest  is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the  transferor to impede the  assessment  or  collection of tax. A purpose to impede the  assessment or collection of tax (a wrongful  purpose) exists if the transferor,  at the time of the transfer,  either knew or should  have  known  that the  transferee  would be  unwilling  or  unable to pay taxes due on its share of the
REMIC's taxable income.

        Under a safe harbor,  the transferor of a REMIC  noneconomic  residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:  (1) the transferor  conducts a reasonable  investigation of the transferee's  financial  condition (the  investigation  requirement);  and (2) the  transferor secures a representation  from  the  transferee  to the  effect  that  the  transferee  understands  the tax  obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

        The IRS and Treasury have been  concerned  that some  transferors  of  noneconomic  residual  interests claim they satisfy the safe harbor even in  situations  where the  economics of the transfer  clearly  indicate the  transferee is unwilling or unable to pay the tax  associated  with holding the interest.  For this reason, on February 7, 2000,  the IRS published in the Federal  Register (65 FR 5807) a  notice of proposed  rulemaking
(REG-100276-97;  REG-122450-98) designed  to clarify the safe harbor by adding the "formula  test," an economic test.  The proposed  regulation  provides that the safe harbor is  unavailable  unless the present value of the anticipated tax liabilities  associated with holding the residual  interest does not exceed the sum of: (1) The present value of any  consideration  given to the transferee to acquire the interest;  (2) the present value of the expected  future  distributions  on the interest;  and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

        In January 2001, the IRS published Rev. Proc.  2001-12 (2001-3 I.R.B.  335) to set forth an alternative safe  harbor that  taxpayers  could use while the IRS and the  Treasury  considered  comments  on the  proposed regulations.  Under the alternative safe harbor,  if a transferor meets the  investigation  requirement and the representation  requirement  but the transfer  fails to meet the formula test,  the  transferor  may invoke the safe harbor if the  transferee  meets a two-prong  test (the asset  test).  A  transferee  generally  meets the first prong of this test if, at the time of the  transfer,  and in each of the two years  preceding the year of transfer,  the  transferee's  gross  assets  exceed  $100  million  and its net assets  exceed $10  million.  A transferee  generally meets the second prong of this test if it is a domestic,  taxable  corporation and agrees in writing not to transfer the interest to any person other than another  domestic,  taxable  corporation  that also  satisfies  the  requirements  of the asset  test.  A  transferor  cannot  rely on the  asset  test if the transferor  knows,  or has reason to know,  that the transferee  will not comply with its written  agreement to limit the restrictions on subsequent transfers of the residual interest.

        Rev.  Proc.  2001-12  provides  that the asset test fails to be  satisfied in the case of a transfer or assignment of a noneconomic  residual  interest to a foreign  branch of an otherwise  eligible  transferee.  If such a transfer or assignment were permitted,  a corporate  taxpayer might seek to claim that the provisions of an applicable  income tax treaty would resource excess inclusion income as foreign source income,  and that, as a consequence,  any U.S. tax liability  attributable to the excess  inclusion income could be offset by foreign tax credits.  Such a claim would impede the  assessment or collection of U.S. tax on excess  inclusion  income, contrary to the  congressional  purpose of assuring that such income will be taxable in all events.  See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

        The  Treasury  and the IRS have  learned  that  certain  taxpayers  transferring  noneconomic  residual interests to foreign  branches  have  attempted to rely on the formula test to obtain safe harbor  treatment in an effort to impede the  assessment or  collection of U.S. tax on excess  inclusion  income.  Accordingly,  the final  regulations  provide that if a  noneconomic  residual  interest is  transferred  to a foreign  permanent establishment  or fixed base of a U.S.  taxpayer,  the transfer is not eligible for safe harbor treatment under either the asset test or the formula test.  The final  regulations  also require a transferee to represent that it will not cause income from the  noneconomic  residual  interest to be  attributable  to a foreign  permanent establishment or fixed base.

        Section 1.860E-1(c)(8) provides  computational  rules  that a  taxpayer  may use to  qualify  for  safe harbor status under the formula  test.  Section 1.860E-1(c)(8)(i) provides  that the  transferee is presumed to pay tax at a rate  equal  to the  highest  rate of tax  specified  in  Section 11(b).  Some  commentators  were concerned  that this  presumed  rate of  taxation  was too high  because  it does not take  into  consideration taxpayers subject to the alternative  minimum tax rate. In light of the comments  received,  this provision has been amended in the final  regulations  to allow certain  transferees  that compute their taxable  income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.

        Additionally, Sec.  1.860E-1(c)(8)(iii) provides  that the present values in the formula test are to be
computed   using  a  discount  rate  equal  to  the   applicable   Federal   short-term   rate   prescribed  by
Section 1274(d).  This is a change from the proposed  regulation and Rev. Proc.  2001-12. In those publications the provision  stated that "present  values are computed using a discount rate equal to the applicable  Federal rate prescribed in  Section 1274(d) compounded  semiannually"  and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows,  in the course of its trade or business,  substantial funds at such lower rate from an  unrelated  third  party." The IRS and the  Treasury  Department  have learned that,  based on this  provision,  certain  taxpayers have been  attempting to use  unrealistically  low or zero interest  rates to satisfy the formula  test,  frustrating  the intent of the test.  Furthermore,  the Treasury
Department  and the IRS believe that a rule  allowing for a rate other than a rate based on an objective  index would add unnecessary  complexity to the safe harbor.  As a result,  the rule in the proposed  regulations that permits a  transferee  to use a lower  discount  rate,  if the  transferee  can  demonstrate  that it regularly borrows  substantial  funds at such lower  rate,  is not  included  in the final  regulations;  and the Federal short-term rate has been  substituted  for the applicable  Federal rate. To simplify  taxpayers'  computations, the final  regulations  allow use of any of the published  short-term  rates,  provided that the present values are computed with a  corresponding  period of  compounding.  With the exception of the  provisions  relating to transfers to foreign  branches,  these changes  generally have the proposed  applicability  date of February 4,
2000,  but  taxpayers may choose to apply the interest  rate formula set forth in the proposed  regulation  and
Rev.  Proc. 2001-12 for transfers occurring before August 19, 2002.

 [[Page 47453]]

Effect on Other Documents

        Rev. Proc. 2001-12 (2001-3 I.R.B.  335) is obsolete for transfers of noneconomic  residual interests in
REMICs occurring on or after August 19, 2002.

Special Analyses

        It is  hereby  certified  that  these  regulations  will not have a  significant  economic  impact on a substantial  number of small  entities.  This  certification  is based on the fact that it is  unlikely  that a substantial number of small entities will hold REMIC residual interests.  Therefore,  a Regulatory  Flexibility
Analysis under the Regulatory  Flexibility  Act (5 U.S.C.  chapter 6) is not required.  It has been  determined that this  Treasury  decision is not a  significant  regulatory  action as defined in  Executive  Order  12866.
Therefore,  a regulatory  assessment  is not required.  It also has been  determined  that sections  553(b) and
553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

        The principal author of these  regulations is Courtney  Shepardson.  However,  other personnel from the
IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

        Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

        Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

        Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

        Paragraph 1.  The authority citation for part 1 continues to read in part as follows:

        Authority: 26 U.S.C. 7805 * * *

                                                  EXHIBIT G-2

                                        FORM OF TRANSFEROR CERTIFICATE

__________ , 20__

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

[Trustee]

Attention: Residential Funding Corporation Series _______

               Re:    Mortgage Pass-Through Certificates,
                      Series ________, Class R[-__]

Ladies and Gentlemen:

        This letter is delivered to you in connection with the transfer by  ________________  (the "Seller") to
_____________________  (the "Purchaser") of  $______________  Initial Certificate Principal Balance of Mortgage
Pass-Through  Certificates,  Series ________,  Class R[-__] (the  "Certificates"),  pursuant to Section 5.02 of the Series Supplement,  dated as of ________________,  to the Standard Terms of Pooling and Servicing Agreement
dated as of  ________________  (together,  the "Pooling and  Servicing  Agreement") among  Residential  Funding
Mortgage Securities I, Inc., as seller (the "Company"),  Residential Funding  Corporation,  as master servicer, and  __________,  as trustee (the  "Trustee").  All terms used herein and not otherwise  defined shall have the meanings  set forth in the Pooling  and  Servicing  Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants with, the Company and the Trustee that:

1.      No purpose of the Seller  relating to the transfer of the Certificate by the Seller to the Purchaser is
 or will be to impede the assessment or collection of any tax.

2.      The Seller  understands  that the  Purchaser  has  delivered  to the Trustee and the Master  Servicer a transfer  affidavit  and  agreement  in the form  attached to the Pooling and  Servicing  Agreement as Exhibit
 G-1.  The Seller does not know or believe that any representation contained therein is false.

3.      The Seller has at the time of the  transfer  conducted  a  reasonable  investigation  of the  financial condition  of the  Purchaser  as  contemplated  by Treasury  Regulations  Section 1.860E-1(c)(4)(i) and,  as a
 result of that  investigation,  the Seller has determined that the Purchaser has  historically  paid its debts as they become due and has found no  significant  evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Seller  understands  that the  transfer of a Class R[-__]
 Certificate  may not be respected  for United  States  income tax purposes  (and the Seller may continue to be liable  for United  States  income  taxes  associated  therewith) unless  the  Seller  has  conducted  such an investigation.

4.      The Seller has no actual knowledge that the proposed  Transferee is not both a United States Person and a Permitted Transferee.

                                            Very truly yours,

                                            __________________________________________________
                                            (Seller)

                                            By:_______________________________________________
                                            Name:
                                            Title:

                                                   EXHIBIT H

                                    FORM OF INVESTOR REPRESENTATION LETTER

______________ , 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

[Trustee]

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Attention:  Residential Funding Corporation Series ________

               RE:    Mortgage Pass-Through Certificates,
                      Series ________, [Class B- ]

Ladies and Gentlemen:

        _________________-    (the    "Purchaser") intends    to   purchase   from    _________________    (the
"Seller") $_____________  Initial Certificate Principal Balance of Mortgage Pass-Through  Certificates,  Series
________, Class (the "Certificates"),  issued pursuant to the Series Supplement,  dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________  (together,  the "Pooling and Servicing  Agreement") among  Residential  Funding Mortgage  Securities I, Inc., as seller (the "Company"),
Residential  Funding  Corporation,  as master servicer (the "Master Servicer"),  and _____________,  as trustee
(the  "Trustee").  All terms used herein and not  otherwise  defined  shall have the  meanings set forth in the
Pooling and Servicing  Agreement.  The Purchaser  hereby  certifies,  represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1.      The  Purchaser  understands  that  (a) the  Certificates  have not been and will not be  registered  or qualified  under the  Securities  Act of 1933, as amended (the  "Act") or any state  securities  law,  (b) the
 Company is not required to so register or qualify the  Certificates,  (c) the  Certificates may be resold only if  registered  and qualified  pursuant to the  provisions  of the Act or any state  securities  law, or if an exemption from such  registration  and  qualification  is available,  (d) the Pooling and Servicing  Agreement contains  restrictions  regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.      The  Purchaser is acquiring the  Certificates  for its own account for  investment  only and not with a view to or for sale in connection  with any  distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

3.      The Purchaser is (a) a  substantial,  sophisticated  institutional  investor  having such knowledge and experience  in financial  and business  matters,  and, in  particular,  in such matters  related to securities similar to the  Certificates,  such that it is capable of evaluating the merits and risks of investment in the
 Certificates,  (b) able to bear the economic  risks of such an  investment  and (c) an  "accredited  investor"
 within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.      The Purchaser has been furnished  with, and has had an opportunity to review (a) [a copy of the Private
 Placement  Memorandum,  dated ___________,  20___, relating to the Certificates (b)] a copy of the Pooling and
 Servicing  Agreement and [b] [c] such other information  concerning the  Certificates,  the Mortgage Loans and the  Company as has been  requested  by the  Purchaser  from the  Company or the Seller and is relevant to the
 Purchaser's  decision to purchase the  Certificates.  The Purchaser  has had any  questions  arising from such review  answered by the Company or the Seller to the  satisfaction  of the  Purchaser.  [If the  Purchaser did not  purchase  the  Certificates  from  the  Seller  in  connection  with  the  initial  distribution  of  the
 Certificates and was provided with a copy of the Private Placement Memorandum (the  "Memorandum") relating  to the original sale (the "Original  Sale") of the Certificates by the Company,  the Purchaser  acknowledges that such  Memorandum was provided to it by the Seller,  that the Memorandum was prepared by the Company solely for use in connection  with the Original Sale and the Company did not  participate in or facilitate in any way the purchase of the  Certificates  by the Purchaser  from the Seller,  and the Purchaser  agrees that it will look solely to the Seller and not to the Company with respect to any damage,  liability,  claim or expense  arising out of,  resulting from or in connection with (a) error or omission,  or alleged error or omission,  contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5.      The  Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge,  sell, dispose of or otherwise transfer any Certificate,  any interest in any Certificate or any other similar  security  to any  person  in any  manner,  (b) solicit  any  offer  to buy  or to  accept  a  pledge, disposition  of other  transfer of any  Certificate,  any  interest in any  Certificate  or any other  similar security from any person in any manner,  (c) otherwise  approach or negotiate with respect to any Certificate, any interest in any  Certificate  or any other similar  security  with any person in any manner,  (d) make any general  solicitation  by means of general  advertising  or in any other manner or (e) take any other  action, that (as to any of (a) through  (e) above) would  constitute a distribution of any Certificate  under the Act, that would  render the  disposition  of any  Certificate  a  violation  of  Section 5  of the Act or any state securities  law, or that would require  registration or  qualification  pursuant  thereto.  The Purchaser will not sell or otherwise  transfer any of the  Certificates,  except in  compliance  with the  provisions  of the
 Pooling and Servicing Agreement.

6.      The Purchaser

(a)     is not an employee benefit plan or other plan subject to the prohibited  transaction  provisions of the
Employee  Retirement  Income  Security  Act of 1974,  as amended  ("ERISA"),  or  Section 4975  of the Internal
Revenue Code of 1986, as amended (the "Code") (each,  a "Plan"), or any Person (including,  without limitation, an  investment  manager,  a named  fiduciary or a trustee of any Plan) who is using "plan  assets,"  within the meaning of the U.S. Department of Labor ("DOL") regulation  promulgated at 29 C.F.R.ss.2510.3-101,  of any Plan
(each, a "Plan Investor"), to effect such acquisition;

(b)     is an insurance company,  the source of funds used to purchase or hold the Certificate (or any interest therein) is an "insurance  company general account" (as defined in DOL Prohibited  Transaction  Class Exemption
("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied; or

(c)     has provided the Trustee,  the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance  satisfactory to the Trustee,  the Company and the Master Servicer to the effect that the purchase and holding of the  Certificates  is  permissible  under  applicable  law, will not  constitute or result in a non-exempt  prohibited  transaction  under  Section 406  of ERISA or  Section 4975  of the Code (or
comparable  provisions  of any  subsequent  enactments),  and will not subject the Trustee,  the Company or the
Master  Servicer  to any  obligation  or  liability  (including  obligations  or  liabilities  under  ERISA  or
Section 4975  of the  Code) in  addition to those  undertaken  in the Pooling and  Servicing  Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

        In addition,  the Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with,  the
Company,  the Trustee and the Master  Servicer that the Purchaser  will not transfer such  Certificates  to any transferee unless such transferee meets the requirements set forth in either (a), (b) or (c) above.

                                            Very truly yours,

                                            By:_______________________________________________
                                            Name:
                                            Title:

                                                   EXHIBIT I

                                   FORM OF TRANSFEROR REPRESENTATION LETTER

_________, 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

[Trustee]

Attention:  Residential Funding Corporation Series ________

               Re:    Mortgage Pass-Through Certificates,
                      Series ________, [Class B-]

Ladies and Gentlemen:

        In  connection  with the  sale by  ____________________  (the  "Seller") to  ____________________  (the
"Purchaser") of   __________________   Initial   Certificate   Principal   Balance  of  Mortgage   Pass-Through
Certificates,  Series ________, Class (the "Certificates"),  issued pursuant to the Series Supplement, dated as of  ________________,  to the Standard Terms of Pooling and Servicing  Agreement  dated as of  ________________
(together,  the "Pooling and Servicing  Agreement") among  Residential  Funding Mortgage Securities I, Inc., as seller (the "Company"),  Residential Funding Corporation,  as master servicer, and __________,  as trustee (the
"Trustee").  The Seller hereby  certifies,  represents and warrants to, and covenants with, the Company and the
Trustee that:

        Neither  the Seller nor anyone  acting on its behalf has  (a) offered,  pledged,  sold,  disposed of or otherwise  transferred any  Certificate,  any interest in any Certificate or any other similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any  Certificate  or any other  similar  security  from any person in any manner,  (c) has  otherwise  approached  or  negotiated  with respect to any  Certificate,  any interest in any
Certificate  or any  other  similar  security  with  any  person  in  any  manner,  (d) has  made  any  general solicitation by means of general  advertising or in any other manner,  or (e) has taken any other action,  that
(as to any of (a) through  (e) above) would  constitute a distribution of the Certificates under the Securities
Act of 1933 (the "Act"),  that would render the  disposition of any Certificate a violation of Section 5 of the
Act or any state securities law, or that would require  registration or  qualification  pursuant  thereto.  The
Seller will not act, in any manner set forth in the  foregoing  sentence with respect to any  Certificate.  The
Seller has not and will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                            ___________________________________________________
                                            (Seller)

                                            __________________________________________________
                                            By:
                                            Name:
                                            Title:

                                                   EXHIBIT J

                                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                            Description of Rule 144A Securities, including numbers:

                                        _______________________________
                                        _______________________________
                                        _______________________________
                                        _______________________________

        The  undersigned  seller,  as  registered  holder (the  "Seller"),  intends to transfer  the  Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

1.      In connection with such transfer and in accordance with the agreements  pursuant to which the Rule 144A
 Securities  were issued,  the Seller  hereby  certifies  the  following  facts:  Neither the Seller nor anyone acting  on its  behalf  has  offered,  transferred,  pledged,  sold or  otherwise  disposed  of the  Rule 144A
 Securities,  any interest in the  Rule 144A  Securities  or any other  similar  security to, or solicited  any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A  Securities,  any interest in the Rule 144A  Securities  or any other similar  security  from,  or otherwise  approached or negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar security with, any person in any manner,  or made any general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would  constitute a distribution  of the Rule 144A  Securities under the  Securities  Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition of the
 Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto, and that the  Seller has not  offered  the  Rule 144A  Securities  to any  person  other than the Buyer or another
 "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.      The Buyer  warrants and  represents  to, and  covenants  with,  the Seller,  the Trustee and the Master
 Servicer  (as  defined  in the Series  Supplement,  dated as of  ________________,  to the  Standard  Terms of
 Pooling and Servicing  Agreement dated as of  ________________  (the  "Agreement") among  Residential  Funding
 Corporation as Master  Servicer,  Residential  Funding  Mortgage  Securities I, Inc. as depositor  pursuant to
 Section 5.02 of the Agreement and __________, as trustee, as follows:

(a)     The Buyer understands that the Rule 144A  Securities have not been registered under the 1933 Act or the securities laws of any state.

(b)     The Buyer considers itself a substantial,  sophisticated  institutional  investor having such knowledge and  experience  in financial  and business  matters that it is capable of  evaluating  the merits and risks of investment in the Rule 144A Securities.

(c)     The Buyer has been  furnished  with all  information  regarding  the Rule 144A  Securities  that it has requested from the Seller, the Trustee or the Servicer.

(d)     Neither the Buyer nor anyone acting on its behalf has offered, transferred,  pledged, sold or otherwise disposed of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar security to,  or  solicited  any  offer to buy or  accept a  transfer,  pledge  or other  disposition  of the  Rule 144A
Securities,  any  interest in the  Rule 144A  Securities  or any other  similar  security  from,  or  otherwise approached or negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security with,  any person in any manner,  or made any general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would  constitute a distribution of the  Rule 144A  Securities  under  the  1933 Act or that  would  render  the  disposition  of the  Rule 144A
Securities  a violation  of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  nor will it act,  nor has it  authorized  or will it  authorize  any  person to act,  in such  manner  with  respect to the
Rule 144A Securities.

(e)     The Buyer is a "qualified  institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed  either of the forms of  certification  to that effect attached hereto as Annex 1 or Annex 2.
The Buyer is aware that the sale to it is being made in  reliance  on  Rule 144A.  The Buyer is  acquiring  the
Rule 144A Securities for its own account or the accounts of other qualified  institutional buyers,  understands that such Rule 144A  Securities may be resold,  pledged or transferred only (i) to a person reasonably believed to be a  qualified  institutional  buyer that  purchases  for its own account or for the account of a qualified institutional  buyer to whom notice is given that the  resale,  pledge or transfer is being made in reliance on
Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

3.      The Buyer

(a)     is not an employee benefit plan or other plan subject to the prohibited  transaction  provisions of the
Employee  Retirement  Income  Security  Act of 1974,  as amended  ("ERISA"),  or  Section 4975  of the Internal
Revenue Code of 1986, as amended (the "Code") (each,  a "Plan"), or any Person (including,  without limitation, an  investment  manager,  a named  fiduciary or a trustee of any Plan) who is using "plan  assets,"  within the meaning of the U.S. Department of Labor ("DOL") regulation  promulgated at 29 C.F.R.ss.2510.3-101,  of any Plan
(each, a "Plan Investor"), to effect such acquisition; or

(b)     is an  insurance  company,  the  source of funds  used to  purchase  or hold the  Certificates  (or any interest  therein) is an "insurance  company general account" (as defined in DOL Prohibited  Transaction  Class
Exemption  ("PTCE") 95-60),  and the conditions set forth in Sections I and III PTCE 95-60 have been satisfied;
or

(c)     has provided the Trustee,  the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance  satisfactory to the Trustee,  the Company and the Master Servicer to the effect that the purchase and holding of the  Certificates  is  permissible  under  applicable  law, will not  constitute or result in any non-exempt  prohibited  transaction  under  Section 406 of ERISA or  Section 4975 of the Code (or comparable  provisions  of any  subsequent  enactments) and  will not subject the  Trustee,  the Company or the
Master  Servicer  to any  obligation  or  liability  (including  obligations  or  liabilities  under  ERISA  or
Section 4975  of the  Code) in  addition to those  undertaken  in the Pooling and  Servicing  Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

4.      This  document  may be executed in one or more  counterparts  and by the  different  parties  hereto on separate  counterparts,  each  of  which,  when  so  executed,  shall  be  deemed  to  be  an  original;  such counterparts, together, shall constitute one and the same document.

        IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

        ____________________________          5.              __________________________
        Print Name of Seller                  6.              Print Name of Buyer
        By:________________________                           By:________________________
        Name:                                 7.              Name:
        Title:                                8.              Title:
        Taxpayer Identification               9.              Taxpayer Identification:
        No.                                   10.             No:
        Date:                                 11.             Date:

                                                                                           ANNEX 1 TO EXHIBIT J

                           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
                            [For Buyers Other Than Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment  Representation to which this Certification is attached:

1.      As indicated below, the undersigned is the President,  Chief Financial  Officer,  Senior Vice President
 or other executive officer of the Buyer.

2.      In connection with purchases by the Buyer, the Buyer is a "qualified  institutional buyer" as that term is defined in Rule 144A  under the  Securities  Act of 1933  ("Rule 144A") because  (i) the Buyer owned and/or invested on a discretionary  basis $ in securities (except for the excluded  securities  referred to below) as of the end of the  Buyer's  most  recent  fiscal  year  (such  amount  being  calculated  in  accordance  with
 Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___     Corporation,  etc.  The Buyer is a  corporation  (other than a bank,  savings and loan  association  or similar  institution),  Massachusetts  or similar  business  trust,  partnership,  or  charitable  organization described in Section 501(c)(3) of the Internal Revenue Code.

___     Bank. The Buyer (a) is a national bank or banking  institution  organized  under the laws of any State, territory  or the  District of  Columbia,  the  business of which is  substantially  confined to banking and is supervised  by the State or  territorial  banking  commission  or  similar  official  or is a  foreign  bank or equivalent  institution,  and  (b) has an audited  net worth of at least  $25,000,000  as  demonstrated  in its latest annual financial statements, a copy of which is attached hereto.

___     Savings and Loan.  The Buyer  (a) is a savings and loan  association,  building  and loan  association, cooperative bank,  homestead  association or similar  institution,  which is supervised and examined by a State or  Federal  authority  having  supervision  over  any  such  institutions  or is a  foreign  savings  and loan association  or  equivalent  institution  and  (b) has  an  audited  net  worth  of  at  least  $25,000,000  as demonstrated in its latest annual financial statements.

___     Broker-Dealer.  The Buyer is a dealer registered  pursuant to Section 15 of the Securities Exchange Act of 1934.

___     Insurance  Company.  The Buyer is an insurance company whose primary and predominant  business activity is the writing of  insurance or the  reinsuring  of risks  underwritten  by  insurance  companies  and which is subject to supervision by the insurance  commissioner  or a similar  official or agency of a State or territory or the District of Columbia.

___     State or  Local  Plan.  The  Buyer is a plan  established  and  maintained  by a State,  its  political subdivisions,  or any agency or instrumentality of the State or its political subdivisions,  for the benefit of its employees.

___     ERISA  Plan.  The Buyer is an  employee  benefit  plan  within the  meaning of Title I of the  Employee
Retirement Income Security Act of 1974.

___     Investment  Adviser.  The Buyer is an investment adviser  registered under the Investment  Advisers Act of 1940.

___     SBIC.  The  Buyer  is a  Small  Business  Investment  Company  licensed  by  the  U.S.  Small  Business
Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___     Business   Development   Company.   The  Buyer  is  a  business   development  company  as  defined  in
Section 202(a)(22) of the Investment Advisers Act of 1940.

___     Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose  participants are exclusively (a) plans established and maintained by a State, its political  subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its employees, or (b) employee benefit  plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974,  but is
not a trust fund that includes as participants individual retirement accounts or H.R.10 plans.

3.      The term  "securities"  as used herein does not include  (i) securities  of issuers that are affiliated with the Buyer,  (ii) securities  that are part of an unsold allotment to or subscription by the Buyer, if the
 Buyer  is  a  dealer,  (iii) bank  deposit  notes  and  certificates  of  deposit,  (iv) loan  participations,
 (v) repurchase  agreements,  (vi) securities  owned but subject to a repurchase  agreement and (vii) currency, interest rate and commodity swaps.

4.      For  purposes  of  determining  the  aggregate   amount  of  securities  owned  and/or  invested  on  a
 discretionary  basis by the  Buyer,  the  Buyer  used the cost of such  securities  to the  Buyer  and did not include  any  of  the  securities  referred  to in the  preceding  paragraph.  Further,  in  determining  such aggregate  amount,  the Buyer may have included  securities  owned by subsidiaries  of the Buyer,  but only if such  subsidiaries are  consolidated  with the Buyer in its financial  statements  prepared in accordance with generally  accepted  accounting  principles and if the investments of such  subsidiaries are managed under the
 Buyer's  direction.   However,   such  securities  were  not  included  if  the  Buyer  is  a  majority-owned, consolidated  subsidiary  of another  enterprise  and the Buyer is not itself a  reporting  company  under the
 Securities Exchange Act of 1934.

5.      The Buyer  acknowledges  that it is familiar with Rule 144A and  understands  that the seller to it and other  parties  related to the  Certificates  are relying and will  continue  to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

        ____             ____           Will  the  Buyer  be  purchasing   the
        Yes              No             Rule 144A   Securities  only  for  the
                                        Buyer's own account?

6.      If the answer to the  foregoing  question  is "no",  the Buyer  agrees  that,  in  connection  with any purchase  of  securities  sold to the  Buyer  for  the  account  of a  third  party  (including  any  separate account) in  reliance on Rule 144A,  the Buyer will only purchase for the account of a third party that at the time is a "qualified  institutional  buyer"  within the meaning of  Rule 144A.  In addition,  the Buyer agrees that the Buyer  will not  purchase  securities  for a third  party  unless  the Buyer has  obtained  a current representation  letter from such third party or taken other  appropriate  steps  contemplated  by Rule 144A to conclude that such third party  independently  meets the  definition of  "qualified  institutional  buyer" set forth in Rule 144A.

7.      The Buyer will  notify each of the  parties to which this  certification  is made of any changes in the information  and  conclusions  herein.  Until  such  notice  is  given,  the  Buyer's  purchase  of  Rule 144A
 Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                            ___________________________________________________
                                            Print Name of Buyer

                                            By:_______________________________________________
                                            Name:
                                            Title:

                                            Date:_____________________________________________

                                                                                           ANNEX 2 TO EXHIBIT J

                           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                             [For Buyers That Are Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment  Representation to which this Certification is attached:

1.      As indicated below, the undersigned is the President,  Chief Financial Officer or Senior Vice President
 of the Buyer or,  if the Buyer is a  "qualified  institutional  buyer" as that term is  defined  in  Rule 144A under the Securities Act of 1933  ("Rule 144A") because  Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.      In connection  with purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined in
 SEC Rule 144A because (i) the Buyer is an investment  company  registered under the Investment  Company Act of
 1940,  and (ii) as marked below,  the Buyer alone,  or the Buyer's  Family of Investment  Companies,  owned at least $100,000,000 in securities (other than the excluded  securities  referred to below) as of the end of the
 Buyer's most recent fiscal year.  For purposes of determining  the amount of securities  owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

        The Buyer owned $ in securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

        The   Buyer  is  part  of  a  Family   of   Investment   Companies   which   owned  in  the   aggregate
$ _____________________in  securities (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.      The term  "Family of  Investment  Companies"  as used herein  means two or more  registered  investment companies  (or  series  thereof) that  have  the same  investment  adviser  or  investment  advisers  that are affiliated  (by virtue of being  majority  owned  subsidiaries  of the same parent or because  one  investment adviser is a majority owned subsidiary of the other).

4.      The term  "securities"  as used herein does not include  (i) securities  of issuers that are affiliated with the  Buyer or are part of the  Buyer's  Family  of  Investment  Companies,  (ii) bank  deposit  notes and certificates of deposit,  (iii) loan  participations,  (iv) repurchase  agreements,  (v) securities  owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

5.      The  Buyer is  familiar  with  Rule 144A  and  understands  that  each of the  parties  to  which  this certification  is made are relying  and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on  Rule 144A.  In addition,  the Buyer will only purchase for the
 Buyer's own account.

6.      The undersigned  will notify each of the parties to which this  certification is made of any changes in the  information and  conclusions  herein.  Until such notice,  the Buyer's  purchase of Rule 144A  Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                            __________________________________________________
                                            Print Name of Buyer

                                            __________________________________________________
                                            By:
                                            Name:
                                            Title:

                                            IF AN ADVISOR:

                                            __________________________________________________
                                            Print Name of Buyer
                                            Date:_____________________________________________

                                                   EXHIBIT K

                                  [TEXT OF AMENDMENT TO POOLING AND SERVICING
                                    AGREEMENT PURSUANT TO SECTION 11.01(e)
                                            FOR A LIMITED GUARANTY]

                                                  ARTICLE XII
                            SUBORDINATE CERTIFICATE LOSS COVERAGE; LIMITED GUARANTY

        Section 12.01.    Subordinate   Certificate   Loss   Coverage;   Limited   Guaranty.   (a) Subject   to
subSection (c) below,  prior to the later of the third  Business  Day  prior to each  Distribution  Date or the related  Determination  Date,  the Master  Servicer  shall  determine  whether it or any  Sub-Servicer  will be entitled  to  any  reimbursement  pursuant  to  Section 4.02(a) on  such  Distribution  Date  for  Advances  or
Sub-Servicer  Advances  previously  made,  (which will not be Advances or Sub-Servicer  Advances that were made with respect to delinquencies  which were  subsequently  determined to be Excess Special Hazard Losses,  Excess
Fraud Losses,  Excess Bankruptcy Losses or Extraordinary  Losses) and,  if so, the Master Servicer shall demand payment from  Residential  Funding of an amount equal to the amount of any  Advances or  Sub-Servicer  Advances reimbursed  pursuant to  Section 4.02(a),  to the extent such Advances or  Sub-Servicer  Advances have not been included in the amount of the Realized Loss in the related  Mortgage  Loan,  and shall  distribute  the same to the Class B  Certificateholders  in the same  manner  as if such  amount  were to be  distributed  pursuant  to
Section 4.02(a).

        (b)____Subject  to  subSection (c) below,  prior to the later of the third  Business  Day prior to each
Distribution Date or the related  Determination  Date, the Master Servicer shall determine whether any Realized
Losses  (other  than  Excess  Special  Hazard  Losses,  Excess  Bankruptcy  Losses,  Excess  Fraud  Losses  and
Extraordinary  Losses) will  be allocated to the Class B  Certificates  on such  Distribution  Date pursuant to
Section 4.05,  and, if so, the Master Servicer shall demand payment from  Residential  Funding of the amount of such Realized Loss and shall  distribute  the same to the Class B  Certificateholders  in the same manner as if such amount were to be distributed  pursuant to  Section 4.02(a);  provided,  however,  that the amount of such demand in respect of any  Distribution  Date  shall in no event be greater  than the sum of (i) the  additional amount of Accrued  Certificate  Interest that would have been paid for the Class B  Certificateholders  on such
Distribution  Date had such Realized  Loss or Losses not occurred plus (ii) the  amount of the reduction in the
Certificate  Principal  Balances of the Class B  Certificates  on such  Distribution  Date due to such Realized
Loss or Losses.  Notwithstanding  such payment,  such Realized Losses shall be deemed to have been borne by the
Certificateholders  for purposes of  Section 4.05.  Excess Special Hazard Losses,  Excess Fraud Losses,  Excess
Bankruptcy  Losses and  Extraordinary  Losses allocated to the Class B Certificates  will not be covered by the
Subordinate Certificate Loss Obligation.

        (c)____Demands  for  payments  pursuant to this  Section shall  be made prior to the later of the third
Business Day prior to each  Distribution  Date or the related  Determination  Date by the Master  Servicer with written notice thereof to the Trustee.  The maximum  amount that  Residential  Funding shall be required to pay pursuant to this  Section on any  Distribution  Date (the "Amount  Available") shall  be equal to the lesser of
(X) minus the sum of (i) all previous  payments made under  subsections  (a) and  (b) hereof and (ii) all draws under the Limited  Guaranty  made in lieu of such  payments as described  below in  subSection (d) and  (Y) the then outstanding  Certificate  Principal  Balances of the Class B Certificates,  or such lower amount as may be established  pursuant to  Section 12.02.  Residential  Funding's  obligations as described in this  Section are referred to herein as the "Subordinate Certificate Loss Obligation."

        (d)____The Trustee  will  promptly  notify  General  Motors  Acceptance  Corporation  of any failure of
Residential  Funding to make any payments  hereunder and shall demand payment  pursuant to the limited guaranty
(the  "Limited  Guaranty"),  executed  by General  Motors  Acceptance  Corporation,  of  Residential  Funding's
obligation  to make  payments  pursuant to this  Section,  in an amount  equal to the lesser of (i) the  Amount
Available and (ii) such  required  payments,  by delivering to General Motors Acceptance  Corporation a written demand for payment by wire  transfer,  not later than the second  Business Day prior to the  Distribution  Date for such month, with a copy to the Master Servicer.

        (e)____All payments made by  Residential  Funding  pursuant to this  Section or  amounts paid under the
Limited Guaranty shall be deposited directly in the Certificate  Account,  for distribution on the Distribution
Date for such month to the Class B Certificateholders.

        (f)____The Company shall have the option,  in its sole discretion,  to substitute for either or both of the Limited  Guaranty or the  Subordinate  Certificate  Loss  Obligation  another  instrument  in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond,  insurance policy or similar instrument or a reserve fund;  provided that (i) the Company  obtains  (subject to the provisions of  Section 10.01(f) as  if the Company was substituted for the Master  Servicer solely for the purposes of such  provision) an  Opinion of
Counsel (which need not be an opinion of  Independent  counsel) to  the effect that  obtaining such  substitute corporate  guaranty,  irrevocable  letter of credit,  surety bond,  insurance  policy or similar  instrument or reserve  fund will not cause  either  (a) any  federal tax to be imposed on the Trust Fund,  including  without limitation, any federal tax imposed on "prohibited transactions" under  Section 860(F)(a)(1) of  the Code or on
"contributions  after the startup  date" under  Section 860(G)(d)(1) of  the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding,  and (ii) no such substitution  shall be made unless (A) the  substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation is for an initial amount not less than the then  current  Amount  Available  and  contains  provisions  that are in all  material respects  equivalent to the original  Limited Guaranty or Subordinate  Certificate  Loss Obligation  (including that no portion of the fees,  reimbursements  or other  obligations  under any such instrument will be borne by the Trust Fund),  (B) the  long term debt  obligations  of any obligor of any  substitute  Limited  Guaranty or
Subordinate  Certificate  Loss  Obligation (if not supported by the Limited  Guaranty) shall  be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors  Acceptance  Corporation as of the date of issuance of the Limited  Guaranty and (b) the  rating of the long term debt  obligations of General
Motors  Acceptance  Corporation  at  the  date  of  such  substitution  and  (C) the  Company  obtains  written confirmation  from each nationally  recognized  credit rating agency that rated the Class B Certificates at the request of the Company  that such  substitution  shall not lower the rating on the Class B  Certificates  below the lesser of (a) the  then-current  rating  assigned to the Class B  Certificates  by such  rating  agency and
(b) the  original  rating  assigned to the Class B Certificates  by such rating agency.  Any replacement of the
Limited Guaranty or Subordinate  Certificate Loss Obligation  pursuant to this  Section shall be accompanied by a written Opinion of Counsel to the substitute  guarantor or obligor,  addressed to the Master Servicer and the
Trustee,  that such substitute  instrument  constitutes a legal, valid and binding obligation of the substitute guarantor or obligor,  enforceable  in  accordance  with its terms,  and  concerning  such other matters as the
Master  Servicer and the Trustee shall  reasonably  request.  Neither the Company,  the Master Servicer nor the
Trustee shall be obligated to substitute for or replace the Limited  Guaranty or Subordinate  Certificate  Loss
Obligation under any circumstance.

        Section 12.02.  Amendments Relating to the Limited Guaranty.  Notwithstanding  Sections 11.01 or 12.01:
(i) the  provisions of this Article XII may be amended,  superseded or deleted,  (ii) the  Limited  Guaranty or
Subordinate  Certificate Loss Obligation may be amended,  reduced or canceled, and (iii) any other provision of this  Agreement  which is related or incidental to the matters  described in this Article XII may be amended in any manner;  in each case by written  instrument  executed  or  consented  to by the  Company  and  Residential
Funding  but without the  consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required  unless any such amendment  would impose any additional  obligation on, or otherwise adversely  affect the  interests  of, the Master  Servicer or the Trustee,  as  applicable;  provided  that the
Company shall also obtain a letter from each  nationally  recognized  credit rating agency that rated the Class
B  Certificates  at the  request of the  Company to the effect  that such  amendment,  reduction,  deletion  or cancellation  will not lower the rating on the Class B  Certificates  below the lesser of (a) the  then-current rating assigned to the Class B Certificates  by such rating agency and (b) the  original rating assigned to the
Class B  Certificates  by such rating agency,  unless  (A) the  Holder of 100% of the Class B  Certificates  is
Residential  Funding or an Affiliate of Residential  Funding,  or (B) such  amendment,  reduction,  deletion or cancellation  is made in  accordance  with  Section 11.01(e) and,  provided  further  that the Company  obtains
(subject to the  provisions  of  Section 10.01(f) as  if the Company was  substituted  for the Master  Servicer solely for the purposes of such  provision),  in the case of a material  amendment or  supersession  (but not a reduction,  cancellation or deletion of the Limited Guaranty or the Subordinate  Certificate Loss  Obligation),
an Opinion of  Counsel  (which  need not be an opinion  of  Independent  counsel) to  the effect  that any such amendment  or  supersession  will not cause  either  (a) any  federal  tax to be  imposed  on the  Trust  Fund,
including   without    limitation,    any   federal   tax   imposed   on   "prohibited    transactions"   under
Section 860F(a)(1) of  the Code or on "contributions  after the startup date" under  Section 860G(d)(1) of  the
Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any  Certificate  is  outstanding.  A copy of any such instrument  shall be provided to the Trustee and the Master Servicer  together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                                   EXHIBIT L

                                          [FORM OF LIMITED GUARANTY]
                                               LIMITED GUARANTY
                                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                                      Mortgage Pass-Through Certificates
                                                Series ________

___________, 20____

[Trustee]

Attention: Residential Funding Corporation Series ________

Ladies and Gentlemen:

        WHEREAS,  Residential Funding Corporation,  a Delaware corporation ("Residential Funding"), an indirect wholly-owned  subsidiary of General Motors Acceptance  Corporation,  a New York corporation ("GMAC"),  plans to
incur  certain  obligations  as  described  under   Section 12.01  of  the  Series  Supplement,   dated  as  of
________________,  to the  Standard  Terms of Pooling  and  Servicing  Agreement  dated as of  ________________
(together,  the "Servicing Agreement"),  among Residential Funding Mortgage Securities I, Inc. (the "Company"),
Residential  Funding and __________ (the  "Trustee") as  amended by Amendment No.  thereto,  dated as of , with respect to the Mortgage Pass-Through Certificates, Series ________ (the "Certificates"); and

        WHEREAS,  pursuant to  Section 12.01  of the Servicing  Agreement,  Residential  Funding agrees to make payments to the Holders of the Class B  Certificates  with respect to certain  losses on the Mortgage  Loans as described in the Servicing Agreement; and

        WHEREAS,  GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

        NOW THEREFORE,  in  consideration  of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1.      Provision of Funds.  (a) GMAC agrees to contribute and deposit in the Certificate  Account on behalf of
 Residential  Funding  (or  otherwise  provide to  Residential  Funding,  or to cause to be made  available  to
 Residential Funding),  either directly or through a subsidiary,  in any case prior to the related Distribution
 Date,  such moneys as may be required by  Residential  Funding to perform  its  Subordinate  Certificate  Loss
 Obligation  when and as the same arises from time to time upon the demand of the  Trustee in  accordance  with
 Section 12.01 of the Servicing Agreement.

(b)     The agreement set forth in the preceding  clause (a) shall  be absolute,  irrevocable and unconditional and shall  not be  affected  by the  transfer  by GMAC or any  other  person of all or any part of its or their interest in Residential  Funding,  by any insolvency,  bankruptcy,  dissolution or other  proceeding  affecting
Residential  Funding or any other person,  by any defense or right of counterclaim,  set-off or recoupment that
GMAC  may  have  against  Residential  Funding  or any  other  person  or by any  other  fact or  circumstance.
Notwithstanding  the  foregoing,  GMAC's  obligations  under  clause (a) shall  terminate  upon the  earlier of
(x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of  the Servicing Agreement, or (y) the
termination of the Trust Fund pursuant to the Servicing Agreement.

2.      Waiver.  GMAC hereby  waives any failure or delay on the part of  Residential  Funding,  the Trustee or any other  person in  asserting  or  enforcing  any rights or in making any claims or demands  hereunder.  Any defective or partial  exercise of any such rights shall not preclude any other or further  exercise of that or any other such  right.  GMAC  further  waives  demand,  presentment,  notice of  default,  protest,  notice of acceptance and any other notices with respect to this Limited Guaranty,  including,  without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3.      Modification,  Amendment and Termination.  This Limited Guaranty may be modified, amended or terminated only by the  written  agreement  of  GMAC  and the  Trustee  and  only  if  such  modification,  amendment  or termination is permitted under  Section 12.02 of the Servicing  Agreement.  The obligations of GMAC under this
 Limited  Guaranty  shall  continue and remain in effect so long as the Servicing  Agreement is not modified or amended in any way that might affect the  obligations  of GMAC under this Limited  Guaranty  without the prior written consent of GMAC.

4.      Successor.  Except as otherwise  expressly  provided  herein,  the guarantee  herein set forth shall be binding upon GMAC and its respective successors.

5.      Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

6.      Authorization  and Reliance.  GMAC  understands that a copy of this Limited Guaranty shall be delivered to the Trustee in  connection  with the  execution  of Amendment  No. 1 to the  Servicing  Agreement  and GMAC
 hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7.      Definitions.  Capitalized  terms used but not  otherwise  defined  herein shall have the meaning  given them in the Servicing Agreement.

8.      Counterparts.  This  Limited  Guaranty  may be  executed in any number of  counterparts,  each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

        IN WITNESS  WHEREOF,  GMAC has caused  this  Limited  Guaranty  to be  executed  and  delivered  by its respective officers thereunto duly authorized as of the day and year first above written.

                                            GENERAL MOTORS ACCEPTANCE CORPORATION

                                            By:_______________________________________________
                                            Name:
                                            Title:
Acknowledged by:
[Trustee], as Trustee

By:     _______
Name:
Title:

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

By:     _______
Name:
Title:

                                                   EXHIBIT M

                         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

_____________, 20______

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

[Trustee]

Attention: Residential Funding Corporation Series ________

               Re:    Mortgage Pass-Through Certificates, Series ________
                      Assignment of Mortgage Loan

Ladies and Gentlemen:

        This letter is delivered to you in connection  with the  assignment by ___________  (the  "Trustee") to
_____________________    (the    "Lender") of     __________________(the     "Mortgage    Loan") pursuant    to
Section 3.13(d) of  the Series Supplement,  dated as of ________________,  to the Standard Terms of Pooling and
Servicing  Agreement  dated as of  ________________  (together,  the "Pooling and  Servicing  Agreement") among
Residential  Funding Mortgage Securities I, Inc., as seller (the "Company"),  Residential Funding  Corporation, as master servicer,  and the Trustee.  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Lender hereby  certifies,  represents  and warrants to, and covenants with, the Master Servicer and the Trustee that:

(a)     the Mortgage Loan is secured by Mortgaged  Property located in a jurisdiction in which an assignment in lieu of  satisfaction  is required to preserve lien  priority,  minimize or avoid mortgage  recording  taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(b)     the substance of the  assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(c)     the Mortgage  Loan  following  the proposed  assignment  will be modified to have a rate of interest at least  0.25  percent  below  or  above  the rate of  interest  on such  Mortgage  Loan  prior to such  proposed assignment; and such assignment is at the request of the borrower under the related Mortgage Loan.

                                            Very truly yours,
                                            (Lender)

                                            By:_______________________________________________
                                            Name:
                                            Title:

                                                   EXHIBIT N

                                         FORM OF REQUEST FOR EXCHANGE

[Date]

U.S. Bank National Association
U.S. Bank Corporate Trust Services
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107-2292

               Re:    Residential Funding Mortgage Securities I, Inc.
                      Mortgage Pass-Through Certificates, Series [________]

        Residential Funding  Corporation,  as the Holder of a ____% Percentage Interest of the [Class/Subclass]
of Class A-V Certificates,  hereby requests the Trustee to exchange the  above-referenced  Certificates for the
Subclasses referred to below:

        1.     Class A-V Certificates,  corresponding to the following  Uncertificated REMIC Regular Interests:
               [List  numbers  corresponding  to the related  loans and Pool Strip Rates from the Mortgage Loan
               Schedule].  The Initial Subclass Notional Amount and the initial  Pass-Through Rate on the Class
               A-V Certificates will be $___________ and _____%, respectively.

        [2.    Repeat as appropriate.]

        The Subclasses  requested above will represent in the aggregate all of the Uncertificated REMIC Regular
Interests represented by the Class A-V Certificates surrendered for exchange.

        The capitalized  terms used but not defined herein shall have the meanings set forth in the Pooling and
Servicing Agreement,  dated as of _______,  among Residential Funding Mortgage Securities I, Inc.,  Residential
Funding Corporation and U.S. Bank National Association, as trustee.

                                            RESIDENTIAL FUNDING
                                            CORPORATION

                                            By:_______________________________________________
                                            Name:
                                            Title:

                                                   EXHIBIT O

                                        FORM OF FORM 10-K CERTIFICATION

        I, [identify the certifying individual], certify that:

1.      I have  reviewed  this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period  covered by this report on Form 10-K of the trust (the  Exchange Act  periodic  reports) created pursuant to the Pooling and Servicing Agreement dated __________ (the  "Agreement") among  Residential Funding
 Mortgage Securities I, Inc.,  Residential Funding  Corporation (the "Master  Servicer") and  [Name of Trustee]
 (the "Trustee");

2.      Based on my  knowledge,  Exchange Act  periodic  reports,  taken as a whole,  do not contain any untrue statement of a material  fact or omit to state a material  fact  necessary  to make the  statements  made,  in light of the  circumstances  under which such  statements were made, not misleading with respect to the period covered by this report;

3.      Based on my  knowledge,  all of the  distribution,  servicing  and  other  information  required  to be provided  under Form 10-D for the period  covered by this  report is  included in the  Exchange  Act  periodic reports;

4.      I am  responsible  for  reviewing  the  activities  performed  by the Master  Servicer  and based on my knowledge and the  compliance  review  conducted in preparing the servicer  compliance  statement  required in this report under Item 1123 of  Regulation  AB and except as  disclosed in the Exchange Act periodic  reports, the Master Servicer has fulfilled its obligations under the Agreement; and

5.      All of the reports on assessment of compliance with servicing criteria for asset-backed  securities and their  related  attestation  reports on  assessment of compliance  with  servicing  criteria for  asset-backed securities  required to be included in this report in accordance  with Item 1122 of Regulation AB and Exchange
 Act Rules  13a-18 and 15d-18 have been  included as an exhibit to this report,  except as otherwise  disclosed in this report.  Any  material  instances of  noncompliance  described in such reports have been  disclosed in this report on Form 10-K.

        In giving the certifications  above, I have reasonably relied on the information  provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

        * - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                   EXHIBIT P

                            FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

        The undersigned,  a Responsible  Officer of U.S. Bank National  Association  (the  "Trustee") certifies that:

1.      The Trustee has  performed  all of the duties  specifically  required to be performed by it pursuant to the  provisions of the Pooling and Servicing  Agreement  dated  ____________  (the  "Agreement") by  and among
 Residential  Funding  Mortgage  Securities I, Inc.  (the  "Company"),  Residential  Funding  Corporation  (the
 "Master Servicer") and Trustee in accordance with the standards set forth therein.

2.      Based on my knowledge,  the list of  Certificateholders  as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to  Section 4.03(f)(I) of  the Agreement is accurate as of the last day of the 20___ calendar year.

        Capitalized  terms  used and not  defined  herein  shall  have the  meanings  given  such  terms in the
Agreement.

        IN WITNESS THEREOF, I have duly executed this certificate as of ____________, 20___.

                                            Name:_____________________________________________

                                            Title:____________________________________________

                                                   EXHIBIT Q

   INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED
                                                MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Terms (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                   EXHIBIT R

                                              SERVICING CRITERIA

        The assessment of compliance to be delivered by the Trustee shall address,  at a minimum,  the criteria identified below as "Applicable Servicing Criteria"

-------------------------------------------------------------------------- ------------------
                                                                              APPLICABLE
                                                                               SERVICING
                           SERVICING CRITERIA                                  CRITERIA
-------------------------------------------------------------------------- ------------------
   REFERENCE                             CRITERIA
----------------- -------------------------------------------------------- ------------------
                             GENERAL SERVICING CONSIDERATIONS
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(i)     Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(ii)    If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted
                  to monitor the third party's performance and
                  compliance with such servicing activities.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iii)   Any requirements in the transaction agreements to
                  maintain a back-up servicer for the pool assets are
                  maintained.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in
                  effect on the party participating in the servicing
                  function throughout the reporting period in the amount
                  of coverage required by and otherwise in accordance
                  with the terms of the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                            CASH COLLECTION AND ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(i)     Payments on pool assets are deposited into the               |X|(as to
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days
                  following receipt, or such other number of days          accounts held by
                  specified in the transaction agreements.                     Trustee)
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an         |X|(as to
                  obligor or to an investor are made only by authorized     investors only)
                  personnel.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding collections,
                  cash flows or distributions, and any interest or other
                  fees charged for such advances, are made, reviewed and
                  approved as specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of        |X|(as to
                  overcollateralization, are separately maintained         accounts held by
                  (e.g., with respect to commingling of cash) as set           Trustee)
1122(d)(2)(iv)    forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(v)     Each custodial account is maintained at a federally
                  insured depository institution as set forth in the
                  transaction agreements. For purposes of this
                  criterion, "federally insured depository institution"
                  with respect to a foreign financial institution means
                  a foreign financial institution that meets the
                  requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent
                  unauthorized access.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for
                  all asset-backed securities related bank accounts,
                  including custodial accounts and related bank clearing
                  accounts. These reconciliations are (A) mathematically
                  accurate; (B) prepared within 30 calendar days after
                  the bank statement cutoff date, or such other number
                  of days specified in the transaction agreements;
                  (C) reviewed and approved by someone other than the
                  person who prepared the reconciliation; and
                  (D) contain explanations for reconciling items. These
                  reconciling items are resolved within 90 calendar days
                  of their original identification, or such other number
                  of days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                            INVESTOR REMITTANCES AND REPORTING
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(i)     Reports to investors, including those to be filed with
                  the Commission, are maintained in accordance with the
                  transaction agreements and applicable Commission
                  requirements. Specifically, such reports (A) are
                  prepared in accordance with timeframes and other terms
                  set forth in the transaction agreements; (B) provide
                  information calculated in accordance with the terms
                  specified in the transaction agreements; (C) are filed
                  with the Commission as required by its rules and
                  regulations; and (D) agree with investors' or the
                  trustee's records as to the total unpaid principal
                  balance and number of pool assets serviced by the
                  servicer.
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in          |X|
                  accordance with timeframes, distribution priority and
                  other terms set forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Disbursements made to an investor are posted within
                  two business days to the servicer's investor records,
                  or such other number of days specified in the                   |X|
1122(d)(3)(iii)   transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment,          |X|
1122(d)(3)(iv)    or custodial bank statements.
----------------- -------------------------------------------------------- ------------------
                                 POOL ASSET ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(i)     Collateral or security pool asset is maintained as
                  required by the transaction agreements or related
                  asset pool documents.
----------------- -------------------------------------------------------- ------------------
                  Pool assets and related documents are safeguarded as
1122(d)(4)(ii)    required by the transaction agreements
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to the asset
                  pool are made, reviewed and approved in accordance
                  with any conditions or requirements in the transaction
                  agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iv)    Payments on pool assets, including any payoffs, made
                  in accordance with the related pool asset documents
                  are posted to the servicer's obligor records
                  maintained no more than two business days after
                  receipt, or such other number of days specified in the
                  transaction agreements, and allocated to principal,
                  interest or other items (e.g., escrow) in accordance
                  with the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(v)     The servicer's records regarding the pool assets agree
                  with the servicer's records with respect to an
                  obligor's unpaid principal balance.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vi)    Changes with respect to the terms or status of an
                  obligor's pool asset (e.g., loan modifications or
                  re-agings) are made, reviewed and approved by
                  authorized personnel in accordance with the
                  transaction agreements and related pool asset
                  documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance
                  plans, modifications and deeds in lieu of foreclosure,
                  foreclosures and repossessions, as applicable) are
                  initiated, conducted and concluded in accordance with
                  the timeframes or other requirements established by
                  the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a pool asset is delinquent in
                  accordance with the transaction agreements. Such
                  records are maintained on at least a monthly basis, or
                  such other period specified in the transaction
                  agreements, and describe the entity's activities in
                  monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed temporary
                  (e.g., illness or unemployment).
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of return for
                  pool assets with variable rates are computed based on
                  the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such
                  as escrow accounts): (A) such funds are analyzed, in
                  accordance with the obligor's pool asset documents, on
                  at least an annual basis, or such other period
                  specified in the transaction agreements; (B) interest
                  on such funds is paid, or credited, to obligors in
                  accordance with applicable pool asset documents and
                  state laws; and (C) such funds are returned to the
                  obligor within 30 calendar days of full repayment of
                  the related pool asset, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments,
                  provided that such support has been received by the
                  servicer at least 30 calendar days prior to these
                  dates, or such other number of days specified in the
                  transaction agreements.
---------------- -------------------------------------------------------- ------------------
1122(d)(4)(xii)   Any late payment penalties in connection with any
                  payment to be made on behalf of an obligor are paid
                  from the servicer's funds and not charged to the
                  obligor, unless the late payment was due to the
                  obligor's error or omission.
----------------- -------------------------------------------------------- ------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records
                  maintained by the servicer, or such other number of
1122(d)(4)(xiii)  days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts
                  are recognized and recorded in accordance with the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Any external enhancement or other support, identified
                  in Item 1114(a)(1) through (3) or Item 1115 of
                  Regulation AB, is maintained as set forth in the                |X|
1122(d)(4)(xv)    transaction agreements.
----------------- -------------------------------------------------------- ------------------

                                                  SCHEDULE A

                               SCHEDULE OF AGGREGATE PLANNED PRINCIPAL BALANCES

                                                        AGGREGATE CLASS
                                                        A-2, CLASS A-3,
                                                         CLASS A-5 AND
                                                       CLASS A-6 PLANNED
                    DISTRIBUTION DATES                  PRINCIPAL BALANCE

                    Initial Balance..............          $179,586,000.00
                    May 2006.....................          $179,260,097.58
                    June 2006....................          $178,867,151.86
                    July 2006....................          $178,408,345.53
                    August 2006..................          $177,883,804.42
                    September 2006...............          $177,293,696.45
                    October 2006.................          $176,638,231.59
                    November 2006................          $175,917,661.84
                    December 2006................          $175,132,281.11
                    January 2007.................          $174,282,425.15
                    February 2007................          $173,368,471.31
                    March 2007...................          $172,390,838.36
                    April 2007...................          $171,349,986.23
                    May 2007.....................          $170,246,415.66
                    June 2007....................          $169,080,667.90
                    July 2007....................          $167,853,324.27
                    August 2007..................          $166,565,005.75
                    September 2007...............          $165,216,372.45
                    October 2007.................          $163,808,123.15
                    November 2007................          $162,340,994.67
                    December 2007................          $160,815,761.28
                    January 2008.................          $159,233,234.05
                    February 2008................          $157,594,260.14
                    March 2008...................          $155,899,722.09
                    April 2008...................          $154,150,537.04
                    May 2008.....................          $152,347,655.88
                    June 2008....................          $150,492,062.48
                    July 2008....................          $148,584,892.18
                    August 2008..................          $146,627,189.95
                    September 2008...............          $144,620,030.85
                    October 2008.................          $142,626,135.06
                    November 2008................          $140,645,506.06
                    December 2008................          $138,678,058.16
                    January 2009.................          $136,723,706.20
                    February 2009................          $134,782,365.61
                    March 2009...................          $132,853,952.35
                    April 2009...................          $130,938,382.95
                    May 2009.....................          $129,035,574.44
                    June 2009....................          $127,145,444.44
                    July 2009....................          $125,267,911.08
                    August 2009..................          $123,402,893.02
                    September 2009...............          $121,550,309.46
                    October 2009.................          $119,710,080.14
                    November 2009................          $117,882,125.29
                    December 2009................          $116,066,365.69
                    January 2010.................          $114,262,722.62
                    February 2010................          $112,471,117.87
                    March 2010...................          $110,691,473.76
                    April 2010...................          $108,923,713.09
                    May 2010.....................          $107,167,759.19
                    June 2010....................          $105,423,535.87
                    July 2010....................          $103,690,967.45
                    August 2010..................          $101,969,978.73
                    September 2010...............          $100,260,495.01
                    October 2010.................           $98,562,442.08
                    November 2010................           $96,875,746.21
                    December 2010................           $95,200,334.13
                    January 2011.................           $93,536,133.10
                    February 2011................           $91,883,070.80
                    March 2011...................           $90,241,075.41
                    April 2011...................           $88,610,075.57
                    May 2011.....................           $87,100,571.65
                    June 2011....................           $85,601,770.53
                    July 2011....................           $84,113,602.58
                    August 2011..................           $82,635,998.64
                    September 2011...............           $81,168,890.01
                    October 2011.................           $79,712,208.40
                    November 2011................           $78,265,886.02
                    December 2011................           $76,829,855.47
                    January 2012.................           $75,404,049.84
                    February 2012................           $73,988,402.62
                    March 2012...................           $72,582,847.76
                    April 2012...................           $71,187,319.64
                    May 2012.....................           $69,827,906.72
                    June 2012....................           $68,478,218.44
                    July 2012....................           $67,138,190.80
                    August 2012..................           $65,807,760.22
                    September 2012...............           $64,486,863.54
                    October 2012.................           $63,175,438.00
                    November 2012................           $61,873,421.28
                    December 2012................           $60,580,751.43
                    January 2013.................           $59,297,366.93
                    February 2013................           $58,023,206.67
                    March 2013...................           $56,758,209.92
                    April 2013...................           $55,502,316.36
                    May 2013.....................           $54,305,527.30
                    June 2013....................           $53,124,973.96
                    July 2013....................           $51,967,222.55
                    August 2013..................           $50,831,861.69
                    September 2013...............           $49,718,487.15
                    October 2013.................           $48,626,701.72
                    November 2013................           $47,556,115.09
                    December 2013................           $46,506,343.73
                    January 2014.................           $45,477,010.77
                    February 2014................           $44,467,745.92
                    March 2014...................           $43,478,185.31
                    April 2014...................           $42,507,971.41
                    May 2014.....................           $41,658,896.35
                    June 2014....................           $40,825,884.30
                    July 2014....................           $40,008,643.19
                    August 2014..................           $39,206,886.10
                    September 2014...............           $38,420,331.20
                    October 2014.................           $37,648,701.64
                    November 2014................           $36,891,725.45
                    December 2014................           $36,149,135.52
                    January 2015.................           $35,420,669.43
                    February 2014................           $34,706,069.42
                    March 2015...................           $34,005,082.33
                    April 2015...................           $33,317,459.44
                    May 2015.....................           $32,728,838.57
                    June 2015....................           $32,150,343.04
                    July 2015....................           $31,581,801.51
                    August 2015..................           $31,023,045.50
                    September 2015...............           $30,473,909.38
                    October 2015.................           $29,934,230.27
                    November 2015................           $29,403,848.04
                    December 2015................           $28,882,605.22
                    January 2016.................           $28,370,346.99
                    February 2016................           $27,866,921.13
                    March 2016...................           $27,372,177.97
                    April 2016...................           $26,867,402.11
                    May 2016.....................           $26,371,529.04
                    June 2016....................           $25,884,405.77
                    July 2016....................           $25,405,881.90
                    August 2016..................           $24,935,809.57
                    September 2016...............           $24,474,043.42
                    October 2016.................           $24,020,440.57
                    November 2016................           $23,574,860.52
                    December 2016................           $23,137,165.19
                    January 2017.................           $22,707,218.80
                    February 2017................           $22,284,887.90
                    March 2017...................           $21,870,041.28
                    April 2017...................           $21,462,549.95
                    May 2017.....................           $21,062,287.13
                    June 2017....................           $20,669,128.16
                    July 2017....................           $20,282,950.50
                    August 2017..................           $19,903,633.71
                    September 2017...............           $19,531,059.36
                    October 2017.................           $19,165,111.05
                    November 2017................           $18,805,674.34
                    December 2017................           $18,452,636.74
                    January 2018.................           $18,105,887.66
                    February 2018................           $17,765,318.40
                    March 2018...................           $17,430,822.09
                    April 2018...................           $17,102,293.70
                    May 2018.....................           $16,779,629.94
                    June 2018....................           $16,462,729.32
                    July 2018....................           $16,151,492.05
                    August 2018..................           $15,845,820.03
                    September 2018...............           $15,545,616.85
                    October 2018.................           $15,250,787.71
                    November 2018................           $14,961,239.45
                    December 2018................           $14,676,880.47
                    January 2019.................           $14,397,620.76
                    February 2019................           $14,123,371.79
                    March 2019...................           $13,854,046.59
                    April 2019...................           $13,589,559.64
                    May 2019.....................           $13,329,826.88
                    June 2019....................           $13,074,765.69
                    July 2019....................           $12,824,294.85
                    August 2019..................           $12,578,334.52
                    September 2019...............           $12,336,806.22
                    October 2019.................           $12,099,632.83
                    November 2019................           $11,866,738.51
                    December 2019................           $11,638,048.74
                    January 2020.................           $11,413,490.26
                    February 2020................           $11,192,991.05
                    March 2020...................           $10,976,480.34
                    April 2020...................           $10,763,888.55
                    May 2020.....................           $10,555,147.30
                    June 2020....................           $10,350,189.37
                    July 2020....................           $10,148,948.70
                    August 2020..................            $9,951,360.32
                    September 2020...............            $9,757,360.43
                    October 2020.................            $9,566,886.27
                    November 2020................            $9,379,876.17
                    December 2020................            $9,196,269.53
                    January 2021.................            $9,015,936.05
                    February 2021................            $8,838,889.84
                    March 2021...................            $8,665,073.30
                    April 2021...................            $8,494,429.81
                    May 2021.....................            $8,326,903.73
                    June 2021....................            $8,162,440.38
                    July 2021....................            $8,000,986.00
                    August 2021..................            $7,842,487.76
                    September 2021...............            $7,686,893.73
                    October 2021.................            $7,534,152.87
                    November 2021................            $7,384,215.03
                    December 2021................            $7,237,030.90
                    January 2022.................            $7,092,552.03
                    February 2022................            $6,950,730.79
                    March 2022...................            $6,811,520.38
                    April 2022...................            $6,674,874.80
                    May 2022.....................            $6,540,748.83
                    June 2022....................            $6,409,098.04
                    July 2022....................            $6,279,878.75
                    August 2022..................            $6,153,048.04
                    September 2022...............            $6,028,563.74
                    October 2022.................            $5,906,384.37
                    November 2022................            $5,786,469.20
                    December 2022................            $5,668,778.19
                    January 2023.................            $5,553,271.97
                    February 2023................            $5,439,911.87
                    March 2023...................            $5,328,659.88
                    April 2023...................            $5,219,478.65
                    May 2023.....................            $5,112,331.46
                    June 2023....................            $5,007,182.23
                    July 2023....................            $4,903,995.50
                    August 2023..................            $4,802,736.44
                    September 2023...............            $4,703,370.79
                    October 2023.................            $4,605,864.90
                    November 2023................            $4,510,185.70
                    December 2023................            $4,416,300.69
                    January 2024.................            $4,324,177.92
                    February 2024................            $4,233,786.02
                    March 2024...................            $4,145,094.13
                    April 2024...................            $4,058,071.94
                    May 2024.....................            $3,972,689.67
                    June 2024....................            $3,888,918.04
                    July 2024....................            $3,806,728.29
                    August 2024..................            $3,726,092.15
                    September 2024...............            $3,646,981.84
                    October 2024.................            $3,569,370.06
                    November 2024................            $3,493,230.00
                    December 2024................            $3,418,535.28
                    January 2025.................            $3,345,260.02
                    February 2025................            $3,273,378.76
                    March 2025...................            $3,202,866.48
                    April 2025...................            $3,133,698.62
                    May 2025.....................            $3,065,851.02
                    June 2025....................            $2,999,299.96
                    July 2025....................            $2,934,022.10
                    August 2025..................            $2,869,994.56
                    September 2025...............            $2,807,194.80
                    October 2025.................            $2,745,600.70
                    November 2025................            $2,685,190.54
                    December 2025................            $2,625,942.96
                    January 2026.................            $2,567,836.95
                    February 2026................            $2,510,851.91
                    March 2026...................            $2,454,967.58
                    April 2026...................            $2,400,164.04
                    May 2026.....................            $2,346,421.73
                    June 2026....................            $2,293,721.44
                    July 2026....................            $2,242,044.28
                    August 2026..................            $2,191,371.69
                    September 2026...............            $2,141,685.45
                    October 2026.................            $2,092,967.64
                    November 2026................            $2,045,200.67
                    December 2026................            $1,998,367.24
                    January 2027.................            $1,952,450.37
                    February 2027................            $1,907,433.37
                    March 2027...................            $1,863,299.83
                    April 2027...................            $1,820,033.65
                    May 2027.....................            $1,777,618.99
                    June 2027....................            $1,736,040.32
                    July 2027....................            $1,695,282.33
                    August 2027..................            $1,655,330.04
                    September 2027...............            $1,616,168.69
                    October 2027.................            $1,577,783.78
                    November 2027................            $1,540,161.10
                    December 2027................            $1,503,286.65
                    January 2028.................            $1,467,146.70
                    February 2028................            $1,431,727.75
                    March 2028...................            $1,397,016.54
                    April 2028...................            $1,363,000.06
                    May 2028.....................            $1,329,665.50
                    June 2028....................            $1,297,000.29
                    July 2028....................            $1,264,992.09
                    August 2028..................            $1,233,628.76
                    September 2028...............            $1,202,898.40
                    October 2028.................            $1,172,789.29
                    November 2028................            $1,143,289.93
                    December 2028................            $1,114,389.04
                    January 2029.................            $1,086,075.51
                    February 2029................            $1,058,338.44
                    March 2029...................            $1,031,167.13
                    April 2029...................            $1,004,551.06
                    May 2029.....................              $978,479.90
                    June 2029....................              $952,943.50
                    July 2029....................              $927,931.89
                    August 2029..................              $903,435.29
                    September 2029...............              $879,444.07
                    October 2029.................              $855,948.79
                    November 2029................              $832,940.18
                    December 2029................              $810,409.11
                    January 2030.................              $788,346.63
                    February 2030................              $766,743.96
                    March 2030...................              $745,592.46
                    April 2030...................              $724,883.64
                    May 2030.....................              $704,609.18
                    June 2030....................              $684,760.90
                    July 2030....................              $665,330.75
                    August 2030..................              $646,310.85
                    September 2030...............              $627,693.45
                    October 2030.................              $609,470.93
                    November 2030................              $591,635.81
                    December 2030................              $574,180.76
                    January 2031.................              $557,098.55
                    February 2031................              $540,382.12
                    March 2031...................              $524,024.50
                    April 2031...................              $508,018.86
                    May 2031.....................              $492,358.50
                    June 2031....................              $477,036.83
                    July 2031....................              $462,047.37
                    August 2031..................              $447,383.79
                    September 2031...............              $433,039.83
                    October 2031.................              $419,009.37
                    November 2031................              $405,286.40
                    December 2031................              $391,865.01
                    January 2032.................              $378,739.39
                    February 2032................              $365,903.86
                    March 2032...................              $353,352.82
                    April 2032...................              $341,080.77
                    May 2032.....................              $329,082.33
                    June 2032....................              $317,352.19
                    July 2032....................              $305,885.17
                    August 2032..................              $294,676.14
                    September 2032...............              $283,720.11
                    October 2032.................              $273,012.15
                    November 2032................              $262,547.43
                    December 2032................              $252,321.19
                    January 2033.................              $242,328.80
                    February 2033................              $232,565.66
                    March 2033...................              $223,027.29
                    April 2033...................              $213,709.28
                    May 2033.....................              $204,607.31
                    June 2033....................              $195,717.12
                    July 2033....................              $187,034.55
                    August 2033..................              $178,555.49
                    September 2033...............              $170,275.93
                    October 2033.................              $162,191.92
                    November 2033................              $154,299.58
                    December 2033................              $146,595.12
                    January 2034.................              $139,074.79
                    February 2034................              $131,734.94
                    March 2034...................              $124,571.95
                    April 2034...................              $117,582.32
                    May 2034.....................              $110,762.55
                    June 2034....................              $104,109.26
                    July 2034....................               $97,619.11
                    August 2034..................               $91,288.80
                    September 2034...............               $85,115.13
                    October 2034.................               $79,094.94
                    November 2034................               $73,225.12
                    December 2034................               $67,502.63
                    January 2035.................               $61,924.49
                    February 2035................               $56,487.77
                    March 2035...................               $51,189.58
                    April 2035...................               $46,027.10
                    May 2035.....................               $40,997.57
                    June 2035....................               $36,098.26
                    July 2035....................               $31,326.51
                    August 2035..................               $26,679.69
                    September 2035...............               $22,155.24
                    October 2035.................               $17,750.62
                    November 2035................               $13,463.38
                    December 2035................                $9,291.07
                    January 2036.................                $5,240.67
                    February 2036................                $1,300.23
                    March 2036...................                    $5.66
                    April 2036...................                    $0.00

                                                 SCHEDULE B

                               SCHEDULE OF AGGREGATE TARGETED PRINCIPAL BALANCE

                                                       AGGREGATE CLASS
                                                        A-1 AND CLASS
                                                         A-9 TARGETED
                    DISTRIBUTION DATES                 PRINCIPAL BALANCE

                    Initial Balance..............         $79,884,000.00
                    May 2006.....................         $79,804,188.78
                    June 2006....................         $79,709,475.86
                    July 2006....................         $79,598,870.11
                    August 2006..................         $79,472,401.49
                    September 2006...............         $79,330,122.24
                    October 2006.................         $79,172,106.97
                    November 2006................         $78,998,452.63
                    December 2006................         $78,809,278.54
                    January 2007.................         $78,604,726.23
                    February 2007................         $78,384,959.43
                    March 2007...................         $78,150,163.83
                    April 2007...................         $77,900,546.91
                    May 2007.....................         $77,636,337.76
                    June 2007....................         $77,357,786.73
                    July 2007....................         $77,065,165.17
                    August 2007..................         $76,758,765.03
                    September 2007...............         $76,438,898.57
                    October 2007.................         $76,105,897.77
                    November 2007................         $75,760,114.01
                    December 2007................         $75,401,917.51
                    January 2008.................         $75,031,696.76
                    February 2008................         $74,649,857.99
                    March 2008...................         $74,256,824.55
                    April 2008...................         $73,853,036.23
                    May 2008.....................         $73,438,948.67
                    June 2008....................         $73,015,032.53
                    July 2008....................         $72,581,800.69
                    August 2008..................         $72,139,750.63
                    September 2008...............         $71,689,392.66
                    October 2008.................         $71,245,559.10
                    November 2008................         $70,808,191.63
                    December 2008................         $70,377,211.42
                    January 2009.................         $69,952,540.40
                    February 2009................         $69,534,101.25
                    March 2009...................         $69,121,817.41
                    April 2009...................         $68,715,613.06
                    May 2009.....................         $68,315,413.12
                    June 2009....................         $67,921,143.23
                    July 2009....................         $67,532,729.75
                    August 2009..................         $67,150,099.79
                    September 2009...............         $66,773,181.13
                    October 2009.................         $66,401,902.24
                    November 2009................         $66,036,192.35
                    December 2009................         $65,675,981.32
                    January 2010.................         $65,321,199.71
                    February 2010................         $64,971,778.77
                    March 2010...................         $64,627,650.39
                    April 2010...................         $64,288,747.16
                    May 2010.....................         $63,955,002.30
                    June 2010....................         $63,626,349.68
                    July 2010....................         $63,302,723.83
                    August 2010..................         $62,984,059.92
                    September 2010...............         $62,670,293.73
                    October 2010.................         $62,361,361.67
                    November 2010................         $62,057,200.80
                    December 2010................         $61,757,748.78
                    January 2011.................         $61,462,943.84
                    February 2011................         $61,172,724.88
                    March 2011...................         $60,887,031.34
                    April 2011...................         $60,605,803.29
                    May 2011.....................         $60,349,413.59
                    June 2011....................         $60,097,244.27
                    July 2011....................         $59,849,237.37
                    August 2011..................         $59,605,335.46
                    September 2011...............         $59,365,481.67
                    October 2011.................         $59,129,619.74
                    November 2011................         $58,897,693.89
                    December 2011................         $58,669,648.95
                    January 2012.................         $58,445,430.24
                    February 2012................         $58,224,983.64
                    March 2012...................         $58,008,255.57
                    April 2012...................         $57,795,192.94
                    May 2012.....................         $57,592,117.48
                    June 2012....................         $57,392,523.97
                    July 2012....................         $57,196,361.35
                    August 2012..................         $57,003,579.10
                    September 2012...............         $56,814,127.17
                    October 2012.................         $56,627,956.02
                    November 2012................         $56,445,016.58
                    December 2012................         $56,265,260.29
                    January 2013.................         $56,088,639.05
                    February 2013................         $55,915,105.24
                    March 2013...................         $55,744,611.71
                    April 2013...................         $55,577,111.78
                    May 2013.....................         $55,424,274.95
                    June 2013....................         $55,266,450.91
                    July 2013....................         $55,096,972.65
                    August 2013..................         $54,916,151.55
                    September 2013...............         $54,724,292.66
                    October 2013.................         $54,521,694.82
                    November 2013................         $54,308,650.73
                    December 2013................         $54,085,447.13
                    January 2014.................         $53,852,364.88
                    February 2014................         $53,609,679.01
                    March 2014...................         $53,357,658.91
                    April 2014...................         $53,096,568.40
                    May 2014.....................         $52,781,992.91
                    June 2014....................         $52,460,656.87
                    July 2014....................         $52,132,767.72
                    August 2014..................         $51,798,528.41
                    September 2014...............         $51,458,137.49
                    October 2014.................         $51,111,789.19
                    November 2014................         $50,759,673.55
                    December 2014................         $50,401,976.37
                    January 2015.................         $50,038,879.47
                    February 2014................         $49,670,560.60
                    March 2015...................         $49,297,193.60
                    April 2015...................         $48,918,948.50
                    May 2015.....................         $48,502,479.77
                    June 2015....................         $48,083,317.94
                    July 2015....................         $47,661,567.82
                    August 2015..................         $47,237,331.83
                    September 2015...............         $46,810,710.10
                    October 2015.................         $46,381,800.48
                    November 2015................         $45,950,698.60
                    December 2015................         $45,517,497.91
                    January 2016.................         $45,082,289.70
                    February 2016................         $44,645,163.17
                    March 2016...................         $44,206,205.45
                    April 2016...................         $43,723,348.63
                    May 2016.....................         $43,238,980.40
                    June 2016....................         $42,753,186.78
                    July 2016....................         $42,266,051.71
                    August 2016..................         $41,777,657.12
                    September 2016...............         $41,288,082.93
                    October 2016.................         $40,797,407.11
                    November 2016................         $40,305,705.72
                    December 2016................         $39,813,052.93
                    January 2017.................         $39,319,521.07
                    February 2017................         $38,825,180.65
                    March 2017...................         $38,330,100.43
                    April 2017...................         $37,834,347.42
                    May 2017.....................         $37,337,986.89
                    June 2017....................         $36,841,082.48
                    July 2017....................         $36,343,696.16
                    August 2017..................         $35,845,888.27
                    September 2017...............         $35,347,717.62
                    October 2017.................         $34,849,241.42
                    November 2017................         $34,350,515.38
                    December 2017................         $33,851,593.73
                    January 2018.................         $33,352,529.20
                    February 2018................         $32,853,373.13
                    March 2018...................         $32,354,175.42
                    April 2018...................         $31,854,984.59
                    May 2018.....................         $31,355,847.83
                    June 2018....................         $30,856,810.98
                    July 2018....................         $30,357,918.59
                    August 2018..................         $29,859,213.94
                    September 2018...............         $29,360,739.03
                    October 2018.................         $28,862,534.69
                    November 2018................         $28,364,640.47
                    December 2018................         $27,867,094.82
                    January 2019.................         $27,369,934.95
                    February 2019................         $26,873,197.04
                    March 2019...................         $26,376,916.07
                    April 2019...................         $25,881,125.96
                    May 2019.....................         $25,385,859.58
                    June 2019....................         $24,891,148.73
                    July 2019....................         $24,397,024.21
                    August 2019..................         $23,903,515.78
                    September 2019...............         $23,410,652.27
                    October 2019.................         $22,918,461.46
                    November 2019................         $22,426,970.27
                    December 2019................         $21,936,204.65
                    January 2020.................         $21,446,189.63
                    February 2020................         $20,956,949.40
                    March 2020...................         $20,468,507.22
                    April 2020...................         $19,980,885.53
                    May 2020.....................         $19,494,105.92
                    June 2020....................         $19,008,189.17
                    July 2020....................         $18,523,155.23
                    August 2020..................         $18,039,023.32
                    September 2020...............         $17,555,811.80
                    October 2020.................         $17,073,538.37
                    November 2020................         $16,592,219.92
                    December 2020................         $16,111,872.65
                    January 2021.................         $15,632,200.78
                    February 2021................         $15,153,532.58
                    March 2021...................         $14,675,882.14
                    April 2021...................         $14,199,262.93
                    May 2021.....................         $13,723,687.73
                    June 2021....................         $13,249,168.66
                    July 2021....................         $12,775,717.27
                    August 2021..................         $12,303,344.46
                    September 2021...............         $11,832,060.52
                    October 2021.................         $11,361,875.20
                    November 2021................         $10,892,797.61
                    December 2021................         $10,424,836.35
                    January 2022.................          $9,957,999.43
                    February 2022................          $9,492,294.36
                    March 2022...................          $9,027,728.09
                    April 2022...................          $8,564,307.04
                    May 2022.....................          $8,102,037.18
                    June 2022....................          $7,640,923.93
                    July 2022....................          $7,180,972.26
                    August 2022..................          $6,722,186.65
                    September 2022...............          $6,264,571.10
                    October 2022.................          $5,808,129.20
                    November 2022................          $5,352,864.05
                    December 2022................          $4,898,778.35
                    January 2023.................          $4,445,874.35
                    February 2023................          $3,994,153.91
                    March 2023...................          $3,543,618.46
                    April 2023...................          $3,094,269.04
                    May 2023.....................          $2,646,106.31
                    June 2023....................          $2,199,130.54
                    July 2023....................          $1,753,341.64
                    August 2023..................          $1,308,739.14
                    September 2023...............            $865,322.22
                    October 2023.................            $423,089.72
                    November 2023................                  $0.00
                    Interest of not less than 0.01%.